UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07121)

Exact name of registrant as specified in charter: Putnam Asset Allocation Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Asset Allocation Funds

9|30|07

*Annual Report*

PUTNAM INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help weather changing market environments.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Asset Allocation
Funds

9| 30| 07
Annual Report

Message from the Trustees	1
About the funds	2
Performance snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	20
Trustee approval of management contract	21
Other information for shareholders	25
Financial statements	26
Federal tax information	171
Brokerage commissions	171
Shareholder meeting results	172
About the Trustees	173
Officers	177

Message from the Trustees

Dear Fellow Shareholder:

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam Asset Allocation Funds: diversification made easy

Putnam Asset Allocation Funds provide balanced diversification through three portfolios — Growth, Balanced, and Conservative — designed for investors with different goals and attitudes toward risk. Each portfolio has a distinct objective and a target mix of stocks and bonds. The mix of holdings is rebalanced regularly as the funds’ managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. Spreading fund holdings across a variety of asset classes has been shown time and again to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create investment strategies for each of the Putnam Asset Allocation Funds. These strategies integrate the global perspective of an experienced portfolio management team, flexible weightings of asset classes in accordance with their perceived attractiveness, and analysis to add value within each asset class.

The funds’ management team also draws on the resources of Putnam’s global research group, which covers more than 1,000 securities worldwide; recommendations of Putnam’s investment-style teams based on their in-depth analysis of specific market segments; and input from the firm’s economists, market strategists, and currency specialists.

This comprehensive approach, incorporating the insights of many specialists, helps the portfolios adhere to consistent investment objectives as they seek to exploit ever-changing market conditions.

Putnam Asset Allocation Funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

Diversification does not ensure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

The portfolios invest in a wide range of securities across 10 distinct asset classes and are actively rebalanced to manage risk.

Performance snapshots

Putnam Asset Allocation Funds

Performance

Class A share average annual total return as of 9/30/07

	Growth Portfolio		Balanced Portfolio		Conservative Portfolio
(inception dates)	(2/8/94)		(2/7/94)		(2/7/94)

	Before sales	After sales	Before sales	After sales	Before sales	After sales
	charge	charge	charge	charge	charge	charge

Annual average
(life of fund)	9.48%	9.05%	8.18%	7.75%	6.64%	6.22%

10 years	92.13	81.98	71.86	62.85	63.14	54.54
Annual average	6.75	6.17	5.56	5.00	5.02	4.45

5 years	112.01	100.79	74.11	64.95	48.10	40.33
Annual average	16.22	14.96	11.73	10.53	8.17	7.01

3 years	51.35	43.39	34.77	27.70	21.50	15.12
Annual average	14.81	12.76	10.46	8.49	6.71	4.81

1 year	14.31	8.30	9.36	3.59	5.76	0.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 5.25% load. For a portion of the periods, the funds may have limited expenses, without which returns would have been lower. See pages 10–14 for additional performance information. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Market sector and fund performance

This chart shows the performance of different market sectors for the 12 months ended 9/30/07. See pages 10–14 for additional fund performance information. Index descriptions can be found on page 20.

“We are relying on our research
skill and investment flexibility to
identify opportunities across
global markets, with an eye
toward wealth preservation as
financial markets grapple with the
investment implications of the
weak U.S. housing market.”

Jeffrey Knight, Portfolio Leader,
Putnam Asset Allocation Funds

Report from the fund managers

The year in review

For the year ended September 30, 2007, all three Putnam Asset Allocation Funds posted strong returns. The period was marked by continued appreciation across all asset classes, with equities, particularly international equities, leading the advance. However, volatility also increased because of the ongoing troubles of the U.S. real estate market. This volatility was accompanied by changing performance leadership within both equity and fixed-income markets. Asset classes that had lagged behind in recent years have moved ahead.

Putnam Asset Allocation: Growth Portfolio’s class A shares returned 14.31% before sales charges for the period. The portfolio’s benchmark, the Russell 3000 Index, returned 16.52%, and the Putnam Growth Blended Benchmark returned 17.45% . The average return for the portfolio’s Lipper category, Mixed-Asset Target Allocation Growth Funds, was 14.04% .

Putnam Asset Allocation: Balanced Portfolio’s class A shares returned 9.36% before sales charges for the period. The portfolio’s benchmark, the Russell 3000 Index, returned 16.52%, and the Putnam Balanced Blended Benchmark returned 12.89% . The average return for the portfolio’s Lipper category, Mixed-Asset Target Allocation Moderate Funds, was 11.68% .

Putnam Asset Allocation: Conservative Portfolio’s class A shares returned 5.76% before sales charges for the period. The portfolio’s benchmark, the Lehman Aggregate Bond Index, returned 5.14%, and the Putnam Conservative Blended Benchmark returned 9.07% . The average return for the portfolio’s Lipper category, Mixed-Asset Target Allocation Conservative Funds, was 8.05% .

Market overview

Global stock markets recorded strong gains during the funds’ fiscal year, though this advance was accompanied by increasing volatility. Stocks were supported by an impressive global economic growth rate, which the International Monetary Fund (IMF) estimated to be approximately 5%. In these conditions, corporate profit growth has been robust, particularly in the energy, basic materials, capital goods, transportation, utilities, and technology sectors. Merger-and-acquisition activity also contributed to market gains, particularly in Europe. U.S. dollar weakness added to the performance of international securities.

Market volatility increased in large part because of the rising volume of non-performing subprime mortgage debt that originated primarily in the United States. Mortgage defaults caused mounting losses to several hedge funds and global financial institutions during the past summer, and trading in credit markets slowed to a standstill. The consequences included a widening of yield spreads on bonds for all but the highest-quality securities. At the same time, many blue-chip stocks dropped sharply as financial institutions, struggling to maintain liquidity, were in many cases compelled to sell high-quality stocks when they could not find buyers for low-quality bonds.

Fortunately, the U.S. Federal Reserve, the Bank of England, and other central banks took steps to increase liquidity, and, as market confidence improved, most equity markets recovered during September. However, the increase in volatility contributed to a transition in market leadership. In equity markets, large-cap and growth-style stocks led in the final months of the period. In fixed-income markets, high-quality bonds led the performance of high-yield bonds, including emerging-market issues.

Strategy overview: Growth Portfolio

The Growth Portfolio delivered a double-digit return, but underperformed the Russell 3000 Index as well as its blended benchmark during the annual period. The portfolio’s flexible investment approach seeks to outperform the stock market over a full market cycle with less volatility than the market. We invest approximately 80% of the fund’s assets in stocks of large, midsize, and small companies, and about 20% in bonds.

As in previous periods, the international equity component was the leading contributor to performance; it benefited from favorable stock selection and from a portion devoted to emerging-market equities, though we trimmed this position during the fiscal year to take profits. Our allocation to small-cap stocks, as well as our security selection in this asset class, performed well. Active currency management added value: overweighting the euro and the Australian dollar versus the U.S. dollar contributed to results at different points during the year.

The most significant adverse factor was our stock selection decisions among U.S. large-cap equities. During the summer’s credit crisis, many financial institutions were compelled to sell high-quality, large-cap equities, simply to maintain trading liquidity. Although this wave of selling was brief, it had an adverse impact on the fund’s performance. Fortunately, the fund participated in the market recovery that occurred in September.

During the second half of the fund’s fiscal year, we adjusted our market exposures to place an emphasis on wealth preservation. We reduced the position in international equities and in U.S. high-yield bonds. We also increased the position in money market securities and in international bonds, while reducing other fixed-income securities and equities.

Strategy overview: Balanced Portfolio

The Balanced Portfolio provided a solid return during the period but underperformed the Russell 3000 Index and its blended benchmark. The portfolio’s flexible investment approach seeks to outperform the stock market over a full market cycle with less volatility than the market. We invest approximately 60% of the fund’s assets in stocks of large, midsize, and small companies, and about 40% in bonds.

As in previous periods, the international equity component was the leading contributor to performance. Our stock selection within this asset class also added to results relative to the Russell 3000 Index. Our allocations to U.S. investment-grade bonds and small-cap stocks also had a positive impact. For much of the period, the portfolio deemphasized U.S. investment-grade bonds, before we added to the position as market volatility increased. Although bonds underperformed stocks for the period as a whole, this allocation decision, as well as our security selection, had a beneficial impact on performance when stock prices fell during the summer months. Active

Growth Portfolio:
Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets and include derivative securities. Weightings may differ from those shown later in this report and will vary over time.

currency management added value: overweighting the euro and the Australian dollar versus the U.S. dollar contributed to results at different points during the year.

The most significant adverse factor was our stock selection decisions among U.S. large-cap equities, which came under heavy selling pressure during the summer’s credit crisis. During this brief selling wave, high-quality companies actually underperformed the market because they represented the most readily tradable securities for financial institutions struggling to maintain trading liquidity. This selling had an adverse impact on the fund’s short-term returns.

In the second half of the annual period, we adjusted the portfolio’s market exposure to emphasize wealth preservation amid increasing market volatility. We reduced the position in U.S. high-yield bonds and trimmed the weighting in international equities. We also increased the position in money market securities while reducing other fixed-income securities.

Strategy overview: Conservative Portfolio

The Conservative Portfolio’s return during the annual period exceeded that of the Lehman Aggregate Bond Index, but underperformed that of its blended benchmark. The portfolio follows a flexible investment approach designed to avoid losses while participating in rising markets worldwide. It invests approximately 70% of its assets in bonds to generate income. There is also a stock component, intended to protect against inflation while providing a return potentially greater than a pure fixed-income investment.

During the fiscal year, a lower-than-target weighting to U.S. fixed-income securities had a positive impact on results, as both money market and equity securities contributed relatively strong performance. Security selection among U.S. investment-grade securities, including an emphasis on collateralized mortgage-backed securities (CMBSs) and asset-backed securities (ABSs) also helped returns. International positions also provided benefits. While the international equity component was small on an absolute basis, it was larger than that of the blended benchmark, and our security selection in this asset class contributed positively to performance. For the year as a whole, our currency strategies also added strength, as the dollar was generally weak.

The most significant detractor from performance for the period involved our unfavorable stock selection within the U.S. equity weighting. In particular, holdings in the technology and financial sectors had an adverse impact on performance.

During the period, we adjusted our market exposures. We reduced the position in U.S. high-yield bonds in order to reduce the portfolio’s credit-risk exposure. We also trimmed

Balanced Portfolio:
Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets and include derivative securities. Weightings may differ from those shown later in this report and will vary over time.

positions in equities. We also increased the position in money market securities to help preserve wealth.

Of special interest

Dividend changes for the funds

The Balanced Portfolio’s dividend increased over 30% during the period, from $0.043 to $0.056 per class A share. This change, which was effective in December 2006, is the result of an overall increase in the fund’s distributable income. Similar changes in the fund’s dividend were made for other share classes.

The Conservative Portfolio’s dividend increased nearly 20% during the period, from $0.021 to $0.025 per class A share. This change, which was effective in November 2006, is the result of an overall increase in the fund’s distributable income. Similar changes in the fund’s dividend were made for other share classes.

Conservative Portfolio:
Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets and include derivative securities. Weightings may differ from those shown later in this report and will vary over time.

The outlook for your fund

The following commentary reflects anticipated
developments that could affect your fund over the
next six months, as well as your management
team’s plans for responding to them.

Conflicting trends offer opportunities and risks in investment markets today. The credit markets are still adjusting to the increasing amount of non-performing U.S. mortgage debt, which is spread across a variety of structured securities that are traded in global markets. As the full extent of the problem comes gradually to light, there are also concerns about the impact of the weak housing market on U.S. economic growth and consumer spending. Fortunately, recent data indicates that continued growth remains more likely than a recession, and global economic growth is robust. The IMF’s latest economic outlook predicts growth in the U.S. and global economies during 2008. Also, the U.S. Federal Reserve and central banks around the world are taking an active and constructive approach to help credit markets return to normalcy and to support global growth.

On balance, we anticipate a more moderate return landscape than in the past year, and we believe investors must adapt with strategies more suited to a low-return environment. We continue to stress the importance of maintaining comprehensive diversification and a global investment perspective, and pursuing multiple distinct, disciplined strategies designed to add value regardless of market direction. We believe this approach should provide a balance between risk and reward suited to today’s investment landscape.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Putnam Asset Allocation Funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds. Diversification does not ensure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown.

Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Growth Portfolio

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/14/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.48%	9.05%	8.67%	8.67%	8.62%	8.62%	8.93%	8.66%	9.21%	9.75%

10 years	92.13	81.98	78.02	78.02	78.02	78.02	82.77	76.87	87.38	96.74
Annual average	6.75	6.17	5.94	5.94	5.94	5.94	6.22	5.87	6.48	7.00

5 years	112.01	100.79	104.25	102.25	104.10	104.10	106.53	99.92	109.25	114.47
Annual average	16.22	14.96	15.35	15.13	15.34	15.34	15.61	14.86	15.91	16.49

3 years	51.35	43.39	48.06	45.05	48.04	48.04	49.00	44.14	50.21	52.38
Annual average	14.81	12.76	13.98	13.20	13.97	13.97	14.22	12.96	14.52	15.07

1 year	14.31	8.30	13.41	8.41	13.40	12.40	13.65	9.95	14.00	14.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	1	1		1	1

Income	$ 0.080		—	$0.003	$0.015		$0.061	$0.107

Capital gains	—		—	—	—		—	—

Total	$0.080		—	$0.003	$0.015		$0.061	$0.107

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
9/30/06	$13.32	$14.06	$13.05	$12.86	$13.09	$13.53	$13.18	$13.44

9/30/07	15.14	15.98	14.80	14.58	14.86	15.36	14.96	15.28

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Past performance does not indicate future results. At the end of the same time period for the Growth Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,802 and $17,802, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,687 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,738 and $19,674, respectively.

Balanced Portfolio

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/5/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.18%	7.75%	7.38%	7.38%	7.33%	7.33%	7.66%	7.40%	7.89%	8.45%

10 years	71.86	62.85	59.45	59.45	59.29	59.29	63.42	58.13	67.21	76.24
Annual average	5.56	5.00	4.78	4.78	4.77	4.77	5.03	4.69	5.28	5.83

5 years	74.11	64.95	67.80	65.80	67.60	67.60	69.94	64.45	71.44	76.33
Annual average	11.73	10.53	10.91	10.64	10.88	10.88	11.19	10.46	11.38	12.01

3 years	34.77	27.70	31.88	28.88	31.78	31.78	32.83	28.56	33.60	35.84
Annual average	10.46	8.49	9.66	8.82	9.64	9.64	9.93	8.73	10.14	10.75

1 year	9.36	3.59	8.58	3.58	8.64	7.64	8.83	5.27	9.13	9.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.224		$0.128	$0.134	$0.161		$0.172	0.255

Capital gains		—	—	—		—	—	—

Total	$0.224		$0.128	$0.134	$0.161		$0.172	$0.255

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$11.86	$12.52	$11.78	$11.66	$11.84	$12.24	$11.79	$11.88

9/30/07	12.74	13.45	12.66	12.53	12.72	13.15	12.69	12.76

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Past performance does not indicate future results. At the end of the same time period for the Balanced Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,945 and $15,929, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,813 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,721 and $17,624, respectively.

Conservative Portfolio

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/14/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.64%	6.22%	5.82%	5.82%	5.82%	5.82%	6.08%	5.82%	6.46%	6.89%

10 years	63.14	54.54	50.95	50.95	51.41	51.41	54.42	49.34	60.90	67.08
Annual average	5.02	4.45	4.20	4.20	4.24	4.24	4.44	4.09	4.87	5.27

5 years	48.10	40.33	42.42	40.42	42.78	42.78	43.98	39.22	47.89	49.98
Annual average	8.17	7.01	7.33	7.03	7.38	7.38	7.56	6.84	8.14	8.44

3 years	21.50	15.12	18.58	15.58	19.02	19.02	19.59	15.77	21.62	22.49
Annual average	6.71	4.81	5.85	4.94	5.98	5.98	6.14	5.00	6.74	7.00

1 year	5.76	0.22	5.00	0.00	5.21	4.21	5.27	1.84	5.77	6.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.296		$0.221	$0.221	$0.246		$0.272	$0.320

Capital gains	—		—	—	—		—	—

Total	$0.296		$0.221	$0.221	$0.246		$0.272	$0.320

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
9/30/06	$9.59	$10.12	$9.50	$9.49	$9.50	$9.82	$9.67	$9.57

9/30/07	9.84	10.39	9.75	9.76	9.75	10.08	9.95	9.83

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Past performance does not indicate future results. At the end of the same time period for the Conservative Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,095 and $15,141, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,934 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,090 and $16,708, respectively.

Comparative index returns For periods ended 9/30/07

			Lipper Mixed-	Lipper Mixed-	Lipper Mixed-
			Asset Target	Asset Target	Asset Target
			Allocation	Allocation	Allocation
		Lehman	Growth Funds	Moderate Funds	Conservative
	Russell	Aggregate	category	category	Funds category
	3000 Index	Bond Index	average*	average†	average‡

Annual average
(life of fund)	10.93%	6.15%	8.54%	7.92%	6.87%

10 years	93.52	78.54	84.82	73.64	70.14
Annual average	6.83	5.97	6.20	5.55	5.39

5 years	111.69	22.45	78.71	68.74	43.74
Annual average	16.18	4.13	12.20	10.96	7.42

3 years	47.14	12.04	37.33	31.26	20.11
Annual average	13.74	3.86	11.09	9.46	6.26

1 year	16.52	5.14	14.04	11.68	8.05

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 627, 523, 397, 201, and 93 funds, respectively, in this Lipper category.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 442, 343, 231, 127, and 43 funds, respectively, in this Lipper category.

 ‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 401, 255, 135, 52, and 11 funds, respectively, in this Lipper category.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from April 1, 2007, to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio
Expenses paid per $1,000*	$ 5.76	$ 9.60	$ 9.60	$ 8.32	$ 7.04	$ 4.48

Ending value (after expenses)	$1,051.40	$1,048.20	$1,047.40	$1,048.70	$1,050.60	$1,052.40

Balanced Portfolio
Expenses paid per $1,000*	$ 5.34	$ 9.14	$ 9.14	$ 7.88	$ 6.61	$ 4.07

Ending value (after expenses)	$1,029.90	$1,026.00	$1,026.50	$1,027.30	$1,028.60	$1,031.20

Conservative Portfolio
Expenses paid per $1,000*	$ 5.77	$ 9.54	$ 9.55	$ 8.28	$ 7.03	$ 4.51

Ending value (after expenses)	$1,017.50	$1,013.70	$1,014.70	$1,015.00	$1,018.10	$1,019.80

* Expenses for each share class are calculated using each fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2007, use the calculation method below. To find the value of your investment on April 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio
Expenses paid per $1,000*	$ 5.67	$ 9.45	$ 9.45	$ 8.19	$ 6.93	$ 4.41

Ending value (after expenses)	$1,019.45	$1,015.69	$1,015.69	$1,016.95	$1,018.20	$1,020.71

Balanced Portfolio
Expenses paid per $1,000*	$ 5.32	$ 9.10	$ 9.10	$ 7.84	$ 6.58	$ 4.05

Ending value (after expenses)	$1,019.80	$1,016.04	$1,016.04	$1,017.30	$1,018.55	$1,021.06

Conservative Portfolio
Expenses paid per $1,000*	$ 5.77	$ 9.55	$ 9.55	$ 8.29	$ 7.03	$ 4.51

Ending value (after expenses)	$1,019.35	$1,015.59	$1,015.59	$1,016.85	$1,018.10	$1,020.61

* Expenses for each share class are calculated using each fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio annualized expense ratio*	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Average annualized expense ratio for Lipper peer group†	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Balanced Portfolio annualized expense ratio*	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Average annualized expense ratio for Lipper peer group†	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

Conservative Portfolio annualized expense ratio*	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Average annualized expense ratio for Lipper peer group†	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

* For the funds’ most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the funds, and that an asset-weighted average would likely be lower than the simple average. Also, the funds and Lipper report expense data at different times and for different periods. Each fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Growth Portfolio*	81%	85%	112%	120%	126%

Lipper Mixed-Asset Target Allocation Growth Funds category average	69%	70%	72%	74%	84%

Balanced Portfolio*	107%	90%	144%	159%	145%

Lipper Mixed-Asset Target Allocation Moderate Funds category average	71%	73%	76%	71%	75%

Conservative Portfolio*	151%	133%	209%	259%	200%

Lipper Mixed-Asset Target Allocation Conservative Funds category average	54%	49%	50%	48%	52%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 9/30/07.

* Portfolio turnover excludes dollar roll transactions.

Your fund’s risk

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader. Robert Kea and Robert Schoen are Portfolio Members of the funds. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the funds’ current Portfolio Leader and Portfolio Members have invested in the funds and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

GP	Assets in the Growth Portfolio	• Total assets in all Putnam funds
BP	Assets in the Balanced Portfolio
CP	Assets in the Conservative Portfolio

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2007					BP CP	GP	•

Portfolio Leader	2006					BP CP	GP	•

Robert Kea	2007	BP CP				GP		•

Portfolio Member	2006	BP CP				GP •

Robert Schoen	2007	BP CP				GP		•

Portfolio Member	2006	BP CP				GP •

Trustee and Putnam employee fund ownership

As of September 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the three Putnam Asset Allocation Funds and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

Putnam
	Trustees	employees

Growth Portfolio	$ 1,091,000	$ 27,955,000

Balanced Portfolio	$ 5,962,000	$ 9,839,000

Conservative Portfolio	$ 6,790,000	$ 9,008,000

Total assets in all Putnam funds	$91,000,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Income Strategies Fund and the ten Putnam RetirementReady® Funds, and a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea and Robert Schoen are also Portfolio Members of Putnam Income Strategies Fund and the ten Putnam RetirementReady® Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged index of equity securities from emerging markets.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JPMorgan Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JPMorgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

Actual
	Management	Total Expenses
	Fee (percentile)	(percentile)

Putnam Asset Allocation Funds:
Conservative Portfolio	57th	21st

Putnam Asset Allocation Funds:
Balanced Portfolio	48th	34th

Putnam Asset Allocation Funds:
Growth Portfolio	48th	66th

(Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to Putnam Asset Allocation Funds: Growth Portfolio.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the Putnam Asset Allocation Funds, the Trustees considered the Lipper peer group percentile rankings for each fund’s class A share cumulative total return performance results at net asset value for the one-, three- and five-year periods ended March 31, 2007. This information is shown in the following table. (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds. Past performance is no guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period

Putnam Asset Allocation Funds:	48th	37th	27th
Conservative Portfolio	( 175/364)	(78/214)	(28/106)

Lipper Mixed-Asset Target
Allocation Conservative Funds

Putnam Asset Allocation Funds:	38th	34th	37th
Balanced Portfolio	(227/611)	(169/504)	(136/376)

Lipper Mixed-Asset Target
Allocation Growth Funds

Putnam Asset Allocation Funds:	13th	7th	10th
Growth Portfolio	(76/611)	(34/504)	(36/376)

Lipper Mixed-Asset Target
Allocation Growth Funds

See page 24 for more recent Lipper performance ranking information for the funds. Past performance is no guarantee of future results.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

More Recent Peer Group Rankings

More recent Lipper percentile rankings are shown for the funds in the following table. Note that this information was not available to the Trustees when they approved the continuance of the fund’s management contract. The table shows the Lipper peer group percentile rankings of each fund’s class A share total return performance at net asset value. These rankings were determined on an annualized basis and are for the one-, five-, and ten-year periods ended on the most recent calendar quarter (September 30, 2007). Where applicable, the table also shows the fund’s rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds.

	One-year	Five-year	Ten-year
	period	period	period

Putnam Asset Allocation Funds:	90th	37th	57th
Conservative Portfolio	(360/401)	(49/135)	(30/52)

Lipper Mixed-Asset Target
Allocation Conservative Funds

Putnam Asset Allocation Funds:	83rd	31st	54th
Balanced Portfolio	(367/442)	(71/231)	(68/127)

Lipper Mixed-Asset Target
Allocation Moderate Funds

Putnam Asset Allocation Funds:	43rd	7th	36th
Growth Portfolio	(270/627)	(25/397)	(71/201)

Lipper Mixed-Asset Target
Allocation Growth Funds

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Asset Allocation Funds:

In our opinion, the accompanying statements of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the “trust”) at September 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2007

The funds’ portfolios 9/30/07

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Banking		6.5%		5.1%		3.2%

Allied Irish Banks PLC (Ireland)	85,999	$2,086,104	65,247	$1,582,716	17,278	$419,118
Australia & New Zealand Banking Group,
Ltd. (Australia)	113,755	2,994,829	85,403	2,248,406	23,311	613,709
Banco do Brasil SA (Brazil)	82,400	1,389,376	—	—	—	—
Banco Latinoamericano de Exportaciones
SA Class E (Panama)	35,400	643,572	25,300	459,954	—	—
Bank of America Corp. #	152,627	7,672,559	124,893	6,278,371	43,514	2,187,449
Bank of Cyprus PCL (Cyprus)	33,230	587,009	—	—	—	—
BankUnited Financial Corp. Class A	26,800	416,472	19,500	303,030	—	—
Banner Corp.	15,200	522,728	11,000	378,290	—	—
Barclays PLC (United Kingdom)	662,561	8,069,440	467,476	5,693,468	127,052	1,547,387
BNP Paribas SA (France)	93,387	10,225,905	69,442	7,603,920	19,093	2,090,689
Boston Private Financial Holdings, Inc.	26,500	737,760	19,900	554,016	7,000	194,880
Center Financial Corp.	25,400	353,314	18,600	258,726	—	—
China Merchants Bank Co., Ltd. (China)	107,500	469,385	—	—	—	—
Citizens Republic Bancorp, Inc.	34,400	554,184	30,900	497,799	10,900	175,599
City Bank	22,200	637,584	15,800	453,776	—	—
City Holding Co.	14,100	513,381	10,300	375,023	—	—
Comerica, Inc.	4,300	220,504	3,200	164,096	1,100	56,408
Commerzbank AG (Germany)	21,285	862,249	16,134	653,583	4,410	178,648
Corus Bankshares, Inc.	28,400	369,768	20,500	266,910	—	—
DBS Group Holdings, Ltd. (Singapore)	254,000	3,676,390	188,000	2,721,108	52,000	752,647
Dexia (Belgium)	13,102	397,087	—	—	—	—
Downey Financial Corp.	9,000	520,200	6,600	381,480	—	—
First Community Bancorp	4,300	235,253	3,200	175,072	1,100	60,181
First Midwest Bancorp, Inc.	20,300	693,448	15,200	519,232	5,400	184,464
First Niagara Financial Group, Inc.	85,000	1,202,750	70,100	991,915	24,800	350,920
First Regional Bancorp †	13,600	333,608	9,900	242,847	—	—
FirstFed Financial Corp. †	17,700	877,035	13,200	654,060	—	—
FirstMerit Corp.	48,900	966,264	36,600	723,216	12,900	254,904
Frontier Financial Corp.	14,800	345,284	11,100	258,963	3,900	90,987
Fukuoka Financial Group, Inc. (Japan)	264,000	1,541,693	200,000	1,167,950	52,000	303,667
Hancock Holding Co.	17,300	693,384	15,100	605,208	5,300	212,424
HBOS PLC (United Kingdom)	338,522	6,331,497	250,733	4,689,548	67,409	1,260,774
Imperial Capital Bancorp, Inc.	10,400	293,800	7,500	211,875	—	—
Industrial & Commercial Bank of China (China)	4,324,000	3,027,319	—	—	—	—
Intervest Bancshares Corp.	18,200	450,450	13,200	326,700	—	—
Julius Baer Holding, Ltd. Class B (Switzerland)	16,394	1,226,767	—	—	—	—
KBC Groupe SA (Belgium)	94,692	13,035,993	70,413	9,693,568	19,360	2,665,239
KeyCorp #	63,980	2,068,473	50,600	1,635,898	17,900	578,707
Kookmin Bank (South Korea)	6,356	522,925	—	—	—	—
Mitsubishi UFJ Financial Group, Inc. (Japan) (F)	333	3,046,055	250	2,286,828	66	603,723
Mizuho Financial Group, Inc. (Japan)	498	2,825,820	373	2,116,528	100	567,434
Nara Bancorp, Inc.	29,000	452,980	21,000	328,020	—	—
National Penn Bancshares, Inc. (SG) (SB)	39,920	653,091	28,575	467,487	—	—
Nordea AB (Sweden)	843,526	14,718,454	622,500	10,861,832	168,050	2,932,258
Northern Trust Corp.	7,600	503,652	7,200	477,144	2,500	165,675
Old National Bancorp (SB)	74,700	1,237,779	61,600	1,020,712	21,800	361,226
Pacific Capital Bancorp.	92,200	2,424,860	72,200	1,898,860	20,300	533,890
PFF Bancorp, Inc.	15,400	236,236	11,300	173,342	—	—
PNC Financial Services Group	43,700	2,975,970	35,300	2,403,930	12,500	851,250
Preferred Bank	15,500	609,770	11,200	440,608	—	—
Provident Bankshares Corp.	34,300	1,074,619	28,600	896,038	10,100	316,433
Societe Generale (France)	75,223	12,631,265	55,355	9,295,078	15,019	2,521,954
Southwest Bancorp, Inc.	25,600	481,792	18,600	350,052	—	—
Standard Bank Investment Corp., Ltd.
(South Africa) ##	217,245	3,149,047	—	—	—	—
Sterling Bancshares, Inc.	62,700	715,407	54,900	626,409	19,400	221,354

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Banking continued

Sterling Financial Corp.	35,700	$960,687	30,100	$809,991	10,600	$285,246
Sumitomo Mitsui Financial Group, Inc. (Japan)	175	1,357,994	132	1,024,316	36	279,359
Suncorp-Metway, Ltd. (Australia)	26,385	474,951	—	—	—	—
SVB Financial Group †	23,700	1,122,432	19,600	928,256	6,900	326,784
Swedbank AB (Sweden)	9,700	324,790	—	—	—	—
Taylor Capital Group, Inc.	19,000	530,670	13,600	379,848	—	—
Toronto-Dominion Bank (Canada)	10,600	814,153	—	—	—	—
Trustmark Corp.	24,700	692,588	18,500	518,740	6,600	185,064
Turkiye Garanti Bankasi AS (Turkey)	140,999	1,080,743	—	—	—	—
U.S. Bancorp	172,087	5,597,990	139,954	4,552,704	49,500	1,610,235
UCBH Holdings, Inc.	6,800	118,864	5,100	89,148	1,800	31,464
Umpqua Holdings Corp.	33,000	660,330	24,700	494,247	8,700	174,087
Unibanco-Uniao de Bancos Brasileiros SA
ADR (Brazil)	14,500	1,907,475	—	—	—	—
United Bankshares, Inc.	11,700	356,148	8,700	264,828	3,100	94,364
United Community Banks, Inc.	9,700	237,844	10,900	267,268	3,900	95,628
Vineyard National Bancorp	26,010	434,887	18,900	316,008	—	—
Wachovia Corp.	140,313	7,036,697	114,015	5,717,852	40,296	2,020,844
Washington Mutual, Inc.	216,100	7,630,491	176,900	6,246,339	61,600	2,175,096
Wells Fargo & Co.	279,560	9,957,927	228,852	8,151,708	80,900	2,881,658
Westpac Banking Corp. (Australia)	329,255	8,317,090	223,533	5,646,517	60,533	1,529,084

		175,117,291		121,821,362		34,942,911

Basic Materials		5.7%		4.0%		2.3%

Arcelor Mittal (Luxembourg)	214,830	16,967,040	159,746	12,616,566	43,923	3,468,991
Arch Chemicals, Inc.	66,910	3,136,741	51,120	2,396,506	10,800	506,304
Balfour Beatty PLC (United Kingdom)	94,676	918,781	76,653	743,877	20,828	202,125
BASF AG (Germany)	18,438	2,551,991	13,712	1,897,868	3,717	514,467
BHP Billiton, Ltd. (Australia)	373,244	14,688,279	277,542	10,922,116	76,313	3,003,147
BlueScope Steel, Ltd. (Australia)	90,031	857,504	72,892	694,263	19,806	188,643
Buckeye Technologies, Inc. †	7,900	119,606	11,900	180,166	4,200	63,588
Builders FirstSource, Inc. †	30,000	323,400	30,000	323,400	10,600	114,268
Cambrex Corp.	115,500	1,257,795	82,661	900,178	—	—
Carpenter Technology Corp.	13,000	1,690,130	9,400	1,222,094	—	—
Cemex SA de CV ADR (Mexico) (SG)	63,748	1,907,340	—	—	—	—
Ceradyne, Inc. † (SG)	10,000	757,400	7,500	568,050	2,700	204,498
CF Industries Holdings, Inc.	73,300	5,564,203	56,414	4,282,387	12,100	918,511
Chaoda Modern Agriculture (Hong Kong)	1,520,000	1,230,077	—	—	—	—
China Oriental Group Co., Ltd. (Hong Kong)	52,000	29,688	—	—	—	—
Clariant AG (Switzerland) †	115,024	1,414,935	89,369	1,099,347	24,115	296,644
Cleveland-Cliffs, Inc. (SB)	50,900	4,477,673	39,821	3,503,053	7,700	677,369
Companhia Vale do Rio Doce (CVRD) ADR (Brazil)	124,644	4,229,171	—	—	—	—
Companhia Vale do Rio Doce
(CVRD) (Preference A) ADR (Brazil)	105,600	3,004,320	—	—	—	—
Dongkuk Steel Mill Co., Ltd. (South Korea)	32,500	1,708,442	—	—	—	—
Dow Chemical Co. (The) #	52,900	2,277,874	43,800	1,886,028	15,500	667,430
Drew Industries, Inc. †	6,100	248,148	4,600	187,128	1,600	65,088
Fletcher Building, Ltd. (New Zealand)	310,612	2,984,688	230,969	2,219,394	63,508	610,252
FMC Corp.	88,000	4,577,760	73,800	3,839,076	25,400	1,321,308
Grasim Industries, Ltd. (India)	7,600	671,074	—	—	—	—
Grief, Inc. Class A	11,998	728,039	8,600	521,848	—	—
H.B. Fuller Co.	54,000	1,602,720	42,800	1,270,304	6,700	198,856
Haynes International, Inc. †	14,700	1,254,939	10,593	904,324	—	—
Hecla Mining Co. †	47,400	424,230	34,144	305,589	—	—
Hyundai Steel Co. (South Korea)	23,110	1,938,572	—	—	—	—
International Nickel Indonesia Tbk PT (Indonesia)	265,500	1,841,159	—	—	—	—
Italcementi SpA (Italy)	25,813	572,378	20,899	463,415	5,679	125,926

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Basic Materials continued

JFE Holdings, Inc. (Japan)	22,600	$1,594,773	17,200	$1,213,721	4,900	$345,769
Kajima Corp. (Japan)	78,000	267,482	—	—	—	—
Kazakhstan Kagazy PLC GDR (Kazakhstan) †	346,178	1,609,728	—	—	—	—
Koninklijke DSM NV (Netherlands)	28,391	1,533,346	22,421	1,210,917	6,366	343,816
Koppers Holdings, Inc.	56,200	2,169,882	41,100	1,586,871	2,700	104,247
Layne Christensen Co. †	22,200	1,231,656	18,300	1,015,284	5,900	327,332
LG Chemical, Ltd. (South Korea)	19,530	2,042,888	—	—	—	—
LG Engineering & Construction, Ltd. (South Korea)	11,950	2,059,233	—	—	—	—
Matsushita Electric Works, Ltd. (Japan)	61,000	734,343	46,000	553,767	13,000	156,499
Minerals Technologies, Inc.	1,800	120,600	1,300	87,100	500	33,500
MMC Norilsk Nickel ADR (Russia)	8,327	2,267,026	—	—	—	—
Monsanto Co.	32,400	2,777,976	26,700	2,289,258	9,000	771,660
Nucor Corp.	2,200	130,834	1,600	95,152	600	35,682
Olin Corp.	22,400	501,312	21,000	469,980	7,400	165,612
OM Group, Inc. †	23,400	1,235,754	16,500	871,365	—	—
Orascom Construction Industries (OCI) (Egypt)	17,958	1,507,861	—	—	—	—
Packaging Corp. of America	27,100	787,797	20,300	590,121	7,200	209,304
Perini Corp. †	35,900	2,007,887	28,500	1,594,005	10,100	564,893
Potlatch Corp. (R)	19,600	882,588	16,800	756,504	5,900	265,677
PPG Industries, Inc.	54,440	4,112,942	44,350	3,350,643	15,700	1,186,135
Quanex Corp.	54,550	2,562,759	42,275	1,986,080	8,800	413,424
Rautaruukki OYJ (Finland)	56,150	3,404,317	42,750	2,591,889	11,350	688,139
Rayonier, Inc.	50,725	2,436,829	42,250	2,029,690	14,900	715,796
RBC Bearings, Inc. †	19,400	743,990	14,600	559,910	5,100	195,585
Rio Tinto PLC (United Kingdom)	9,342	807,813	—	—	—	—
Salzgitter AG (Germany)	5,010	984,671	—	—	—	—
Schulman (A.), Inc.	10,900	215,057	8,200	161,786	2,900	57,217
SGL Carbon AG (Germany) †	7,038	403,709	—	—	—	—
Shin-Etsu Chemical Co. (Japan)	23,200	1,598,011	17,600	1,212,284	5,000	344,399
Sika AG (Switzerland)	105	204,711	—	—	—	—
Silgan Holdings, Inc.	26,900	1,445,875	19,399	1,042,696	—	—
Skanska AB Class B (Sweden)	120,800	2,397,794	90,200	1,790,406	24,200	480,353
Smurfit Kappa PLC (Ireland) †	11,187	259,394	—	—	—	—
Smurfit Kappa PLC 144A (Ireland) †	3,209	74,407	—	—	—	—
Southern Copper Corp. (SG) (SB) (SC)	75,886	9,396,963	61,700	7,640,311	21,800	2,699,494
Steel Dynamics, Inc.	13,400	625,780	9,605	448,554	—	—
Sun Hydraulics Corp.	5,000	159,000	3,700	117,660	1,300	41,340
Terra Industries, Inc. †	13,400	418,884	10,100	315,726	3,600	112,536
ThyssenKrupp AG (Germany)	18,000	1,147,056	13,600	866,665	3,700	235,784
Voest-Alpine AG (Austria)	98,702	8,534,776	73,451	6,351,318	19,659	1,699,916
W.R. Grace & Co. † (SG) (SB)	9,000	241,740	6,800	182,648	2,400	64,464
Xingda International Holdings, Ltd. (China)	3,054,000	1,032,740	—	—	—	—

		154,628,281		95,929,288		25,405,988

Biotechnology		—%		—%		—%

Basilea Pharmaceutical 144A
(Switzerland) †	797	181,899	—	—	—	—

Capital Goods		6.1%		4.9%		2.9%

ABB, Ltd. (Switzerland)	27,681	729,562	22,412	590,692	7,040	185,547
Actividades de Construccion y Servicios
SA (Spain)	77,949	4,304,424	58,007	3,203,206	15,581	860,399
Acuity Brands, Inc.	18,700	943,976	15,800	797,584	5,000	252,400
AGCO Corp. † (SG)	30,900	1,568,793	22,300	1,132,171	—	—
Alliance Global Group, Inc. (Philippines) †	1,530,000	177,688	—	—	—	—
Alliance Global Group, Inc. 144A
(Philippines) †	2,284,200	265,278	—	—	—	—
Alstom (France)	4,883	993,364	—	—	—	—

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Capital Goods continued

American Science & Engineering, Inc. (SG)	17,500	$1,096,550	12,612	$790,268	—	$—
Andritz AG (Austria)	53,309	3,685,427	37,229	2,573,764	10,236	707,649
Applied Industrial Technologies, Inc.	50,450	1,555,374	36,253	1,117,680	—	—
Astec Industries, Inc. †	10,800	620,460	8,100	465,345	2,900	166,605
Autoliv, Inc. (Sweden)	36,900	2,204,775	30,800	1,840,300	10,900	651,275
BAE Systems PLC (United Kingdom)	178,243	1,799,018	135,783	1,370,466	39,970	403,420
Bharat Heavy Electricals, Ltd. (India)	58,644	2,998,045	—	—	—	—
Boeing Co. (The)	120,350	12,635,547	99,100	10,404,509	34,700	3,643,153
Bouygues SA (France)	33,012	2,849,371	24,566	2,120,370	6,821	588,742
CAE, Inc. (Canada)	42,900	578,247	—	—	—	—
Canon, Inc. (Japan)	91,250	4,949,269	67,900	3,682,798	18,400	997,990
Cascade Corp.	16,300	1,062,271	11,800	769,006	—	—
Clean Harbors, Inc. †	18,200	810,264	13,194	587,397	—	—
Columbus McKinnon Corp. †	32,100	798,969	23,090	574,710	—	—
Cookson Group PLC (United Kingdom)	130,012	2,028,821	82,158	1,282,065	23,327	364,015
Cummins, Inc.	72,260	9,241,331	58,680	7,504,585	20,700	2,647,323
Curtiss-Wright Corp. (SG) (SB)	17,700	840,750	12,612	599,070	—	—
Daelim Industrial Co. (South Korea)	4,420	814,963	—	—	—	—
Daito Trust Construction Co., Ltd. (Japan)	19,300	928,395	9,500	456,982	2,600	125,069
Disco Corp. (Japan)	9,400	522,952	—	—	—	—
Eaton Corp. (SG)	11,500	1,138,960	9,600	950,784	3,400	336,736
Emerson Electric Co.	109,080	5,805,238	89,000	4,736,580	31,500	1,676,430
EnPro Industries, Inc. †	38,890	1,578,934	31,300	1,270,780	11,100	450,660
European Aeronautic Defense and
Space Co. (Netherlands)	24,004	738,458	19,435	597,898	5,281	162,464
Freightcar America, Inc.	42,300	1,615,860	33,200	1,268,240	7,000	267,400
Gardner Denver, Inc. †	27,200	1,060,800	19,403	756,717	—	—
General Cable Corp. † (SB)	41,300	2,772,056	29,799	2,000,109	—	—
Glory, Ltd. (Japan)	26,100	828,820	—	—	—	—
Hardinge, Inc.	10,300	358,749	10,300	358,749	3,600	125,388
Heico Corp. (SG)	19,000	937,840	13,700	676,232	—	—
Herman Miller, Inc.	116,800	3,169,952	87,500	2,374,750	30,900	838,626
II-VI, Inc. †	41,200	1,422,636	30,389	1,049,332	6,000	207,180
Illinois Tool Works, Inc. (SG) (SB)	63,700	3,799,068	52,300	3,119,172	18,500	1,103,340
IMI PLC (United Kingdom)	95,341	1,042,229	77,191	843,821	20,975	229,290
Intevac, Inc. †	45,100	685,520	33,800	513,760	11,900	180,880
Legrand SA (France)	10,127	340,592	—	—	—	—
Leighton Holdings, Ltd. (Australia)	92,538	4,211,182	70,558	3,210,925	19,227	874,975
Lockheed Martin Corp.	88,800	9,633,912	72,800	7,898,072	25,400	2,755,646
LoJack Corp. †	36,145	685,309	26,090	494,666	—	—
MAN AG (Germany)	3,976	578,966	3,013	438,738	828	120,569
Manitowoc Co., Inc. (The)	14,300	633,204	12,900	571,212	4,600	203,688
Matthews International Corp.	20,500	897,900	14,300	626,340	—	—
McDermott International, Inc. †	21,000	1,135,680	17,500	946,400	6,200	335,296
Moog, Inc. †	50,900	2,236,546	36,791	1,616,597	—	—
MTU Aero Engines Holding AG (Germany)	4,650	283,318	—	—	—	—
Murray & Roberts Holdings, Ltd. (South Africa)	159,263	2,085,750	—	—	—	—
Nexans SA (France)	2,033	334,617	—	—	—	—
Nordson Corp. (SG) (SB) (SC)	14,300	718,003	12,500	627,625	4,400	220,924
Northrop Grumman Corp.	14,700	1,146,600	12,100	943,800	4,300	335,400
OKUMA Corp. (Japan)	19,000	275,405	—	—	—	—
Orbital Sciences Corp. †	78,100	1,736,944	57,457	1,277,844	11,800	262,432
Parker-Hannifin Corp.	23,300	2,605,639	19,200	2,147,136	6,800	760,444
Pliant Corp. (F) †	—	—	—	—	3	1
Raytheon Co.	109,000	6,956,380	90,300	5,762,946	31,400	2,003,947
Rieter Holding AG (Switzerland)	6,067	3,285,661	4,512	2,443,531	1,241	672,079
Rofin-Sinar Technologies, Inc. †	11,900	835,499	8,441	592,643	—	—
Samsung Heavy Industries Co., Ltd.
(South Korea)	34,150	1,814,179	—	—	—	—

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Capital Goods continued

Schneider Electric SA (France)	2,121	$268,144	—	$—	—	$—
Siemens AG (Germany)	8,175	1,124,730	—	—	—	—
Spartan Motors, Inc. (SG) (SB)	40,540	682,288	29,219	491,756	—	—
Steelcase, Inc. (SG) (SB)	126,600	2,276,268	105,400	1,895,092	37,300	670,654
Sumitomo Heavy Industries, Ltd. (Japan)	59,000	760,249	—	—	—	—
Superior Essex, Inc. †	7,000	260,960	7,900	294,512	2,800	104,384
Teledyne Technologies, Inc. †	22,700	1,211,953	16,396	875,382	—	—
Terex Corp. †	7,380	656,968	5,534	492,637	2,000	178,040
Thomas & Betts Corp. †	70,400	4,128,256	57,600	3,377,664	20,400	1,196,256
Tomkins PLC (United Kingdom)	156,045	725,253	126,339	587,188	34,329	159,551
United Industrial Corp. (SG) (SB)	34,100	2,566,366	24,633	1,853,880	—	—
United Technologies Corp.	45,100	3,629,648	36,100	2,905,328	12,800	1,030,144
USEC, Inc. † (SG) (SB) (SC)	149,070	1,527,968	115,555	1,184,439	23,700	242,925
Vinci SA (France)	66,484	5,197,709	46,134	3,606,749	12,490	976,466
Volvo AB Class A (Sweden)	161,200	2,805,221	119,900	2,086,513	31,300	544,686
Wabtec Corp. (SG) (SB)	65,700	2,461,122	53,453	2,002,349	13,700	513,202
Wartsila OYJ Class B (Finland)	32,200	2,207,714	25,100	1,720,920	6,900	473,082
Zelan Berhad (Malaysia)	1,178,000	2,141,682	—	—	—	—
Zumtobel AG (Austria)	9,580	364,981	—	—	—	—

		165,387,770		115,352,776		31,806,772

Communication Services		4.2%		3.1%		2.0%

Adelphia Recovery Trust (Ser. ACC-1) †	194,250	15,540	262,238	20,979	121,406	9,712
Alaska Communications Systems Group, Inc.	8,700	125,715	6,600	95,370	2,300	33,235
America Movil SAB de C.V. ADR Ser. L
(Mexico) (SG)	41,474	2,654,336	—	—	—	—
AT&T, Inc. #	300,319	12,706,497	246,941	10,448,074	86,524	3,660,830
Atlantic Tele-Network, Inc.	21,900	796,065	15,700	570,695	—	—
Belgacom SA (Belgium)	17,083	793,186	13,831	642,192	3,759	174,535
Brasil Telecom SA (Preference) (Brazil)	22,020	207,940	—	—	—	—
C-COR.net Corp. †	33,800	388,362	33,800	388,362	11,900	136,731
Carphone Warehouse Group PLC
(The) (United Kingdom) (SG)	94,768	675,461	—	—	—	—
Centennial Communications Corp. †	87,500	885,500	62,650	634,018	—	—
China Mobile, Ltd. (Hong Kong)	223,500	3,662,771	—	—	—	—
China Mobile, Ltd. ADR (Hong Kong)	7,800	639,912	—	—	—	—
Chunghwa Telecom Co., Ltd. (Taiwan)	1,217,700	2,261,247	—	—	—	—
Coleman Cable, Inc. † (SB)	59,000	816,560	42,268	584,989	—	—
Comcast Corp. Class A † (SG)	86,550	2,092,779	71,700	1,733,706	25,300	611,754
Deutsche Telekom AG (Germany)	32,202	633,178	26,099	513,176	7,089	139,389
Deutsche Telekom AG ADR (Germany)	56,066	1,100,576	45,432	891,830	12,364	242,705
DirecTV Group, Inc. (The) †	138,700	3,367,636	115,500	2,804,340	39,500	959,060
Echostar Communications Corp. Class A †	42,100	1,970,701	35,700	1,671,117	12,600	589,806
Embarq Corp.	21,619	1,202,016	17,746	986,678	6,275	348,890
France Telecom SA (France)	46,396	1,555,096	37,391	1,253,267	11,234	376,540
Globe Telecom, Inc. (Philippines)	50,800	1,657,112	—	—	—	—
Golden Telecom, Inc. (Russia) (SG) (SB)	23,600	1,899,564	18,900	1,521,261	6,700	539,283
InterDigital, Inc. † (SG) (SB)	106,300	2,208,914	86,508	1,797,636	24,900	517,422
j2 Global Communications, Inc. †	13,600	445,128	10,200	333,846	3,600	117,828
KDDI Corp. (Japan)	1,643	12,172,130	1,221	9,045,752	335	2,481,840
Koninklijke (Royal) KPN NV (Netherlands)	215,092	3,735,153	142,014	2,466,126	37,865	657,540
Liberty Global, Inc. Class A †	88,400	3,626,168	72,700	2,982,154	25,700	1,054,214
Mobile Telesystems ADR (Russia)	42,950	2,976,865	—	—	—	—
Nice Systems, Ltd. ADR (Israel) †	24,500	878,080	17,366	622,397	—	—
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	760	3,550,897	568	2,653,828	152	710,179
Novatel Wireless, Inc. † (SG)	14,400	326,160	10,800	244,620	3,800	86,070
NTELOS Holdings Corp.	4,300	126,678	3,200	94,272	1,100	32,406

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Communication Services continued

NTT DoCoMo, Inc. (Japan)	638	$907,562	517	$735,438	141	$200,574
Premiere Global Services, Inc. †	120,400	1,523,060	88,026	1,113,529	11,900	150,535
Rogers Communications Class B (Canada)	12,100	551,528	—	—	—	—
SAVVIS, Inc. †	21,700	841,526	15,620	605,744	—	—
Sprint Nextel Corp.	401,180	7,622,420	329,820	6,266,580	116,600	2,215,400
StarHub, Ltd. (Singapore)	190,000	395,977	—	—	—	—
Syniverse Holdings, Inc. †	75,000	1,192,500	54,242	862,448	5,900	93,810
Telecom Corp. of New Zealand, Ltd.
(New Zealand)	2,165,631	7,314,184	1,610,352	5,438,789	442,788	1,495,469
Telecom Egypt (Egypt)	622,892	1,896,583	—	—	—	—
Telefonica SA (Spain)	126,386	3,540,078	66,885	1,873,452	18,116	507,430
Telekom Austria AG (Austria)	15,127	396,080	12,248	320,697	3,519	92,140
Telephone and Data Systems, Inc.	12,500	834,375	10,700	714,225	3,300	220,275
USA Mobility, Inc. †	62,500	1,054,375	52,000	877,240	18,400	310,408
Verizon Communications, Inc.	268,876	11,905,829	220,253	9,752,803	77,900	3,449,412
Vodafone Group PLC (United Kingdom)	109,789	396,314	—	—	—	—

		112,526,314		73,561,630		22,215,422

Communications Equipment		1.4%		1.2%		0.8%

Arris Group, Inc. †	8,300	102,505	6,200	76,570	2,200	27,170
Cisco Systems, Inc. † #	559,490	18,524,714	457,276	15,140,408	160,700	5,320,777
CommScope, Inc. †	25,400	1,276,096	18,600	934,464	—	—
F5 Networks, Inc. †	16,600	617,354	11,642	432,966	—	—
Nokia OYJ (Finland)	383,210	14,577,751	248,364	9,448,053	67,462	2,566,332
Qualcomm, Inc.	61,070	2,580,818	50,400	2,129,904	17,800	752,228
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	378,892	1,518,865	237,027	950,170	71,539	286,778

		39,198,103		29,112,535		8,953,285

Computers		2.0%		1.6%		0.8%

Acme Packet, Inc. † (SB)	75,900	1,170,378	54,135	834,762	—	—
Actuate Corp. †	103,100	664,995	75,137	484,634	—	—
Anixter International, Inc. †	12,000	989,400	8,538	703,958	—	—
ANSYS, Inc. † (SG) (SB)	76,100	2,600,337	54,759	1,871,115	—	—
Apple Computer, Inc. †	24,000	3,684,960	19,900	3,055,446	7,000	1,074,780
Atheros Communications †	20,300	608,391	14,456	433,246	—	—
Blackbaud, Inc.	42,300	1,067,652	30,657	773,783	—	—
Brocade Communications Systems, Inc. †	135,000	1,155,600	113,800	974,128	40,200	344,112
Checkpoint Systems, Inc. †	35,700	942,123	26,000	686,140	2,200	58,058
Compuware Corp. † (SG) (SB)	136,700	1,096,334	102,500	822,050	36,200	290,324
Emulex Corp. †	69,300	1,328,481	51,100	979,587	9,600	184,032
EPIQ Systems, Inc. †	44,100	829,962	32,174	605,515	—	—
Fujitsu, Ltd. (Japan)	105,000	739,917	85,000	598,980	23,000	162,077
Hewlett-Packard Co. (SG)	295,600	14,717,924	242,500	12,074,075	85,100	4,237,129
Hitachi, Ltd. (Japan)	756,000	5,023,946	562,000	3,734,732	155,000	1,030,042
Hutchinson Technology, Inc. †	47,400	1,166,040	39,100	961,860	13,800	339,480
Immersion Corp. †	8,100	132,678	6,000	98,280	2,100	34,398
Jack Henry & Associates, Inc.	44,500	1,150,770	32,075	829,460	—	—
Mitsubishi Electric Corp. (Japan)	150,000	1,875,668	110,000	1,375,490	32,000	400,142
Palm, Inc. † (SG) (SB) (SC)	15,500	252,185	11,600	188,732	4,100	66,707
Polycom, Inc. † (SG) (SC)	95,200	2,557,072	75,411	2,025,539	16,500	443,190
Progress Software Corp. †	3,900	118,170	2,900	87,870	1,000	30,300
Research in Motion, Ltd. (Canada) †	6,760	665,180	—	—	—	—
Satyam Computer Services, Ltd. (India)	98,547	1,100,650	—	—	—	—
Silicon Storage Technology, Inc. †	110,500	355,810	82,900	266,938	29,300	94,346
Smart Modular Technologies WWH, Inc. †	49,200	351,780	35,400	253,110	—	—
SPSS, Inc. †	56,300	2,316,182	43,565	1,792,264	10,400	427,856
TDK Corp. (Japan)	8,000	702,083	—	—	—	—

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Computers continued

Vasco Data Security International, Inc. †	25,400	$896,874	18,186	$642,148	—	$—
Verint Systems, Inc. †	18,400	478,400	13,000	338,000	—	—
Wistron Corp. (Taiwan)	1,164,582	2,099,673	—	—	—	—

		52,839,615		37,491,842		9,216,973

Conglomerates		1.4%		1.3%		0.8%

3M Co.	67,120	6,281,090	54,210	5,072,972	19,200	1,796,736
AMETEK, Inc.	13,250	572,665	9,314	402,551	—	—
Ansell, Ltd. (Australia)	120,978	1,347,147	97,947	1,090,686	30,762	342,549
General Electric Co. #	240,980	9,976,572	198,278	8,208,709	70,100	2,902,140
Honeywell International, Inc.	26,800	1,593,796	21,700	1,290,499	7,700	457,919
Itochu Corp. (Japan)	416,000	5,044,732	310,000	3,759,296	83,000	1,006,521
Swire Pacific, Ltd. (Hong Kong)	767,500	9,301,672	571,000	6,920,202	156,500	1,896,693
Vivendi SA (France)	104,691	4,421,754	77,908	3,290,541	21,098	891,100

		38,539,428		30,035,456		9,293,658

Consumer Cyclicals		7.7%		6.1%		3.3%

Aaron Rents, Inc.	27,600	615,480	24,100	537,430	8,500	189,550
Adidas-Salomon AG (Germany)	11,448	751,417	9,269	608,393	2,800	183,785
Aegis Group PLC (United Kingdom)	391,382	1,000,568	316,874	810,088	100,148	256,028
Aeropostale, Inc. †	24,500	466,970	18,350	349,751	6,450	122,937
Aggreko PLC (United Kingdom)	25,923	306,442	—	—	—	—
Aisin Seiki Co., Ltd. (Japan)	50,600	2,025,216	39,400	1,576,947	10,500	420,252
Amazon.com, Inc. † (SG) (SB)	47,100	4,387,365	39,300	3,660,795	13,500	1,257,525
American Axle & Manufacturing Holdings, Inc.	5,300	133,825	8,000	202,000	2,800	70,700
American Woodmark Corp. (SG) (SB) (SC)	51,800	1,284,122	45,300	1,122,987	14,900	369,371
Arbitron, Inc.	17,100	775,314	12,127	549,838	—	—
Aristocrat Leisure, Ltd. (Australia)	28,837	354,831	—	—	—	—
Astral Media, Inc. (Canada)	7,100	313,332	—	—	—	—
Bankrate, Inc. † (SG) (SB)	8,200	378,184	6,200	285,944	2,200	101,464
Berkeley Group Holdings PLC
(United Kingdom) †	146,458	4,295,345	108,989	3,196,448	29,370	861,368
Big Lots, Inc. †	67,400	2,011,216	56,400	1,682,976	20,000	596,800
Blue Nile, Inc. † (SG) (SB) (SC)	28,040	2,639,125	21,724	2,044,663	4,600	432,952
British Sky Broadcasting PLC
(United Kingdom)	198,595	2,822,857	120,541	1,713,387	32,222	458,008
Brown Shoe Co., Inc.	24,000	465,600	17,075	331,255	—	—
Buckle, Inc. (The)	71,421	2,709,713	54,711	2,075,735	9,221	349,845
Callaway Golf Co.	22,200	355,422	16,600	265,766	5,900	94,459
Canadian Tire Corp., Ltd. Class A (Canada)	5,300	423,456	—	—	—	—
Casey’s General Stores, Inc.	12,100	335,170	12,100	335,170	3,200	88,640
Cash America International, Inc.	16,800	631,680	11,900	447,440	—	—
Charlotte Russe Holding, Inc. †	55,500	812,520	46,800	685,152	16,600	243,024
Compass Group PLC (United Kingdom)	55,246	341,227	—	—	—	—
Consolidated Graphics, Inc. †	15,800	992,082	11,500	722,085	—	—
Continental AG (Germany)	6,247	864,465	2,170	300,286	596	82,475
CPI Corp.	17,000	654,840	12,276	472,872	—	—
CRA International, Inc. †	2,400	115,656	1,800	86,742	600	28,914
CTC Media, Inc. (Russia) †	42,300	928,908	35,200	772,992	12,400	272,304
Daily Mail and General Trust Class A
(United Kingdom)	88,909	1,145,571	67,605	871,074	19,194	247,310
Davis Service Group PLC (United Kingdom)	90,155	987,382	72,992	799,412	20,704	226,751
De La Rue PLC (United Kingdom)	21,609	322,622	—	—	—	—
Deckers Outdoor Corp. † (SG) (SB) (SC)	45,500	4,995,900	35,248	3,870,230	6,500	713,700
Deluxe Corp.	18,800	692,592	14,100	519,444	5,000	184,200
Desarrolladora Homex SA de CV ADR
(Mexico) †	22,100	1,226,550	—	—	—	—
DG FastChannel, Inc. †	31,300	738,054	22,500	530,550	—	—

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer Cyclicals continued

Dolby Laboratories, Inc. Class A †	36,200	$1,260,484	29,600	$1,030,672	10,500	$365,610
Dollar Tree Stores, Inc. †	80,500	3,263,470	66,600	2,699,964	22,800	924,312
Dongfeng Motor Group Co., Ltd. (China)	3,230,000	2,822,501	—	—	—	—
Dress Barn, Inc. † (SG) (SB)	39,500	671,895	28,778	489,514	1,900	32,319
DSW, Inc. Class A † (SG) (SB)	45,400	1,142,718	32,527	818,705	—	—
EMAP PLC (United Kingdom)	50,696	911,378	41,045	737,879	12,195	219,233
Expedia, Inc. †	68,200	2,174,216	57,100	1,820,348	20,200	643,976
Experian Group, Ltd. (Ireland)	113,940	1,204,766	66,814	706,470	18,126	191,659
EZCORP, Inc. Class A †	135,800	1,826,510	105,629	1,420,710	12,800	172,160
Family Dollar Stores, Inc.	56,900	1,511,264	48,800	1,296,128	17,200	456,832
Fiat SpA (Italy)	215,328	6,516,805	160,239	4,849,561	42,841	1,296,564
Fossil, Inc. †	12,800	478,208	9,600	358,656	3,400	127,024
GameStop Corp. †	41,600	2,344,160	32,900	1,853,915	11,600	653,660
Genlyte Group, Inc. (The) † (SG) (SB)	26,500	1,702,890	20,859	1,340,399	4,600	295,596
Gildan Activewear, Inc. (Canada) †	14,900	590,810	—	—	—	—
Goodman Global, Inc. †	21,980	524,882	15,710	375,155	—	—
Greek Organization of Football
Prognostics (OPAP) SA (Greece)	10,496	407,367	—	—	—	—
Guess ?, Inc.	41,300	2,024,939	32,900	1,613,087	11,600	568,748
Gymboree Corp. (The) †	35,400	1,247,496	25,890	912,364	3,100	109,244
Hasbro, Inc.	50,700	1,413,516	41,200	1,148,656	14,500	404,260
Helen of Troy, Ltd. (Bermuda) †	5,600	108,136	4,200	81,102	1,500	28,965
Home Retail Group (United Kingdom)	79,369	605,068	64,260	489,885	18,126	138,183
IG Group Holdings PLC (United Kingdom)	43,386	336,076	—	—	—	—
Industria de Diseno Textil (Inditex) SA (Spain)	61,771	4,165,546	41,528	2,800,453	11,155	752,241
inVentiv Health, Inc. †	27,100	1,187,522	19,694	862,991	—	—
J Crew Group, Inc. †	21,400	888,100	18,100	751,150	6,400	265,600
Jackson Hewitt Tax Service, Inc.	68,000	1,901,280	57,300	1,602,108	20,300	567,588
Jakks Pacific, Inc. † (SG) (SB) (SC)	60,500	1,615,955	48,130	1,285,552	7,000	186,970
JC Penney Co., Inc. (Holding Co.)	10,900	690,733	8,100	513,297	2,900	183,773
Jos. A. Bank Clothiers, Inc. † (SG) (SB)	57,600	1,924,992	41,278	1,379,511	—	—
Kuoni Reisen Holding AG (Switzerland)	1,644	777,272	1,246	589,100	343	162,168
Landauer, Inc.	17,000	866,320	12,300	626,808	—	—
Lear Corp. †	4,200	134,820	3,200	102,720	1,100	35,310
Lewis Group, Ltd. (South Africa)	274,378	2,267,322	—	—	—	—
Liberty Media Corp. — Capital Ser. A †	12,000	1,497,960	9,800	1,223,334	3,500	436,905
Lodgenet Entertainment Corp. † (SG) (SB) (SC)	40,000	1,014,400	33,300	844,488	11,800	299,248
Lojas Americanas SA (Preference) (Brazil)	119,615	1,188,315	—	—	—	—
Maidenform Brands, Inc. †	55,100	874,988	39,679	630,103	—	—
Manpower, Inc.	14,800	952,380	12,400	797,940	4,400	283,140
Marks & Spencer Group PLC (United Kingdom)	264,583	3,330,625	196,894	2,478,542	53,138	668,912
Marvel Entertainment, Inc. †	48,400	1,134,496	35,380	829,307	5,400	126,576
Matsushita Electric Industrial Co., Ltd. (Japan)	172,000	3,215,918	129,000	2,411,939	34,000	635,705
Mattel, Inc.	148,400	3,481,464	119,200	2,796,432	42,100	987,666
Maximus, Inc.	21,900	954,402	16,400	714,712	5,800	252,764
Mecom Group PLC (United Kingdom) †	282,883	462,842	—	—	—	—
Mediaset SpA (Italy)	59,635	616,075	48,283	498,800	13,120	135,540
Melco International Development
(Hong Kong)	231,000	432,289	—	—	—	—
Men’s Wearhouse, Inc. (The) (SG) (SB) (SC)	56,850	2,872,062	44,050	2,225,406	9,000	454,680
Monarch Casino & Resort, Inc. †	29,200	830,740	21,053	598,958	—	—
Morningstar, Inc. †	27,500	1,688,500	21,600	1,326,240	3,000	184,200
NBTY, Inc. †	47,000	1,908,200	37,600	1,526,560	13,300	539,980
Next PLC (United Kingdom)	69,789	2,803,266	51,936	2,086,151	13,951	560,380
NIKE, Inc. Class B	37,600	2,205,616	31,300	1,836,058	11,100	651,126
Nintendo Co., Ltd. (Japan)	700	362,827	—	—	—	—
Omnicom Group, Inc.	32,000	1,538,880	25,700	1,235,913	9,100	437,619
Pacific Sunwear of California, Inc. †	118,700	1,756,760	94,900	1,404,520	33,500	495,800

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer Cyclicals continued

Perry Ellis International, Inc. † (SG) (SB) (SC)	69,600	$1,928,616	54,750	$1,517,123	12,100	$335,291
Phillips-Van Heusen Corp.	69,500	3,647,360	52,257	2,742,447	4,700	246,656
Piaggio & C. SpA (Italy)	103,141	419,440	—	—	—	—
Piaggio & C. SpA 144A (Italy)	8,632	35,103	—	—	—	—
Pinault-Printemps-Redoute SA (France)	2,067	389,144	—	—	—	—
PRA International †	34,000	999,600	24,351	715,919	—	—
Praktiker Bau — und Heimwerkermaerkte
AG (Germany)	12,490	467,827	—	—	—	—
Priceline.com, Inc. † (SB)	12,800	1,136,000	10,700	949,625	3,800	337,250
RadioShack Corp. (SG) (SB)	59,600	1,231,336	48,700	1,006,142	15,800	326,428
S.A. D’Ieteren NV (Belgium)	2,147	958,862	1,739	776,647	473	211,244
Sherwin-Williams Co. (The)	66,000	4,336,860	54,700	3,594,337	19,300	1,268,203
Skechers U.S.A., Inc. Class A †	—	—	4,500	99,450	1,600	35,360
Sodexho Alliance SA (France)	11,051	764,781	—	—	—	—
Sony Corp. (Japan)	67,200	3,235,475	45,200	2,176,242	12,300	592,207
Sotheby’s Holdings, Inc. Class A (SB)	16,400	783,756	11,836	565,642	—	—
Standard Parking Corp. †	19,800	787,842	14,262	567,485	—	—
Steven Madden, Ltd.	97,265	1,843,172	75,356	1,427,996	14,000	265,300
Suzuki Motor Corp. (Japan)	23,900	705,366	—	—	—	—
Target Corp. (SG) (SB)	26,300	1,671,891	21,100	1,341,327	7,500	476,775
Team, Inc. †	34,430	942,693	24,759	677,901	—	—
TeleTech Holdings, Inc. †	45,100	1,078,341	36,808	880,079	8,700	208,017
Tempur-Pedic International, Inc. (SG) (SB)	57,500	2,055,625	41,523	1,484,447	—	—
TJX Cos., Inc. (The)	38,600	1,122,102	31,900	927,333	11,300	328,491
Toro Co. (The)	36,100	2,123,763	26,168	1,539,463	—	—
Town Sports International Holdings, Inc. †	37,100	564,291	26,388	401,361	—	—
Toyota Motor Corp. (Japan)	10,100	592,001	8,200	480,635	2,200	128,951
True Religion Apparel, Inc. † (SG) (SB)	25,200	443,520	18,142	319,299	—	—
TUI Travel PLC (United Kingdom) †	203,986	1,051,324	154,949	798,592	43,950	226,514
Tupperware Brands Corp.	35,400	1,114,746	25,418	800,413	—	—
United Business Media PLC (United Kingdom)	35,893	508,353	29,060	411,577	8,349	118,247
URS Corp. †	10,400	587,080	7,500	423,375	—	—
Valeo SA (France)	64,669	3,600,617	48,087	2,677,371	13,221	736,114
Volkswagon AG (Germany)	9,553	2,160,541	7,239	1,637,199	1,988	449,613
Volkswagen AG (Preference) (Germany)	5,618	773,575	4,256	586,034	1,169	160,966
Wal-Mart de Mexico SA de CV Ser. V (Mexico)	712,720	2,614,709	—	—	—	—
Wal-Mart Stores, Inc.	189,250	8,260,763	154,032	6,723,497	54,400	2,374,560
Walt Disney Co. (The)	128,227	4,409,727	103,889	3,572,743	36,700	1,262,113
Warnaco Group, Inc. (The) †	79,000	3,086,530	60,225	2,352,991	5,500	214,885
Watson Wyatt Worldwide, Inc. Class A	24,100	1,083,054	17,400	781,956	—	—
Weiqiao Textile Co. (China)	908,500	1,699,363	—	—	—	—
Wiley (John) & Sons, Inc. Class A	30,700	1,379,351	25,100	1,127,743	8,900	399,877
William Hill PLC (United Kingdom)	440,183	5,793,188	327,568	4,311,077	88,402	1,163,447
WMS Industries, Inc. †	4,000	132,400	3,000	99,300	1,100	36,410
Wolverine World Wide, Inc.	48,800	1,337,120	34,907	956,452	—	—
Yamaha Motor Co., Ltd. (Japan)	127,000	3,227,425	94,400	2,398,968	25,500	648,026

		208,018,074		145,300,303		36,335,543

Consumer Finance		0.6%		0.5%		0.3%

Asta Funding, Inc.	66,600	2,552,112	51,014	1,954,856	7,600	291,232
Capital Trust, Inc. Class A (R)	46,205	1,640,278	36,800	1,306,400	9,900	351,450
Credit Saison Co., Ltd. (Japan)	64,700	1,664,629	49,000	1,260,692	13,500	347,334
Diamond Lease Co., Ltd. (Japan)	76,300	2,520,739	56,700	1,873,209	15,400	508,773
First Marblehead Corp. (The)	39,900	1,513,407	32,400	1,228,932	11,400	432,402
Housing Development Finance Corp. (India)	34,605	2,193,223	—	—	—	—
Mastercard, Inc. Class A	26,100	3,862,017	19,600	2,900,212	6,900	1,020,993
World Acceptance Corp. †	29,842	987,173	21,793	720,912	—	—

		16,933,578		11,245,213		2,952,184

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer Staples		7.6%		6.3%		4.0%

Acucar Guarani SA (Brazil) †	97,500	$585,426	—	$—	—	$—
Acucar Guarani SA 144A (Brazil) †	125,945	756,220	—	—	—	—
Administaff, Inc.	22,700	824,010	17,000	617,100	6,000	217,800
Alberto-Culver Co. (SG)	130,400	3,232,616	98,617	2,444,715	14,800	366,892
Alliance One International, Inc. †	145,953	954,533	106,552	696,850	16,480	107,779
Altria Group, Inc. #	224,430	15,604,618	184,934	12,858,461	64,900	4,512,497
American Greetings Corp. Class A	25,200	665,280	18,100	477,840	—	—
Autogrill SpA (Italy)	123,138	2,373,783	91,636	1,766,506	24,624	474,687
Avon Products, Inc.	45,600	1,711,368	36,800	1,381,104	13,000	487,890
BAT Industries PLC (United Kingdom)	19,795	709,293	—	—	—	—
BJ’s Wholesale Club, Inc. †	22,800	756,048	16,400	543,824	—	—
Blyth Industries, Inc.	22,700	464,215	21,300	435,585	7,500	153,375
Brinker International, Inc.	57,000	1,564,080	45,750	1,255,380	16,150	443,156
Britvic PLC (United Kingdom)	56,888	375,802	—	—	—	—
Buffalo Wild Wings, Inc. †	24,000	905,280	20,600	777,032	7,300	275,356
Campbell Soup Co.	19,800	732,600	17,300	640,100	6,100	225,700
CBRL Group, Inc.	71,500	2,917,200	57,700	2,354,160	15,300	624,240
CEC Entertainment, Inc. †	45,200	1,214,524	37,000	994,190	13,100	351,997
Chattem, Inc. †	18,000	1,269,360	13,000	916,760	—	—
Coca-Cola Co. (The)	27,100	1,557,437	23,400	1,344,798	7,700	442,519
Coca-Cola Femsa SA de CV ADR (Mexico)	34,600	1,484,686	—	—	—	—
Coca-Cola Hellenic Bottling Co., SA (Greece)	8,150	470,984	—	—	—	—
Colgate-Palmolive Co.	58,600	4,179,352	49,100	3,501,812	16,900	1,205,308
Colruyt SA (Belgium)	3,510	741,997	2,842	600,785	773	163,409
Darden Restaurants, Inc.	42,270	1,769,422	33,710	1,411,101	11,900	498,134
DeVry, Inc.	9,800	362,698	7,300	270,173	2,600	96,226
Domino’s Pizza, Inc. (SG)	62,500	1,036,875	45,038	747,180	—	—
Estee Lauder Cos., Inc. (The) Class A (SG)	60,800	2,581,568	49,900	2,118,754	17,600	747,296
Flowers Foods, Inc.	27,550	600,590	19,950	434,910	—	—
General Mills, Inc.	80,800	4,687,208	66,600	3,863,466	23,500	1,363,235
Heidrick & Struggles International, Inc.	47,100	1,716,795	40,000	1,458,000	13,300	484,785
Heineken NV (Netherlands)	207,336	13,614,913	154,175	10,124,046	42,393	2,783,776
Hite Brewery Co., Ltd. (South Korea)	8,540	1,189,733	—	—	—	—
Imperial Sugar Co. (SG) (SB) (SC)	57,900	1,512,927	49,600	1,296,048	17,500	457,275
InBev NV (Belgium)	145,694	13,213,537	101,711	9,224,553	27,966	2,536,342
Inchcape PLC (United Kingdom)	529,339	4,557,763	393,916	3,391,732	106,678	918,529
Ingles Markets, Inc. Class A	19,800	567,468	14,000	401,240	—	—
ITT Educational Services, Inc. †	24,000	2,920,560	19,500	2,372,955	6,900	839,661
Jack in the Box, Inc. †	9,799	635,367	7,000	453,880	—	—
Japan Tobacco, Inc. (Japan)	1,607	8,839,449	1,118	6,149,660	305	1,677,680
Jardine Cycle & Carriage, Ltd. (Singapore)	120,000	1,488,095	91,000	1,128,472	25,000	310,020
Jeronimo Martins, SGPS, SA (Portugal)	86,053	529,221	—	—	—	—
Kimberly-Clark Corp.	25,400	1,784,604	20,300	1,426,278	7,200	505,872
Koninklijke Ahold NV (Netherlands) †	35,833	541,979	29,012	438,811	8,336	126,083
Korn/Ferry International †	59,200	977,392	49,300	813,943	17,400	287,274
Kroger Co.	125,900	3,590,668	100,900	2,877,668	35,700	1,018,164
Kroton Educacional SA (Brazil) †	37,600	826,092	—	—	—	—
Kroton Educacional SA 144A (Brazil) †	12,750	280,124	—	—	—	—
Labor Ready, Inc. †	121,100	2,241,561	93,851	1,737,182	24,600	455,346
Longs Drug Stores Corp. (SG)	76,700	3,809,689	57,954	2,878,575	8,500	422,195
Mannatech, Inc. (SG) (SB) (SC)	89,700	726,570	67,200	544,320	23,800	192,780
Marfig Frigorificos e Comercio de
Aliementos SA (Brazil) †	122,400	1,269,432	—	—	—	—
Marfig Frigorificos e Comercio de
Aliementos SA 144A (Brazil) †	26,780	277,740	—	—	—	—
Marubeni Corp. (Japan)	202,000	1,842,603	151,000	1,377,391	48,000	437,846
McDonald’s Corp.	56,100	3,055,767	45,400	2,472,938	16,000	871,520
Meiji Dairies Corp. (Japan)	540,000	3,049,631	401,000	2,264,634	108,000	609,926

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer Staples continued

MGP Ingredients, Inc. (SG) (SC)	58,800	$603,876	44,000	$451,880	15,600	$160,212
Molson Coors Brewing Co. Class B	7,700	767,459	6,700	667,789	2,400	239,208
Nash Finch Co. (SG) (SB) (SC)	81,130	3,231,408	64,418	2,565,769	11,900	473,977
Nestle SA (Switzerland)	3,641	1,636,932	—	—	—	—
New Oriental Education & Technology
Group ADR (China) †	7,200	479,232	—	—	—	—
Nutri/System, Inc. † (SG) (SB)	14,745	691,393	10,641	498,956	—	—
Olam International, Ltd. (Singapore)	134,000	282,000	—	—	—	—
Olam International, Ltd. 144A (Singapore)	49,000	103,119	—	—	—	—
Oriflame Cosmetics SA SDR (Luxembourg)	51,350	3,119,616	38,150	2,317,690	10,500	637,896
Papa John’s International, Inc. †	33,200	811,408	28,400	694,096	10,000	244,400
PepsiCo, Inc.	41,500	3,040,290	34,900	2,556,774	12,300	901,098
Pernod-Ricard SA (France)	1,044	227,966	—	—	—	—
Prestige Brands Holdings, Inc. †	101,800	1,117,764	73,000	801,540	—	—
Raffles Education Corp., Ltd. (Singapore)	161,000	247,382	—	—	—	—
Ralcorp Holdings, Inc. †	17,800	993,596	14,800	826,136	5,200	290,264
Reckitt Benckiser PLC (United Kingdom)	29,986	1,761,322	—	—	—	—
Reynolds American, Inc. (SG) (SB) (SC)	130,800	8,317,572	107,600	6,842,284	38,000	2,416,420
Robert Half International, Inc.	50,100	1,495,986	43,300	1,292,938	14,300	426,998
Ruby Tuesday, Inc.	48,600	891,324	40,500	742,770	14,300	262,262
Safeway, Inc. (SG) (SB) (SC)	257,700	8,532,447	209,500	6,936,545	74,000	2,450,140
Sanderson Farms, Inc.	5,200	216,684	5,900	245,853	2,100	87,507
Sara Lee Corp.	187,100	3,122,699	151,000	2,520,190	53,400	891,246
Seaboard Corp.	585	1,146,600	435	852,600	40	78,400
Sinclair Broadcast Group, Inc. Class A	141,200	1,700,048	104,100	1,253,364	17,500	210,700
Sonic Corp. † (SB)	46,200	1,081,080	38,500	900,900	13,600	318,240
Spartan Stores, Inc.	38,000	856,140	27,500	619,575	—	—
SRA International, Inc. Class A †	22,400	628,992	16,200	454,896	—	—
Tesco PLC (United Kingdom)	87,499	786,051	—	—	—	—
Time Warner, Inc. (SG) (SB) (SC)	355,220	6,521,839	290,023	5,324,822	102,500	1,881,900
Toyo Suisan Kaisha, Ltd. (Japan)	181,000	3,402,742	136,000	2,556,757	36,000	676,789
Uni-Charm Corp. (Japan)	5,500	337,290	—	—	—	—
Unilever NV (Netherlands)	26,076	805,550	21,112	652,200	5,737	177,230
Universal Corp.	17,100	837,045	14,600	714,670	5,200	254,540
USANA Health Sciences, Inc. †	2,660	116,375	1,929	84,394	—	—
UST, Inc. (SG) (SB) (SC)	47,710	2,366,416	39,300	1,949,280	13,900	689,440
VFB, LLC (F) ‡ †	—	—	—	—	254,213	5,259
Woolworths, Ltd. (Australia)	345,966	9,113,481	245,881	6,477,029	66,584	1,753,964
Yum! Brands, Inc.	83,720	2,832,248	70,920	2,399,224	25,100	849,133

		206,372,125		149,485,833		44,069,793

Electronics		2.2%		1.4%		0.8%

Advanced Analogic Technologies, Inc. †	86,700	922,488	62,169	661,478	—	—
ALPS Electric Co., Ltd. (Japan)	133,700	1,603,872	98,000	1,175,613	27,100	325,093
Analogic Corp.	3,200	204,032	2,400	153,024	900	57,384
Ansoft Corp. †	68,100	2,245,938	53,159	1,753,184	13,700	451,826
AU Optronics Corp. (Taiwan)	1,418,692	2,411,788	—	—	—	—
Comtech Group, Inc. (China) †	28,000	509,880	21,000	382,410	7,400	134,754
Cubic Corp.	14,100	594,597	10,600	447,002	3,700	156,029
Diodes, Inc. † (SG)	24,000	770,400	17,390	558,219	—	—
FEI Co. †	68,000	2,137,240	54,200	1,703,506	19,100	600,313
FINETEC Corp. (South Korea)	19,357	409,058	—	—	—	—
Greatbatch, Inc. †	60,100	1,598,059	44,210	1,175,544	9,000	239,310
Hon Hai Precision Industry Co., Ltd. (Taiwan)	306,624	2,304,458	—	—	—	—
Infineon Technologies AG (Germany) †	25,856	446,048	19,592	337,986	5,382	92,846
Intel Corp. #	262,330	6,783,854	213,626	5,524,368	75,500	1,952,430
Itron, Inc. †	14,600	1,358,822	10,672	993,243	—	—
LG Electronics, Inc. (South Korea)	31,070	2,895,653	—	—	—	—

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Electronics continued

Littelfuse, Inc. † (SG) (SB)	36,800	$1,313,392	30,100	$1,074,269	10,600	$378,314
MEMC Electronic Materials, Inc. † (SG) (SB) (SC)	58,400	3,437,424	48,100	2,831,166	16,500	971,190
Mentor Graphics Corp. †	66,540	1,004,754	48,030	725,253	—	—
Methode Electronics, Inc. Class A	54,000	812,700	40,400	608,020	14,300	215,215
National Semiconductor Corp.	66,900	1,814,328	53,500	1,450,920	18,900	512,568
NEC Corp. (Japan)	47,000	227,618	38,000	184,031	11,000	53,272
NVIDIA Corp. †	40,300	1,460,472	32,700	1,185,048	11,600	420,384
Omron Corp. (Japan)	44,400	1,170,544	35,800	943,817	10,500	276,818
Park Electrochemical Corp.	13,600	456,688	9,900	332,442	—	—
RF Micro Devices, Inc. †	285,300	1,920,069	224,000	1,507,520	50,600	340,538
Rotork PLC (United Kingdom)	20,412	421,641	—	—	—	—
Samsung Electronics Co., Ltd.
(South Korea)	8,518	5,346,778	—	—	—	—
Samsung Electronics Co., Ltd.
(Preference) (South Korea)	1,308	605,888	—	—	—	—
Samsung Electronics Co., Ltd. GDR (South Korea)	806	252,883	—	—	—	—
Shinko Electric Industries (Japan)	32,200	709,696	—	—	—	—
Texas Instruments, Inc. (SG)	19,500	713,505	17,100	625,689	6,000	219,540
Toshiba Corp. (Japan)	591,000	5,499,759	376,000	3,499,001	100,000	930,585
TTM Technologies, Inc. †	113,470	1,312,848	81,547	943,499	—	—
Vanguard International
Semiconductor Corp. (Taiwan)	1,699,791	1,517,716	—	—	—	—
Varian, Inc. †	38,800	2,468,068	32,000	2,035,520	11,300	718,793
Xilinx, Inc.	26,600	695,324	19,900	520,186	7,000	182,980

		60,358,282		33,331,958		9,230,182

Energy		7.0%		5.1%		3.3%

Alon USA Energy, Inc.	32,200	1,087,716	23,390	790,114	—	—
BP PLC (United Kingdom)	466,818	5,418,128	301,836	3,503,263	81,461	945,478
Chevron Corp. (SG) (SB) #	173,002	16,189,527	142,384	13,324,295	50,000	4,679,000
China Petroleum & Chemical Corp. (China)	2,046,000	2,523,658	—	—	—	—
China Petroleum & Chemical Corp. ADR
(China) (SG)	16,400	2,019,004	—	—	—	—
China Shenhua Energy Co., Ltd. (China)	447,500	2,676,840	—	—	—	—
ConocoPhillips #	97,229	8,533,789	79,131	6,945,328	27,999	2,457,472
Core Laboratories NV
(Netherlands) † (SG)	13,400	1,707,026	9,411	1,198,867	—	—
Dawson Geophysical Co. †	16,700	1,294,417	13,700	1,061,887	4,800	372,048
Delek US Holdings, Inc.	27,900	699,732	20,900	524,172	7,400	185,592
Devon Energy Corp.	7,400	615,680	5,500	457,600	2,000	166,400
Dresser-Rand Group, Inc. †	86,600	3,698,686	71,600	3,058,036	24,500	1,046,395
ENI SpA (Italy)	237,315	8,814,403	175,312	6,511,475	47,213	1,753,595
ENSCO International, Inc.	34,800	1,952,280	29,300	1,643,730	9,800	549,780
Exxon Mobil Corp. #	288,430	26,697,081	236,157	21,858,692	83,100	7,691,736
Frontier Oil Corp.	85,000	3,539,400	60,877	2,534,918	—	—
Gazprom (Russia)	712,543	7,859,349	—	—	—	—
Global Industries, Ltd. †	173,100	4,459,056	143,800	3,704,288	50,800	1,308,608
GulfMark Offshore, Inc. †	47,637	2,318,016	39,500	1,922,070	14,000	681,240
Halliburton Co.	9,700	372,480	9,700	372,480	3,400	130,560
Helmerich & Payne, Inc.	29,800	978,334	21,600	709,128	—	—
Holly Corp.	43,400	2,596,622	34,809	2,082,622	7,800	466,674
ION Geophysical Corp. † (SG) (SB)	95,970	1,327,265	69,270	958,004	—	—
JA Solar Holdings Co., Ltd. ADR (China) † (SG)	26,000	1,168,700	18,336	824,203	—	—
Lukoil (Russia)	27,758	2,312,241	—	—	—	—
Lukoil ADR (Russia)	25,564	2,119,767	—	—	—	—
Marathon Oil Corp.	184,420	10,515,628	151,420	8,633,968	52,900	3,016,358
Matrix Service Co. †	55,300	1,158,535	39,776	833,307	—	—
NATCO Group, Inc. †	32,065	1,659,364	25,737	1,331,890	9,097	470,770

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Energy continued

Noble Corp.	26,800	$1,314,540	21,900	$1,074,195	7,700	$377,685
Norsk Hydro ASA (Norway)	117,265	5,103,020	87,245	3,796,640	23,425	1,019,385
Occidental Petroleum Corp.	50,400	3,229,632	42,100	2,697,768	14,400	922,752
Oil States International, Inc. †	13,000	627,900	9,217	445,181	—	—
Parker Drilling Co. †	47,100	382,452	35,300	286,636	12,500	101,500
PetroChina Co., Ltd. (China)	178,000	330,368	—	—	—	—
PetroChina Co., Ltd. ADR (China)	5,400	999,594	—	—	—	—
Petroleo Brasileiro SA ADR (Brazil)	18,086	1,365,493	—	—	—	—
Petroleo Brasileiro SA ADR (Preference) (Brazil)	46,460	3,005,962	—	—	—	—
PTT PCL (Thailand)	230,800	2,256,503	—	—	—	—
Questar Corp.	76,200	4,002,786	62,300	3,272,619	21,400	1,124,142
Renewable Energy Corp. AS (Norway) †	17,627	812,869	—	—	—	—
Repsol YPF SA (Spain)	41,769	1,492,985	31,761	1,135,260	9,018	322,338
Rosetta Resources, Inc. †	19,700	361,298	19,700	361,298	7,000	128,380
Royal Dutch Shell PLC Class B (Netherlands)	247,510	10,184,894	183,195	7,538,369	49,708	2,045,456
Saipem SpA (Italy)	30,285	1,292,953	—	—	—	—
Sasol, Ltd. (South Africa)	19,596	845,357	—	—	—	—
SEACOR Holdings, Inc. †	10,100	960,510	8,500	808,350	2,700	256,770
S-Oil Corp. (South Korea)	20,669	1,831,978	—	—	—	—
Statoil ASA (Norway)	224,065	7,640,422	157,500	5,370,614	43,310	1,476,833
Swift Energy Co. †	17,300	707,916	12,200	499,224	—	—
Technicas Reunidas SA (Spain)	4,305	317,890	—	—	—	—
Technicas Reunidas SA 144A (Spain)	8,594	634,599	—	—	—	—
Thai Oil PCL (Thailand)	623,900	1,561,007	—	—	—	—
Tidewater, Inc. (SG) (SB) (SC)	96,400	6,057,776	79,000	4,964,360	27,900	1,753,236
Total SA (France)	31,601	2,571,115	—	—	—	—
Trico Marine Services, Inc. † (SG)	65,900	1,963,820	54,900	1,636,020	19,400	578,120
Unit Corp. †	14,700	711,480	10,700	517,880	—	—
Western Refining, Inc. (SG) (SB)	32,601	1,322,949	23,039	934,923	—	—

		190,202,792		120,123,674		36,028,303

Financial		2.6%		2.1%		1.5%

Acta Holding ASA (Norway)	210,870	950,905	—	—	—	—
Advanta Corp. Class B	100,850	2,765,307	77,059	2,112,958	10,800	296,136
Ameriprise Financial, Inc.	143,600	9,062,596	118,000	7,446,980	41,200	2,600,132
Chubb Corp. (The)	77,800	4,173,192	63,400	3,400,776	22,400	1,201,536
Citigroup, Inc. #	274,953	12,832,057	226,937	10,591,150	79,500	3,710,265
Contifinancial Corp. Liquidating Trust Units (F)	1,914,537	191	—	—	510,233	51
Deutsche Boerse AG (Germany)	5,428	739,668	4,396	599,038	1,262	171,971
Discover Financial Services	61,950	1,288,560	50,650	1,053,520	17,950	373,360
Hitachi Capital Corp. (Japan)	97,000	1,221,833	73,500	925,822	20,200	254,444
Interactive Data Corp.	68,465	1,930,713	53,490	1,508,418	9,200	259,440
Intercontinental Exchange, Inc. †	23,000	3,493,700	18,500	2,810,150	6,600	1,002,540
JPMorgan Chase & Co.	151,202	6,928,076	123,081	5,639,571	43,500	1,993,170
Korea Investment Holdings Co., Ltd. (South Korea)	31,080	2,033,027	—	—	—	—
Lehman Brothers Holdings, Inc.	8,400	518,532	6,300	388,899	2,200	135,806
Loews Corp.	45,600	2,204,760	36,100	1,745,435	12,800	618,880
Man Group PLC (United Kingdom)	240,782	2,725,696	179,045	2,026,822	48,535	549,425
Nationwide Financial Services, Inc. Class A	19,900	1,071,018	16,600	893,412	5,900	317,538
Nationwide Health Properties, Inc. (R)	16,200	488,106	15,200	457,976	5,400	162,702
ORIX Corp. (Japan)	23,070	5,224,619	14,950	3,385,698	4,040	914,931
PMI Group, Inc. (The)	31,400	1,026,780	23,500	768,450	8,300	271,410
Radian Group, Inc.	12,400	288,672	9,300	216,504	3,300	76,824
Royal Bank of Scotland Group PLC
(United Kingdom)	412,647	4,430,715	307,081	3,297,221	83,157	892,882
Shinhan Financial Group Co., Ltd.
(South Korea)	48,150	3,110,909	—	—	—	—

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Financial continued

Shinhan Financial Group Co., Ltd. ADR
(South Korea)	3,700	$474,710	—	$—	—	$—
Singapore Exchange, Ltd. (Singapore)	88,000	760,393	—	—	—	—
Travelers Cos., Inc. (The)	32,300	1,625,982	27,700	1,394,418	9,200	463,128

		71,370,717		50,663,218		16,266,571

Health Care		7.3%		6.4%		3.9%

Acorda Therapeutics, Inc. † (SC)	61,492	1,128,378	51,228	940,034	18,081	331,786
Aetna, Inc. #	138,900	7,538,103	114,500	6,213,915	40,500	2,197,935
Affymetrix, Inc. †	34,600	877,802	24,749	627,882	—	—
Albany Molecular Research, Inc. †	31,341	473,249	22,593	341,154	—	—
Alfresa Holdings Corp. (Japan)	9,500	606,137	7,700	491,290	2,100	133,988
Align Technology, Inc. †	4,800	121,584	3,600	91,188	1,300	32,929
Alliance Imaging, Inc. †	96,300	872,478	65,704	595,278	—	—
Alnylam Pharmaceuticals, Inc. † (SG) (SB)	4,200	137,634	3,200	104,864	1,100	36,047
Amedisys, Inc. † (SG)	24,800	952,816	20,000	768,400	2,400	92,208
American Dental Partners, Inc. †	21,500	602,215	15,523	434,799	—	—
American Oriental Bioengineering, Inc. (China) †	209,800	2,339,270	161,433	1,799,978	26,300	293,245
AMN Healthcare Services, Inc. † (SG) (SB)	41,600	779,168	29,881	559,671	—	—
Applera Corp.- Applied Biosystems Group	7,200	249,408	5,400	187,056	1,900	65,816
Apria Healthcare Group, Inc. †	54,800	1,425,348	39,345	1,023,363	—	—
Astellas Pharma, Inc. (Japan)	23,900	1,144,601	—	—	—	—
AstraZeneca PLC (United Kingdom)	146,744	7,349,959	108,516	5,435,235	29,495	1,477,315
Basilea Pharmaceutica AG (Switzerland) †	457	104,301	—	—	—	—
Bayer AG (Germany)	7,298	581,282	—	—	—	—
Becton, Dickinson and Co.	28,400	2,330,220	23,500	1,928,175	8,300	681,015
Bio-Rad Laboratories, Inc. Class A †	12,590	1,139,395	9,054	819,387	—	—
Biogen Idec, Inc. †	10,600	703,098	9,300	616,869	3,300	218,889
Bristol-Myers Squibb Co.	86,360	2,488,895	70,925	2,044,059	25,100	723,382
China Medical Technologies, Inc. ADR
(China) (SG) (SB)	67,800	2,901,162	48,390	2,070,608	—	—
Corvel Corp. †	52,000	1,202,240	42,500	982,600	15,000	346,800
Coventry Health Care, Inc. †	79,180	4,925,788	65,295	4,062,002	23,100	1,437,051
Cubist Pharmaceuticals, Inc. †	10,100	213,413	7,500	158,475	2,700	57,051
Cutera, Inc. † (SG)	69,400	1,818,974	51,077	1,338,728	10,300	269,963
Cynosure, Inc. Class A †	46,200	1,704,780	37,500	1,383,750	13,300	490,770
Cypress Bioscience, Inc. †	83,100	1,137,639	62,300	852,887	22,000	301,180
Eli Lilly Co. (SG) (SB) (SC)	57,400	3,267,782	47,700	2,715,561	16,800	956,424
Enzon Pharmaceuticals, Inc. † (SB) (SC)	88,400	778,804	66,200	583,222	23,400	206,154
Forest Laboratories, Inc. †	59,000	2,200,110	48,900	1,823,481	17,300	645,117
GlaxoSmithKline PLC (United Kingdom)	245,302	6,506,941	148,641	3,942,887	40,253	1,067,761
Haemonetics Corp. †	24,000	1,186,080	19,389	958,204	4,442	219,524
Healthspring, Inc. †	122,888	2,396,316	95,548	1,863,186	22,313	435,104
Hologic, Inc. † (SG)	10,700	652,700	7,665	467,565	—	—
Humana, Inc. †	100,920	7,052,290	82,400	5,758,112	29,150	2,037,002
Illumina, Inc. † (SB)	17,100	887,148	12,321	639,213	—	—
Immucor, Inc. †	20,900	747,175	14,941	534,141	—	—
Incyte Pharmaceuticals, Inc. †	242,600	1,734,590	195,800	1,399,970	69,200	494,780
InterMune, Inc. † (SG)	58,200	1,113,366	48,000	918,240	17,000	325,210
Invitrogen Corp. †	8,500	694,705	6,039	493,567	—	—
Johnson & Johnson #	179,612	11,800,508	147,204	9,671,303	51,500	3,383,550
K-V Pharmceuticals Co. Class A †	25,200	720,720	18,413	526,612	—	—
Kinetic Concepts, Inc. †	13,800	776,664	10,100	568,428	—	—
LCA-Vision, Inc.	7,100	208,669	5,300	155,767	1,900	55,841
LifeCell Corp. † (SB)	30,300	1,138,371	21,829	820,116	—	—
Magellan Health Services, Inc. †	35,200	1,428,416	25,574	1,037,793	—	—
Martek Biosciences Corp. † (SG) (SB)	92,700	2,691,081	66,730	1,937,172	—	—

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%

	Shares	Value	Shares	Value	Shares	Value
Health Care continued

McKesson Corp.	102,200	$6,008,338	84,400	$4,961,876	29,300	$1,722,547
Medcath Corp. †	43,300	1,189,018	35,400	972,084	12,500	343,250
Medicines Co. †	29,600	527,176	22,200	395,382	7,800	138,918
Medicis Pharmaceutical Corp. Class A (SG) (SB)	19,600	597,996	17,600	536,976	6,200	189,162
Mentor Corp. (SG)	63,100	2,905,755	48,213	2,220,209	8,300	382,215
Merck & Co., Inc.	264,960	13,695,782	217,713	11,253,585	76,350	3,946,532
Merck KGaA (Germany)	3,176	383,393	—	—	—	—
Meridian Bioscience, Inc.	28,750	871,700	20,715	628,079	—	—
Millennium Pharmaceuticals, Inc. †	163,300	1,657,495	131,200	1,331,680	46,400	470,960
Neurocrine Biosciences, Inc. † (SG)	95,300	953,000	79,400	794,000	28,100	281,000
Novartis AG (Switzerland)	15,101	834,040	—	—	—	—
OraSure Technologies, Inc. †	61,300	616,065	44,045	442,652	—	—
Par Pharmaceutical Cos., Inc. †	76,200	1,414,272	60,469	1,122,305	15,300	283,968
Pfizer, Inc.	273,549	6,682,802	222,997	5,447,817	78,800	1,925,084
Quidel Corp. †	67,500	1,320,300	54,304	1,062,186	8,900	174,084
Regeneron Pharmaceuticals, Inc. †	26,500	471,700	19,209	341,920	—	—
Roche Holding AG (Switzerland)	43,049	7,811,952	27,435	4,978,534	7,460	1,353,740
Salix Pharmaceuticals, Ltd. † (SG) (SB)	78,786	978,522	56,996	707,890	—	—
Savient Pharmaceuticals, Inc. † (SG)	226,200	3,291,210	181,000	2,633,550	46,700	679,485
Schering AG (Germany)	11,857	1,779,007	9,214	1,382,455	2,566	384,999
Schering-Plough Corp. (SB)	325,000	10,279,750	266,500	8,429,395	94,200	2,979,546
Sciele Pharma, Inc. † (SG) (SB) (SC)	117,400	3,054,748	89,541	2,329,857	17,000	442,340
Steris Corp.	40,745	1,113,561	29,275	800,086	1,100	30,063
Stewart Enterprises, Inc. Class A	33,500	255,270	25,100	191,262	8,900	67,818
Symbion Health, Ltd. (Australia)	229,199	846,707	185,566	685,518	50,422	186,269
Taisho Pharmaceutical Co., Ltd. (Japan)	102,000	2,007,803	80,000	1,574,747	22,000	433,055
Techne Corp. †	14,000	883,120	10,284	648,715	—	—
Terumo Corp. (Japan)	17,700	892,168	—	—	—	—
Teva Pharmaceutical Industries, Ltd.
ADR (Israel)	26,797	1,191,663	—	—	—	—
United Therapeutics Corp. † (SG)	11,400	758,556	8,150	542,301	—	—
UnitedHealth Group, Inc.	79,638	3,856,868	64,912	3,143,688	22,960	1,111,953
Valeant Pharmaceuticals International †	51,900	803,412	37,222	576,197	—	—
Waters Corp. †	51,100	3,419,612	41,000	2,743,720	14,500	970,340
WellCare Health Plans, Inc. †	96,100	10,131,823	77,433	8,163,761	22,900	2,414,347
West Pharmaceutical Services, Inc.	20,900	870,694	15,700	654,062	5,500	229,130
Wyeth	135,400	6,032,070	110,900	4,940,595	39,200	1,746,360
XenoPort, Inc. †	14,000	658,700	12,600	592,830	4,500	211,725
Zoll Medical Corp. †	61,270	1,588,118	48,794	1,264,740	10,200	264,384

		198,465,939		151,180,841		42,377,111

Insurance		3.1%		2.6%		1.6%

Aegon NV (Netherlands)	78,263	1,499,775	59,944	1,148,723	17,208	329,762
Allianz SE (Germany)	14,591	3,411,340	8,578	2,005,516	2,359	551,528
Allstate Corp. (The)	113,700	6,502,503	93,300	5,335,827	32,400	1,852,956
American Financial Group, Inc.	87,825	2,504,769	72,110	2,056,577	25,450	725,834
American Physicians Capital, Inc.	12,900	502,584	9,300	362,328	—	—
Amerisafe, Inc. †	40,965	677,561	29,540	488,592	—	—
Arch Capital Group, Ltd. (Bermuda) †	36,600	2,723,406	29,900	2,224,859	10,600	788,746
Argo Group International Holdings, Ltd. (Bermuda) †	15,950	693,985	11,541	502,149	—	—
Aspen Insurance Holdings, Ltd. (Bermuda)	51,600	1,440,156	41,200	1,149,892	7,100	198,161
Commerce Group, Inc. (SG) (SB) (SC)	43,720	1,288,428	35,500	1,046,185	12,578	370,674
Corporacion Mapfre SA (Spain)	742,229	3,357,304	552,341	2,498,389	149,646	676,890
EMC Insurance Group, Inc.	12,700	330,073	9,200	239,108	—	—
ING Groep NV (Netherlands)	118,427	5,260,456	88,130	3,914,681	23,785	1,056,515
Max Re Capital, Ltd. (Bermuda)	8,550	239,742	6,409	179,708	2,265	63,511
Muenchener Rueckversicherungs-Gesellschaft
AG (Germany)	5,009	963,247	4,100	788,444	1,300	249,994

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Insurance continued

Navigators Group, Inc. †	18,240	$989,520	13,250	$718,813	—	$—
Odyssey Re Holdings Corp.	57,900	2,148,669	45,800	1,699,638	16,200	601,182
Philadelphia Consolidated Holding Corp. †	70,000	2,893,800	58,500	2,418,390	16,700	690,378
Ping An Insurance (Group) Co.,
of China, Ltd. (China)	145,000	2,004,226	—	—	—	—
Platinum Underwriters Holdings, Ltd.
(Bermuda)	3,400	122,264	2,600	93,496	900	32,364
Prudential PLC (United Kingdom)	41,490	637,688	—	—	—	—
QBE Insurance Group, Ltd. (Australia)	138,908	4,158,288	93,632	2,802,926	25,268	756,412
Safeco Corp.	113,900	6,972,958	93,000	5,693,460	32,300	1,977,406
Safety Insurance Group, Inc.	17,800	639,732	12,700	456,438	—	—
Sai-Soc Assicuratrice Industriale SpA
(SAI) (Italy)	184,550	8,642,635	137,250	6,427,535	37,750	1,767,865
SCOR (France)	113,022	3,030,284	84,042	2,253,288	23,108	619,559
SeaBright Insurance Holdings, Inc. †	49,700	848,379	36,000	614,520	—	—
Security Capital Assurance, Ltd.
(Bermuda)	5,800	132,472	4,400	100,496	1,500	34,260
Selective Insurance Group	22,900	487,312	16,600	353,248	—	—
W.R. Berkley Corp.	220,445	6,531,785	182,952	5,420,868	63,575	1,883,727
Zenith National Insurance Corp.	63,147	2,834,669	50,958	2,287,505	12,457	559,195
Zurich Financial Services AG
(Switzerland)	31,446	9,440,828	18,952	5,689,836	5,153	1,547,052

		83,910,838		60,971,435		17,333,971

Investment Banking/Brokerage		1.8%		1.5%		1.0%

3i Group PLC (United Kingdom)	441,757	9,007,710	328,488	6,698,082	90,322	1,841,724
Affiliated Managers Group †	10,800	1,377,108	7,975	1,016,892	—	—
Calamos Asset Management, Inc. Class A	46,200	1,304,226	34,700	979,581	12,200	344,406
Challenger Financial Services Group,
Ltd. (Australia)	161,562	884,478	130,805	716,097	39,012	213,573
Deutsche Bank AG (Germany)	11,886	1,532,857	9,236	1,191,104	2,466	318,023
Goldman Sachs Group, Inc. (The)	58,200	12,614,268	47,400	10,273,476	16,800	3,641,232
Greenhill & Co., Inc.	8,600	525,030	6,138	374,725	—	—
Harris & Harris Group, Inc. †	66,600	708,624	54,600	580,944	19,200	204,288
Interactive Brokers Group, Inc.
Class A †	13,700	359,762	10,300	270,478	3,600	94,536
Investment Technology Group, Inc. †	34,000	1,461,320	24,157	1,038,268	—	—
Knight Capital Group, Inc. Class A †	72,900	871,884	61,500	735,540	21,700	259,532
Macquarie Bank, Ltd. (Australia)	12,686	945,045	10,271	765,139	2,791	207,916
Merrill Lynch & Co., Inc.	46,100	3,286,008	38,100	2,715,768	13,500	962,280
Morgan Stanley	124,200	7,824,600	101,300	6,381,900	35,800	2,255,400
Penson Worldwide, Inc. †	25,000	462,000	18,116	334,784	—	—
Schroders PLC (United Kingdom)	29,056	824,229	23,525	667,332	6,393	181,350
SembCorp Industries, Ltd. (Singapore)	94,000	407,218	—	—	—	—
Shin Kong Financial Holding Co., Ltd.
(Taiwan)	1,775,193	1,625,175	—	—	—	—
SWS Group, Inc.	127,000	2,246,630	99,300	1,756,617	23,400	413,946

		48,268,172		36,496,727		10,938,206

Other		0.1%		0.4%		—%

iShares Russell 2000 Growth Index Fund	8,200	702,986	11,900	1,020,187	—	—
iShares Russell 2000 Value Index Fund	30,377	2,336,903	11,146	857,462	—	—
S&P 500 Index Depository Receipts (SPDR
Trust Series 1)	—	—	51,689	7,886,708	—	—

		3,039,889		9,764,357		—

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Photography/Imaging		—%		—%		—%

Ikon Office Solutions, Inc.	52,100	$669,485	37,100	$476,735	—	$—

Real Estate		1.4%		1.0%		0.5%

Anthracite Capital, Inc. (R)	57,700	525,070	41,900	381,290	—	—
Boston Properties, Inc. (R)	2,400	249,360	1,800	187,020	600	62,340
CB Richard Ellis Group, Inc. Class A †	61,300	1,706,592	49,500	1,378,080	17,500	487,200
CBL & Associates Properties (R)	15,000	525,750	11,000	385,550	—	—
Cousins Properties, Inc. (R)	69,600	2,043,456	54,500	1,600,120	14,100	413,976
Emaar Properties (United Arab Emirates)	437,761	1,275,958	—	—	—	—
Entertainment Properties Trust (R)	59,397	3,017,368	45,990	2,336,292	13,100	665,480
FelCor Lodging Trust, Inc. (R)	45,500	906,815	38,400	765,312	13,600	271,048
First Industrial Realty Trust (R)	6,100	237,107	4,600	178,802	1,600	62,192
Globe Trade Centre SA (Poland) †	127,314	2,289,452	—	—	—	—
Gramercy Capital Corp. (R)	63,400	1,595,778	46,700	1,175,439	10,300	259,251
Guangzhou R&F Properties Co., Ltd. (China)	241,600	1,130,877	—	—	—	—
Immoeast AG (Austria) †	153,885	1,677,580	—	—	—	—
Jones Lang LaSalle, Inc.	69,600	7,152,096	56,605	5,816,730	18,600	1,911,336
Lexington Corporate Properties Trust (R)	50,520	1,010,905	36,400	728,364	—	—
LTC Properties, Inc. (R)	45,600	1,079,352	33,100	783,477	—	—
Medical Properties Trust, Inc. (R)	94,700	1,261,404	77,500	1,032,300	27,400	364,968
Metrovacesa SA (Spain)	9,673	1,100,742	7,330	834,119	2,013	229,070
National Health Investors, Inc. (R)	25,700	794,387	18,700	578,017	—	—
National Retail Properties, Inc. (R)	30,200	736,276	26,400	643,632	9,300	226,734
NorthStar Realty Finance Corp. (R)	56,800	564,024	41,200	409,116	—	—
Omega Healthcare Investors, Inc. (R)	83,900	1,302,967	68,000	1,056,040	13,000	201,890
PS Business Parks, Inc. (R)	10,729	609,944	7,778	442,179	—	—
RAIT Investment Trust (R)	12,900	106,167	9,300	76,539	—	—
Ramco-Gershenson Properties (R)	18,900	590,436	14,100	440,484	5,000	156,200
Realty Income Corp. (R)	4,300	120,185	3,300	92,235	1,100	30,745
Saul Centers, Inc. (R)	13,100	674,650	9,400	484,100	—	—
Senior Housing Properties Trust (R)	17,800	392,668	13,300	293,398	4,700	103,682
Shimo Property Holdings, Ltd. (China)	332,500	1,012,296	—	—	—	—
Tanger Factory Outlet Centers (R)	3,100	125,829	2,400	97,416	800	32,472
Universal Health Realty Income Trust (R)	18,000	639,540	12,900	458,337	—	—
Urstadt Biddle Properties, Inc. Class A (R)	40,500	626,535	29,500	456,365	—	—
Winthrop Realty Trust (R)	135,100	909,223	98,000	659,540	—	—

		37,990,789		23,770,293		5,478,584

Semiconductor		0.6%		0.4%		0.3%

Advanced Energy Industries, Inc. † (SG)	105,200	1,588,520	75,194	1,135,429	—	—
Applied Materials, Inc. (SG)	77,300	1,600,110	66,200	1,370,340	23,400	484,380
Credence Systems Corp. †	312,700	966,243	263,700	814,833	93,200	287,988
Genesis Microchip, Inc. †	14,500	113,680	10,900	85,456	3,900	30,576
Greatek Electronics, Inc. (Taiwan)	769,640	1,151,402	—	—	—	—
LTX Corp. †	203,100	725,067	152,300	543,711	53,800	192,066
Novatek Microelectronics Corp., Ltd. (Taiwan)	246,599	1,070,699	—	—	—	—
Novellus Systems, Inc. †	59,900	1,632,874	51,400	1,401,164	18,100	493,406
Photronics, Inc. †	122,300	1,395,443	98,700	1,126,167	34,900	398,209
Spansion, Inc. Class A † (SG)	204,793	1,730,501	174,043	1,470,663	61,528	519,912
Taiwan Semiconductor Manufacturing Co.,
Ltd. (Taiwan)	982,182	1,910,009	—	—	—	—
Varian Semiconductor Equipment †	19,050	1,019,556	13,583	726,962	—	—
Veeco Instruments, Inc. †	75,400	1,461,252	61,200	1,186,056	21,600	418,608

		16,365,356		9,860,781		2,825,145

Software		2.4%		2.1%		1.3%

Aspen Technology, Inc. †	63,300	906,456	44,918	643,226	—	—
Autodesk, Inc. †	157,100	7,850,287	129,000	6,446,130	44,900	2,243,653

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Software continued

Blackboard, Inc. † (SG) (SB)	16,100	$738,024	11,545	$529,223	—	$—
BMC Software, Inc. †	259,500	8,104,185	211,400	6,602,022	74,700	2,332,881
Capcom Co., Ltd. (Japan)	16,000	368,861	—	—	—	—
Chordiant Software, Inc. †	139,900	1,939,014	108,746	1,507,220	19,100	264,726
Epicor Software Corp. †	53,100	731,187	38,127	525,009	—	—
Informatica Corp. †	65,300	1,025,210	46,936	736,895	—	—
Interwoven, Inc. †	42,900	610,467	32,200	458,206	11,400	162,222
Intuit, Inc. †	102,000	3,090,600	82,800	2,508,840	29,300	887,790
JDA Software Group, Inc. † (SG) (SB)	100,500	2,076,330	77,908	1,609,579	15,000	309,900
Manhattan Associates, Inc. † (SG)	61,100	1,674,751	48,400	1,326,644	11,700	320,697
Mantech International Corp. Class A †	12,700	456,946	9,500	341,810	3,400	122,332
Microsoft Corp. (SG) (SB)	473,500	13,949,310	390,931	11,516,827	137,100	4,038,966
MicroStrategy, Inc. †	11,400	904,476	8,215	651,778	—	—
NTT Data Corp. (Japan)	713	3,174,460	533	2,373,053	143	636,673
Omnicell, Inc. †	21,900	625,026	16,400	468,056	5,800	165,532
Oracle Corp. †	329,060	7,124,149	267,893	5,799,883	94,700	2,050,255
Parametric Technology Corp. †	93,585	1,630,251	66,768	1,163,099	—	—
SAP AG (Germany)	13,208	773,649	—	—	—	—
Sybase, Inc. † (SB)	150,100	3,471,813	114,009	2,637,028	19,000	439,470
SYNNEX Corp. †	28,200	579,792	20,400	419,424	—	—
The9, Ltd. ADR (China) † (SG) (SB)	15,400	531,146	11,060	381,459	—	—
TIBCO Software, Inc. †	32,500	240,175	36,600	270,474	12,900	95,331
Trend Micro, Inc. (Japan)	11,500	496,614	—	—	—	—
Vignette Corp. †	48,800	979,416	34,900	700,443	—	—
Websense, Inc. †	58,620	1,156,573	48,300	952,959	17,100	337,383

		65,209,168		50,569,287		14,407,811

Technology		0.9%		0.8%		0.6%

Avnet, Inc. †	37,800	1,506,708	30,500	1,215,730	10,800	430,488
Electronic Data Systems Corp.	217,800	4,756,752	178,800	3,904,992	63,200	1,380,288
IBM Corp.	137,540	16,202,212	112,700	13,276,060	39,600	4,664,880
ON Semiconductor Corp. † (SG) (SB)	65,800	826,448	46,470	583,663	—	—

		23,292,120		18,980,445		6,475,656

Technology Services		1.1%		1.0%		0.5%

Accenture, Ltd. Class A (Bermuda)	5,900	237,475	4,400	177,100	1,600	64,400
Authorize.Net Holdings, Inc. †	90,829	1,601,315	64,500	1,137,135	—	—
Automatic Data Processing, Inc.	36,500	1,676,445	29,300	1,345,749	10,400	477,672
Blue Coat Systems, Inc. †	61,100	4,812,236	45,816	3,608,468	6,300	496,188
Computer Sciences Corp. †	41,500	2,319,850	31,100	1,738,490	11,000	614,900
Convergys Corp. †	34,900	605,864	31,400	545,104	11,100	192,696
CSG Systems International, Inc. † (SG) (SB)	102,200	2,171,750	83,800	1,780,750	23,700	503,625
eBay, Inc. †	86,300	3,367,426	71,900	2,805,538	25,400	991,108
Factset Research Systems, Inc.	18,800	1,288,740	13,462	922,820	—	—
Global Sources, Ltd. (Bermuda) †	16,366	362,834	11,788	261,340	—	—
IHS, Inc. Class A †	19,500	1,101,555	16,300	920,787	5,200	293,748
Neopost SA (France)	2,462	347,509	—	—	—	—
Oce NV (Netherlands)	47,487	998,771	38,447	808,637	10,447	219,727
SAIC, Inc. †	38,800	744,572	33,900	650,541	12,000	230,280
SonicWall, Inc. †	336,400	2,936,772	257,846	2,250,996	50,100	437,373
Sykes Enterprises, Inc. †	166,800	2,770,548	134,600	2,235,706	31,800	528,198
Trizetto Group †	93,300	1,633,683	73,927	1,294,462	17,300	302,923
United Internet AG (Germany)	21,590	486,439	—	—	—	—
United Online, Inc. (SG)	65,900	989,159	47,800	717,478	—	—

		30,452,943		23,201,101		5,352,838

COMMON STOCKS*	Growth 78.1%		Balanced 62.3%		Conservative 37.9%
	Shares	Value	Shares	Value	Shares	Value

Transportation		1.9%		1.5%		0.9%

Accuride Corp. †	65,000	$787,150	55,700	$674,527	19,700	$238,567
Air Arabia (United Arab Emirates) †	4,043,094	1,475,823	—	—	—	—
Alaska Air Group, Inc. †	4,960	114,526	3,700	85,433	1,300	30,017
All America Latina Logistica SA (Brazil)	102,100	1,454,591	—	—	—	—
British Airways PLC (United Kingdom) †	1,381,094	10,825,331	1,026,974	8,049,657	282,380	2,213,359
Central Japan Railway Co. (Japan)	556	5,902,714	417	4,427,036	112	1,189,036
Continental Airlines, Inc. Class B † (SG) (SB) (SC)	132,200	4,366,566	109,800	3,626,694	38,800	1,281,564
Deutsche Lufthansa AG (Germany)	14,874	428,082	11,271	324,386	3,096	89,105
Double Hull Tankers, Inc. (Jersey) (SG) (SB)	15,500	230,795	11,600	172,724	4,100	61,049
ExpressJet Holdings, Inc. † (SB)	212,750	657,398	182,241	563,125	64,377	198,925
Horizon Lines, Inc. Class A (SG)	33,800	1,031,914	27,836	849,833	3,400	103,802
Hornbeck Offshore Services, Inc. †	12,600	462,420	9,400	344,980	3,300	121,110
HUB Group, Inc. Class A †	41,800	1,255,254	30,172	906,065	—	—
National Express Group PLC (United Kingdom)	57,427	1,452,853	42,865	1,084,447	12,159	307,612
Neptune Orient Lines, Ltd. (Singapore)	494,000	1,761,907	392,000	1,398,112	113,000	403,027
Northwest Airlines Corp. †	26,600	473,480	19,000	338,200	—	—
Orient Overseas International, Ltd. (Hong Kong)	57,000	542,652	—	—	—	—
Overseas Shipholding Group	63,400	4,871,022	50,800	3,902,964	14,000	1,075,620
Republic Airways Holdings, Inc. †	80,500	1,704,185	69,000	1,460,730	24,400	516,548
Singapore Airlines, Ltd. (Singapore)	88,670	1,107,762	71,870	897,878	21,470	268,227
SkyWest, Inc.	88,300	2,222,511	69,800	1,756,866	24,700	621,699
UAL Corp. † (SG) (SB)	119,400	5,555,682	99,000	4,606,470	34,300	1,595,979
Yang Ming Marine Transport (Taiwan)	1,982,713	1,591,069	—	—	—	—

		50,275,687		35,470,127		10,315,246

Utilities & Power		2.5%		1.9%		1.3%

Alliant Energy Corp.	49,300	1,889,176	39,300	1,505,976	13,900	532,648
Black Hills Corp.	2,800	114,856	4,200	172,284	1,500	61,530
Centrica PLC (United Kingdom)	44,288	344,649	—	—	—	—
CEZ AS (Czech Republic)	22,861	1,407,327	—	—	—	—
China Resources Power Holdings Co. (Hong Kong)	300,000	922,694	—	—	—	—
Companhia Energetica de Minas Gerais
ADR (Brazil) (SG)	89,778	1,914,965	—	—	—	—
Constellation Energy Group, Inc.	27,600	2,367,804	22,800	1,956,012	7,700	660,583
E.On AG (Germany)	13,346	2,469,168	9,920	1,835,318	2,725	504,157
Edison International	141,470	7,844,512	115,715	6,416,397	40,300	2,234,635
Electric Power Development Co. (Japan)	92,600	3,603,441	69,000	2,685,070	18,700	727,693
Enel SpA (Italy)	51,979	588,901	—	—	—	—
Energen Corp. (SG) #	116,480	6,653,338	93,100	5,317,872	27,306	1,559,719
Energias de Portugal (EDP) SA (Portugal)	241,105	1,410,534	194,306	1,136,746	55,167	322,743
First Philippine Holdings Corp. (Philippines)	602,510	1,040,934	—	—	—	—
FirstEnergy Corp.	31,700	2,007,878	26,600	1,684,844	8,900	563,726
Kelda Group PLC (United Kingdom)	59,906	1,056,120	45,392	800,244	12,467	219,789
Mirant Corp. †	8,700	353,916	6,500	264,420	2,300	93,564
National Grid PLC (United Kingdom)	65,991	1,058,124	53,429	856,700	14,518	232,787
Northwest Natural Gas Co.	44,700	2,042,790	34,900	1,594,930	8,200	374,740
OGE Energy Corp.	18,100	599,110	16,300	539,530	5,800	191,980
Osaka Gas Co., Ltd. (Japan)	836,000	2,933,170	622,000	2,182,335	167,000	585,932
PG&E Corp. (SB)	190,900	9,125,020	154,900	7,404,220	54,700	2,614,660
Portland General Electric Co. (SG)	47,200	1,312,160	38,600	1,073,080	13,600	378,080
Public Service Enterprise Group, Inc.	5,400	475,146	4,100	360,759	1,400	123,186
RWE AG (Germany)	21,150	2,661,782	10,276	1,293,261	2,752	346,346
Scottish and Southern Energy PLC (United Kingdom)	21,832	674,674	—	—	—	—
Suez SA (France)	6,260	368,908	—	—	—	—
Tenaga Nasional Berhad (Malaysia)	582,000	1,611,317	—	—	—	—
Tokyo Electric Power Co. (Japan)	128,700	3,247,752	95,600	2,412,471	26,300	663,682
Vector, Ltd. (New Zealand)	251,632	467,080	203,728	378,160	60,761	112,785
Veolia Environnement (France)	47,735	4,113,348	35,525	3,061,207	9,542	822,239

COMMON STOCKS*		Growth 78.1%		Balanced 62.3%		Conservative 37.9%
		Shares	Value	Shares	Value	Shares	Value

Utilities & Power continued

Westar Energy, Inc.		45,200	$1,110,112	33,000	$810,480	3,800	$93,328
WGL Holdings, Inc.		21,600	732,024	16,200	549,018	5,700	193,173

			68,522,730		46,291,334		14,213,705

Total common stocks (cost $1,729,638,132,
$1,183,522,440 and $327,531,057)			$2,118,137,385		$1,480,488,551		$416,435,858

CORPORATE BONDS AND NOTES*		Growth 3.3%		Balanced 6.8%		Conservative 9.6%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Basic Materials			0.3%		0.4%		0.5%

Abitibi-Consolidated, Inc. debs. 8.85s,
2030 (Canada)		$45,000	$31,050	$55,000	$37,950	$30,000	$20,700
AK Steel Corp. company guaranty 7 3/4s, 2012		300,000	303,750	365,000	369,563	190,000	192,375
Aleris International, Inc. company
guaranty 10s, 2016		200,000	177,000	205,000	181,425	100,000	88,500
Aleris International, Inc. company
guaranty 9s, 2014 ‡‡		185,000	171,125	190,000	175,750	85,000	78,625
Algoma Acquisition Corp. 144A unsec.
notes 9 7/8s, 2015 (Canada)		110,000	97,900	105,000	93,450	50,000	44,500
ARCO Chemical Co. debs. 10 1/4s, 2010		185,000	197,950	130,000	139,100	85,000	90,950
Builders FirstSource, Inc. company
guaranty FRN 9.808s, 2012		265,000	255,063	250,000	240,625	120,000	115,500
Clondalkin Acquisition BV 144A sec. FRN
7.694s, 2013 (Netherlands)		75,000	72,000	75,000	72,000	75,000	72,000
Clondalkin Industries BV 144A
sr. notes 8s, 2014 (Netherlands)	EUR	45,000	63,504	45,000	63,504	25,000	35,280
Compass Minerals International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		$160,000	165,600	$165,000	170,775	$50,000	51,750
Domtar, Inc. notes 7 7/8s, 2011 (Canada)		230,000	236,325	205,000	210,638	95,000	97,613
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s, 2009		—	—	270,000	265,339	320,000	314,476
Equistar Chemicals, LP/Equistar Funding Corp.
company guaranty 10 1/8s, 2008		53,000	54,988	52,000	53,950	—	—
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. bonds 8 3/8s, 2017		600,000	655,500	580,000	633,650	270,000	294,975
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. FRN 8.564s, 2015		115,000	119,456	110,000	114,263	50,000	51,938
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		300,000	323,250	295,000	317,863	135,000	145,463
Georgia-Pacific Corp. debs. 9 1/2s, 2011		170,000	179,350	350,000	369,250	262,000	276,410
Georgia-Pacific Corp. notes 8 1/8s, 2011		—	—	140,000	142,100	140,000	142,100
Georgia-Pacific Corp. sr. notes 8s, 2024		175,000	170,625	195,000	190,125	90,000	87,750
Gerdau Ameristeel Corp. sr. notes 10 3/8s,
2011 (Canada)		280,000	294,000	270,000	283,500	130,000	136,500
Hercules, Inc. company guaranty 6 3/4s, 2029		60,000	59,550	60,000	59,550	30,000	29,775
Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance ULC company
guaranty 9 3/4s, 2014		350,000	385,000	325,000	357,500	150,000	165,000
Huntsman, LLC company guaranty 11 5/8s, 2010		1,000	1,060	1,000	1,060	—	—
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		55,000	55,138	25,000	25,063	30,000	30,075
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014		—	—	100,000	96,559	95,000	91,731
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		515,000	580,663	460,000	518,650	215,000	242,413

CORPORATE BONDS AND NOTES*		Growth 3.3%		Balanced 6.8%		Conservative 9.6%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Basic Materials continued

Lyondell Chemical Co. company
guaranty 8s, 2014		$150,000	$165,000	$165,000	$181,500	$80,000	$88,000
MacDermid, Inc. 144A
sr. sub. notes 9 1/2s, 2017		310,000	299,150	295,000	284,675	135,000	130,275
Metals USA, Inc. sec. notes 11 1/8s, 2015		185,000	197,025	220,000	234,300	110,000	117,150
Momentive Performance Materials, Inc.
144A sr. notes 9 3/4s, 2014		460,000	455,400	470,000	465,300	230,000	227,700
Mosaic Co. (The) 144A sr. notes 7 5/8s, 2016		110,000	117,288	105,000	111,956	50,000	53,313
Mosaic Co. (The) 144A sr. notes 7 3/8s, 2014		110,000	115,500	110,000	115,500	50,000	52,500
NewPage Corp. company guaranty 10s, 2012		85,000	89,463	105,000	110,513	50,000	52,625
NewPage Holding Corp. sr. notes FRN
12.36s, 2013 ‡‡		80,606	78,994	75,917	74,399	37,803	37,047
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		75,000	58,500	87,000	67,860	45,000	35,100
Novelis, Inc. company guaranty 7 1/4s, 2015		345,000	332,925	353,000	340,645	140,000	135,100
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)		—	—	215,000	196,182	220,000	200,744
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	210,000	294,855	220,000	308,895	135,000	189,549
Smurfit-Stone Container
Enterprises, Inc. sr. unsec. 8s, 2017		$180,000	176,850	$175,000	171,938	$85,000	83,513
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015		470,000	453,550	796,000	768,140	521,000	502,765
Stone Container Corp. sr. notes 8 3/8s, 2012		35,000	35,000	50,000	50,000	—	—
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)		45,000	42,975	45,000	42,975	20,000	19,100
Tube City IMS Corp. company
guaranty 9 3/4s, 2015		190,000	185,725	190,000	185,725	90,000	87,975
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012		18,000	18,765	18,000	18,765	9,000	9,383
Westvaco Corp. unsec. notes 7 1/2s, 2027		—	—	55,000	58,134	50,000	52,849
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. A, 5s, 2011 ‡‡		—	—	—	—	618	477
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. B, 6s, 2010 ‡‡		—	—	—	—	435	336
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)		—	—	180,000	178,994	195,000	193,910

			7,766,812		9,149,598		5,165,810

Capital Goods			0.3%		0.3%		0.4%

Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		355,000	351,450	330,000	326,700	150,000	148,500
Allied Waste North America, Inc.
company guaranty 6 7/8s, 2017		385,000	386,925	380,000	381,900	175,000	175,875
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011		10,000	9,825	120,000	117,900	55,000	54,038
American Railcar Industries, Inc.
sr. unsec. 7 1/2s, 2014		95,000	94,525	95,000	94,525	45,000	44,775
Baldor Electric Co. company
guaranty 8 5/8s, 2017		415,000	435,750	380,000	399,000	175,000	183,750
Berry Plastics Holding Corp. company
guaranty 10 1/4s, 2016		90,000	88,200	120,000	117,600	70,000	68,600
Berry Plastics Holding Corp. sec.
notes 8 7/8s, 2014		310,000	316,975	285,000	291,413	135,000	138,038
Blount, Inc. sr. sub. notes 8 7/8s, 2012		115,000	116,869	155,000	157,519	70,000	71,138
Bombardier, Inc. 144A sr. notes 8s,
2014 (Canada)		255,000	267,113	245,000	256,638	75,000	78,563

CORPORATE BONDS AND NOTES*		Growth 3.3%		Balanced 6.8%		Conservative 9.6%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Capital Goods continued

Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 5.85s, 2017		$—	$—	$300,000	$302,732	$335,000	$338,051
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		185,000	189,856	235,000	241,169	115,000	118,019
General Cable Corp. company
guaranty 7 1/8s, 2017		190,000	186,200	175,000	171,500	80,000	78,400
General Cable Corp. company
guaranty FRN 7.735s, 2015		85,000	82,450	80,000	77,600	35,000	33,950
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		190,000	189,525	220,000	219,450	115,000	114,713
Hawker Beechcraft Acquisition Co., LLC
144A sr. notes 8 7/8s, 2015 ‡‡		285,000	287,138	260,000	261,950	120,000	120,900
Hawker Beechcraft Acquisition Co., LLC
144A sr. notes 8 1/2s, 2015		225,000	230,063	220,000	224,950	100,000	102,250
Hawker Beechcraft Acquisition Co., LLC
144A sr. sub. notes 9 3/4s, 2017		45,000	46,013	45,000	46,013	20,000	20,450
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		190,000	187,625	195,000	192,563	95,000	93,813
L-3 Communications Corp. company
guaranty 7 5/8s, 2012		290,000	296,525	388,000	396,730	181,000	185,073
L-3 Communications Corp. company
guaranty 6 1/8s, 2013		205,000	201,413	125,000	122,813	75,000	73,688
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		170,000	167,025	355,000	348,788	230,000	225,975
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		—	—	95,000	91,200	110,000	105,600
Legrand SA debs. 8 1/2s, 2025 (France)		540,000	631,800	725,000	848,250	450,000	526,500
Manitowoc Co., Inc. (The)
sr. notes 7 1/8s, 2013		290,000	288,550	275,000	273,625	125,000	124,375
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		240,000	225,600	265,000	249,100	130,000	122,200
Mueller Water Products, Inc. company
guaranty 7 3/8s, 2017		120,000	115,200	115,000	110,400	55,000	52,800
Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	220,000	306,855	100,000	139,479	100,000	139,479
Owens-Brockway Glass Container, Inc.
sr. sec. notes 8 3/4s, 2012		$120,000	125,550	$ 240,000	251,100	$130,000	136,013
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		625,000	646,875	560,000	579,600	265,000	274,275
TD Funding Corp. company
guaranty 7 3/4s, 2014		355,000	358,550	330,000	333,300	150,000	151,500
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012		195,000	209,625	215,000	231,125	105,000	112,875
Titan International, Inc. company
guaranty 8s, 2012		260,000	259,350	255,000	254,363	125,000	124,688
WCA Waste Corp. company
guaranty 9 1/4s, 2014		125,000	128,750	120,000	123,600	55,000	56,650

			7,428,170		8,234,595		4,395,514

Communication Services			0.3%		0.6%		1.0%

American Tower Corp. 144A sr. notes 7s, 2017		175,000	175,656	620,000	622,325	465,000	466,744
Ameritech Capital Funding company
guaranty 6 1/4s, 2009		—	—	450,000	459,000	295,000	300,900
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031		—	—	253,000	320,310	264,000	334,237
BCM Ireland Finance, Ltd. 144A FRN
9.506s, 2016 (Cayman Islands)	EUR	90,000	129,808	105,000	151,443	50,000	72,116
Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030		$—	—	$1,170,000	$1,352,369	$1,020,000	1,178,988

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication Services continued

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013	$100,000	$106,000	$155,000	$164,300	$—	$—
Centennial Communications Corp.
sr. notes 10s, 2013	260,000	274,950	255,000	269,663	115,000	121,613
Cincinnati Bell, Inc. company
guaranty 7 1/4s, 2013	300,000	302,250	425,000	428,188	180,000	181,350
Citizens Communications Co.
notes 9 1/4s, 2011	340,000	368,900	480,000	520,800	225,000	244,125
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	135,000	137,025	150,000	152,250	75,000	76,125
Digicel Group, Ltd. 144A
sr. notes 8 7/8s, 2015 (Bermuda)	205,000	192,700	205,000	192,700	100,000	94,000
Digicel, Ltd. 144A sr. notes 9 1/4s,
2012 (Jamaica)	220,000	226,050	180,000	184,950	100,000	102,750
Dobson Communications Corp.
sr. notes 8 7/8s, 2013	270,000	286,200	345,000	365,700	170,000	180,200
France Telecom notes 8 1/2s, 2031 (France)	—	—	20,000	25,706	—	—
Inmarsat Finance PLC company guaranty
stepped-coupon zero % (10 3/8s, 11/15/08),
2012 (United Kingdom) ††	299,000	286,293	241,000	230,758	111,000	106,283
Intelsat Bermuda, Ltd. company
guaranty FRN 8.886s, 2015 (Bermuda)	155,000	156,550	140,000	141,400	60,000	60,600
Intelsat Bermuda, Ltd. sr. unsec.
11 1/4s, 2016 (Bermuda)	510,000	541,875	530,000	563,125	250,000	265,625
Intelsat Intermediate Holding Co., Ltd.
company guaranty stepped-coupon zero %
(9 1/4s, 2/1/10), 2015 (Bermuda) ††	95,000	78,138	75,000	61,688	30,000	24,675
iPCS, Inc. 144A sec. FRN 7.481s, 2013	105,000	101,850	100,000	97,000	45,000	43,650
Level 3 Financing, Inc. company
guaranty 12 1/4s, 2013	130,000	143,325	125,000	137,813	60,000	66,150
Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	305,000	300,425	295,000	290,575	140,000	137,900
Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	150,000	144,750	150,000	144,750	70,000	67,550
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	185,000	188,700	200,000	204,000	100,000	102,000
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	70,000	71,400	65,000	66,300	30,000	30,600
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	—	—	135,000	135,540	140,000	140,560
Nextel Communications, Inc.
sr. notes Ser. F, 5.95s, 2014	—	—	930,000	887,880	790,000	754,221
Nordic Telephone Co. Holdings ApS 144A
sr. notes 8 7/8s, 2016 (Denmark)	210,000	221,550	205,000	216,275	75,000	79,125
PAETEC Holding Corp. 144A
sr. notes 9 1/2s, 2015	115,000	115,000	105,000	105,000	50,000	50,000
PanAmSat Corp. company guaranty 9s, 2014	115,000	118,450	105,000	108,150	50,000	51,500
Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	355,000	359,438	225,000	227,813	105,000	106,313
Qwest Corp. debs. 7 1/4s, 2025	85,000	83,513	115,000	112,988	55,000	54,038
Qwest Corp. notes 8 7/8s, 2012	715,000	780,244	740,000	807,525	345,000	376,481
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	—	—	235,000	237,391	200,000	202,035
Rural Cellular Corp. sr. notes 9 7/8s, 2010	105,000	109,725	60,000	62,700	25,000	26,125
Rural Cellular Corp. 144A
sr. sub. notes FRN 8.621s, 2013	150,000	153,750	140,000	143,500	65,000	66,625
Southwestern Bell Telephone debs. 7s, 2027	—	—	—	—	110,000	112,355

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication Services continued

Sprint Capital Corp. company
guaranty 6.9s, 2019	$—	$—	$175,000	$175,692	$115,000	$115,455
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	—	—	435,000	419,818	475,000	458,422
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	65,000	62,075	85,000	81,175	40,000	38,200
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	—	—	110,000	116,249	105,000	110,965
Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Luxembourg)	—	—	215,000	204,106	240,000	227,839
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	—	—	140,000	135,870	110,000	106,755
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	—	—	5,000	4,867	50,000	48,673
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	—	—	200,000	214,319	225,000	241,109
Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	—	—	75,000	77,168	75,000	77,168
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	—	—	310,000	313,167	180,000	181,839
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	—	—	125,000	149,403	120,000	143,427
Telus Corp. notes 8s, 2011 (Canada)	—	—	260,000	281,377	280,000	303,021
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	160,000	166,000	175,000	181,563	85,000	88,188
Verizon Communications, Inc. sr. unsec.
5.55s, 2016	—	—	1,230,000	1,217,844	780,000	772,291
Verizon Communications, Inc. sr. unsec.
bonds 5 1/2s, 2017	—	—	365,000	357,636	315,000	308,645
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	—	—	245,000	253,873	365,000	378,219
Verizon New Jersey, Inc. debs. 8s, 2022	—	—	160,000	182,643	165,000	188,350
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	—	—	210,000	250,809	225,000	268,724
Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	—	—	—	—	95,000	90,452
West Corp. company guaranty 11s, 2016	75,000	78,750	70,000	73,500	35,000	36,750
West Corp. company guaranty 9 1/2s, 2014	145,000	149,713	140,000	144,550	65,000	67,113
Windstream Corp. company
guaranty 8 5/8s, 2016	355,000	378,519	340,000	362,525	155,000	165,269
Windstream Corp. company
guaranty 8 1/8s, 2013	160,000	168,400	160,000	168,400	80,000	84,200

		7,157,972		15,558,429		10,778,633

Conglomerates		—%		—%		—%

Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	—	—	155,000	156,310	160,000	161,352

Consumer Cyclicals		0.5%		0.8%		1.0%

American Media, Inc. company
guaranty 8 7/8s, 2011	45,000	39,375	55,000	48,125	30,000	26,250
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	155,000	137,950	195,000	173,550	100,000	89,000
Aramark Corp. company guaranty 8 1/2s, 2015	275,000	280,500	270,000	275,400	125,000	127,500
ArvinMeritor, Inc. sr. unsec.
notes 8 1/8s, 2015	110,000	106,700	120,000	116,400	60,000	58,200
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	180,000	182,700	215,000	218,225	110,000	111,650
Autonation, Inc. company guaranty 7s, 2014	30,000	28,650	35,000	33,425	20,000	19,100

	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
Consumer Cyclicals continued

Autonation, Inc. company guaranty FRN
7.248s, 2013	$50,000	$47,750	$55,000	$52,525	$30,000	$28,650
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	160,000	149,600	200,000	187,000	100,000	93,500
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	370,000	380,175	350,000	359,625	160,000	164,400
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	160,000	154,800	195,000	188,663	105,000	101,588
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	391,391	383,563	384,071	376,390	139,145	136,362
Cenveo Corp., sr. sub. notes 7 7/8s, 2013	70,000	63,700	82,000	74,620	43,000	39,130
Corrections Corporation of America
sr. notes 7 1/2s, 2011	125,000	125,938	160,000	161,200	85,000	85,638
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	—	—	115,000	111,458	130,000	125,996
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	—	—	140,000	125,427	365,000	327,007
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010	—	—	590,000	630,300	440,000	470,054
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	—	—	—	—	35,000	36,255
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	—	—	35,000	36,197	50,000	51,710
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	—	—	245,000	247,278	445,000	449,138
Dana Corp. notes 5.85s, 2015	225,000	181,125	245,000	197,225	120,000	96,600
Dex Media, Inc. notes 8s, 2013	60,000	60,450	65,000	65,488	30,000	30,225
Ford Motor Co. notes 7.45s, 2031	170,000	133,450	195,000	153,075	95,000	74,575
Ford Motor Credit Corp. notes 7 7/8s, 2010	640,000	625,615	650,000	635,391	280,000	273,707
Ford Motor Credit Corp. notes 7.8s, 2012	110,000	104,643	—	—	100,000	95,130
Ford Motor Credit Corp. notes 7 3/8s, 2009	85,000	83,347	105,000	102,958	50,000	49,028
Ford Motor Credit Corp. notes 6 3/8s, 2008	—	—	215,000	209,919	235,000	229,446
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011	1,330,000	1,349,981	1,090,000	1,106,375	445,000	451,685
Ford Motor Credit Corp. sr. unsec.
9 3/4s, 2010	145,000	147,927	179,000	182,613	—	—
General Motors Corp. debs. 9.4s, 2021	60,000	57,000	55,000	52,250	25,000	23,750
General Motors Corp. notes 7.2s, 2011	990,000	945,450	975,000	931,125	450,000	429,750
Goodman Global Holding Co., Inc.
sr. notes FRN Ser. B, 8.36s, 2012	280,000	277,200	250,000	247,500	120,000	118,800
Goodyear Tire & Rubber Co. (The)
notes 7.857s, 2011	—	—	4,000	4,060	—	—
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	3,000	3,203	1,000	1,068	—	—
Hanesbrands, Inc. company guaranty FRN
Ser. B, 8.784s, 2014	230,000	228,850	220,000	218,900	100,000	99,500
Hilton Hotels Corp. notes 7 5/8s, 2012	175,000	199,106	160,000	182,040	75,000	85,331
Host Marriott, LP sr. notes Ser. M, 7s, 2012 (R)	320,000	322,400	450,000	453,375	210,000	211,575
iPayment, Inc. company guaranty 9 3/4s, 2014	65,000	62,075	75,000	71,625	35,000	33,425
JC Penney Co., Inc. debs. 7.65s, 2016	—	—	25,000	27,210	25,000	27,210
JC Penney Co., Inc. notes 6 7/8s, 2015	—	—	195,000	202,226	210,000	217,782
JC Penney Co., Inc. sr. notes 6 3/8s, 2036	—	—	162,000	151,581	150,000	140,352
Jostens IH Corp. company guaranty 7 5/8s, 2012	160,000	162,800	220,000	223,850	105,000	106,838
K. Hovnanian Enterprises, Inc. company
guaranty 8 7/8s, 2012	70,000	52,500	80,000	60,000	40,000	30,000
Lamar Media Corp. company
guaranty 7 1/4s, 2013	185,000	185,925	260,000	261,300	120,000	120,600
Lamar Media Corp. company
guaranty Ser. B, 6 5/8s, 2015	70,000	67,550	80,000	77,200	40,000	38,600
Levi Strauss & Co. sr. notes 9 3/4s, 2015	290,000	304,500	275,000	288,750	125,000	131,250
Levi Strauss & Co. sr. notes 8 7/8s, 2016	115,000	118,450	145,000	149,350	75,000	77,250
Marriott International, Inc.
notes 6 3/8s, 2017	—	—	210,000	210,979	218,000	219,017

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
Consumer Cyclicals continued

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	$275,000	$216,906	$285,000	$224,794	$130,000	$102,538
Meritage Homes Corp. sr. notes 7s, 2014	30,000	24,000	15,000	12,000	5,000	4,000
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	85,000	88,825	95,000	99,275	50,000	52,250
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	315,000	309,881	436,000	428,915	216,000	212,490
Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	255,000	260,738	250,000	255,625	115,000	117,588
Mohegan Tribal Gaming Authority
sr. sub. notes 6 3/8s, 2009	90,000	89,550	130,000	129,350	59,000	58,705
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	465,000	495,225	505,000	537,825	250,000	266,250
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	210,000	129,150	230,000	141,450	110,000	67,650
Office Depot, Inc. notes 6 1/4s, 2013	—	—	119,000	119,951	128,000	129,023
Omnicom Group, Inc. sr. notes 5.9s, 2016	—	—	140,000	139,256	150,000	149,203
Park Place Entertainment Corp.
sr. notes 7s, 2013	265,000	276,263	260,000	271,050	120,000	125,100
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	250,000	253,125	240,000	243,000	110,000	111,375
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	240,000	227,100	225,000	212,906	105,000	99,356
Quebecor Media notes 7 3/4s, 2016 (Canada) ##	65,000	62,400	60,000	57,600	25,000	24,000
R.H. Donnelley Corp. sr. disc.
notes Ser. A-1, 6 7/8s, 2013	55,000	51,975	65,000	61,425	35,000	33,075
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	95,000	89,775	115,000	108,675	60,000	56,700
R.H. Donnelley Corp. sr. notes 8 7/8s, 2017	85,000	86,488	105,000	106,838	55,000	55,963
R.H. Donnelley Corp.
sr. notes Ser. A-3, 8 7/8s, 2016	75,000	76,406	95,000	96,781	50,000	50,938
R.H. Donnelley, Inc. company
guaranty 10 7/8s, 2012	125,000	133,125	119,000	126,735	17,000	18,105
Reader’s Digest Association, Inc. (The)
144A sr. sub. notes 9s, 2017	205,000	184,500	200,000	180,000	90,000	81,000
Scientific Games Corp. company
guaranty 6 1/4s, 2012	165,000	159,019	235,000	226,481	110,000	106,013
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	190,000	191,425	270,000	272,025	125,000	125,938
Standard Pacific Corp.
sr. notes 6 1/2s, 2008	170,000	151,300	185,000	164,650	95,000	84,550
Starwood Hotels & Resorts Worldwide, Inc.
sr. unsec. 6 1/4s, 2013	—	—	285,000	286,041	320,000	321,168
Station Casinos, Inc. sr. notes 6s, 2012	305,000	289,750	405,000	384,750	190,000	180,500
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	240,000	241,800	160,000	161,200	70,000	70,525
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	30,000	32,175	30,000	32,175	15,000	16,088
Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	320,000	319,200	295,000	294,263	140,000	139,650
THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes 8 1/2s, 2014	525,000	455,438	435,000	377,363	190,000	164,825
Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015	500,000	416,250	550,000	457,875	255,000	212,288
UCI Holdco, Inc. 144A sr. notes FRN
12.694s, 2013 ‡‡	249,330	236,864	249,330	236,864	116,707	110,872
United Auto Group, Inc. company
guaranty 7 3/4s, 2016	195,000	186,713	200,000	191,500	100,000	95,750

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer Cyclicals continued

United Components, Inc. sr. sub. notes
9 3/8s, 2013	$80,000	$81,200	$70,000	$71,050	$35,000	$35,525
Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009	550,000	532,125	565,000	546,638	265,000	256,388
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	60,000	44,400	35,000	25,900	15,000	11,100
Wimar Opco, LLC 144A
sr. sub. notes 9 5/8s, 2014	570,000	441,750	585,000	453,375	290,000	224,750
Wyndham Worldwide Corp. sr. unsec. 6s, 2016	—	—	210,000	203,377	215,000	208,219
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	270,000	264,600	380,000	372,400	175,000	171,500
Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	185,000	179,450	170,000	164,900	80,000	77,600

		15,033,839		18,359,519		10,381,112

Consumer Staples		0.4%		0.9%		1.2%

Adelphia Communications Corp. escrow
bonds zero %, 2010	200,000	32,000	270,000	43,200	125,000	20,000
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	175,000	183,750	175,000	183,750	85,000	89,250
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	315,000	332,325	300,000	316,500	135,000	142,425
Affinity Group, Inc. sr. sub. notes 9s, 2012	175,000	178,500	250,000	255,000	115,000	117,300
AMC Entertainment, Inc. company
guaranty 11s, 2016	205,000	218,325	275,000	292,875	119,000	126,735
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	115,000	109,538	165,000	157,163	64,000	60,960
Avis Budget Car Rental, LLC company
guaranty 7 3/4s, 2016	120,000	117,600	145,000	142,100	75,000	73,500
Avis Budget Car Rental, LLC company
guaranty 7 5/8s, 2014	95,000	93,338	105,000	103,163	55,000	54,038
Buffets, Inc. company guaranty 12 1/2s, 2014	260,000	182,000	275,000	192,500	135,000	94,500
Campbell Soup Co. debs. 8 7/8s, 2021	—	—	300,000	381,578	255,000	324,342
CCH, LLC/Capital Corp. sr. unsec.
notes 10 1/4s, 2010	275,000	281,188	265,000	270,963	210,000	214,725
CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	25,000	23,375	15,000	14,025	5,000	4,675
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	595,000	602,438	660,000	668,250	124,000	125,550
CCH II, LLC/Capital Corp. sr. unsec.
notes Ser. B, 10 1/4s, 2010	670,000	696,800	615,000	639,600	380,000	395,200
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015	25,000	22,500	30,000	27,000	15,000	13,500
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	150,000	129,000	170,000	146,200	85,000	73,100
Church & Dwight Co., Inc. company
guaranty 6s, 2012	130,000	125,125	180,000	173,250	85,000	81,813
Cinemark, Inc. sr. disc. notes stepped-coupon
zero % (9 3/4s, 3/15/09), 2014 ††	405,000	382,725	380,000	359,100	175,000	165,375
Cox Communications, Inc. notes 7 1/8s, 2012	—	—	310,000	328,545	390,000	413,331
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	—	—	355,000	347,510	335,000	327,932
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	—	—	225,000	240,726	110,000	117,688
CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009	405,000	412,088	570,000	579,975	265,000	269,638
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	130,000	125,125	50,000	48,125	20,000	19,250
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	125,000	125,313	50,000	50,125	20,000	20,050
CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	—	—	760,000	738,620	715,000	694,886

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer Staples continued

CVS Caremark Corp. 144A pass-through
certificates 6.117s, 2013	$—	$—	$337,763	$339,654	$301,574	$303,263
Dean Foods Co. company guaranty 7s, 2016	105,000	99,750	125,000	118,750	60,000	57,000
Del Monte Corp. company guaranty 6 3/4s, 2015	230,000	220,800	320,000	307,200	150,000	144,000
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	35,000	35,525	45,000	45,675	20,000	20,300
Delhaize Group 144A notes 6 1/2s, 2017 (Belgium)	—	—	200,000	207,574	170,000	176,438
Diageo PLC company guaranty 8s, 2022	—	—	165,000	195,306	135,000	159,796
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	290,000	275,138	395,000	374,756	90,000	85,388
Dole Food Co. company guaranty 7 1/4s, 2010	85,000	80,325	83,000	78,435	—	—
Dole Food Co. sr. notes 8 5/8s, 2009	98,000	98,245	197,000	197,493	88,000	88,220
Echostar DBS Corp. company guaranty 7s, 2013	150,000	153,375	165,000	168,713	85,000	86,913
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	55,000	55,275	10,000	10,050	—	—
Echostar DBS Corp. sr. notes 6 3/8s, 2011	650,000	653,250	655,000	658,275	295,000	296,475
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	210,000	206,850	275,000	270,875	130,000	128,050
Estee Lauder Cos., Inc. (The) sr. unsec. 6s, 2037	—	—	360,000	348,368	310,000	299,984
Estee Lauder Cos., Inc. (The) sr. unsec. 5.55s, 2017	—	—	95,000	93,398	80,000	78,651
General Mills, Inc. sr. unsub. 5.65s, 2012	—	—	290,000	292,582	325,000	327,893
Hertz Corp. company guaranty 8 7/8s, 2014	335,000	345,050	360,000	370,800	180,000	185,400
Idearc, Inc. company guaranty 8s, 2016	550,000	548,625	590,000	588,525	285,000	284,288
Insight Midwest, LP/Insight
Capital, Inc. sr. notes 9 3/4s, 2009	—	—	—	—	52,000	52,065
Interpublic Group of Companies, Inc.
notes 6 1/4s, 2014	155,000	138,725	190,000	170,050	100,000	89,500
Ion Media Networks, Inc. 144A sr. sec.
notes 11.61s, 2013	70,000	71,400	90,000	91,800	45,000	45,900
Ion Media Networks, Inc. 144A sr. sec.
notes 8.61s, 2012	90,000	89,550	110,000	109,450	60,000	59,700
Jarden Corp. company guaranty 7 1/2s, 2017	200,000	193,500	200,000	193,500	90,000	87,075
Kroger Co. company guaranty 6 3/4s, 2012	—	—	—	—	150,000	157,736
Kroger Co. company guaranty 6.4s, 2017	—	—	215,000	219,230	100,000	101,968
Liberty Media Corp. debs. 8 1/4s, 2030	195,000	191,100	245,000	240,100	120,000	117,600
News America Holdings, Inc. company
guaranty 7 3/4s, 2024	—	—	350,000	383,331	300,000	328,570
News America Holdings, Inc.
debs. 7 3/4s, 2045	—	—	620,000	686,385	505,000	559,071
Nielsen Finance, LLC/Nielsen
Finance Co. company guaranty 10s, 2014	195,000	206,213	190,000	200,925	90,000	95,175
Nielsen Finance, LLC/Nielsen Finance Co.
company guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	130,000	91,000	125,000	87,500	60,000	42,000
NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)	—	—	100,000	103,750	—	—
OSI Restaurant Partners, Inc. 144A
sr. notes 10s, 2015	115,000	101,775	110,000	97,350	50,000	44,250
Pilgrim’s Pride Corp. sr. unsec.
7 5/8s, 2015	38,000	38,950	40,000	41,000	17,000	17,425
Pinnacle Foods Finance, LLC 144A
sr. notes 9 1/4s, 2015	125,000	119,063	115,000	109,538	55,000	52,388
Pinnacle Foods Finance, LLC 144A
sr. sub. notes 10 5/8s, 2017	130,000	121,875	125,000	117,188	60,000	56,250
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	95,000	98,206	135,000	139,556	65,000	67,194
Playtex Products, Inc. company
guaranty 8s, 2011	70,000	73,675	80,000	84,200	40,000	42,100

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer Staples continued

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	$150,000	$151,500	$210,000	$212,100	$100,000	$101,000
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	305,000	316,438	310,000	321,625	150,000	155,625
Rental Services Corp. company
guaranty 9 1/2s, 2014	240,000	229,200	230,000	219,650	105,000	100,275
Reynolds American, Inc. company
guaranty 7 1/4s, 2013	260,000	274,484	285,000	300,877	140,000	147,799
Rite Aid Corp. company guaranty 9 3/8s, 2015	255,000	237,150	235,000	218,550	110,000	102,300
Rite Aid Corp. sec. notes 7 1/2s, 2017	245,000	230,606	225,000	211,781	105,000	98,831
Sinclair Broadcast Group, Inc. company
guaranty 8s, 2012	37,000	37,833	36,000	36,810	—	—
Sirius Satellite Radio, Inc. sr. unsec.
notes 9 5/8s, 2013	140,000	138,950	180,000	178,650	90,000	89,325
Spectrum Brands, Inc. company
guaranty 11 1/2s, 2013 ‡‡	140,000	124,600	145,000	129,050	65,000	57,850
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	260,000	200,200	300,000	231,000	150,000	115,500
Supervalu, Inc. sr. notes 7 1/2s, 2014	215,000	218,763	210,000	213,675	95,000	96,663
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	—	—	1,140,000	1,255,860	830,000	914,355
TCI Communications, Inc. debs. 9.8s, 2012	—	—	65,000	75,234	50,000	57,873
TCI Communications, Inc. debs. 7 7/8s, 2013	—	—	530,000	580,033	660,000	722,305
Time Warner, Inc. debs. 9.15s, 2023	—	—	25,000	30,487	105,000	128,044
Time Warner, Inc. debs. 9 1/8s, 2013	—	—	705,000	808,224	555,000	636,261
Time Warner Cable, Inc. 144A sr. unsec.
6.55s, 2037	—	—	505,000	494,566	390,000	381,942
Time Warner Cable, Inc. 144A sr. unsec.
5.85s, 2017	—	—	270,000	262,877	215,000	209,328
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	—	—	—	—	25,000	28,943
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	410,000	418,200	400,000	408,000	155,000	158,100
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	140,000	141,050	200,000	201,500	95,000	95,713
Univision Communications, Inc. 144A
sr. notes 9 3/4s, 2015 ‡‡	165,000	160,875	150,000	146,250	75,000	73,125
Viacom, Inc. sr. notes 5 3/4s, 2011	—	—	130,000	131,258	140,000	141,354
Young Broadcasting, Inc. company
guaranty 10s, 2011	180,000	166,050	170,000	156,825	79,000	72,878

		11,726,192		21,266,007		13,463,178

Electronics		—%		—%		—%

Tyco Electronics Group S sr. unsec. 6s,
2012 (Luxembourg)	—	—	420,000	423,112	365,000	367,705

Energy		0.2%		0.5%		0.7%

Anadarko Petroleum Corp. sr. notes 6.45s, 2036	—	—	122,000	121,190	105,000	104,302
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	—	—	85,000	84,250	93,000	92,180
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	455,000	445,900	515,000	504,700	255,000	249,900
Chaparral Energy, Inc. 144A sr. notes 8 7/8s, 2017	290,000	271,875	275,000	257,813	125,000	117,188
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	383,000	394,011	—	—	—	—
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	—	—	515,000	529,163	250,000	256,875
Chesapeake Energy Corp. sr. notes 7s, 2014	—	—	200,000	201,250	—	—
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	—	—	225,000	235,125	230,000	240,350
Complete Production Services, Inc.
company guaranty 8s, 2016	290,000	286,738	300,000	296,625	150,000	148,313

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
Energy continued

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	$305,000	$294,325	$345,000	$332,925	$170,000	$164,050
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	125,000	120,313	175,000	168,438	80,000	77,000
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	230,000	235,750	220,000	225,500	105,000	107,625
Encore Acquisition Co.
sr. sub. notes 6s, 2015	290,000	261,725	402,000	362,805	184,000	166,060
Enterprise Products Operating, LP
company guaranty FRB 7.034s, 2068	—	—	270,000	247,329	125,000	114,504
Enterprise Products Operating, LP
company guaranty FRN 8.375s, 2066	—	—	460,000	472,766	485,000	498,460
EOG Resources, Inc. sr. unsec. 5 7/8s, 2017	—	—	235,000	234,921	205,000	204,931
Forest Oil Corp. sr. notes 8s, 2011	230,000	238,625	340,000	352,750	220,000	228,250
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	165,000	159,638	205,000	198,338	110,000	106,425
Hess Corp. bonds 7 7/8s, 2029	—	—	240,000	275,860	270,000	310,343
Hilcorp Energy I, LP/Hilcorp
Finance Co. 144A sr. notes 9s, 2016	70,000	71,400	80,000	81,600	40,000	40,800
Inergy, LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	285,000	275,025	380,000	366,700	190,000	183,350
Kerr-McGee Corp. sec. notes 6.95s, 2024	180,000	186,487	230,000	238,289	110,000	113,965
Marathon Oil Corp. unsub. bonds 6.6s, 2037	—	—	205,000	210,564	175,000	179,750
Marathon Oil Corp. unsub. notes 6s, 2017	—	—	80,000	80,321	70,000	70,281
Massey Energy Co. sr. notes 6 5/8s, 2010	230,000	224,825	230,000	224,825	105,000	102,638
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	—	—	80,000	80,145	70,000	70,127
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	—	—	145,000	142,463	155,000	152,288
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	245,000	240,713	230,000	225,975	105,000	103,163
Nexen, Inc. bonds 6.4s, 2037 (Canada)	—	—	445,000	432,431	380,000	369,267
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	180,000	174,600	245,000	237,650	115,000	111,550
OPTI Canada, Inc. 144A company
guaranty 8 1/4s, 2014 (Canada)	220,000	221,650	215,000	216,613	100,000	100,750
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	46,317	47,864	67,370	69,621	48,422	50,040
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	95,000	100,225	105,000	110,775	50,000	52,750
Peabody Energy Corp. sr. notes 5 7/8s, 2016	290,000	283,475	680,000	664,700	420,000	410,550
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	400,000	422,000	455,000	480,025	230,000	242,650
Plains Exploration & Production Co.
company guaranty 7s, 2017	245,000	229,075	230,000	215,050	105,000	98,175
Pogo Producing Co. sr. sub. notes 7 7/8s, 2013	85,000	87,975	95,000	98,325	50,000	51,750
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	145,000	145,725	190,000	190,950	90,000	90,450
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	—	—	290,000	302,280	260,000	271,009
Pride International, Inc. sr. notes 7 3/8s, 2014	195,000	199,875	275,000	281,875	130,000	133,250
Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	105,000	103,425	130,000	128,050	70,000	68,950
Sabine Pass LNG, LP sec. notes 7 1/2s, 2016	465,000	458,025	455,000	448,175	250,000	246,250
Stallion Oilfield Services/Stallion
Oilfield Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015	240,000	234,000	240,000	234,000	115,000	112,125
Sunoco, Inc. notes 4 7/8s, 2014	—	—	130,000	123,349	110,000	104,372

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy continued

Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	$155,000	$155,000	$165,000	$165,000	$85,000	$85,000
Tesoro Corp. 144A sr. notes 6 1/2s, 2017	—	—	360,000	358,200	305,000	303,475
Valero Energy Corp. sr. notes 6 1/8s, 2017	—	—	130,000	130,854	150,000	150,986
Valero Energy Corp. sr. unsec.
notes 7 1/2s, 2032	—	—	160,000	175,511	160,000	175,511
Weatherford International, Inc. 144A
company guaranty 6.8s, 2037	—	—	110,000	112,981	90,000	92,439
Weatherford International, Inc. 144A
company guaranty 6.35s, 2017	—	—	130,000	132,244	100,000	101,726
Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	—	—	205,000	201,828	205,000	201,828
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	—	—	95,000	91,722	105,000	101,377
Whiting Petroleum Corp. company
guaranty 7s, 2014	120,000	115,200	150,000	144,000	75,000	72,000

		6,685,464		12,498,839		8,001,348

Financial		0.2%		1.3%		2.4%

AGFC Capital Trust I company guaranty 6s, 2067	—	—	180,000	167,092	185,000	171,734
American Express Co. sr. unsec. notes 6.15s, 2017	—	—	220,000	222,013	265,000	267,425
American International Group, Inc. jr.
sub. bond 6 1/4s, 2037	—	—	705,000	665,199	600,000	566,127
Ameriprise Financial, Inc. jr. sub. FRN
7.518s, 2066	—	—	405,000	414,993	450,000	461,104
Amvescap PLC company guaranty 5 5/8s,
2012 (United Kingdom)	—	—	180,000	177,016	155,000	152,430
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	—	—	250,000	217,857	240,000	209,142
Bear Stearns Cos., Inc. (The)
sr. notes 6.4s, 2017	—	—	580,000	574,582	500,000	495,330
Block Financial Corp. notes 5 1/8s, 2014	—	—	155,000	141,538	155,000	141,538
Bosphorus Financial Services, Ltd. 144A
sec. sr. notes FRN 7.358s, 2012 (Cayman Islands)	200,000	198,010	529,000	523,736	602,000	596,010
Brandywine Operating Partnership, LP
sr. unsec. 5.7s, 2017 (R)	—	—	290,000	271,093	250,000	233,701
Camden Property Trust notes 5.7s, 2017 (R)	—	—	270,000	254,155	235,000	221,209
Capital One Capital III company
guaranty 7.686s, 2036	—	—	375,000	368,458	375,000	368,458
Chubb Corp. (The) sr. notes 6s, 2037	—	—	5,000	4,805	85,000	81,691
CIT Group, Inc. jr. sub. FRN 6.1s, 2067	—	—	1,120,000	929,925	965,000	801,230
CIT Group, Inc. sr. notes 5.4s, 2013	—	—	60,000	56,269	50,000	46,891
CIT Group, Inc. sr. notes 5s, 2014	—	—	435,000	392,782	410,000	370,208
Citigroup, Inc. sub. notes 5s, 2014	—	—	126,000	121,454	215,000	207,242
CNA Financial Corp. unsec.
notes 6 1/2s, 2016	—	—	165,000	167,431	175,000	177,578
CNA Financial Corp. unsec. notes 6s, 2011	—	—	165,000	166,804	170,000	171,859
Colonial Properties Trust notes 6 1/4s, 2014 (R)	—	—	170,000	169,706	185,000	184,680
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	—	—	230,000	197,800	180,000	154,800
Credit Suisse Guernsey, Ltd. jr.
sub. FRN 5.86s, 2049 (Guernsey)	—	—	490,000	463,482	420,000	397,270
Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	—	—	235,000	218,338	260,000	241,565
Developers Diversified Realty Corp.
unsec. notes 5 3/8s, 2012 (R)	—	—	85,000	82,797	85,000	82,797

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financial continued

Dresdner Funding Trust I 144A
bonds 8.151s, 2031	$—	$—	$485,000	$526,051	$415,000	$450,126
Duke Realty, LP sr. unsec. 6 1/2s, 2018	—	—	170,000	168,170	145,000	143,439
E*Trade Financial Corp. sr. unsec.
notes 8s, 2011	180,000	179,100	255,000	253,725	120,000	119,400
Equity One, Inc. notes 5 3/8s, 2015 (R)	—	—	190,000	177,190	195,000	181,853
ERP Operating, LP notes 5 3/4s, 2017	—	—	295,000	281,890	250,000	238,890
Finova Group, Inc. notes 7 1/2s, 2009	191,998	37,440	271,197	52,883	127,198	24,804
Fleet Capital Trust V bank guaranty FRN
6.646s, 2028	—	—	225,000	212,508	220,000	207,786
Fund American Cos., Inc. notes 5 7/8s, 2013	—	—	300,000	296,983	275,000	272,235
GATX Financial Corp. notes 5.8s, 2016	—	—	120,000	116,283	130,000	125,973
General Electric Capital Corp.
sr. unsec. 5 5/8s, 2017	—	—	1,035,000	1,034,716	965,000	964,736
General Motors Acceptance Corp.
bonds 8s, 2031	—	—	235,000	230,554	320,000	313,946
General Motors Acceptance Corp.
notes 6 3/4s, 2014	410,000	371,615	464,000	420,559	241,000	218,437
General Motors Acceptance Corp.
notes 6 7/8s, 2011	475,000	452,040	605,000	575,757	295,000	280,741
General Motors Acceptance Corp.
notes 6 7/8s, 2012	370,000	347,054	470,000	440,852	240,000	225,116
General Motors Acceptance Corp.
notes 7 3/4s, 2010	140,000	138,861	180,000	178,536	95,000	94,227
General Motors Acceptance Corp.
notes 7s, 2012	70,000	66,532	305,000	289,891	355,000	337,414
General Motors Acceptance Corp.
notes FRN 7.821s, 2014	1,180,000	1,087,840	706,000	650,860	224,000	206,505
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	220,000	215,325	240,000	234,900	130,000	127,238
GMAC, LLC unsub. notes 6 5/8s, 2012	205,000	191,848	145,000	135,698	70,000	65,509
GMAC, LLC unsub. notes FRN 6.808s, 2009	—	—	925,000	890,826	615,000	592,279
Goldman Sachs Group, Inc (The)
sub. notes 6 3/4s, 2037	—	—	565,000	567,843	485,000	487,441
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	—	—	85,000	84,661	90,000	89,641
Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 (R)	—	—	340,000	322,195	290,000	274,814
Hospitality Properties Trust notes 6 3/4s, 2013 (R)	—	—	175,000	180,793	175,000	180,793
Hospitality Properties Trust sr. unsec. 6.7s, 2018 (R)	—	—	325,000	323,112	250,000	248,548
HRPT Properties Trust bonds 5 3/4s, 2014 (R)	—	—	115,000	112,723	105,000	102,921
HRPT Properties Trust notes 6 1/4s, 2016 (R)	—	—	105,000	101,474	95,000	91,810
HSBC Finance Capital Trust IX FRN
5.911s, 2035	—	—	700,000	664,423	800,000	759,341
HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)	—	—	1,495,000	1,504,765	1,090,000	1,097,120
HUB International Holdings, Inc. 144A
sr. notes 9s, 2014	50,000	48,000	50,000	48,000	25,000	24,000
HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	70,000	65,100	70,000	65,100	30,000	27,900
ILFC E-Capital Trust II 144A FRB 6 1/4s, 2065	—	—	615,000	592,809	670,000	645,824
iStar Financial, Inc. sr. unsec.
notes 5 7/8s, 2016 (R)	—	—	345,000	308,766	380,000	340,090
JPMorgan Chase Bank NA sub. notes 6s, 2017	—	—	330,000	333,095	280,000	282,626
JPMorgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	—	—	343,000	337,177	300,000	294,907
JPMorgan Chase Capital XXV bonds 6.8s, 2037	—	—	330,000	330,503	285,000	285,434
Kimco Realty Corp. sr. sub. notes 5.7s, 2017 (R)	—	—	205,000	198,163	175,000	169,163

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financial continued

Lehman Brothers Holdings, Inc.
sr. unsec. 6.2s, 2014	$—	$—	$565,000	$567,238	$485,000	$486,921
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	—	—	140,000	134,547	160,000	153,768
Leucadia National Corp. sr. unsec. 7 1/8s, 2017	195,000	185,738	185,000	176,213	85,000	80,963
Leucadia National Corp. sr. unsec. 8 1/8s, 2015	115,000	115,719	95,000	95,594	45,000	45,281
Liberty Mutual Insurance 144A notes 7.697s, 2097	—	—	490,000	474,994	510,000	494,382
Lincoln National Corp. FRB 7s, 2066	—	—	190,000	195,810	210,000	216,422
Loews Corp. notes 5 1/4s, 2016	—	—	95,000	91,361	100,000	96,170
MetLife, Inc. jr. sub. FRN 6.4s, 2036	—	—	415,000	394,603	430,000	408,866
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	—	—	125,000	123,083	425,000	418,483
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	—	—	145,000	150,970	150,000	156,176
Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	—	—	210,000	252,988	—	—
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	—	—	110,000	92,884	110,000	92,884
OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	—	—	295,000	297,108	330,000	332,358
Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)	270,000	259,200	260,000	249,600	75,000	72,000
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	—	—	200,000	192,834	215,000	207,296
Prudential Holdings, LLC 144A
bonds 8.695s, 2023	—	—	540,000	662,915	435,000	534,015
RBS Capital Trust IV company
guaranty FRN 5.998s, 2049	—	—	485,000	460,962	505,000	479,971
Realogy Corp. 144A sr. notes 10 1/2s, 2014	665,000	566,913	640,000	545,600	295,000	251,488
Regency Centers, LP sr. unsec. 5 7/8s, 2017	—	—	230,000	221,963	195,000	188,186
Rouse Co., LP/TRC Co-Issuer Inc. 144A
sr. notes 6 3/4s, 2013 (R)	—	—	165,000	161,854	175,000	171,663
Rouse Co. (The) notes 7.2s, 2012 (R)	—	—	150,000	151,307	170,000	171,481
Royal Bank of Scotland Group PLC
bonds 7.64s, 2049 (United Kingdom)	—	—	400,000	400,000	300,000	300,000
Simon Property Group, LP
unsub. bonds 5 3/4s, 2015 (R)	—	—	83,000	81,094	83,000	81,094
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	—	—	460,000	430,619	390,000	365,090
Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	—	—	155,000	151,432	155,000	151,432
Swiss Re Capital I, LP 144A FRN 6.854s,
2049 (United Kingdom)	—	—	185,000	182,911	195,000	192,798
Travelers Cos., Inc. (The) sr. unsec.
notes 6 1/4s, 2037	—	—	255,000	246,917	220,000	213,027
UBS AG/Jersey Branch FRN 8.588s, 2008 (Jersey)	—	—	685,000	695,275	530,000	537,950
Unitrin, Inc. sr. notes 6s, 2017	—	—	255,000	247,954	220,000	213,921
USI Holdings Corp. 144A sr. notes FRN
9.433s, 2014	45,000	42,750	45,000	42,750	20,000	19,000
Washington Mutual Bank/Henderson NV
sub. notes Ser. BKNT, 5.95s, 2013	—	—	250,000	246,788	250,000	246,788
Westfield Group sr. notes 5.7s, 2016 (Australia)	—	—	205,000	198,300	230,000	222,483
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049 (Australia)	—	—	295,000	277,908	230,000	216,674
Willis Group North America, Inc.
company guaranty 6.2s, 2017	—	—	215,000	213,328	185,000	183,561
ZFS Finance USA Trust I 144A bonds FRB
6 1/2s, 2037	—	—	740,000	690,945	630,000	588,237

		4,569,085		30,014,408		25,985,875

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Health Care		0.2%		0.3%		0.4%

Accellent, Inc. company guaranty 10 1/2s, 2013	$80,000	$74,000	$80,000	$74,000	$40,000	$37,000
AstraZeneca PLC sr. unsub. 5.9s, 2017
(United Kingdom)	—	—	655,000	664,870	565,000	573,513
Bayer Corp. 144A FRB 6.2s, 2008	—	—	220,000	220,425	160,000	160,309
Community Health Systems, Inc. 144A
sr. notes 8 7/8s, 2015	630,000	647,325	585,000	601,088	270,000	277,425
DaVita, Inc. company guaranty 6 5/8s, 2013	190,000	188,575	235,000	233,238	125,000	124,063
Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011 (Ireland)	135,000	132,806	190,000	186,913	90,000	88,538
HCA, Inc. notes 6 1/4s, 2013	50,000	44,250	48,000	42,480	—	—
HCA, Inc. sr. notes 7 7/8s, 2011	416,000	408,720	590,000	579,675	275,000	270,188
HCA, Inc. 144A sec. notes 9 1/4s, 2016	350,000	371,875	370,000	393,125	185,000	196,563
HCA, Inc. 144A sec. notes 9 1/8s, 2014	65,000	68,575	—	—	—	—
HCA, Inc. 144A sec. sr. notes 9 5/8s, 2016 ‡‡	300,000	320,250	325,000	346,938	155,000	165,463
Healthsouth Corp. company guaranty 10 3/4s, 2016	150,000	157,875	145,000	152,613	65,000	68,413
Hospira, Inc. sr. notes 6.05s, 2017	—	—	190,000	186,909	165,000	162,316
Hospira, Inc. sr. notes 5.55s, 2012	—	—	265,000	264,686	230,000	229,728
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	35,000	32,375	45,000	41,625	25,000	23,125
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	230,000	213,325	325,000	301,438	150,000	139,125
Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	165,000	167,063	210,000	212,625	100,000	101,250
Select Medical Corp. company
guaranty 7 5/8s, 2015	285,000	255,075	280,000	250,600	130,000	116,350
Service Corporation International
sr. notes 6 3/4s, 2016	255,000	247,031	360,000	348,750	170,000	164,688
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	205,000	199,363	270,000	262,575	125,000	121,563
Sun Healthcare Group, Inc. 144A sr. sub.
notes 9 1/8s, 2015	200,000	204,000	195,000	198,900	90,000	91,800
Surgical Care Affiliates, Inc. 144A
sr. notes 8 7/8s, 2015 ‡‡	80,000	76,000	75,000	71,250	35,000	33,250
Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	80,000	76,800	75,000	72,000	35,000	33,600
Tenet Healthcare Corp. notes 7 3/8s, 2013	300,000	254,250	360,000	305,100	165,000	139,838
Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	165,000	145,613	235,000	207,388	110,000	97,075
US Oncology Holdings, Inc. 144A
sr. unsec. notes FRN 10.759s, 2012 ‡‡	115,000	102,350	115,000	102,350	50,000	44,500
US Oncology, Inc. company guaranty 9s, 2012	175,000	176,313	215,000	216,613	105,000	105,788
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	250,000	242,500	255,000	247,350	120,000	116,400
Ventas Realty, LP/Capital Corp. company
guaranty 9s, 2012 (R)	165,000	179,438	235,000	255,563	110,000	119,625
Ventas Realty, LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	—	—	145,000	144,638	140,000	139,650

		4,985,747		7,185,725		3,941,146

Other		0.5%		0.5%		0.2%

Dow Jones CDX NA HY pass-through
certificates Ser. 5-T1, 8 3/4s, 2010	3,360,000	3,469,200	2,400,000	2,478,000	960,000	991,200
Lehman Brothers HY TRAINS (Targeted
Return Index Securities) 144A FRN 7.14s, 2016	10,028,000	9,828,401	9,536,000	9,346,123	1,360,000	1,332,927

		13,297,601		11,824,123		2,324,127

Technology		0.2%		0.3%		0.3%

Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	70,000	61,600	70,000	61,600	35,000	30,800
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	208,000	191,360	280,000	257,600	130,000	119,600
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	415,000	400,475	373,000	359,945	166,000	160,190

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
Technology continued

Arrow Electronics, Inc. debs. 7 1/2s, 2027	$—	$—	$160,000	$167,676	$175,000	$183,395
Avnet, Inc. notes 6s, 2015	—	—	160,000	156,408	160,000	156,408
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	60,000	57,750	85,000	81,813	40,000	38,500
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	175,000	162,750	145,000	134,850	65,000	60,450
Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	215,000	209,625	195,000	190,125	90,000	87,750
Compucom Systems, Inc. 144A sr. notes 12s, 2014	165,000	207,900	180,000	226,800	90,000	113,400
Electronic Data Systems Corp. sr. sec.
notes Ser. B, 6 1/2s, 2013	280,000	282,500	355,000	358,170	175,000	176,563
Freescale Semiconductor, Inc. sr. sec.
notes 10 1/8s, 2016	230,000	213,900	240,000	223,200	120,000	111,600
Freescale Semiconductor, Inc.
sr. unsec. 9 1/8s, 2014 ‡‡	225,000	208,125	240,000	222,000	120,000	111,000
Freescale Semiconductor, Inc.
sr. unsec. 8 7/8s, 2014	270,000	260,550	315,000	303,975	160,000	154,400
IBM Corp. sr. unsec. 5.7s, 2017	—	—	415,000	417,845	435,000	437,982
Iron Mountain, Inc. company guaranty 8 3/4s, 2018	60,000	62,400	70,000	72,800	35,000	36,400
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	5,000	5,063	—	—	90,000	91,125
Iron Mountain, Inc. company guaranty 6 5/8s, 2016	245,000	229,075	90,000	84,150	40,000	37,400
Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011	215,000	215,000	360,000	360,000	40,000	40,000
Lucent Technologies, Inc. debs. 6.45s, 2029	450,000	373,500	440,000	365,200	205,000	170,150
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	50,000	52,250	60,000	62,700	30,000	31,350
Nortel Networks, Ltd. 144A company
guaranty FRN 9.61s, 2011 (Canada)	160,000	160,000	185,000	185,000	95,000	95,000
NXP BV/NXP Funding, LLC sec. FRN
7.998s, 2013 (Netherlands)	170,000	157,888	185,000	171,819	95,000	88,231
NXP BV/NXP Funding, LLC sec.
notes 7 7/8s, 2014 (Netherlands)	275,000	264,688	300,000	288,750	150,000	144,375
Open Solutions, Inc. 144A
sr. sub. notes 9 3/4s, 2015	65,000	62,563	70,000	67,375	35,000	33,688
Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016 (Cayman Islands)	95,000	92,768	105,000	102,533	50,000	48,825
Solectron Global Finance Corp. company
guaranty 8s, 2016	90,000	97,425	110,000	119,075	55,000	59,538
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	90,000	94,050	100,000	104,500	56,000	58,520
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	340,000	353,600	416,000	432,640	206,000	214,240
Travelport, LLC company guaranty 9 7/8s, 2014	205,000	209,100	205,000	209,100	95,000	96,900
Unisys Corp. sr. notes 8s, 2012	110,000	104,225	135,000	127,913	70,000	66,325
Xerox Corp. sr. notes 6.4s, 2016	—	—	335,000	339,144	285,000	288,525

		4,790,130		6,254,706		3,542,630

Transportation		—%		0.1%		0.1%

American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	—	—	110,000	106,975	70,000	68,075
American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	—	—	115,000	121,325	120,000	126,600
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	—	—	60,933	62,151	50,777	51,793
Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	—	—	331,480	331,480	233,781	233,781
Continental Airlines, Inc. pass-through
certificates Ser. 98-3, 6.32s, 2008	—	—	5,000	4,988	75,000	74,813
Delta Air Lines, Inc. notes 8.3s,
2029 (In default) †	210,000	12,075	230,000	13,225	110,000	6,325

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Transportation continued

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	$—	$—	$543,880	$560,197	$469,955	$484,054
Southwest Airlines Co. pass-through
certificates 6.15s, 2022	—	—	65,000	65,081	130,000	130,163
Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	—	—	115,000	113,899	100,000	99,043
United AirLines, Inc. pass-through
certificates 6.636s, 2022	—	—	255,000	249,900	215,000	210,700

		12,075		1,629,221		1,485,347

Utilities & Power		0.2%		0.8%		1.4%

AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	—	—	165,000	162,502	190,000	187,123
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	380,000	398,050	530,000	555,175	245,000	256,638
Appalachian Power Co. sr. notes 5.8s, 2035	—	—	145,000	133,068	120,000	110,125
Arizona Public Services Co. notes 6 1/2s, 2012	—	—	240,000	248,637	265,000	274,536
Atmos Energy Corp. sr. unsub. 6.35s, 2017	—	—	320,000	325,077	275,000	279,363
Beaver Valley II Funding debs. 9s, 2017	—	—	314,000	348,163	348,000	385,862
Boardwalk Pipelines, LP company
guaranty 5 7/8s, 2016	—	—	370,000	365,774	350,000	346,002
Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	—	—	720,000	731,474	595,000	604,482
CenterPoint Energy Houston Electric, LLC
general ref. mtge. Ser. M2, 5 3/4s, 2014	—	—	10,000	9,994	90,000	89,949
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	—	—	240,000	255,103	185,000	196,642
Cleveland Electric Illuminating Co.
(The) 144A sr. notes Ser. D, 7.88s, 2017	—	—	115,000	130,894	110,000	125,203
CMS Energy Corp. unsub. notes 6.55s, 2017	—	—	20,000	19,500	15,000	14,625
Colorado Interstate Gas Co. debs. 6.85s, 2037	30,000	29,665	50,000	49,442	25,000	24,721
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	10,000	9,835	15,000	14,753	10,000	9,835
Commonwealth Edison Co. 1st mtge. 6.15s, 2017	—	—	130,000	131,742	110,000	111,474
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	—	—	385,000	360,488	330,000	308,990
Consolidated Natural Gas Co.
sr. notes 5s, 2014	—	—	180,000	170,342	315,000	298,099
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	—	—	170,000	166,112	160,000	156,341
Dominion Resources, Inc. jr.
sub. notes FRN 6.3s, 2066	—	—	525,000	520,143	405,000	401,253
Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	255,000	256,275	250,000	251,250	115,000	115,575
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	145,000	145,363	195,000	195,488	90,000	90,225
Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	70,000	72,450	80,000	82,800	40,000	41,400
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	75,000	76,875	90,000	92,250	45,000	46,125
Edison Mission Energy 144A sr. notes 7.2s, 2019	215,000	211,775	205,000	201,925	95,000	93,575
Edison Mission Energy 144A sr. notes 7s, 2017	150,000	147,750	140,000	137,900	65,000	64,025
El Paso Corp. sr. notes Ser. MTN, 7 3/4s, 2032	225,000	228,474	215,000	218,320	95,000	96,467
El Paso Natural Gas Co. 144A sr. unsec.
bond 5.95s, 2017	—	—	40,000	39,065	35,000	34,182
Enbridge Energy Partners, LP sr. unsec.
notes 5 7/8s, 2016	—	—	205,000	201,358	215,000	211,180
Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	—	—	215,000	202,648	225,000	212,073
Ferrellgas, LP/Finance sr. notes 6 3/4s, 2014	215,000	209,625	300,000	292,500	140,000	136,500

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities & Power continued
Florida Power Corp. 1st mtge. 6.35s, 2037	$—	$—	$280,000	$285,366	$275,000	$280,270
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013	—	—	115,000	118,276	110,000	113,134
Indiantown Cogeneration, LP 1st mtge.
Ser. A-10, 9.77s, 2020	—	—	215,000	250,441	225,000	262,089
Ipalco Enterprises, Inc. sec. notes 8 3/8s, 2008	—	—	55,000	56,100	60,000	61,200
ITC Holdings Corp. 144A notes 5 7/8s, 2016	—	—	260,000	258,138	285,000	282,959
Kansas Gas & Electric bonds 5.647s, 2021	—	—	85,000	81,178	80,000	76,402
Kinder Morgan, Inc. notes 6s, 2017	—	—	175,000	172,183	150,000	147,586
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	—	—	150,000	148,688	155,000	153,644
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	—	—	540,000	524,224	565,000	548,494
MidAmerican Energy Holdings Co. 144A
bonds 6 1/2s, 2037	—	—	445,000	449,808	280,000	283,025
Mirant Americas Generation, Inc.
sr. notes 8.3s, 2011	215,000	218,225	215,000	218,225	100,000	101,500
Mirant North America, LLC company
guaranty 7 3/8s, 2013	375,000	380,625	410,000	416,150	205,000	208,075
National Fuel Gas Co. notes 5 1/4s, 2013	—	—	145,000	145,615	100,000	100,424
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	—	—	110,000	107,422	145,000	141,601
Northwestern Corp. sec. notes 5 7/8s, 2014	—	—	265,000	258,352	285,000	277,850
NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	100,375	110,000	110,413	55,000	55,206
NRG Energy, Inc. sr. notes 7 3/8s, 2016	820,000	822,050	775,000	776,938	360,000	360,900
Oncor Electric Delivery Co. debs. 7s, 2022	—	—	145,000	147,843	130,000	132,549
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	—	—	195,000	202,176	220,000	228,096
Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	—	—	260,000	245,964	225,000	212,854
PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	—	—	205,000	204,744	180,000	179,775
Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	—	—	260,000	265,328	285,000	290,840
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	—	—	194,451	200,236	168,085	173,086
PPL Energy Supply, LLC bonds Ser. A, 5.7s, 2015	—	—	135,000	131,950	145,000	141,724
Progress Energy, Inc. sr. unsec.
notes 5 5/8s, 2016	—	—	205,000	200,292	220,000	214,948
PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	175,000	184,192	225,000	236,819	110,000	115,778
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	—	—	215,000	221,737	205,000	211,424
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	—	—	125,000	123,724	100,000	98,979
Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	—	—	415,000	414,812	355,000	354,839
Sierra Pacific Power Co. general ref.
mtge. Ser. P, 6 3/4s, 2037	—	—	755,000	758,958	600,000	603,145
Sierra Pacific Resources sr. notes 8 5/8s, 2014	90,000	95,267	125,000	132,315	60,000	63,511
Southern California Edison Co.
notes 6.65s, 2029	—	—	255,000	266,415	275,000	287,310
Southern California Edison Co.
Ser. 06-E 1st mtge. 5.55s, 2037	—	—	270,000	249,198	280,000	258,427
Southern Natural Gas Co. 144A
notes 5.9s, 2017	—	—	155,000	149,990	130,000	125,798
Spectra Energy Capital, LLC sr. notes 8s, 2019	—	—	250,000	280,268	215,000	241,031
Teco Energy, Inc. notes 7.2s, 2011	265,000	276,468	610,000	636,398	430,000	448,609
Teco Energy, Inc. sr. notes 6 3/4s, 2015	10,000	10,235	10,000	10,235	5,000	5,117
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	25,000	26,973	30,000	32,367	15,000	16,184

CORPORATE BONDS AND NOTES*	Growth 3.3%		Balanced 6.8%		Conservative 9.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
Utilities & Power continued

TEPPCO Partners, LP company
guaranty FRB 7s, 2067	$—	$—	$205,000	$184,613	$175,000	$157,596
TransAlta Corp. notes 5 3/4s, 2013 (Canada)	—	—	140,000	138,844	150,000	148,762
TransCanada Pipelines, Ltd. jr.
sub. FRN 6.35s, 2067 (Canada)	—	—	180,000	172,754	155,000	148,760
TXU Corp. sr. notes Ser. P, 5.55s, 2014	400,000	322,604	435,000	350,832	220,000	177,432
TXU Energy Co. 144A sr. unsec. FRN
6.194s, 2008	—	—	1,040,000	1,040,963	830,000	830,769
Westar Energy, Inc. 1st mtge. 5.15s, 2017	—	—	15,000	14,227	45,000	42,682
Westar Energy, Inc. 1st mtge. 5.1s, 2020	—	—	175,000	161,371	165,000	152,150
Williams Cos., Inc. (The) notes 7 5/8s, 2019	440,000	471,350	420,000	449,925	195,000	208,894
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	50,000	50,250	60,000	60,300	30,000	30,150
Williams Partners, LP/ Williams
Partners Finance Corp. company
guaranty 7 1/4s, 2017	80,000	81,600	85,000	86,700	40,000	40,800

		4,826,351		18,763,702		15,118,968

Total corporate bonds and notes (cost $90,010,974,
$164,306,628 and $106,911,349)		$88,279,438		$161,318,294		$105,112,745

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	$—	$—	$ 848	$848	$929	$929
Ser. 97-C1, Class H, 7s, 2029	38,000	37,903	173,000	172,560	168,000	167,572
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.146s, 2029	—	—	569,000	605,373	634,000	674,528
Ser. 96-D3, Class A1C, 7.4s, 2026	44,759	45,777	273,946	280,179	195,753	200,206
FRB Ser. 97-D5, Class A5, 7.174s, 2043	150,000	159,496	234,000	248,813	247,000	262,636
Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	—	—	200,000	208,646	200,000	208,646
Ser. 06-4, Class A4, 5.634s, 2046	480,000	479,481	920,000	919,005	1,140,000	1,138,767
Ser. 04-3, Class A5, 5.494s, 2039	230,000	231,187	920,000	924,747	930,000	934,799
Ser. 06-5, Class A4, 5.414s, 2047	718,000	707,723	1,343,000	1,323,777	1,576,000	1,553,442
Ser. 07-1, Class XW, Interest Only
(IO), 0.465s, 2049	1,833,145	38,966	9,966,916	211,858	5,100,839	108,424
Ser. 06-1, Class XC, IO, 0.053s, 2045	1,766,502	12,043	11,634,512	79,318	12,775,151	87,094
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	—	—	133,000	133,011	133,000	133,011
Ser. 02-PB2, Class XC, IO, 0.186s, 2035	2,754,312	49,276	4,100,004	73,352	2,437,251	43,604
Ser. 04-4, Class XC, IO, 0.121s, 2042	4,226,268	64,462	11,995,968	182,971	9,455,712	144,225
Ser. 04-5, Class XC, IO, 0.102s, 2041	5,889,496	73,663	14,295,724	178,803	14,790,319	184,989
Ser. 05-1, Class XW, IO, 0.086s, 2042	20,843,374	74,341	—	—	26,158,839	93,299
Ser. 06-4, Class XC, IO, 0.069s, 2046	4,123,471	50,306	19,072,172	232,681	15,944,883	194,528
Ser. 05-4, Class XC, IO, 0.064s, 2045	6,261,707	43,921	17,821,555	125,003	17,889,606	125,481
Ser. 06-5, Class XC, IO, 0.048s, 2016	3,301,916	49,218	35,389,357	527,510	30,128,237	449,088
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 6.703s, 2018	25,000	24,993	70,000	69,980	73,000	72,979
FRB Ser. 04-BBA4, Class G, 6.453s, 2018	—	—	94,000	93,998	98,000	97,998
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 7.753s, 2022	190,000	185,608	186,000	181,700	187,000	182,677
FRB Ser. 05-MIB1, Class J, 6.803s, 2022	100,000	97,375	409,000	398,265	343,000	333,997
Ser. 03-BBA2, Class X1A, IO, zero %, 2015 (F)	333,413	1	953,906	1	872,308	1

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.340s, 2034	$798,869	$2,157	$2,722,115	$7,351	$2,620,430	$7,076
Ser. 05-E, Class 2, IO, 0.305s, 2035	2,185,113	10,858	7,302,368	36,287	7,031,159	34,939
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033	—	—	336,512	335,438	345,230	344,129
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.431s, 2035	37,485	37,016	287,382	283,790	212,413	209,758
Ser. 04-3, IO, 1.6s, 2035	373,382	24,211	951,365	61,690	936,221	60,708
Ser. 05-1A, IO, 1.6s, 2035	447,667	30,217	1,245,972	84,103	1,190,432	80,354
Ser. 07-5A, IO, 1.55s, 2037	—	—	5,225,000	830,909	4,406,000	700,667
Ser. 07-2A, IO, 1.3s, 2037	1,980,614	256,490	5,456,388	706,602	4,663,545	603,929
Ser. 07-1, Class S, IO, 1.211s, 2037	1,229,481	140,161	7,664,781	873,785	3,548,437	404,522
Ser. 06-2A, IO, 0.879s, 2036	149,164	13,185	715,289	63,225	680,397	60,141
Ser. 05-3A, IO, 0.775s, 2035	1,336,235	99,428	4,305,031	320,335	3,888,593	289,348
Bear Stearns Alternate Trust Ser. 04-9,
Class 1A1, 7.222s, 2034	20,984	20,997	55,447	55,482	50,583	50,615
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.452s, 2032	—	—	189,000	203,044	124,000	133,214
Ser. 07-PW17, Class A3, 5.736s, 2050	1,999,000	2,012,665	8,933,000	8,994,065	7,002,000	7,049,865
Ser. 07-PW17, Class A4, 5.64s, 2050	985,000	993,003	4,358,000	4,393,409	3,416,000	3,443,755
Ser. 04-PR3I, Class X1, IO, 0.092s, 2041	482,554	9,252	3,232,856	61,984	5,252,851	100,713
Ser. 05-PWR9, Class X1, IO, 0.079s, 2042	—	—	8,865,097	83,579	13,353,070	125,891
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-BBA7, Class X1A, IO, 1.791s, 2019	—	—	7,575,680	19,121	5,536,274	13,974
Ser. 06-PW14, Class XW, IO, 0.691s, 2038	3,197,031	152,732	8,773,896	419,155	8,039,416	384,067
Ser. 06-PW14, Class X1, IO, 0.047s, 2038	3,438,203	59,099	9,434,629	162,172	8,646,333	148,622
Ser. 07-PW15, Class X1, IO, 0.042s, 2044	6,196,998	74,544	29,403,545	353,698	19,991,735	240,483
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	11,495,592	49,540	—	—	—	—
Ser. 07-PW16, Class X, IO, 0.021s, 2040	10,191,743	11,221	87,485,286	96,321	56,278,446	61,963
Bear Stearns Small Balance Commercial
Trust 144A Ser. 06-1A, Class AIO, IO, 1s, 2034	—	—	2,681,000	41,329	2,794,000	43,071
Chase Commercial Mortgage
Securities Corp. Ser. 00-3, Class A2,
7.319s, 2032	10,000	10,447	118,000	123,274	116,000	121,185
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	—	—	962,000	970,935	896,000	904,322
Ser. 98-1, Class G, 6.56s, 2030	—	—	249,000	256,086	231,000	237,574
Ser. 98-1, Class H, 6.34s, 2030	91,000	78,781	371,000	321,183	362,000	313,392
Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.109s, 2043	13,484,011	138,527	25,069,224	257,547	24,116,894	247,763
Ser. 06-C5, Class XC, IO, 0.054s, 2049	6,637,199	95,150	37,311,687	534,898	40,372,555	578,778
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.561s, 2049	3,351,000	86,917	10,047,000	260,594	7,975,000	206,852
Ser. 06-CD2, Class X, IO, 0.129s, 2046	2,489,423	13,615	16,442,537	89,924	18,043,094	98,678
Ser. 07-CD4, Class XC, IO, 0.044s, 2049	11,208,000	105,513	33,599,000	316,303	26,669,000	251,064
CNL Funding Ser. 99-1, Class A2, 7.645s, 2014	122,000	129,886	455,000	484,412	286,000	304,487
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, IO, 0.705s, 2017	1,190,829	18,421	4,496,105	69,549	2,920,435	45,175
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	—	—	415,000	420,893	404,000	409,737
Ser. 98-C2, Class F, 5.44s, 2030	1,370,000	1,341,931	2,607,000	2,553,588	2,247,000	2,200,963
Commercial Mortgage Pass-Through
Certificates Ser. 06-C7, Class A4, 5.962s, 2046	80,000	82,200	—	—	—	—

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F, 6.253s, 2034	$118,000	$117,410	$326,000	$324,370	$314,000	$312,430
Ser. 06-CN2A, Class H, 5.756s, 2019	66,000	65,188	197,000	194,576	218,000	215,318
Ser. 06-CN2A, Class J, 5.756s, 2019	53,000	51,961	158,000	154,902	174,000	170,588
Ser. 03-LB1A, Class X1, IO, 0.425s, 2038	933,758	37,788	1,985,170	80,338	2,145,777	86,837
Ser. 05-C6, Class XC, IO, 0.059s, 2044	8,780,766	58,313	25,740,836	170,945	12,928,480	85,858
Ser. 05-LP5, Class XC, IO, 0.056s, 2043	5,798,072	53,905	12,915,067	120,071	12,564,209	116,809
Ser. 06-C8, Class XS, IO, 0.045s, 2046	10,611,539	135,127	28,705,816	365,540	26,152,611	333,027
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO, 2.35s, 2046	323,404	10,814	1,477,101	49,391	1,441,074	48,186
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036	1,432,645	9,402	3,997,408	26,233	4,123,706	27,062
IFB Ser. 07-23CB, Class A4, IO, 1.369s, 2037	2,075,093	93,217	10,960,849	492,382	9,189,839	412,825
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.811s, 2039	515,000	523,413	2,395,000	2,434,125	1,850,000	1,880,222
Ser. 06-C5, Class AX, IO, 0.075s, 2039	6,746,845	113,590	18,253,819	307,321	16,633,498	280,042
Credit Suisse Mortgage Capital Certificates 144A
FRB Ser. 06-TFLA, Class K, 6.953s, 2021	50,000	48,125	—	—	484,000	465,850
Ser. 07-C2, Class AX, IO, 0.280s, 2049	17,364,105	185,171	47,741,044	509,110	37,710,027	402,140
Ser. 06-C4, Class AX, IO, 0.065s, 2039	6,347,415	105,847	29,326,990	489,045	24,510,816	408,732
Ser. 07-C1, Class AX, IO, 0.057s, 2040	7,623,922	79,220	36,635,181	380,676	24,865,652	258,379
Ser. 06-C3, Class AX, IO, 0.034s, 2038	15,469,847	12,082	68,488,253	53,489	74,092,634	57,866
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class C, 5.731s, 2017	—	—	155,000	148,577	161,000	154,328
Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033	1,602,000	1,604,723	—	—	—	—
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	228,000	223,600	620,000	608,036	597,000	585,480
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	52,000	56,743	303,000	330,636	294,000	320,815
Ser. 04-C2, Class A2, 5.416s, 2036	260,000	259,340	1,050,000	1,047,333	1,050,000	1,047,333
CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030	353,000	372,969	—	—	—	—
FRB Ser. 04-TF2A, Class J, 6.703s, 2016	153,000	151,088	310,000	306,125	349,000	344,638
FRB Ser. 05-TFLA, Class J, 6.703s, 2020	—	—	67,000	66,498	65,500	65,009
FRB Ser. 05-TF2A, Class J, 6.653s, 2020	133,000	132,335	449,000	446,755	451,000	448,745
FRB Ser. 04-TF2A, Class H, 6.453s, 2019	100,000	99,000	132,000	130,680	128,000	126,720
Ser. 01-CK1, Class AY, IO, 0.894s, 2035	5,014,000	93,033	13,888,000	257,688	13,364,000	247,965
Ser. 03-C3, Class AX, IO, 0.808s, 2038	8,339,911	319,624	16,164,455	619,497	18,697,087	716,559
Ser. 02-CP3, Class AX, IO, 0.41s, 2035	1,212,037	46,023	8,262,870	313,755	5,968,011	226,616
Ser. 04-C4, Class AX, IO, 0.205s, 2039	683,139	15,371	4,576,836	102,979	3,616,959	81,382
Ser. 05-C2, Class AX, IO, 0.132s, 2037	5,756,132	85,444	13,259,556	196,825	16,715,792	248,129
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class C, 6.861s, 2031	50,000	49,985	—	—	—	—
Ser. 98-C1, Class X, IO, 0.525s, 2031	1,600,255	18,378	6,201,451	71,220	4,643,736	53,330
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	38,132	40,080	461,498	485,073	452,698	475,824
Ser. 99-CG2, Class B3, 6.1s, 2032	—	—	378,000	378,334	332,000	332,293
Ser. 99-CG2, Class B4, 6.1s, 2032	—	—	571,000	559,385	551,000	539,792
Ser. 98-CF2, Class B3, 6.04s, 2031	—	—	100,000	101,453	100,000	101,453
Fannie Mae
IFB Ser. 07-75, Class JS, 11.31s, 2037	195,164	233,923	975,822	1,169,615	780,657	935,692
IFB Ser. 06-70, Class SM, 11.209s, 2036	—	—	114,917	133,317	107,784	125,042
Ser. 03-W6, Class PT1, 9.987s, 2042	34,736	38,172	138,389	152,075	80,852	88,848
IFB Ser. 07-75, Class CS, 9.581s, 2037	—	—	618,660	739,645	514,558	615,186
Ser. 02-T1, Class A4, 9 1/2s, 2031	4,170	4,559	—	—	—	—
Ser. 02-T4, Class A4, 9 1/2s, 2041	33,322	36,245	269,924	293,596	34,632	37,669
Ser. 02-T6, Class A3, 9 1/2s, 2041	34,242	37,138	87,255	94,637	86,054	93,334
Ser. 02-T12, Class A4, 9 1/2s, 2042	16,803	18,304	42,958	46,797	42,265	46,042

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fannie Mae
Ser. 04-T3, Class PT1, 9.163s, 2044	$33,273	$36,177	$221,053	$240,350	$105,172	$114,354
IFB Ser. 06-62, Class PS, 9.113s, 2036	194,803	225,168	371,425	429,320	302,161	349,261
IFB Ser. 06-48, Class TQ, 8.813s, 2036	—	—	627,535	707,300	662,863	747,118
IFB Ser. 06-70, Class SJ, 8.813s, 2036	199,191	230,346	—	—	86,983	100,588
IFB Ser. 06-76, Class QB, 8.813s, 2036	331,774	382,119	523,249	602,651	470,307	541,674
IFB Ser. 06-79, Class PS, 8.813s, 2036	—	—	426,471	502,921	337,584	398,100
IFB Ser. 07-60, Class SB, 8.813s, 2037	—	—	501,595	547,755	388,932	424,724
IFB Ser. 05-37, Class SU, 8.675s, 2035	136,848	151,656	547,390	606,623	547,390	606,623
IFB Ser. 06-63, Class SP, 8.513s, 2036	360,475	409,472	569,586	647,005	511,840	581,410
IFB Ser. 06-49, Class SE, 8.475s, 2036	317,608	348,965	896,991	985,551	777,087	853,809
IFB Ser. 07-W7, Class 1A4, 8.393s, 2037	239,757	256,171	533,235	569,741	453,648	484,705
IFB Ser. 06-60, Class AK, 8.275s, 2036	143,187	156,301	571,874	624,250	440,037	480,339
IFB Ser. 06-60, Class TK, 8.075s, 2036	96,075	103,886	248,833	269,066	234,422	253,483
IFB Ser. 06-104, Class GS, 8.024s, 2036	—	—	240,434	265,729	242,228	267,712
IFB Ser. 06-104, Class ES, 7.794s, 2036	129,927	143,543	569,885	629,608	649,633	717,714
IFB Ser. 07-1, Class NK, 7.528s, 2037	293,363	325,231	1,917,304	2,125,578	1,474,081	1,634,208
Ser. 99-T2, Class A1, 7 1/2s, 2039	100,695	106,846	27,335	29,004	21,608	22,928
Ser. 00-T6, Class A1, 7 1/2s, 2030	—	—	—	—	1,055	1,106
Ser. 01-T1, Class A1, 7 1/2s, 2040	13,055	13,687	69,175	72,526	43,516	45,624
Ser. 01-T3, Class A1, 7 1/2s, 2040	13,030	13,634	33,008	34,540	34,311	35,904
Ser. 01-T4, Class A1, 7 1/2s, 2028	19,086	20,313	125,972	134,064	103,068	109,689
Ser. 01-T5, Class A3, 7 1/2s, 2030	12,246	12,829	265,689	278,335	53,777	56,336
Ser. 01-T10, Class A2, 7 1/2s, 2041	9,181	9,633	98,271	103,103	75,748	79,472
Ser. 01-T12, Class A2, 7 1/2s, 2041	48,822	51,447	135,875	143,182	130,374	137,385
Ser. 02-14, Class A2, 7 1/2s, 2042	129,289	133,472	505,629	521,988	601,656	621,122
Ser. 02-26, Class A2, 7 1/2s, 2048	81,274	85,429	467,279	491,170	409,080	429,994
Ser. 02-T1, Class A3, 7 1/2s, 2031	31,689	33,328	656,291	690,247	99,236	104,370
Ser. 02-T4, Class A3, 7 1/2s, 2041	48,969	51,640	364,881	384,789	442,921	467,087
Ser. 02-T12, Class A3, 7 1/2s, 2042	18,652	19,619	106,913	112,458	62,616	65,863
Ser. 02-T19, Class A3, 7 1/2s, 2042	24,029	25,316	—	—	—	—
Ser. 03-W1, Class 2A, 7 1/2s, 2042	116,079	122,019	1,194,656	1,255,787	894,964	940,760
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	27,946	29,346	181,896	191,012	178,424	187,365
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	66,468	70,468	181,830	192,774	174,190	184,674
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	3,125	3,313	13,889	14,725	9,028	9,571
IFB Ser. 07-81, Class SC, 7.013s, 2037	—	—	761,928	796,838	605,381	633,119
Ser. 01-T10, Class A1, 7s, 2041	—	—	4,012	4,160	5,777	5,991
Ser. 01-W3, Class A, 7s, 2041	69,376	72,391	84,157	87,814	84,610	88,286
Ser. 02-14, Class A1, 7s, 2042	176,803	183,734	360,067	374,183	338,692	351,969
Ser. 02-26, Class A1, 7s, 2048	45,344	47,182	257,466	267,900	258,572	269,050
Ser. 02-T4, Class A2, 7s, 2041	20,550	21,311	93,531	96,998	70,413	73,022
Ser. 02-T16, Class A2, 7s, 2042	43,570	45,373	247,227	257,458	248,227	258,498
Ser. 02-T18, Class A3, 7s, 2042	17,621	18,360	—	—	—	—
Ser. 03-W3, Class 1A2, 7s, 2042	73,907	76,983	119,629	124,608	120,464	125,478
Ser. 03-W8, Class 2A, 7s, 2042	37,265	38,860	—	—	—	—
Ser. 04-T2, Class 1A3, 7s, 2043	49,657	51,941	—	—	—	—
Ser. 04-T3, Class 1A3, 7s, 2044	81,998	85,753	300,771	314,545	—	—
Ser. 04-W1, Class 2A2, 7s, 2033	430,206	450,299	1,116,806	1,168,966	1,074,125	1,124,292
Ser. 04-W12, Class 1A3, 7s, 2044	175,911	184,137	—	—	—	—
Ser. 05-W4, Class 1A3, 7s, 2035	147,025	153,406	593,373	619,125	508,438	530,504
IFB Ser. 06-104, Class CS, 6.609s, 2036	142,926	146,915	593,834	610,407	734,915	755,426
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,751,175	466,835	3,957,437	1,054,989	3,772,490	1,005,685
Ser. 381, Class 14, IO, 6 1/2s, 2037	235,670	59,323	609,458	153,412	580,482	146,118
Ser. 381, Class 16, IO, 6 1/2s, 2037	—	—	144,584	36,394	144,584	36,394
Ser. 381, Class 15, IO, 6 1/2s, 2037	100,429	25,578	258,799	65,913	247,211	62,961
IFB Ser. 06-30, Class HK, 6.075s, 2036	182,378	183,624	—	—	—	—
IFB Ser. 07-30, Class FS, 6.062s, 2037	699,424	711,826	1,876,995	1,910,278	1,443,102	1,468,692
IFB Ser. 06-115, Class ES, 6.035s, 2036	—	—	767,436	815,270	590,191	626,977
IFB Ser. 05-74, Class SK, 6.019s, 2035	179,644	184,479	612,032	628,505	589,479	605,345

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fannie Mae
IFB Ser. 05-74, Class CP, 5.935s, 2035	$155,536	$162,366	$329,735	$344,216	$331,290	$345,840
IFB Ser. 05-74, Class CS, 5.909s, 2035	155,536	159,077	375,618	384,172	377,951	386,558
IFB Ser. 05-57, Class CD, 5.883s, 2035	158,608	164,222	285,495	295,599	277,565	287,388
IFB Ser. 06-8, Class PK, 5 7/8s, 2036	196,895	197,729	584,419	586,895	642,593	645,315
IFB Ser. 05-99, Class SA, 5.752s, 2035	81,500	83,550	392,014	401,877	393,644	403,548
IFB Ser. 05-106, Class US, 5.752s, 2035	252,037	262,720	803,816	837,887	806,996	841,202
IFB Ser. 06-8, Class HP, 5.752s, 2036	174,248	180,233	494,556	511,543	546,659	565,436
IFB Ser. 06-8, Class WK, 5.752s, 2036	181,283	186,203	794,926	816,500	874,691	898,429
IFB Ser. 06-27, Class SP, 5.752s, 2036	200,000	209,199	452,000	472,790	498,000	520,906
IFB Ser. 05-115, Class NQ, 5.695s, 2036	—	—	191,823	192,172	193,265	193,617
IFB Ser. 05-45, Class DA, 5.605s, 2035	184,934	190,070	554,033	569,419	646,500	664,455
IFB Ser. 05-74, Class DM, 5.569s, 2035	223,164	228,661	762,542	781,325	734,154	752,237
IFB Ser. 05-45, Class DC, 5.495s, 2035	154,112	157,748	539,392	552,118	385,280	394,370
IFB Ser. 05-114, Class SP, 5.469s, 2036	—	—	235,681	231,617	237,371	233,277
IFB Ser. 06-46, Class SK, 5.385s, 2036	239,754	244,447	—	—	—	—
IFB Ser. 06-60, Class CS, 5.275s, 2036	117,830	113,367	257,582	247,826	232,007	223,219
IFB Ser. 05-57, Class DC, 5.098s, 2034	156,922	160,349	493,184	503,955	478,239	488,684
IFB Ser. 05-45, Class PC, 4.856s, 2034	76,233	77,253	230,099	233,178	230,798	233,886
IFB Ser. 05-95, Class CP, 4.648s, 2035	—	—	74,192	74,618	74,192	74,618
IFB Ser. 05-95, Class OP, 4.506s, 2035	—	—	227,000	216,074	228,000	217,026
IFB Ser. 05-106, Class JC, 4.213s, 2035	—	—	169,277	157,448	161,042	149,788
IFB Ser. 05-83, Class QP, 4.053s, 2034	—	—	133,916	126,483	133,916	126,483
IFB Ser. 05-72, Class SB, 4.047s, 2035	—	—	837,402	805,443	641,859	617,363
IFB Ser. 06-90, Class SE, IO, 2.669s, 2036	191,116	21,098	694,744	76,696	1,011,358	111,648
IFB Ser. 07-W6, Class 6A2, IO, 2.669s, 2037	100,250	8,000	962,402	76,802	773,358	61,716
IFB Ser. 03-66, Class SA, IO, 2.519s, 2033	197,971	16,867	643,674	54,841	646,023	55,042
Ser. 03-W12, Class 2, IO, 2.23s, 2043	1,106,913	65,897	2,205,585	131,303	1,814,190	108,002
IFB Ser. 07-W6, Class 5A2, IO, 2.159s, 2037	132,732	9,983	1,273,242	95,767	1,023,510	76,984
IFB Ser. 07-W2, Class 3A2, IO, 2.149s, 2037	281,857	20,031	1,446,126	102,773	1,218,614	86,604
IFB Ser. 07-W4, Class 4A2, IO, 2.149s, 2037	919,985	65,229	4,756,949	337,281	4,178,948	296,299
IFB Ser. 05-113, Class AI, IO, 2.099s, 2036	—	—	225,647	19,742	328,341	28,726
IFB Ser. 05-113, Class DI, IO, 2.099s, 2036	1,243,375	93,138	4,240,995	317,683	3,885,325	291,041
IFB Ser. 05-52, Class DC, IO, 2.069s, 2035	299,861	30,326	666,294	67,384	693,394	70,125
IFB Ser. 04-24, Class CS, IO, 2.019s, 2034	260,947	20,190	900,667	69,687	869,823	67,301
IFB Ser. 04-89, Class EI, IO, 2.019s, 2034	697,701	57,286	—	—	—	—
IFB Ser. 06-60, Class SI, IO, 2.019s, 2036	554,350	47,598	1,454,568	124,893	1,223,028	105,012
IFB Ser. 07-W7, Class 3A2, IO, 1.999s, 2037	444,433	29,308	2,113,024	139,344	1,788,548	117,946
IFB Ser. 03-122, Class SA, IO, 1.969s, 2028	318,478	18,190	1,131,686	64,636	1,088,996	62,198
IFB Ser. 03-122, Class SJ, IO, 1.969s, 2028	338,848	19,628	1,204,033	69,743	1,156,295	66,978
IFB Ser. 06-60, Class DI, IO, 1.939s, 2035	181,955	12,450	660,512	45,196	961,552	65,795
Ser. 03-W10, Class 1, IO, 1.929s, 2043	986,029	49,419	4,713,376	236,231	6,859,372	343,787
Ser. 03-W10, Class 3, IO, 1.933s, 2043	345,637	17,615	1,419,109	72,323	1,107,179	56,426
IFB Ser. 04-60, Class SW, IO, 1.919s, 2034	472,159	40,305	1,643,722	140,314	1,575,870	134,522
IFB Ser. 05-65, Class KI, IO, 1.869s, 2035	814,336	53,277	1,201,994	78,639	1,501,479	98,233
Ser. 03-W8, Class 12, IO, 1.636s, 2042	1,501,603	70,421	5,328,233	249,879	4,102,555	192,398
IFB Ser. 07-30, Class WI, IO, 1.629s, 2037	2,604,863	165,526	8,900,474	565,581	7,099,670	451,149
IFB Ser. 07-39, Class PI, IO, 1.629s, 2037	361,279	24,221	940,892	63,078	790,114	52,970
IFB Ser. 07-54, Class CI, IO, 1.629s, 2037	121,012	9,033	1,143,324	85,339	918,725	68,575
IFB Ser. 05-17, Class ES, IO, 1.619s, 2035	201,459	13,836	715,848	49,162	687,465	47,213
IFB Ser. 05-17, Class SY, IO, 1.619s, 2035	150,654	10,338	331,295	22,733	318,159	21,832
IFB Ser. 05-73, Class SI, IO, 1.619s, 2035	72,128	4,383	365,689	22,224	351,984	21,391
IFB Ser. 06-12, Class SD, IO, 1.619s, 2035	—	—	2,512,384	186,773	2,529,953	188,079
IFB Ser. 06-56, Class SM, IO, 1.619s, 2036	1,179,857	78,053	3,447,753	228,084	2,671,302	176,718
IFB Ser. 06-128, Class SH, IO, 1.619s, 2037	122,303	7,197	877,280	51,627	903,856	53,191
IFB Ser. 07-28, Class SE, IO, 1.619s, 2037	400,666	28,103	1,168,689	81,974	916,488	64,284
IFB Ser. 07-W2, Class 2A2, IO, 1.619s, 2037	386,396	24,252	1,981,012	124,337	1,669,150	104,763
IFB Ser. 07-W4, Class 3A2, IO, 1.619s, 2037	903,355	53,482	4,671,437	276,565	4,104,008	242,971
IFB Ser. 06-123, Class CI, IO, 1.609s, 2037	913,134	66,005	2,647,167	191,347	2,084,529	150,678

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fannie Mae
IFB Ser. 06-123, Class UI, IO, 1.609s, 2037	$375,954	$26,287	$988,555	$69,121	$830,493	$58,069
IFB Ser. 07-30, Class IE, IO, 1.609s, 2037	527,075	44,229	2,591,451	217,461	2,175,138	182,526
IFB Ser. 07-W5, Class 2A2, IO, 1.609s, 2037	—	—	539,502	21,580	451,698	18,068
IFB Ser. 05-82, Class SY, IO, 1.599s, 2035	444,156	26,689	1,513,757	90,959	1,457,238	87,563
IFB Ser. 05-45, Class SR, IO, 1.589s, 2035	578,530	34,557	2,014,028	120,303	1,930,891	115,337
IFB Ser. 05-17, Class SA, IO, 1.569s, 2035	819,877	63,768	922,362	71,740	885,792	68,895
IFB Ser. 05-17, Class SE, IO, 1.569s, 2035	282,646	21,736	1,004,331	77,234	964,511	74,172
IFB Ser. 05-23, Class SG, IO, 1.569s, 2035	300,071	20,871	1,066,849	74,204	1,024,712	71,273
IFB Ser. 05-29, Class SY, IO, 1.569s, 2035	876,982	66,195	—	—	—	—
IFB Ser. 05-54, Class SA, IO, 1.569s, 2035	419,914	24,342	1,451,188	84,124	1,401,013	81,215
IFB Ser. 05-57, Class DI, IO, 1.569s, 2035	637,582	40,074	2,221,027	139,600	2,129,944	133,875
IFB Ser. 05-84, Class SG, IO, 1.569s, 2035	445,393	32,903	1,424,104	105,205	1,428,428	105,525
IFB Ser. 05-95, Class CI, IO, 1.569s, 2035	259,460	18,887	838,919	61,067	842,850	61,353
IFB Ser. 05-104, Class NI, IO, 1.569s, 2035	438,012	30,767	981,146	68,918	989,907	69,533
IFB Ser. 05-104, Class SI, IO, 1.569s, 2033	233,584	14,828	2,268,364	144,000	1,763,129	111,927
IFB Ser. 06-16, Class SM, IO, 1.569s, 2036	481,577	33,243	1,119,060	77,249	871,342	60,149
IFB Ser. 06-23, Class SC, IO, 1.569s, 2036	517,898	35,937	1,358,002	94,231	1,140,467	79,136
IFB Ser. 07-15, Class BI, IO, 1.569s, 2037	633,553	43,659	1,666,759	114,860	1,399,710	96,457
IFB Ser. 05-83, Class QI, IO, 1.559s, 2035	—	—	224,528	18,007	226,282	18,148
IFB Ser. 06-128, Class GS, IO, 1.549s, 2037	139,448	10,150	1,308,599	95,247	1,051,866	76,561
IFB Ser. 05-83, Class SL, IO, 1.539s, 2035	746,971	47,094	2,429,121	153,148	2,438,239	153,722
IFB Ser. 06-114, Class IS, IO, 1.519s, 2036	219,416	13,435	1,122,678	68,745	946,231	57,940
IFB Ser. 07-63, Class SB, IO, 1.519s, 2037	2,369,364	138,666	6,634,614	388,287	5,686,672	332,809
IFB Ser. 06-115, Class GI, IO, 1.509s, 2036	—	—	1,039,525	73,058	858,157	60,312
IFB Ser. 06-115, Class IE, IO, 1.509s, 2036	334,693	23,776	862,659	61,283	724,068	51,437
IFB Ser. 06-117, Class SA, IO, 1.509s, 2036	498,079	31,498	1,310,496	82,874	1,100,636	69,602
IFB Ser. 06-121, Class SD, IO, 1.509s, 2036	426,321	29,833	2,577,921	180,395	1,967,983	137,713
IFB Ser. 06-109, Class SG, IO, 1.499s, 2036	615,460	39,835	1,787,166	115,673	1,368,187	88,555
IFB Ser. 06-104, Class IM, IO, 1.489s, 2036	109,243	7,217	365,768	24,163	464,281	30,671
IFB Ser. 06-104, Class SY, IO, 1.489s, 2036	245,443	14,867	823,504	49,881	1,045,249	63,312
IFB Ser. 06-109, Class SH, IO, 1.489s, 2036	440,546	33,966	1,292,905	99,682	1,015,170	78,269
IFB Ser. 05-122, Class SG, IO, 1.469s, 2035	115,950	7,910	1,126,117	76,826	876,649	59,807
IFB Ser. 06-8, Class JH, IO, 1.469s, 2036	758,294	54,439	3,895,925	279,693	3,279,562	235,443
IFB Ser. 06-8, Class PS, IO, 1.469s, 2036	248,152	18,326	—	—	—	—
IFB Ser. 06-44, Class IS, IO, 1.469s, 2036	407,939	24,762	1,107,993	67,254	1,262,141	76,611
IFB Ser. 06-45, Class SM, IO, 1.469s, 2036	204,911	11,582	1,071,730	60,577	1,158,707	65,493
IFB Ser. 06-45, Class XS, IO, 1.469s, 2034	436,283	27,798	—	—	—	—
IFB Ser. 06-128, Class SC, IO, 1.469s, 2037	934,448	56,576	4,194,043	253,928	3,287,025	199,013
IFB Ser. 07-W6, Class 4A2, IO, 1.469s, 2037	699,722	41,737	4,946,553	295,049	3,975,651	237,137
IFB Ser. 05-95, Class OI, IO, 1.459s, 2035	—	—	124,881	10,304	125,761	10,377
IFB Ser. 06-92, Class JI, IO, 1.449s, 2036	277,695	17,982	700,155	45,337	909,565	58,897
IFB Ser. 06-92, Class LI, IO, 1.449s, 2036	486,189	29,074	1,277,335	76,385	1,072,578	64,140
IFB Ser. 06-96, Class ES, IO, 1.449s, 2036	276,341	17,512	1,670,564	105,865	1,274,386	80,759
IFB Ser. 06-99, Class AS, IO, 1.449s, 2036	389,865	24,080	997,572	61,614	1,249,126	77,151
IFB Ser. 06-85, Class TS, IO, 1.429s, 2036	327,929	19,604	1,243,039	74,309	1,460,227	87,293
IFB Ser. 06-61, Class SE, IO, 1.419s, 2036	434,566	25,201	1,368,052	79,335	1,527,208	88,564
IFB Ser. 07-76, Class SA, IO, 1.409s, 2037	517,117	27,261	1,240,086	65,373	1,240,086	65,373
IFB Ser. 07-W7, Class 2A2, IO, 1.399s, 2037	823,884	47,851	3,377,922	196,187	2,888,555	167,765
IFB Ser. 03-124, Class ST, IO, 1.369s, 2034	129,997	6,810	—	—	—	—
Ser. 06-116, Class ES, IO, 1.519s, 2036	351,208	21,292	837,294	50,761	1,005,453	60,956
IFB Ser. 06-70, Class WI, IO, 1.319s, 2036	194,170	8,313	923,295	39,529	782,225	33,489
IFB Ser. 07-W8, Class 2A2, IO, 1.319s, 2037	520,875	26,929	2,470,667	127,733	2,090,487	108,078
IFB Ser. 07-30, Class JS, IO, 1.309s, 2037	881,259	53,631	2,315,887	140,939	1,944,782	118,354
IFB Ser. 07-30, Class LI, IO, 1.309s, 2037	1,433,596	91,324	4,192,933	267,101	3,248,975	206,968
IFB Ser. 07-W2, Class 1A2, IO, 1.299s, 2037	1,037,817	58,498	5,324,368	300,117	4,487,992	252,973
IFB Ser. 07-W4, Class 2A2, IO, 1.289s, 2037	1,037,271	54,237	5,362,679	280,402	4,710,568	246,305
Ser. 06-104, Class SG, IO, 1.469s, 2036	727,127	45,657	1,839,017	115,475	2,253,376	141,493

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fannie Mae
IFB Ser. 07-54, Class IA, IO, 1.279s, 2037	$243,797	$15,288	$1,196,734	$75,043	$1,003,244	$62,910
IFB Ser. 07-54, Class IB, IO, 1.279s, 2037	243,797	15,288	1,196,734	75,043	1,003,244	62,910
IFB Ser. 07-54, Class IC, IO, 1.279s, 2037	243,797	15,288	1,196,734	75,043	1,003,244	62,910
IFB Ser. 07-54, Class ID, IO, 1.279s, 2037	243,797	15,288	1,196,734	75,043	1,003,244	62,910
IFB Ser. 07-54, Class IE, IO, 1.279s, 2037	243,797	15,288	1,196,734	75,043	1,003,244	62,910
IFB Ser. 07-54, Class IF, IO, 1.279s, 2037	361,825	22,689	1,781,073	111,685	1,491,806	93,546
IFB Ser. 07-54, Class UI, IO, 1.279s, 2037	159,016	10,677	1,586,259	106,512	1,297,493	87,122
IFB Ser. 06-115, Class JI, IO, 1.249s, 2036	1,228,517	75,205	3,557,199	217,759	2,796,252	171,176
IFB Ser. 06-123, Class BI, IO, 1.249s, 2037	2,213,659	131,521	6,438,059	382,506	5,063,745	300,854
IFB Ser. 07-15, Class CI, IO, 1.249s, 2037	1,677,275	102,738	4,871,636	298,401	3,835,118	234,911
IFB Ser. 06-123, Class LI, IO, 1.189s, 2037	820,899	47,208	2,379,684	136,850	1,872,387	107,677
Ser. 06-94, Class NI, IO, 1.37s, 2036	358,807	21,648	895,865	54,051	1,097,934	66,243
FRB Ser. 03-W17, Class 12, IO, 1.153s, 2033	—	—	1,738,779	66,769	1,669,321	64,102
IFB Ser. 07-39, Class AI, IO, 0.989s, 2037	415,701	21,636	2,112,108	109,928	1,778,011	92,539
IFB Ser. 07-32, Class SD, IO, 0.979s, 2037	286,644	14,373	1,419,843	71,195	1,192,439	59,792
IFB Ser. 07-33, Class SD, IO, 0.979s, 2037	1,598,249	75,979	4,772,023	226,857	3,641,508	173,114
IFB Ser. 05-74, Class SE, IO, 0.969s, 2035	2,018,933	87,682	2,741,142	119,048	2,505,758	108,825
IFB Ser. 05-82, Class SI, IO, 0.969s, 2035	849,714	34,042	2,894,641	115,966	2,787,206	111,662
IFB Ser. 07-1, Class CI, IO, 0.969s, 2037	281,009	14,398	1,383,642	70,895	1,159,393	59,405
IFB Ser. 07-30, Class UI, IO, 0.969s, 2037	239,510	12,700	1,175,690	62,341	985,603	52,262
IFB Ser. 07-32, Class SC, IO, 0.969s, 2037	376,459	18,619	1,880,384	92,999	1,578,452	78,066
IFB Ser. 07-W4, Class 1A2, IO, 0.959s, 2037	3,147,524	140,208	16,487,879	734,461	13,815,453	615,416
IFB Ser. 05-74, Class NI, IO, 0.949s, 2035	466,171	24,779	—	—	—	—
IFB Ser. 07-W5, Class 1A2, IO, 0.949s, 2037	558,137	16,744	2,718,823	81,565	2,277,826	68,335
IFB Ser. 07-4, Class PS, IO, 0.924s, 2037	1,164,095	53,839	5,638,890	260,799	4,755,513	219,942
IFB Ser. 05-58, Class IK, IO, 0.869s, 2035	266,814	15,481	923,305	53,572	891,214	51,710
Ser. 03-T2, Class 2, IO, 0.819s, 2042	716,445	15,927	6,895,781	153,293	4,903,169	108,997
IFB Ser. 07-75, Class ID, IO, 0.739s, 2037	149,708	7,216	1,404,873	67,719	1,129,252	54,433
Ser. 03-W6, Class 51, IO, 0.683s, 2042	490,885	8,173	2,195,768	36,560	1,739,011	28,955
Ser. 06-W3, Class 1AS, IO, zero %, 2046	1,574,231	61,985	4,614,623	181,701	4,621,828	181,984
Ser. 01-T12, Class IO, 0.564s, 2041	2,600,717	32,071	1,304,482	16,086	868,051	10,705
Ser. 03-W2, Class 1, IO, 0.47s, 2042	347,391	3,983	12,197,293	139,858	9,765,555	111,975
Ser. 01-50, Class B1, IO, 0.459s, 2041	3,215,402	29,214	2,273,593	20,657	1,522,172	13,830
Ser. 02-T4, Class IO, 0.453s, 2041	7,005,867	67,107	7,363,649	70,534	4,656,356	44,601
Ser. 02-T1, Class IO, IO, 0.427s, 2031	1,201,032	9,643	1,491,373	11,974	946,984	7,603
Ser. 03-W6, Class 3, IO, 0.367s, 2042	659,168	6,638	2,948,143	29,690	2,335,037	23,516
Ser. 02-W8, Class 1, IO, 0.353s, 2042	1,353,691	11,607	—	—	—	—
Ser. 03-W6, Class 23, IO, 0.351s, 2042	708,877	6,880	3,169,879	30,767	2,510,493	24,367
Ser. 01-79, Class BI, IO, 0.341s, 2045	1,169,093	9,116	7,967,820	62,131	5,665,605	44,179
Ser. 372, Class 1, Principal Only (PO),
zero %, 2036	2,062,622	1,546,876	11,283,959	8,462,477	9,305,721	6,978,885
Ser. 03-34, Class P1, PO, zero %, 2043	38,605	25,913	—	—	—	—
Ser. 04-38, Class AO, PO, zero %, 2034	333,181	235,725	926,476	655,482	859,986	608,440
Ser. 04-61, Class CO, PO, zero %, 2031	232,098	186,838	702,272	565,324	629,554	506,787
Ser. 06-56, Class XF, zero %, 2036	—	—	79,893	83,188	79,893	83,188
Ser. 07-15, Class IM, IO, zero %, 2009	427,139	4,742	1,238,139	13,747	1,046,208	11,616
Ser. 07-16, Class TS, IO, zero %, 2009	1,693,099	16,252	4,958,030	47,592	4,225,753	40,563
Ser. 07-31, Class TS, IO, zero %, 2009	1,090,102	9,918	3,160,166	28,751	2,668,773	24,280
FRB Ser. 05-36, Class QA, zero %, 2035	—	—	103,879	96,982	100,266	93,609
FRB Ser. 05-57, Class UL, zero %, 2035	153,694	155,084	530,791	535,595	512,677	517,317
FRB Ser. 05-65, Class CU, zero %, 2034	—	—	148,445	182,876	142,801	175,922
FRB Ser. 05-65, Class ER, zero %, 2035	165,778	162,184	562,857	550,656	541,889	530,142
FRB Ser. 05-79, Class FE, zero %, 2035	43,726	46,257	—	—	—	—
FRB Ser. 05-81, Class DF, zero %, 2033	—	—	60,717	64,454	58,819	62,440
FRB Ser. 06-1, Class HF, zero %, 2032	—	—	61,785	60,832	94,045	92,594
IFB Ser. 06-75, Class FY, zero %, 2036	—	—	266,362	275,685	208,979	216,293
FRB Ser. 06-104, Class EK, zero %, 2036	70,629	70,879	93,230	93,561	127,838	128,291
FRB Ser. 06-115, Class SN, zero %, 2036	91,680	98,886	506,076	545,850	431,815	465,753

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	$17,585	$19,154	$44,790	$48,790	$44,126	48,067
Ser. T-42, Class A5, 7 1/2s, 2042	111,875	117,558	262,488	275,823	440,152	462,512
Ser. T-51, Class 2A, 7 1/2s, 2042	115,123	120,862	253,746	266,394	294,731	309,423
Ser. T-58, Class 4A, 7 1/2s, 2043	530,805	560,682	172,518	182,229	94,948	100,293
Ser. T-41, Class 2A, 7s, 2032	13,091	13,590	37,179	38,596	37,441	38,867
Ser. T-58, Class 3A, 7s, 2043	20,852	21,781	18,880	19,720	—	—
Ser. T-60, Class 1A2, 7s, 2044	134,868	141,066	824,853	862,759	829,720	867,849
Ser. T-56, Class A, IO, 0.524s, 2043	633,331	9,064	2,224,665	31,839	1,774,362	25,395
Ser. T-56, Class 3, IO, 0.361s, 2043	598,864	1,377	1,988,852	4,574	1,624,796	3,737
Ser. T-56, Class 1, IO, 0.286s, 2043	752,954	1,054	2,501,012	3,501	2,042,944	2,860
Ser. T-56, Class 2, IO, 0.059s, 2043	691,140	553	2,295,055	1,836	1,874,885	1,500
FFCA Secured Lending Corp. Ser. 99-1A,
Class C1, 7.59s, 2025	100,000	75,070	—	—	—	—
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.348s, 2020	426,979	22,412	1,650,795	86,652	1,055,024	55,379
Ser. 00-1, Class A2, 7.77s, 2027	115,770	124,494	393,973	423,659	208,209	223,898
First Union National Bank-Bank
of America Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO, 1.95s, 2033	—	—	6,657,316	301,602	5,929,560	268,632
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	—	—	580,000	624,737	538,000	579,497
Ser. 97-C2, Class G, 7 1/2s, 2029	71,000	77,045	185,000	200,752	288,000	312,522
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2, Class G, 7s, 2035	—	—	717,000	752,929	703,000	738,227
Freddie Mac
IFB Ser. 3182, Class PS, 5.59s, 2032	85,113	95,316	497,059	556,645	495,357	554,739
IFB Ser. 3339, Class JS, 5.444s, 2037	—	—	546,909	618,846	454,951	514,792
IFB Ser. 3339, Class WS, 5.092s, 2037	—	—	597,868	709,537	497,070	589,912
IFB Ser. 3153, Class SQ, 5.025s, 2036	450,277	505,196	—	—	—	—
IFB Ser. 3202, Class PS, 4.725s, 2036	—	—	296,122	331,900	500,730	561,231
IFB Ser. 3153, Class SX, 4.488s, 2036	280,294	305,748	241,956	263,928	—	—
IFB Ser. 3202, Class HM, 4.487s, 2036	—	—	187,179	205,251	280,328	307,395
IFB Ser. 3331, Class SE, 4.485s, 2037	—	—	436,004	469,513	378,196	407,263
IFB Ser. 3349, Class SA, 4.485s, 2037	—	—	1,729,632	1,893,497	1,500,008	1,642,119
IFB Ser. 3149, Class SU, 3.843s, 2036	—	—	435,301	419,900	365,203	352,282
IFB Ser. 3114, Class GK, 3.39s, 2036	—	—	196,106	200,476	215,028	219,821
IFB Ser. 2976, Class KL, 3.291s, 2035	176,802	179,252	564,570	572,395	541,509	549,014
IFB Ser. 3081, Class DC, 3.274s, 2035	167,854	172,254	320,599	329,005	320,599	329,005
IFB Ser. 2979, Class AS, 3.181s, 2034	—	—	140,986	141,727	141,787	142,532
IFB Ser. 2990, Class DP, 3.181s, 2034	82,346	83,060	487,490	491,714	470,197	474,271
IFB Ser. 3153, Class UT, 2.924s, 2036	173,844	169,493	142,551	138,984	—	—
IFB Ser. 2927, Class SI, IO, 2.748s, 2035	222,724	26,235	792,203	93,316	760,862	89,625
IFB Ser. 3065, Class DC, 2.603s, 2035	175,847	166,399	500,950	474,033	502,666	475,656
IFB Ser. 3031, Class BS, 2.344s, 2035	204,624	191,798	—	—	—	—
IFB Ser. 2990, Class LB, 2.243s, 2034	174,432	162,408	591,884	551,085	566,481	527,433
IFB Ser. 2990, Class WP, 2.187s, 2035	77,020	75,010	363,532	354,046	351,209	342,045
IFB Ser. 2828, Class GI, IO, 1.748s, 2034	253,344	23,574	830,548	77,283	829,604	77,195
IFB Ser. 3184, Class SP, IO, 1.598s, 2033	191,866	14,217	1,809,687	134,098	1,453,897	107,734
IFB Ser. 2869, Class SH, IO, 1.548s, 2034	127,508	8,323	439,655	28,699	422,224	27,561
IFB Ser. 2869, Class JS, IO, 1.498s, 2034	582,271	37,279	1,908,885	122,213	1,906,715	122,074
IFB Ser. 3203, Class SH, IO, 1.388s, 2036	108,781	9,716	1,027,760	91,800	825,863	73,767
Ser. 3236, Class ES, IO, 0.948s, 2036	437,854	26,017	1,130,315	67,163	1,278,322	75,958
IFB Ser. 2755, Class SG, IO, 1.348s, 2031	356,046	21,114	1,725,541	102,325	1,455,016	86,282
IFB Ser. 2594, Class SE, IO, 1.298s, 2030	269,524	15,053	—	—	—	—
IFB Ser. 2815, Class PT, IO, 1.298s, 2032	255,303	18,735	907,170	66,572	871,203	63,933

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac
IFB Ser. 2828, Class TI, IO, 1.298s, 2030	$149,372	$10,272	$454,874	$31,281	$456,225	$31,374
IFB Ser. 3360, Class SC, 1.285s, 2037	—	—	988,565	928,015	759,519	712,999
IFB Ser. 3012, Class ST, 1.251s, 2035	82,520	78,651	—	—	—	—
IFB Ser. 3297, Class BI, IO, 1.008s, 2037	1,379,392	101,433	3,624,868	266,553	3,044,274	223,859
IFB Ser. 2922, Class SE, IO, 0.998s, 2035	330,647	20,562	1,150,949	71,575	1,103,464	68,622
IFB Ser. 3028, Class ES, IO, 0.998s, 2035	735,521	53,356	2,348,760	170,383	2,358,070	171,058
IFB Ser. 3281, Class BI, IO, 0.998s, 2037	291,245	20,284	708,381	49,335	594,702	41,418
IFB Ser. 3284, Class IV, IO, 0.998s, 2037	97,571	7,630	909,363	71,109	763,006	59,665
IFB Ser. 3287, Class SD, IO, 0.998s, 2037	594,048	38,725	1,730,284	112,794	1,354,996	88,330
IFB Ser. 3045, Class DI, IO, 0.978s, 2035	371,506	22,756	2,732,468	167,374	4,078,983	249,853
IFB Ser. 2927, Class ES, IO, 0.948s, 2035	177,205	9,665	628,212	34,263	603,563	32,919
IFB Ser. 2950, Class SM, IO, 0.948s, 2016	254,256	15,532	1,425,206	87,062	1,307,076	79,846
IFB Ser. 3054, Class CS, IO, 0.948s, 2035	170,543	8,866	510,868	26,560	514,675	26,758
IFB Ser. 3066, Class SI, IO, 0.948s, 2035	635,580	46,105	1,619,255	117,461	1,625,317	117,901
IFB Ser. 3107, Class DC, IO, 0.948s, 2035	385,683	28,864	2,289,042	171,309	2,523,495	188,855
IFB Ser. 3118, Class SD, IO, 0.948s, 2036	530,679	30,660	1,847,538	106,741	1,771,194	102,330
IFB Ser. 3129, Class SP, IO, 0.948s, 2035	146,557	8,058	980,600	53,918	1,059,652	58,265
IFB Ser. 3136, Class NS, IO, 0.948s, 2036	1,158,035	72,896	1,563,797	98,438	1,745,132	109,853
IFB Ser. 3256, Class S, IO, 0.938s, 2036	213,270	15,547	2,006,249	146,256	1,611,794	117,500
IFB Ser. 3031, Class BI, IO, 0.937s, 2035	158,120	12,530	444,320	35,208	445,901	35,333
IFB Ser. 3244, Class SB, IO, 0.908s, 2036	386,424	25,845	1,015,531	67,921	853,120	57,058
IFB Ser. 3244, Class SG, IO, 0.908s, 2036	445,128	30,591	1,169,551	80,377	981,899	67,481
IFB Ser. 2962, Class BS, IO, 0.898s, 2035	766,780	44,657	2,686,829	156,479	2,559,530	149,065
IFB Ser. 3114, Class TS, IO, 0.898s, 2030	920,777	51,543	2,981,606	166,904	3,004,786	168,202
IFB Ser. 3147, Class SH, IO, 0.898s, 2036	1,339,652	95,222	3,490,966	248,137	2,939,183	208,917
IFB Ser. 3236, Class IS, IO, 0.898s, 2036	722,907	46,640	1,900,840	122,636	1,595,348	102,927
IFB Ser. 3326, Class GS, IO, 0.898s, 2037	1,071,826	61,912	5,910,776	341,427	4,921,549	284,286
IFB Ser. 2990, Class LI, IO, 0.878s, 2034	244,189	17,432	863,329	61,630	826,307	58,988
IFB Ser. 3128, Class JI, IO, 0.878s, 2036	607,724	42,449	1,663,868	116,219	1,885,549	131,703
IFB Ser. 3065, Class DI, IO, 0.868s, 2035	83,116	6,549	351,582	27,704	353,245	27,835
IFB Ser. 3153, Class JI, IO, 0.868s, 2036	399,652	23,361	1,901,233	111,131	1,610,157	94,117
IFB Ser. 3229, Class BI, IO, 0.868s, 2036	91,009	5,445	303,953	18,186	386,127	23,103
IFB Ser. 3240, Class S, IO, 0.868s, 2036	1,413,192	94,557	4,118,710	275,584	3,244,763	217,108
IFB Ser. 3114, Class GI, IO, 0.848s, 2036	165,176	13,143	467,445	37,194	514,520	40,939
IFB Ser. 3145, Class GI, IO, 0.848s, 2036	495,842	36,430	1,357,583	99,744	1,538,823	113,059
IFB Ser. 3218, Class AS, IO, 0.828s, 2036	141,576	8,569	1,351,244	81,790	1,133,504	68,610
IFB Ser. 3221, Class SI, IO, 0.828s, 2036	589,113	36,706	1,548,578	96,487	1,299,861	80,990
IFB Ser. 3153, Class UI, IO, 0.818s, 2036	2,394,280	186,757	532,259	41,517	3,144,766	245,295
IFB Ser. 3202, Class PI, IO, 0.788s, 2036	1,595,430	99,968	4,194,049	262,795	3,521,516	220,655
IFB Ser. 3201, Class SG, IO, 0.748s, 2036	741,446	45,984	1,950,511	120,970	1,637,924	101,583
IFB Ser. 3203, Class SE, IO, 0.748s, 2036	661,163	40,412	1,736,549	106,142	1,458,631	89,155
IFB Ser. 3171, Class PS, IO, 0.733s, 2036	355,647	22,325	1,707,105	107,160	1,442,910	90,576
IFB Ser. 3152, Class SY, IO, 0.728s, 2036	454,461	31,136	1,267,979	86,871	1,392,002	95,368
IFB Ser. 3199, Class S, IO, 0.698s, 2036	323,029	19,274	853,913	50,951	1,248,926	74,520
IFB Ser. 3284, Class BI, IO, 0.698s, 2037	437,982	25,585	1,151,348	67,258	967,132	56,496
IFB Ser. 3284, Class LI, IO, 0.688s, 2037	1,804,668	112,370	5,526,680	344,126	4,298,529	267,654
IFB Ser. 3281, Class AI, IO, 0.678s, 2037	1,690,503	105,521	4,910,058	306,485	3,865,364	241,276
IFB Ser. 3012, Class UI, IO, 0.668s, 2035	104,438	6,114	—	—	—	—
IFB Ser. 3274, Class JS, IO, 0.658s, 2037	732,480	40,521	3,518,021	194,616	2,979,971	164,851
IFB Ser. 3311, Class IA, IO, 0.658s, 2037	345,486	22,316	1,688,396	109,060	1,414,154	91,346
IFB Ser. 3311, Class IB, IO, 0.658s, 2037	345,486	22,316	1,688,396	109,060	1,414,154	91,346
IFB Ser. 3311, Class IC, IO, 0.658s, 2037	345,486	22,316	1,688,396	109,060	1,414,154	91,346
IFB Ser. 3311, Class ID, IO, 0.658s, 2037	345,486	22,316	1,688,396	109,060	1,414,154	91,346
IFB Ser. 3311, Class IE, IO, 0.658s, 2037	345,486	22,316	2,501,364	161,573	2,075,849	134,087
IFB Ser. 3240, Class GS, IO, 0.628s, 2036	864,804	52,273	2,493,212	150,703	1,968,809	119,005
IFB Ser. 3339, Class TI, IO, 0.388s, 2037	235,194	12,807	2,217,546	120,749	1,781,745	97,019
IFB Ser. 3288, Class SJ, IO, 0.378s, 2037	362,031	16,742	1,848,808	85,498	1,559,372	72,113
IFB Ser. 3284, Class CI, IO, 0.368s, 2037	1,289,643	67,480	3,762,734	196,884	2,950,489	154,383

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac

IFB Ser. 3016, Class SQ, IO, 0.358s, 2035	$296,079	$11,442	$896,239	$34,634	$990,810	$38,289
IFB Ser. 3291, Class SA, IO, 0.358s, 2037	396,659	17,454	2,401,070	105,654	1,832,710	80,645
IFB Ser. 3012, Class WI, IO, 0.348s, 2035	162,882	8,939	—	—	—	—
IFB Ser. 3284, Class WI, IO, 0.348s, 2037	2,142,010	108,634	6,244,989	316,720	4,897,657	248,389
IFB Ser. 3286, Class SA, IO, 0.348s, 2037	253,199	10,761	2,410,182	102,433	2,021,753	85,924
IFB Ser. 3012, Class IG, IO, 0.328s, 2035	384,951	19,688	—	—	—	—
IFB Ser. 3235, Class SA, IO, 0.198s, 2036	345,445	14,005	905,178	36,698	760,165	30,819
Ser. 236, PO, zero %, 2036	99,407	74,887	—	—	—	—
Ser. 239, PO, zero %, 2036	305,562	227,535	2,301,426	1,713,743	2,297,010	1,710,455
Ser. 242, PO, zero %, 2036	5,383,093	4,054,358	9,449,446	7,116,992	10,276,338	7,739,778
Ser. 246, PO, zero %, 2037	945,983	711,766	9,459,832	7,117,662	7,604,870	5,721,972
Ser. 1208, Class F, PO, zero %, 2022	8,203	6,917	—	—	—	—
FRB Ser. 3003, Class XF, zero %, 2035	126,978	125,610	452,043	447,170	436,171	431,469
FRB Ser. 3036, Class AS, zero %, 2035	—	—	82,894	86,112	—	—
FRB Ser. 3117, Class AF, zero %, 2036	—	—	93,885	108,340	—	—
FRB Ser. 3122, Class GF, zero %, 2036	—	—	445,287	454,849	373,672	381,697
FRB Ser. 3147, Class SF, zero %, 2036	—	—	742,432	763,719	554,221	570,112
FRB Ser. 3149, Class XF, zero %, 2036	—	—	234,101	243,966	185,401	193,214
FRB Ser. 3174, Class SF, zero %, 2036	—	—	267,040	284,644	210,350	224,217
FRB Ser. 3231, Class X, zero %, 2036	—	—	136,566	146,467	148,153	158,894
FRB Ser. 3231, Class XB, zero %, 2036	—	—	394,453	402,107	320,493	326,712
FRB Ser. 3239, Class BF, zero %, 2036	235,060	266,058	606,067	685,992	492,045	556,934
FRB Ser. 3263, Class TA, zero %, 2037	—	—	153,658	182,136	124,482	147,553
Ser. 3300, PO, zero %, 2037	—	—	869,290	665,007	745,106	570,006
FRB Ser. 3326, Class WF, zero %, 2035	270,855	265,746	540,762	530,562	564,438	553,791
FRB Ser. 3326, Class XF, zero %, 2037	—	—	550,176	543,124	468,846	462,836
FRB Ser. 3326, Class YF, zero %, 2037	—	—	1,363,418	1,518,841	1,230,471	1,370,738
FRB Ser. 3327, Class YF, zero %, 2037	253,065	260,910	542,283	559,093	444,292	458,064
FRB Ser. 3349, Class DO, zero %, 2037	—	—	291,982	283,522	246,142	239,010
GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.054s, 2043	11,791,872	85,412	20,900,615	151,390	20,097,895	145,576
Ser. 05-C3, Class XC, IO, 0.059s, 2045	25,090,413	128,388	48,740,239	249,404	49,116,733	251,330
Ser. 07-C1, Class XC, IO, 0.042s, 2019	25,648,879	181,870	71,701,527	508,418	56,516,886	400,748
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.082s, 2036	56,000	58,180	75,000	77,920	112,000	116,360
Ser. 97-C1, Class X, IO, 1.315s, 2029	492,125	27,989	—	—	—	—
Ser. 05-C1, Class X1, IO, 0.166s, 2043	4,577,779	59,369	19,255,383	249,723	20,913,635	271,229
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	—	—	350,039	355,115	306,364	310,806
Ser. 06-C1, Class XC, IO, 0.056s, 2045	19,831,258	143,321	—	—	36,024,946	260,352
Government National Mortgage Association
IFB Ser. 07-26, Class WS, 8.445s, 2037	253,329	341,709	1,472,476	1,986,184	1,131,075	1,525,677
IFB Ser. 07-44, Class SP, 7.741s, 2036	—	—	729,287	842,566	574,920	664,221
IFB Ser. 06-34, Class SA, 6.563s, 2036	—	—	112,259	123,532	105,132	115,689
IFB Ser. 07-51, Class SP, 6.503s, 2037	144,518	155,985	277,077	299,061	464,452	501,304
Ser. 07-57, Class QA, 6s, 2037 ##	634,000	31,898	3,064,000	154,158	2,550,000	128,297
Ser. 07-58, Class PS, IO, 6s, 2037 ##	668,000	46,622	515,000	35,944	3,568,000	249,025
Ser. 07-58, Class SA, IO, 6s, 2037 ##	1,300,000	66,028	1,001,000	50,842	6,939,000	352,439
Ser. 07-59, Class PS, IO, 6s, 2037 ##	201,000	12,751	965,000	61,217	804,000	51,004
Ser. 07-59, Class SD, IO, 6s, 2037 ##	1,250,000	61,719	8,450,000	417,219	3,200,000	158,000
Ser. 07-59, Class SP, IO, 6s, 2037 ##	628,000	40,035	4,246,000	270,683	1,608,000	102,510
IFB Ser. 07-38, Class AS, 5.66s, 2037	294,457	347,110	1,275,979	1,504,142	1,079,675	1,272,735
IFB Ser. 05-7, Class JM, 4.37s, 2034	169,835	169,270	585,390	583,440	565,154	563,272
IFB Ser. 05-84, Class SB, 3.259s, 2035	85,805	80,536	—	—	—	—
IFB Ser. 05-68, Class DP, 2.572s, 2035	119,893	114,657	—	—	—	—
IFB Ser. 06-62, Class SI, IO, 1.884s, 2036	571,930	43,676	1,504,846	114,920	1,263,012	96,452
IFB Ser. 07-1, Class SL, IO, 1.864s, 2037	304,259	24,026	816,940	64,510	641,084	50,623
IFB Ser. 07-1, Class SM, IO, 1.854s, 2037	304,259	23,930	816,940	64,253	641,084	50,422

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Government National Mortgage Association
IFB Ser. 05-66, Class SP, 1.658s, 2035	$—	$—	$309,814	$288,620	$311,570	$290,255
IFB Ser. 05-84, Class SL, 1.658s, 2035	205,043	191,533	—	—	—	—
IFB Ser. 07-53, Class ES, IO, 1.4s, 2037	295,000	13,068	1,419,000	62,857	1,201,000	53,201
IFB Ser. 07-26, Class SG, IO, 1.354s, 2037	734,735	52,329	1,931,644	137,574	1,621,554	115,489
IFB Ser. 07-9, Class BI, IO, 1.324s, 2037	976,312	60,925	4,266,223	266,224	3,661,171	228,467
IFB Ser. 06-69, Class SA, IO, 1.304s, 2036	456,396	27,810	2,758,754	168,102	2,105,622	128,304
IFB Ser. 07-11, Class SA, IO, 1.304s, 2037	116,797	8,063	1,116,382	77,064	936,320	64,635
IFB Ser. 07-14, Class SB, IO, 1.304s, 2037	223,945	15,404	1,073,191	73,821	907,414	62,418
IFB Ser. 07-22, Class S, IO, 1.304s, 2037	394,056	30,191	1,026,903	78,676	864,760	66,254
IFB Ser. 07-25, Class SA, IO, 1.304s, 2037	323,276	18,800	1,598,958	92,989	1,341,499	78,016
IFB Ser. 07-25, Class SB, IO, 1.304s, 2037	536,212	31,184	3,123,389	181,644	2,620,085	152,374
IFB Ser. 07-26, Class LS, IO, 1.304s, 2037	1,527,524	106,419	4,016,053	279,790	3,372,417	234,949
IFB Ser. 07-26, Class SA, IO, 1.304s, 2037	911,697	55,204	4,470,567	270,697	3,748,090	226,951
IFB Ser. 07-51, Class SJ, IO, 1.254s, 2037	260,310	20,599	1,244,698	98,494	1,054,203	83,420
IFB Ser. 06-38, Class SG, IO, 1.154s, 2033	918,075	43,755	4,494,363	214,197	3,771,973	179,768
IFB Ser. 07-51, Class SG, IO, 1.084s, 2037	1,011,629	55,056	1,937,543	105,448	3,253,159	177,048
IFB Ser. 07-26, Class SD, IO, 1.048s, 2037	452,447	30,950	2,218,046	151,727	1,858,778	127,151
IFB Ser. 07-9, Class DI, IO, 1.014s, 2037	494,353	26,561	2,162,082	116,166	1,855,243	99,680
IFB Ser. 06-28, Class GI, IO, 1.004s, 2035	310,467	16,746	1,879,633	101,381	1,434,506	77,372
IFB Ser. 07-48, Class SB, IO, 0.898s, 2037	217,360	11,990	2,071,316	114,256	1,737,899	95,865
IFB Ser. 05-65, Class SI, IO, 0.854s, 2035	166,706	8,814	1,073,643	56,766	1,079,131	57,056
IFB Ser. 05-68, Class KI, IO, 0.804s, 2035	1,464,348	93,444	—	—	—	—
IFB Ser. 07-53, Class SG, IO, 0.797s, 2037	200,000	10,658	892,000	47,536	755,000	40,235
IFB Ser. 06-14, Class S, IO, 0.754s, 2036	352,166	16,913	1,690,396	81,182	1,431,331	68,740
IFB Ser. 07-9, Class AI, IO, 0.748s, 2037	517,698	31,180	1,976,996	119,071	1,576,080	94,924
IFB Ser. 06-11, Class ST, IO, 0.744s, 2036	218,968	10,374	1,046,552	49,584	886,696	42,010
IFB Ser. 07-36, Class SY, IO, 0.718s, 2037	310,526	17,460	1,501,209	84,408	1,268,808	71,341
IFB Ser. 07-1, Class S, IO, 0.704s, 2037	975,410	43,718	2,567,447	115,074	2,154,526	96,567
IFB Ser. 07-3, Class SA, IO, 0.704s, 2037	929,733	41,350	2,446,376	108,804	2,053,274	91,321
IFB Ser. 07-7, Class EI, IO, 0.704s, 2037	859,669	37,813	2,125,526	93,491	1,710,993	75,258
IFB Ser. 07-8, Class SA, IO, 0.704s, 2037	2,012,694	100,635	5,858,917	292,946	4,462,592	223,130
IFB Ser. 07-9, Class CI, IO, 0.704s, 2037	643,787	28,133	2,813,132	122,930	2,413,965	105,487
IFB Ser. 07-19, Class SJ, IO, 0.704s, 2037	391,330	17,386	1,931,251	85,800	1,620,821	72,008
IFB Ser. 07-23, Class ST, IO, 0.704s, 2037	258,365	10,492	2,466,207	100,152	2,068,795	84,013
IFB Ser. 07-27, Class SD, IO, 0.704s, 2037	441,183	19,323	1,152,613	50,482	967,354	42,368
IFB Ser. 07-53, Class SC, IO, 0.703s, 2037	340,000	14,447	1,621,000	68,878	1,369,000	58,170
IFB Ser. 07-53, Class SE, IO, 0.697s, 2037	200,000	10,098	300,000	15,146	—	—
IFB Ser. 07-21, Class S, IO, 0.448s, 2037	473,738	23,270	2,343,058	115,090	1,971,852	96,857
IFB Ser. 07-43, Class SC, IO, 0.348s, 2037	192,223	8,672	1,792,504	80,867	1,462,032	65,958
FRB Ser. 98-2, Class EA, PO, zero %, 2028	17,581	14,128	3,354	2,695	—	—
Ser. 99-31, Class MP, PO, zero %, 2029	13,889	11,590	65,619	54,757	32,809	27,378
FRB Ser. 07-35, Class UF, zero %, 2037	105,843	113,716	220,424	236,822	181,583	195,091
FRB Ser. 07-49, Class UF, zero %, 2037	109,714	107,931	210,532	207,111	175,937	173,078
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.857s, 2039	2,188,062	84,018	10,118,416	388,531	8,459,643	324,837
Greenwich Capital Commercial Funding Corp.
Ser. 07-GG9, Class A4, 5.444s, 2039	844,000	833,321	3,195,000	3,154,575	1,063,000	1,049,550
Ser. 05-GG5, Class XC, IO, 0.051s, 2037	12,849,367	51,197	40,928,679	163,075	41,040,905	163,522
Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.324s, 2039	3,161,942	73,120	17,184,252	397,386	8,795,058	203,386
Ser. 05-GG3, Class XC, IO, 0.142s, 2042	10,463,527	165,128	28,919,850	456,391	24,731,885	390,300
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045	318,000	319,623	1,426,000	1,433,277	1,118,000	1,123,706
FRB Ser. 07-GG10, Class AM, 5.993s, 2045	1,081,000	1,093,752	4,981,000	5,039,760	3,872,000	3,917,678
Ser. 06-GG8, Class A4, 5.56s, 2039	794,000	793,571	1,462,000	1,461,211	1,658,000	1,657,105
Ser. 04-GG2, Class A6, 5.396s, 2038	298,000	297,657	865,000	864,005	953,000	951,904

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 9.003s, 2015	$87,000	$86,130	$ 124,000	$122,760	$114,000	$112,860
FRB Ser. 07-EOP, Class J, 6.648s, 2009	130,000	125,450	383,000	369,595	240,000	231,600
Ser. 98-C1, Class F, 6s, 2030	—	—	280,000	279,958	282,000	281,958
Ser. 03-C1, Class X1, IO, 0.529s, 2040	6,997,268	120,714	5,754,185	99,269	8,292,645	143,061
Ser. 05-GG4, Class XC, IO, 0.178s, 2039	8,513,721	138,348	23,115,466	375,626	22,259,338	361,714
Ser. 04-C1, Class X1, IO, 0.158s, 2028	5,512,333	32,729	7,509,991	44,591	7,509,991	44,591
Ser. 06-GG6, Class XC, IO, 0.038s, 2038	3,475,650	10,726	34,778,406	107,324	25,128,250	77,544
GSR Mortgage Loan Trust
IFB Ser. 06-4F, Class 4A2, IO, 2.019s, 2036	—	—	920,626	46,654	782,244	39,641
IFB Ser. 06-7F, Class 5A2, IO, 1.969s, 2036	—	—	1,087,755	48,846	924,251	41,504
Ser. 05-AR2, Class 2A1, 4.838s, 2035	185,200	182,747	440,920	435,081	463,328	457,193
HVB Mortgage Capital Corp.
Ser. 03-FL1A, Class K, 8.67s, 2022	118,000	114,460	—	—	—	—
Home Equity Asset Trust FRB Ser. 04-8,
Class A4, 5.491s, 2035	479	479	—	—	—	—
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	64,000	68,575	204,000	218,584	204,000	218,584
FRB Ser. 07-LD12, Class AM, 6.261s, 2051	2,099,000	2,126,875	9,037,000	9,157,011	7,182,000	7,277,377
FRB Ser. 07-LD12, Class A3, 6.189s, 2051	3,282,000	3,329,195	14,127,000	14,330,146	11,228,000	11,389,459
FRB Ser. 07-LD11, Class A3, 6.007s, 2049	407,000	411,831	1,778,000	1,799,105	1,394,000	1,410,547
FRB Ser. 07-LD11, Class AM, 6.007s, 2049	479,000	477,055	2,228,000	2,218,954	1,721,000	1,714,013
FRB Ser. 07-CB19, Class AM, 5.937s, 2049	1,269,000	1,259,089	5,834,000	5,788,436	4,542,000	4,506,527
Ser. 07-CB20, Class A3, 5.863s, 2051	816,000	821,581	3,569,000	3,593,412	2,789,000	2,808,077
Ser. 07-CB20, Class A4, 5.837s, 2051	979,000	988,633	4,283,000	4,325,145	3,347,000	3,379,934
Ser. 06-CB15, Class A4, 5.814s, 2043	477,000	484,321	1,612,000	1,636,741	1,381,000	1,402,195
Ser. 06-CB14, Class AM, 5.629s, 2044	315,000	310,036	1,213,000	1,193,883	1,126,000	1,108,254
Ser. 06-CB16, Class A4, 5.552s, 2045	735,000	730,061	1,361,000	1,351,854	1,650,000	1,638,912
Ser. 06-CB14, Class A4, 5.481s, 2044	220,000	218,453	844,000	838,067	946,000	939,350
Ser. 07-CB18, Class AM, 5.466s, 2047	891,000	865,339	4,081,000	3,963,467	3,185,000	3,093,272
FRB Ser. 07-LDPX, Class AM, 5.464s, 2049	488,000	470,842	2,268,000	2,188,257	1,752,000	1,690,400
Ser. 05-LDP2, Class AM, 4.78s, 2042	100,000	93,176	420,000	391,339	400,000	372,704
Ser. 06-LDP8, Class X, IO, 0.574s, 2045	2,901,150	114,305	13,421,791	528,819	11,221,090	442,111
Ser. 06-CB17, Class X, IO, 0.514s, 2043	2,424,807	89,791	13,246,171	490,506	14,213,700	526,333
Ser. 06-LDP9, Class X, IO, 0.642s, 2047	3,224,841	100,776	5,624,002	175,750	5,271,566	164,736
Ser. 07-LDPX, Class X, IO, 0.347s, 2049	4,829,717	108,669	20,374,149	458,418	16,149,021	363,353
Ser. 06-CB16, Class X1, IO, 0.057s, 2045	3,311,004	50,658	15,317,755	234,362	12,806,337	195,937
Ser. 06-LDP7, Class X, IO, 0.009s, 2045	13,386,898	12,550	49,765,419	46,655	49,765,419	46,655
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	38,000	38,274	240,000	241,732	260,000	261,876
Ser. 06-FL2A, Class X1, IO, 0.855s, 2018	1,457,296	2,186	7,478,702	11,218	7,980,133	11,970
Ser. 03-ML1A, Class X1, IO, 0.616s, 2039	788,072	25,951	—	—	—	—
Ser. 05-LDP2, Class X1, IO, 0.128s, 2042	16,863,118	276,661	41,267,250	677,041	34,471,534	565,549
Ser. 05-LDP1, Class X1, IO, 0.098s, 2046	4,676,694	42,383	14,677,036	133,011	13,224,330	119,845
Ser. 05-CB12, Class X1, IO, 0.122s, 2037	4,181,916	39,859	11,970,168	114,091	11,506,800	109,674
Ser. 05-LDP3, Class X1, IO, 0.078s, 2042	16,296,116	122,221	17,315,240	129,864	29,082,026	218,115
Ser. 07-CB20, Class X1, IO, 0.049s, 2051	6,871,000	87,416	38,654,000	491,776	31,304,000	398,265
Ser. 05-LDP5, Class X1, IO, 0.044s, 2044	22,860,914	103,589	69,129,082	313,241	76,101,393	344,834
Ser. 06-LDP6, Class X1, IO, 0.049s, 2043	—	—	22,820,681	117,669	16,452,026	84,831
Ser. 06-CB14, Class X1, IO, 0.066s, 2044	12,331,503	53,950	27,586,336	120,690	29,995,897	131,232
Key Commercial Mortgage
Ser. 07-SL1, Class A2, 5.761s, 2040	1,091,000	1,063,896	—	—	—	—
Ser. 07-SL1, Class A1, 5.498s, 2040	848,492	843,620	—	—	—	—
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	—	—	149,428	151,325	136,004	137,731
Ser. 99-C1, Class G, 6.41s, 2031	—	—	159,961	166,594	145,590	151,627

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

LB Commercial Conduit Mortgage Trust 144A
Ser. 98-C4, Class G, 5.6s, 2035	$—	$—	$132,000	$133,099	$127,000	$128,057
Ser. 98-C4, Class H, 5.6s, 2035	—	—	223,000	211,612	215,000	204,021
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class AM, 6.114s, 2017	1,074,000	1,092,795	4,620,000	4,700,850	3,672,000	3,736,260
Ser. 07-C6, Class A2, 5.845s, 2012	1,022,000	1,045,915	4,401,000	4,503,983	3,498,000	3,579,853
Ser. 04-C7, Class A6, 4.786s, 2029	121,000	116,521	362,000	348,600	400,000	385,194
Ser. 07-C2, Class XW, IO, 0.73s, 2040	1,181,621	46,047	4,599,524	179,239	3,620,838	141,100
LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.992s, 2037	2,274,065	35,428	10,504,321	163,650	8,779,745	136,782
Ser. 06-C7, Class XW, IO, 0.914s, 2038	1,782,775	80,114	9,528,108	428,174	10,244,214	460,354
Ser. 05-C3, Class XCL, IO, 0.193s, 2040	3,215,718	66,010	14,408,237	295,763	11,878,487	243,834
Ser. 05-C2, Class XCL, IO, 0.154s, 2040	14,868,360	160,267	29,703,015	320,170	39,392,682	424,616
Ser. 05-C5, Class XCL, IO, 0.143s, 2020	5,002,010	68,196	13,937,851	190,024	15,019,903	204,776
Ser. 05-C7, Class XCL, IO, 0.094s, 2040	12,457,374	106,795	32,352,076	277,348	32,438,900	278,092
Ser. 06-C1, Class XCL, IO, 0.08s, 2041	10,556,988	111,288	—	—	30,739,232	324,041
Ser. 07-C2, Class XCL, IO, 0.075s, 2040	10,149,744	162,448	39,525,320	632,607	31,113,019	497,968
Ser. 06-C7, Class XCL, IO, 0.071s, 2038	3,357,809	58,020	16,465,449	284,506	15,422,750	266,490
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 6.703s, 2017	175,000	175,191	184,000	184,201	214,000	214,234
FRB Ser. 05-LLFA, 6.553s, 2018	23,000	22,943	93,000	92,768	89,000	88,778
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 10.133s, 2036	—	—	167,742	188,805	167,742	188,805
FB Ser. 07-5, Class 4A3, 9.293s, 2036	180,015	197,166	781,003	855,415	666,618	730,132
IFB Ser. 06-7, Class 4A2, IO, 2.619s, 2036	—	—	919,961	60,171	990,271	64,770
IFB Ser. 07-5, Class 8A2, IO, 2.589s, 2036	—	—	1,381,064	86,178	1,173,998	73,258
IFB Ser. 07-4, Class 3A2, IO, 2.069s, 2037	302,756	18,118	1,224,564	73,283	1,052,390	62,979
IFB Ser. 06-5, Class 2A2, IO, 2.019s, 2036	638,129	34,767	1,764,837	96,153	1,985,761	108,189
Ser. 07-1, Class 3A2, IO, 2.119s, 2037	—	—	1,256,787	94,325	1,143,393	85,814
IFB Ser. 07-2, Class 2A13, IO, 1.559s, 2037	—	—	1,914,709	118,702	1,642,287	101,813
IFB Ser. 07-4, Class 2A2, IO, 1.539s, 2037	1,156,679	66,776	4,741,894	273,753	4,054,777	234,085
IFB Ser. 07-1, Class 2A3, IO, 1.499s, 2037	1,379,504	88,556	3,354,681	215,350	1,999,760	128,373
IFB Ser. 06-9, Class 2A2, IO, 1.489s, 2037	1,363,306	83,485	1,824,980	111,757	1,674,865	102,564
Ser. 06-9, Class 2A3, IO, 1.489s, 2036	—	—	2,606,387	159,710	2,401,412	147,150
IFB Ser. 06-8, Class 2A2, IO, 1.449s, 2036	—	—	546,323	24,753	1,274,753	57,758
IFB Ser. 06-7, Class 2A4, IO, 1.419s, 2036	—	—	2,993,838	132,754	3,218,242	142,705
IFB Ser. 06-7, Class 2A5, IO, 1.419s, 2036	—	—	2,714,075	154,099	2,917,468	165,647
IFB Ser. 06-6, Class 1A2, IO, 1.369s, 2036	—	—	1,070,708	47,740	1,184,267	52,803
IFB Ser. 06-6, Class 1A3, IO, 1.369s, 2036	—	—	1,481,871	75,371	1,634,498	83,134
IFB Ser. 06-6, Class 5A2, IO, 1.369s, 2036	678,360	19,668	1,491,713	43,251	1,267,176	36,741
IFB Ser. 07-5, Class 10A2, IO, 1.209s, 2037	575,005	22,865	2,358,592	93,791	2,016,909	80,204
IFB Ser. 06-5, Class 1A3, IO, 0.269s, 2036	173,265	1,519	500,722	4,390	534,934	4,690
IFB Ser. 06-7, Class 1A3, IO, 0.219s, 2036	—	—	1,277,086	13,073	1,370,947	14,033
IFB Ser. 06-9, Class 1A6, IO, 0.019s, 2037	—	—	1,563,032	12,388	1,432,319	11,352
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 7.286s, 2034	19,839	19,632	48,852	48,343	48,976	48,465
Ser. 04-13, Class 3A6, 3.786s, 2034	266,000	258,339	771,000	748,795	838,000	813,866
Ser. 04-03, Class 4AX, IO, 1.417s, 2034 (F)	150,109	2,299	512,352	7,847	492,383	7,541
Ser. 05-2, Class 7AX, IO, 0.168s, 2035 (F)	383,928	1,141	1,307,933	3,886	1,259,491	3,742
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.062s, 2049	16,176,341	233,799	47,342,125	684,242	40,489,266	585,196
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 6.253s, 2022	554,812	557,861	491,834	494,536	579,804	582,990
Ser. 06-1, Class X1TM, IO, 6.166s, 2022	5,468,000	612	4,841,000	542	5,713,000	640
Ser. 06-1, Class X1A, IO, 1.474s, 2022	11,291,251	170,453	10,075,833	152,105	11,925,664	180,030
Merrill Lynch Mortgage Investors, Inc.
Ser. 98-C3, Class E, 7.108s, 2030	—	—	137,000	147,785	127,000	136,997
FRB Ser. 05-A9, Class 3A1, 5.279s, 2035	448,184	443,422	1,301,640	1,287,810	1,415,275	1,400,238
Ser. 96-C2, Class JS, IO, 2.264s, 2028	294,986	23,507	173,976	13,864	66,380	5,290

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A4, 6.022s, 2050	$191,000	$194,505	$645,000	$656,837	$552,000	$562,130
FRB Ser. 07-C1, Class AM, 6.022s, 2050	191,000	192,100	884,000	889,092	702,000	706,044
Ser. 05-MCP1, Class XC, IO, 0.091s, 2043	4,474,876	58,034	15,146,408	196,430	14,568,910	188,941
Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.236s, 2044	2,449,984	20,480	7,386,883	61,750	8,129,361	67,956
Ser. 04-KEY2, Class XC, IO, 0.247s, 2039	2,891,921	61,114	7,891,594	166,772	9,339,953	197,379
Merrill Lynch/Countrywide Commercial
Mortgage Trust FRB Ser. 07-8,
Class A2, 6.119s, 2049	382,000	389,329	1,724,000	1,757,076	1,346,000	1,371,824
Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.134s, 2039	4,526,739	21,926	20,040,052	97,069	21,680,017	105,013
Ser. 06-3, Class XC, IO, 0.055s, 2046	4,399,041	70,825	20,351,166	327,654	17,014,272	273,930
Ser. 07-7, Class X, IO, 0.02s, 2050	11,860,000	45,865	77,750,000	300,674	61,453,000	237,650
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	207,611	60,272	528,464	153,420	517,537	150,247
Ser. 05-C3, Class X, IO, 5.555s, 2044	408,011	114,881	645,525	181,756	646,511	182,033
Ser. 06-C4, Class X, IO, 5.476s, 2016	1,015,000	336,780	2,542,000	843,442	2,615,000	867,664
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.709s, 2043	983,896	39,702	2,854,281	115,175	4,592,825	185,328
Morgan Stanley Capital I
Ser. 98-CF1, Class D, 7.35s, 2032	67,000	68,629	—	—	—	—
FRB Ser. 06-IQ11, Class A4, 5.944s, 2042	477,000	481,894	1,612,000	1,628,541	1,381,000	1,395,170
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	230,000	228,692	1,062,000	1,055,961	825,000	820,309
Ser. 07-HQ11, Class A4, 5.447s, 2044	1,452,000	1,440,373	5,543,000	5,498,613	1,850,000	1,835,186
Ser. 05-HQ6, Class A4A, 4.989s, 2042	278,000	273,313	827,000	813,057	915,000	899,573
Ser. 04-HQ4, Class A7, 4.97s, 2040	144,000	140,390	427,000	416,295	473,000	461,142
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	14,000	14,050	124,000	124,439	115,000	115,408
Ser. 04-RR, Class F5, 6s, 2039	—	—	395,000	327,495	340,000	281,895
Ser. 04-RR, Class F6, 6s, 2039	—	—	395,000	305,103	350,000	270,345
Ser. 05-HQ5, Class X1, IO, 0.095s, 2042	3,252,781	24,523	8,918,450	67,237	7,020,273	52,926
Ser. 05-HQ6, Class X1, IO, 0.1s, 2042	8,212,191	82,964	18,116,664	183,025	17,996,491	181,811
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.353s, 2035	365,351	363,232	644,307	640,571	1,082,519	1,076,242
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.236s, 2030	53,000	53,787	215,000	218,193	206,000	209,060
Ser. 97-MC2, Class X, IO, 1.328s, 2012	76,982	114	21,328	32	—	—
Permanent Financing PLC FRB Ser. 8,
Class 2C, 6.124s, 2042 (United Kingdom)	165,000	163,918	—	—	—	—
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	—	—	813,000	833,488	757,000	776,076
Ser. 00-C1, Class J, 6 5/8s, 2010	—	—	118,000	102,609	189,000	164,349
Ser. 00-C2, Class J, 6.22s, 2033	—	—	276,000	278,067	291,000	293,180
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.419s, 2036	100,338	1,521	281,717	4,270	292,329	4,431
Residential Funding Mortgage Securities I
ISer. 04-S5, Class 2A1, 4 1/2s, 2019	331,666	316,770	1,172,604	1,119,939	1,302,445	1,243,949
Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.841s, 2036	2,697,432	128,514	10,011,268	476,968	8,769,829	417,822
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	—	—	200,000	203,387	200,000	203,387
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	—	—	172,000	159,745	165,000	153,244
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	—	—	116,000	104,015	112,000	100,428
Ser. 04-1A, Class K, 5s, 2018 (Cayman Islands)	100,000	95,469	—	—	—	—
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	—	—	76,000	69,665	74,000	67,831

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 3.1%		Balanced 12.2%		Conservative 22.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-8, Class 1A3, 7.209s, 2034	$13,142	$13,345	$6,497	$6,598	$11,961	$12,145
FRB Ser. 05-18, Class 6A1, 5.242s, 2035	200,412	199,374	493,027	490,473	521,200	518,500
Wachovia Bank Commercial Mortgage Trust
Ser. 04-C15, Class A4, 4.803s, 2041	215,000	206,857	637,000	612,873	705,000	678,298
Ser. 06-C28, Class XC, IO, 0.564s, 2048	3,141,001	79,059	10,944,097	275,463	11,026,939	277,548
Ser. 06-C29, Class IO, 0.528s, 2048	17,925,009	495,806	47,121,992	1,303,394	42,931,860	1,187,495
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 9.053s, 2018	—	—	164,000	163,029	156,000	155,076
Ser. 03-C3, Class IOI, IO, 0.504s, 2035	500,342	15,182	3,759,303	114,072	3,762,896	114,181
Ser. 07-C31, IO, 0.435s, 2047	9,194,326	178,738	35,803,283	696,016	28,182,760	547,873
Ser. 05-C18, Class XC, IO, 0.107s, 2042	12,754,198	130,220	21,763,333	222,204	25,129,868	256,576
Ser. 06-C27, Class XC, IO, 0.074s, 2045	3,780,665	36,672	17,489,443	169,648	14,621,765	141,831
Wachovia Bank Commercial Mortgage Trust 144A
Ser. 06-C23, Class XC, IO, 0.06s, 2045	4,880,781	29,480	32,170,231	194,308	35,313,128	213,291
Ser. 06-C26, Class XC, IO, 0.053s, 2045	17,858,179	66,254	14,224,757	52,774	8,809,503	32,683
WAMU Commercial Mortgage Securities
Trust 144A
Ser. 07-SL2, Class A1, 5.424s, 2049	1,873,009	1,838,549	—	—	—	—
Ser. 07-SL2, Class X, IO, 1.077s, 2049	1,369,161	60,703	5,825,858	258,295	4,614,982	204,610
Washington Mutual 144A Ser. 06-SL1,
Class X, IO, 0.938s, 2043	449,521	22,423	2,404,394	119,938	2,584,996	128,947
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	—	—	46,000	42,307	44,000	40,468
Ser. 05-C1A, Class F, 5.3s, 2036	107,000	99,330	—	—	—	—
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.3s, 2036	276,642	273,340	639,736	632,100	642,502	634,833
Ser. 05-AR16, Class 2A1, 4.944s, 2035	—	—	—	—	90,558	89,812
Ser. 05-AR2, Class 2A1, 4.545s, 2035	123,112	120,756	309,809	303,879	324,691	318,476
Ser. 04-R, Class 2A1, 4.362s, 2034	125,629	123,195	316,099	309,974	331,730	325,303
Ser. 05-AR9, Class 1A2, 4.353s, 2035	379,605	371,277	—	—	138,410	135,373
Ser. 05-AR12, Class 2A5, 4.318s, 2035	1,425,000	1,394,273	4,555,000	4,456,783	4,382,000	4,287,513
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	—	—	9,846,000	80,079	9,480,000	77,103

Total collateralized mortgage
obligations (cost $83,123,972, $286,503,071
and $248,938,238)		$83,678,855		$290,122,264		$251,978,541

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS*	Growth 2.0%		Balanced 8.0%		Conservative 12.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
U.S. Government Guaranteed Mortgage Obligations		0.5%		3.1%		2.8%

Government National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
February 20, 2026 to August 20, 2037	$12,537,614	$12,816,534	$72,115,420	$73,719,543	$30,124,234	$30,794,072
6 1/2s, TBA, October 1, 2037	1,300,000	1,328,031	—	—	—	—

		14,144,565		73,719,543		30,794,072

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS*	Growth 2.0%		Balanced 8.0%		Conservative 12.9%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Government Agency Mortgage Obligations		1.5%		4.9%		10.1%

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2013
to October 1, 2021	$466,122	$472,918	$48,928	$49,572	$58,128	$58,893
5 1/2s, with due dates from June 1, 2035 to
November 1, 2036	75,462	73,938	357,696	351,422	357,696	351,422
5 1/2s, with due dates from August 1, 2012
to April 1, 2020	614,742	614,442	301,450	303,504	355,929	358,636
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from October 1, 2029
to January 1, 2036	1,222,904	1,276,537	2,380,140	2,485,949	2,929,793	3,033,367
7s, March 1, 2018	—	—	—	—	449,001	470,832
6 1/2s, with due dates from
July 1, 2034 to September 1, 2037	10,206,218	10,395,286	26,816,296	27,312,814	19,703,002	20,069,380
6 1/2s, TBA, October 1, 2037	3,600,000	3,665,250	12,000,000	12,217,500	13,500,000	13,744,688
6s, with due dates from
September 1, 2035 to August 1, 2037	—	—	943,889	945,875	925,103	926,800
Federal National Mortgage Association
Pass-Through Certificates
6s, with due dates from October 1, 2008
to September 1, 2021	2,572,834	2,608,788	4,560,901	4,611,632	2,383,556	2,409,235
6s, TBA, October 1, 2037	1,900,000	1,902,969	—	—	—	—
5 1/2s, with due dates from
August 1, 2022 to August 1, 2037	1,149,723	1,137,940	37,844,634	37,171,566	17,175,044	17,056,388
5 1/2s, with due dates from
February 1, 2014 to July 1, 2022	7,851,295	7,840,066	438,864	437,938	20,423,588	20,395,943
5s, with due dates from May 1, 2034
to July 1, 2037	2,325,258	2,221,050	11,376,014	10,871,135	7,402,563	7,073,496
5s, May 1, 2021	—	—	232,138	227,786	—	—
5s, TBA, October 1, 2037	5,600,000	5,344,500	14,600,000	13,933,875	12,600,000	12,025,125
4 1/2s, with due dates from
November 1, 2020 to November 1, 2035	2,640,714	2,515,936	2,511,695	2,388,791	11,423,030	10,986,038
4 1/2s, with due dates from
April 1, 2020 to October 1, 2020	1,094,719	1,058,920	3,886,856	3,759,469	2,250,232	2,176,485

		41,128,540		117,068,828		111,136,728

Total U.S. government and agency mortgage
obligations (cost $55,163,448, $190,755,178
and $141,520,751)		$55,273,105		$190,788,371		$141,930,800

U.S. TREASURY OBLIGATIONS*	Growth 0.1%		Balanced 0.1%		Conservative —%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$200,000	$198,500	$3,400,000	$3,374,500	$—	$—
4 1/4s, November 15, 2013	20,000	19,942	100,000	99,711	—	—
3 1/2s, November 15, 2009	1,700,000	1,683,266	—	—	—	—

Total U.S. treasury obligations
(cost $1,904,462, $3,517,006 and $—)		$1,901,708		$3,474,211		$—

ASSET-BACKED SECURITIES*	Growth 1.0%		Balanced 3.9%		Conservative 7.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-4, Class A2C, 5.341s, 2035	$—	$—	$143,000	$140,439	$112,000	$109,994
Ace Securities Corp. FRB Ser. 06-HE3,
Class A2C, 5.281s, 2036	119,000	113,838	549,000	525,185	436,000	417,087
Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.964s, 2035	683,482	667,353	1,879,575	1,835,221	1,339,600	1,307,989
Advanta Business Card Master Trust FRB
Ser. 04-C1, Class C, 6.546s, 2013	159,000	154,581	—	—	212,000	206,109
Aegis Asset Backed Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	9,445	8,961	14,628	13,878	14,210	13,482
Ser. 04-6N, Class Note, 4 3/4s, 2035	9,064	8,600	12,811	12,154	12,690	12,040
AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 5.915s, 2029	350,644	351,541	652,545	654,215	464,209	465,397
American Express Credit Account Master
Trust 144A Ser. 04-C, Class C, 6.253s, 2012	75,095	74,689	458,341	455,858	367,708	365,717
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 7.631s, 2036	—	—	142,000	42,600	261,000	78,300
FRB Ser. 04-R10, Class A5, 5.521s, 2034	451	450	—	—	—	—
FRB Ser. 04-R11, Class A2, 5.501s, 2034 (F)	9,862	9,639	—	—	—	—
AMP CMBS 144A FRB Ser. 06-1A, Class A,
6.444s, 2047 (Cayman Islands) (F)	—	—	—	—	440,000	312,374
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	—	—	286,000	291,996	223,000	227,675
Ser. 04-1A, Class E, 6.42s, 2039	—	—	240,272	235,256	227,202	222,458
Argent Securities, Inc. FRB Ser. 06-W4,
Class A2C, 5.291s, 2036	211,000	204,670	975,000	945,750	775,000	751,750
Asset Backed Funding Certificates FRB
Ser. 05-WMC1, Class M1, 5.571s, 2035	29,000	27,260	583,000	548,020	404,000	379,760
Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 7.631s, 2036	—	—	89,000	19,630	58,000	12,793
Asset Backed Funding Corp. NIM Trust 144A FRB
Ser. 05-OPT1, Class B1, 7.631s, 2035	50,000	18,471	—	—	117,000	43,223
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 04-HE7, Class A2, 5.511s, 2034	3,337	3,294	—	—	—	—
FRB Ser. 04-HE6, Class A2, 5.491s, 2034	77,763	76,840	275,390	272,120	264,196	261,059
FRB Ser. 06-HE2, Class A3, 5.321s, 2036	58,000	56,435	270,000	262,714	215,000	209,198
FRB Ser. 06-HE4, Class A5, 5.291s, 2036	157,000	150,709	720,000	691,150	578,000	554,840
FRB Ser. 06-HE7, Class A4, 5.271s, 2036	—	—	324,000	309,835	252,000	240,983
Banc of America Mortgage Securities FRB
Ser. 03-F, Class 2A1, 3.734s, 2033	111,563	110,256	306,519	302,927	218,878	216,313
Bank One Issuance Trust FRB Ser. 03-C4,
Class C4, 6.783s, 2011	110,000	109,828	280,000	279,563	250,000	249,609
Bay View Auto Trust
Ser. 05-LJ2, Class D, 5.27s, 2014	62,000	60,508	139,000	135,656	134,000	130,776
Ser. 05-LJ2, Class C, 4.92s, 2014	100,000	98,910	46,000	45,499	45,000	44,510
Bayview Commercial Asset Trust 144A
Ser. 06-4A, Class IO, IO, 1.14s, 2036	374,669	46,184	1,089,063	134,246	1,289,015	158,893
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 6.005s, 2039	—	—	861,452	861,449	1,131,240	1,131,236
FRB Ser. 04-D, Class A, 5.519s, 2044	95,439	83,986	311,956	274,522	304,549	268,003
Ser. 05-B, Class A, IO, 4.466s, 2039	946,881	95	909,229	91	2,369,173	237
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 6.481s, 2038	50,647	50,282	150,763	149,678	117,784	116,936
FRB Ser. 03-SSRA, Class A, 5.831s, 2038	50,647	50,647	150,763	150,763	117,784	117,784
FRB Ser. 04-SSRA, Class A1, 5.731s, 2039	121,910	121,606	174,107	173,672	168,712	168,290
Bear Stearns Asset Backed Securities Trust IFB
Ser. 07-AC5, Class A6, IO, 1.419s, 2037	808,179	32,327	5,072,388	202,896	4,153,036	166,121

ASSET-BACKED SECURITIES*	Growth 1.0%		Balanced 3.9%		Conservative 7.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 7.131s, 2035	$—	$—	$146,000	$28,470	$161,000	$31,395
FRB Ser. 06-PC1, Class M9, 6.881s, 2035	—	—	—	—	100,000	24,000
FRB Ser. 03-3, Class A2, 5.721s, 2043	125,204	123,169	434,763	427,698	343,078	337,503
FRB Ser. 03-1, Class A1, 5.631s, 2042	128,208	126,124	365,779	359,835	260,232	256,004
FRB Ser. 05-3, Class A1, 5.581s, 2035	128,548	126,459	—	—	—	—
FRB Ser. 03-ABF1, Class A, 5.501s, 2034	28,062	27,606	—	—	—	—
FRB Ser. 06-2, Class A1, 5.261s, 2036	266,930	262,092	—	—	—	—
Bear Stearns Asset Backed
Securities, Inc. 144A FRB Ser. 06-HE2,
Class M10, 7.381s, 2036	—	—	108,000	25,920	—	—
Bombardier Capital Mortgage Securitization Corp.
Ser. 99-B, Class A2, 6.975s, 2012	—	—	51,727	33,105	66,700	42,688
Ser. 01-A, Class A, 6.805s, 2030	134,130	137,235	205,532	210,291	196,523	201,073
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	6,777	6,695	26,717	26,396	24,781	24,483
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.833s, 2010	170,000	170,104	470,000	470,288	420,000	420,257
Chase Funding Loan Acquisition Trust
FRB Ser. 04-AQ1, Class A2, 5.531s, 2034	81,326	78,483	—	—	—	—
Chase Funding Net Interest Margin 144A
Ser. 04-OPT1, Class Note, 4.458s, 2034	13,691	12,596	26,191	24,096	32,824	30,198
Citibank Credit Card Issuance Trust FRB
Ser. 01-C1, Class C1, 6.44s, 2010	110,000	109,948	240,000	239,888	210,000	209,902
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 7.631s, 2035	41,000	12,300	—	—	—	—
FRB Ser. 05-HE4, Class M12, 7.181s, 2035	49,000	9,800	—	—	—	—
Ser. 03-HE3, Class A, 5.885s, 2033	740,080	724,279	—	—	—	—
FRB Ser. 05-OPT1, Class M1, 5.551s, 2035	49,000	46,526	222,000	210,791	174,000	165,215
IFB Ser. 07-6, Class 2A5, IO, 1.519s, 2037	692,367	27,348	1,748,831	69,079	1,486,410	58,713
Citigroup Mortgage Loan Trust, Inc.
144A FRB Ser. 03-HE4, Class A, 5.541s, 2033	278,957	271,336	—	—	—	—
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	123,976	21,615	467,494	81,506	294,444	51,335
Ser. 00-4, Class A6, 8.31s, 2032	160,549	132,804	2,682,750	2,219,136	2,633,198	2,178,147
Ser. 00-5, Class A6, 7.96s, 2032	554,000	509,441	2,190,000	2,013,854	2,006,000	1,844,653
Ser. 02-1, Class M1F, 7.954s, 2033	—	—	510,000	502,017	676,000	665,419
FRB Ser. 02-1, Class M1A, 7.715s, 2033	725,000	689,595	1,996,000	1,898,525	1,264,000	1,202,273
Ser. 02-2, Class M1, 7.424s, 2033	83,000	85,632	216,000	222,850	154,000	158,884
Ser. 01-4, Class A4, 7.36s, 2033	444,396	464,288	1,113,181	1,163,008	1,089,515	1,138,283
Ser. 00-6, Class A5, 7.27s, 2031	190,357	191,432	495,095	497,890	352,328	354,317
Ser. 01-1, Class A5, 6.99s, 2032	635,479	595,283	3,228,894	3,024,657	2,816,890	2,638,714
Ser. 01-3, Class A4, 6.91s, 2033	—	—	368,240	367,152	362,618	361,546
Ser. 02-1, Class A, 6.681s, 2033	204,270	208,527	637,667	650,956	519,861	530,695
Countryplace Manufactured Housing
Contract Ser. 05-1, Class A1, 4.23s, 2035	26,550	26,491	—	—	—	—
Countrywide Alternative Loan Trust
Ser. 07-25, Class 1A3, 6 1/2s, 2037	1,681,000	1,663,139	10,051,000	9,944,208	8,538,000	8,447,284
Ser. 05-24, Class IIAX, IO, 1.691s, 2035	786,728	20,841	2,185,540	57,897	2,090,243	55,373
Ser. 05-24, Class 1AX, IO, 1.222s, 2035	1,888,053	37,130	2,744,694	53,977	2,629,999	51,722
Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 5.521s, 2034	39,523	38,511	353,684	344,622	296,353	288,761
FRB Ser. 04-5, Class 4A3, 5.451s, 2034	42,924	41,454	151,196	146,016	145,558	140,571
FRB Ser. 05-14, Class 3A2, 5.371s, 2036	36,000	35,124	163,000	159,034	128,000	124,886
Countrywide Asset Backed NIM
Certificates 144A
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	—	—	225	90	214	85
Ser. 04-14, Class N, 5s, 2036	2,079	1,954	8,190	7,699	8,107	7,620

ASSET-BACKED SECURITIES*	Growth 1.0%		Balanced 3.9%		Conservative 7.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.366s, 2046	$765,595	$25,839	$2,266,381	$76,490	$2,497,930	$84,305
Ser. 05-9, Class 1X, IO, 1.839s, 2035	565,804	10,432	2,005,877	36,983	1,918,485	35,372
Ser. 05-2, Class 2X, IO, zero %, 2035	847,454	18,008	2,356,848	50,083	2,251,122	47,836
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	122,785	126,468	—	—	229,743	236,635
IFB Ser. 05-R1, Class 1AS, IO, 0.621s, 2035	278,232	9,713	1,989,331	69,444	1,983,843	69,253
IFB Ser. 05-R2, Class 1AS, IO, 0.241s, 2035	263,985	9,012	1,708,985	58,343	1,574,888	53,765
Credit-Based Asset Servicing and
Securitization FRB Ser. 02-CB2,
Class A2, 5.681s, 2032	42,975	42,653	—	—	—	—
Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038 (Cayman Islands)	—	—	339,000	298,625	313,000	275,722
CS First Boston Mortgage
Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034	56,025	33,615	78,257	46,954	85,371	51,223
DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031	—	—	204,000	203,561	214,000	213,539
FHLMC Structured Pass Through
Securities IFB Ser. T-56, Class 2ASI,
IO, 2.969s, 2043	170,844	14,895	767,280	66,897	609,955	53,180
Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3, 5.671s, 2035	—	—	143,000	130,130	138,000	125,580
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	—	—	16,152	15	14,683	13
First Franklin Mortgage Loan Asset
Backed Certificates
FRB Ser. 04-FF10, Class A2, 5.531s, 2032	20,367	20,049	—	—	—	—
FRB Ser. 06-FF7, Class 2A3, 5.281s, 2036	163,000	155,207	744,000	708,428	583,000	555,125
First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.761s, 2035	458,641	454,742	1,260,960	1,250,242	898,525	890,887
Ford Credit Auto Owner Trust Ser. 04-A,
Class C, 4.19s, 2009	140,000	138,141	240,000	236,813	130,000	128,273
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 5.461s, 2036	231,000	219,450	1,045,000	992,750	816,000	775,200
FRB Ser. 06-2, Class 2A3, 5.301s, 2036	392,000	380,240	1,688,000	1,637,360	1,342,000	1,301,740
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	—	—	42,218	338	40,939	328
Ser. 04-3, Class A, 4 1/2s, 2034	446	6	1,473	21	1,141	17
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 6.431s, 2019	—	—	269,000	269,000	271,000	271,000
Ser. 04-1A, Class B, 6.355s, 2018	23,070	23,088	25,146	25,166	24,454	24,473
Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	—	—	443,000	440,777	442,000	439,782
GEBL 144A
Ser. 04-2, Class D, 8.503s, 2032	—	—	132,029	108,264	162,381	133,152
Ser. 04-2, Class C, 6.603s, 2032	—	—	98,643	83,846	162,381	138,024
Granite Mortgages PLC
FRB Ser. 03-2, Class 1C, 6.91s, 2043
(United Kingdom)	262,595	255,057	—	—	—	—
FRB Ser. 03-3, Class 1C, 6.81s, 2044
(United Kingdom)	60,000	58,875	230,000	225,688	—	—
FRB Ser. 02-2, Class 1C, 6.61s, 2043
(United Kingdom)	71,591	71,233	182,955	182,040	175,000	174,125
Green Tree Financial Corp.
Ser. 96-8, Class A7, 8.05s, 2027	7,709	8,058	—	—	—	—
Ser. 96-5, Class M1, 8.05s, 2027	—	—	238,206	227,585	322,794	308,401
Ser. 99-5, Class A5, 7.86s, 2030	452,245	413,805	2,932,486	2,683,225	2,395,859	2,192,211

ASSET-BACKED SECURITIES*	Growth 1.0%		Balanced 3.9%		Conservative 7.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Green Tree Financial Corp.
Ser. 97-2, Class A7, 7.62s, 2028	$198,731	$207,169	$—	$—	$—	$—
Ser. 97-6, Class A9, 7.55s, 2029	72,855	75,922	—	—	136,055	141,782
Ser. 97-4, Class A7, 7.36s, 2029	13,519	14,044	52,847	54,899	113,887	118,308
Ser. 95-8, Class M1, 7.3s, 2026	52,281	55,307	—	—	—	—
Ser. 96-10, Class M1, 7.24s, 2028	—	—	449,000	424,305	625,000	590,625
Ser. 97-6, Class M1, 7.21s, 2029	293,000	281,123	688,000	660,111	946,000	907,652
Ser. 96-2, Class A4, 7.2s, 2027	260,473	264,380	—	—	—	—
Ser. 97-6, Class A8, 7.07s, 2029	47,419	48,711	—	—	53,379	54,833
Ser. 95-10, Class B1, 7.05s, 2027	18,441	18,021	—	—	—	—
Ser. 99-4, Class A5, 6.97s, 2031	13,491	13,513	—	—	—	—
Ser. 98-4, Class A7, 6.87s, 2030	57,986	56,537	147,196	143,517	104,574	101,960
Ser. 97-7, Class A8, 6.86s, 2029	9,216	9,430	36,026	36,862	77,637	79,440
Ser. 99-3, Class A7, 6.74s, 2031	108,000	109,215	147,000	148,654	151,000	152,699
Green Tree Financial Corp.
Ser. 99-3, Class A6, 6 1/2s, 2031	—	—	194,059	194,059	188,279	188,279
Ser. 99-2, Class A7, 6.44s, 2030	—	—	563,800	558,671	785,759	778,610
Ser. 98-7, Class M1, 6.4s, 2030	118,000	89,832	218,000	165,961	136,000	103,535
Ser. 99-1, Class A6, 6.37s, 2025	113,000	113,565	359,000	360,795	224,000	225,120
Ser. 98-2, Class A5, 6.24s, 2016	12,820	11,729	—	—	—	—
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	143,542	139,180	699,811	678,542	730,310	708,113
Ser. 99-5, Class M1A, 8.3s, 2026	—	—	198,000	183,070	157,000	145,162
Ser. 99-5, Class A4, 7.59s, 2028	193,891	198,164	424,465	433,819	290,837	297,247
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 1.36s, 2045	530,871	12,940	1,474,771	35,948	1,410,548	34,382
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	—	—	257,594	257,378	252,014	251,803
GSAMP Trust
FRB Ser. 05-HE3, Class A1B, 5.391s, 2035	14,712	14,418	—	—	—	—
FRB Ser. 06-HE5, Class A2C, 5.281s, 2036	584,000	557,404	2,514,000	2,399,511	1,998,000	1,907,010
GSAMP Trust 144A Ser. 05-NC1, Class N,
5s, 2035	133	113	351	298	337	287
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	38,499	40,186	—	—	75,927	79,255
Ser. 05-RP3, Class 1A3, 8s, 2035	124,579	129,393	—	—	244,458	253,904
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	102,076	104,823	—	—	200,069	205,453
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	78,856	81,897	215,255	223,555	206,197	214,148
Ser. 05-RP1, Class 1A2, 7 1/2s, 2035	103,449	106,795	—	—	—	—
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	89,576	92,042	246,822	253,615	235,625	242,109
IFB Ser. 04-4, Class 1AS, IO, 0.6s, 2034	2,985,497	129,868	1,845,489	80,278	8,977,332	390,511
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.681s, 2030
(Cayman Islands)	—	—	250,000	223,500	250,000	223,500
FRB Ser. 05-1A, Class D, 6.661s, 2030
(Cayman Islands)	—	—	105,140	95,874	100,844	91,957
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	—	—	108,438	73,738	119,077	80,972
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 5.856s, 2036
(Cayman Islands)	—	—	491,923	442,730	447,660	402,894
Home Equity Asset Trust
FRB Ser. 04-7, Class A3, 5.521s, 2035	309	298	—	—	—	—
FRB Ser. 06-1, Class 2A4, 5.461s, 2036	117,000	107,668	527,000	484,966	415,000	381,900
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	62,417	61,806	59,761	59,176	55,777	55,231

ASSET-BACKED SECURITIES*	Growth 1.0%		Balanced 3.9%		Conservative 7.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Impac CMB Trust FRB Ser. 04-8,
Class 1A, 5.491s, 2034	$12,133	$11,966	$—	$—	$—	$—
JPMorgan Mortgage Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 5.421s, 2035	100,000	96,190	443,000	426,122	347,000	333,779
Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class M1, 6.63s, 2028	185,000	178,091	171,000	164,614	176,000	169,427
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	575,009	567,821	5,159,999	5,095,499	4,321,994	4,267,969
FRB Ser. 07-6, Class 2A1, 5.341s, 2037 (F)	1,269,935	1,238,217	5,902,246	5,754,830	4,559,961	4,446,070
IFB Ser. 07-3, Class 4B, IO, 1.559s, 2037	435,608	24,382	1,785,717	99,949	1,526,931	85,465
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 8.136s, 2036 (Cayman Islands)	105,000	102,736	595,000	582,170	460,000	450,081
Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4, 5.391s, 2036	111,000	102,342	503,000	463,766	394,000	363,268
FRB Ser. 06-1, Class 2A3, 5.321s, 2036	166,000	161,020	770,000	746,900	612,000	593,640
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	—	—	28,052	27,088	30,130	29,095
FRB Ser. 02-1A, Class A1, 6.196s, 2024	23,324	23,304	98,840	98,754	97,223	97,139
Ser. 04-2A, Class D, 5.389s, 2026	—	—	20,214	19,911	19,825	19,529
Ser. 04-1A, Class C, 5.265s, 2026	—	—	50,754	50,077	47,128	46,500
MASTR Adjustable Rate Mortgages Trust
Ser. 06-OA1, Class X, IO, 2.094s, 2046	1,297,797	40,151	1,169,971	36,196	2,997,076	92,722
MASTR Asset Backed Securities Trust
FRB Ser. 04-HE1, Class A1, 5.531s, 2034	4,209	4,118	—	—	—	—
FRB Ser. 04-OPT2, Class A2, 5.481s, 2034 (F)	18,452	17,773	—	—	—	—
FRB Ser. 06-FRE2, Class A4, 5.281s, 2036	58,000	55,934	262,000	252,666	206,000	198,661
MASTR Asset Backed Securities NIM Trust
144A Ser. 04-HE1A, Class Note, 5.191s,
2034 (Cayman Islands)	450	270	1,585	951	1,539	924
MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	107,087	111,986	298,312	311,962	284,653	297,678
Ser. 05-2, Class 1A3, 7 1/2s, 2035	139,198	145,531	—	—	528,268	552,303
MBNA Credit Card Master Note Trust FRB
Ser. 03-C5, Class C5, 6.933s, 2010	170,000	170,212	470,000	470,586	420,000	420,524
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.749s, 2027	312,183	293,452	448,428	421,522	369,041	346,899
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 02-HE1, Class A2, 6.131s, 2032	2,992	2,992	—	—	—	—
FRB Ser. 04-HE2, Class A1A, 5.531s, 2035	4,844	4,812	—	—	—	—
Ser. 04-WMC3, Class B3, 5s, 2035 (F)	23,412	19,190	69,482	56,952	64,195	52,619
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands) (In default) †	1,529	1,506	2,399	2,363	2,214	2,181
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands) (In default) †	4,113	4,051	6,745	6,644	5,867	5,779
Ser. 05-WM1N, Class N1, 5s, 2035	956	810	2,656	2,249	2,538	2,149
Ser. 04-WM1N, Class N1, 4 1/2s,
2034 (In default) †	1,604	64	3,041	122	3,759	150
Ser. 04-WM3N, Class N1, 4 1/2s,
2035 (In default) †	—	—	9,640	2,761	8,614	2,467
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	51,337	49,415	197,763	190,360	152,844	147,122
Morgan Stanley ABS Capital I FRB
Ser. 04-HE8, Class A4, 5.511s, 2034	11,221	10,915	—	—	—	—
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB2, Class E, 5s, 2012	—	—	13,041	13,000	12,187	12,149
Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 6.048s, 2015 (Cayman Islands)	72,230	72,157	125,505	125,380	118,846	118,727

ASSET-BACKED SECURITIES*	Growth 1.0%		Balanced 3.9%		Conservative 7.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	$42,517	$41,084	$99,917	$96,548	$96,197	$92,953
Ser. 04-B, Class C, 3.93s, 2012	10,028	9,624	38,745	37,183	42,847	41,120
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	91,578	86,568	311,179	294,153	272,865	257,936
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.759s, 2035	77,853	78,289	101,998	102,569	100,682	101,246
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	—	—	93,734	95,965	87,533	89,616
Novastar Home Equity Loan
FRB Ser. 04-4, Class A1B, 5.531s, 2035	1,459	1,458	—	—	—	—
FRB Ser. 06-1, Class A2C, 5.291s, 2036	138,000	132,259	626,000	599,958	488,000	467,699
FRB Ser. 06-2, Class A2C, 5.281s, 2036	138,000	130,849	626,000	593,559	488,000	462,711
Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	551,482	378,382	743,780	510,322	462,533	317,353
Ser. 00-A, Class A3, 7.945s, 2022	75,649	68,109	294,295	264,966	287,951	259,254
Ser. 95-B, Class B1, 7.55s, 2021	—	—	185,000	120,250	267,000	173,550
Ser. 01-E, Class A4, 6.81s, 2031	642,894	570,452	847,648	752,135	917,924	814,492
Ser. 99-A, Class A3, 6.09s, 2029	221,966	208,705	—	—	—	—
Ser. 01-E, Class A, IO, 6s, 2009	166,188	16,508	567,495	56,372	380,533	37,800
Ser. 01-D, Class A3, 5.9s, 2022	23,466	18,773	73,658	58,927	52,799	42,239
Ser. 02-C, Class A1, 5.41s, 2032	300,351	276,794	887,280	817,688	821,078	756,679
Ser. 01-D, Class A2, 5.26s, 2019	54,273	39,313	—	—	331,765	240,318
Ser. 02-A, Class A2, 5.01s, 2020	212,933	194,163	—	—	106,467	97,081
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	—	—	91,371	81,552	120,932	107,936
Ser. 01-B, Class A3, 6.535s, 2023	—	—	76,120	71,801	54,866	51,752
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.8s, 2018 (Ireland)	23,000	20,700	133,000	119,700	123,000	110,700
FRB Ser. 05-A, Class D, 7s, 2012 (Ireland)	27,000	26,055	149,000	143,785	150,000	144,750
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.631s, 2035	—	—	46,000	14,720	51,000	16,320
Origen Manufactured Housing
Ser. 04-B, Class A3, 4 3/4s, 2021	56,000	54,924	—	—	—	—
Ser. 04-B, Class A2, 3.79s, 2017	82,525	81,609	52,724	52,139	48,713	48,172
Park Place Securities, Inc.
FRB Ser. 04-MCW1, Class A2, 5.511s, 2034	12,388	11,892	—	—	—	—
FRB Ser. 04-WCW1, Class A2, 5.511s, 2034	6,326	5,959	22,405	21,106	21,497	20,250
FRB Ser. 04-WHQ2, Class A3A, 5.481s, 2035	6,211	5,865	50,157	47,361	48,651	45,940
Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 7.631s, 2034	—	—	88,000	48,400	97,000	53,350
People’s Choice Net Interest Margin
Note 144A Ser. 04-2, Class B, 5s, 2034	—	—	4,456	4,233	4,456	4,233
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.874s, 2042
(United Kingdom)	110,000	107,921	280,000	274,708	270,000	264,897
FRB Ser. 4, Class 3C, 6.524s, 2042
(United Kingdom)	177,000	174,241	500,000	492,205	503,000	495,158
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 6.694s, 2011
(United Kingdom)	134,000	128,809	474,000	455,637	422,000	405,651
FRB Ser. 04-2A, Class C, 6.574s, 2011
(United Kingdom)	—	—	183,000	174,530	169,000	161,178
Popular ABS Mortgage Pass-Through Trust
FRB Ser. 04-4, Class AV1, 5.471s, 2034	3,639	3,549	—	—	—	—
Providian Gateway Master Trust 144A FRB
Ser. 04-EA, Class D, 6.683s, 2011	217,000	217,020	125,000	125,011	116,000	116,011
Renaissance Home Equity Loan Trust FRB
Ser. 04-3, Class AV1, 5.551s, 2034	176,838	173,402	—	—	—	—

ASSET-BACKED SECURITIES*	Growth 1.0%		Balanced 3.9%		Conservative 7.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	$105,465	$105,760	$343,837	$344,799	$216,310	$216,916
FRB Ser. 06-NC3, Class A2, 5.321s, 2036	200,000	194,650	927,000	902,202	737,000	717,285
FRB Ser. 06-RZ2, Class A2, 5.301s, 2036	289,000	286,110	—	—	—	—
FRB Ser. 07-RZ1, Class A2, 5.291s, 2037	207,000	195,552	840,000	793,543	667,000	630,111
Residential Asset Securities Corp. FRB
Ser. 06-EMX3, Class A2, 5.311s, 2036	1,216,000	1,188,640	—	—	—	—
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 7.881s, 2035	43,000	9,030	229,000	48,090	251,000	52,710
Ser. 04-NT12, Class Note, 4.7s, 2035	—	—	1,089	1,051	1,150	1,110
Ser. 04-NT, Class Note, 4 1/2s, 2034	22,980	1,149	33,397	1,670	36,001	1,800
Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO, 1.559s, 2037	1,027,359	62,325	4,502,932	273,171	3,862,287	234,307
Saco I Trust FRB Ser. 05-10, Class 1A1,
5.391s, 2033	122,712	110,441	292,735	263,461	322,304	290,073
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	2,566	8	3,381	10	7,825	23
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	18,358	551	4,166	125	—	—
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	—	—	49,135	5	—	—
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †	10,843	216	1,785	36	1,024	20
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †	—	—	3,582	61	2,792	47
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †	—	—	13,439	54	10,582	42
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †	—	—	17,378	17	11,202	11
Saxon Asset Securities Trust FRB
Ser. 04-3, Class A, 5.471s, 2034	26,837	26,057	—	—	—	—
Securitized Asset Backed
Receivables, LLC FRB Ser. 07-NC2,
Class A2B, 5.271s, 2037	171,000	165,870	789,000	765,330	628,000	609,160
Sequoia Mortgage Funding Co. 144A
Ser. 04-A, Class AX1, IO, 0.8s, 2008	742,133	1,825	—	—	—	—
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO, 5.341s, 2036	234,000	219,235	1,061,000	994,051	832,000	779,501
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-HE1N, Class Note, 4.94s, 2034
(Cayman Islands) (In default) †	30,811	1	31,792	1	31,792	1
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 5.301s, 2036	111,000	107,809	502,000	487,568	394,000	382,673
FRB Ser. 06-3, Class A3, 5.291s, 2036	587,000	566,959	2,527,000	2,440,728	2,009,000	1,940,413
Soundview Home Equity Loan Trust 144A
FRB Ser. 05-CTX1, Class B1, 7.631s, 2035	58,000	20,300	—	—	134,000	46,900
Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	899,621	897,102	4,464,677	4,452,176	3,677,140	3,666,844
Ser. 05-9, Class AX, IO, 1.111s, 2035	1,838,327	28,724	5,000,390	78,131	4,781,435	74,710
Ser. 04-19, Class 2A1X, IO, 0.83s, 2035	482,539	4,825	—	—	—	—
Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2, Class A,
5.855s, 2034	55,726	55,720	215,548	215,527	222,904	222,882
Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 5.391s, 2036	111,000	102,951	503,000	466,526	394,000	365,430
Structured Asset Investment Loan Trust 144A
FRB Ser. 05-HE3, Class M11, 7.631s, 2035	—	—	—	—	225,000	22,500

ASSET-BACKED SECURITIES*	Growth 1.0%		Balanced 3.9%		Conservative 7.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
Structured Asset Receivables Trust 144A
FRB Ser. 05-1, 5.87s, 2015	$—	$—	$1,151,174	$1,132,467	$1,109,010	$1,090,988
Structured Asset Securities Corp.
Ser. 07-4, Class 1A4, IO, 1s, 2037	4,394,709	138,837	13,470,947	425,571	13,773,167	435,119
Ser. 07-4, Class 1A3, IO, 1.121s, 2037	4,394,709	201,778	13,470,947	618,503	13,773,167	632,379
Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 0.303s, 2037	—	—	5,047,100	162,888	4,010,803	129,443
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	—	—	2,364,987	77,333	2,020,873	66,080
Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 5.211s, 2037	166,091	164,357	—	—	—	—
Thornburg Mortgage Securities Trust FRB
Ser. 06-4, Class A2B, 5.251s, 2011	315,374	315,374	—	—	—	—
TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038 (Cayman Islands)	—	—	349,000	298,252	299,000	255,522
TIAA Real Estate CDO, Ltd. 144A
FRB Ser. 02-1A, Class III, 7.6s, 2037
(Cayman Islands)	100,000	96,771	384,000	371,601	278,000	269,023
Ser. 02-1A, Class IIFX, 6.77s, 2037
(Cayman Islands)	200,000	198,546	—	—	—	—
WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR1, Class A, 4.229s, 2034	99,897	98,352	275,121	270,865	196,170	193,135
Washington Mutual Mortgage Pass-Through
Certificates Ser. 07-2, Class CX, IO, 7s, 2037	94,510	15,841	431,566	72,336	344,584	57,757
Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 5.451s, 2037	—	—	222,000	202,188	174,000	158,472
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	30,704	30,375	—	—	25,285	25,015
Ser. 04-3, Class D, 4.07s, 2012	12,294	12,186	49,620	49,186	45,150	44,755
Ser. 04-4, Class D, 3.58s, 2012	27,763	27,434	22,211	21,947	21,453	21,199
Whinstone Capital Management, Ltd. 144A
FRB Ser. 1A, Class B3, 6.26s, 2044
(United Kingdom)	—	—	291,103	285,775	291,881	286,540

Total asset-backed securities (cost $28,197,893,
$94,379,267 and $84,253,175)		$27,787,745		$92,698,956		$82,365,034

PURCHASED OPTIONS OUTSTANDING*		Growth 0.2%		Balanced 0.6%		Conservative 1.0%

	Expiration date/	Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value
Option on an interest rate swap
with JPMorgan Chase Bank,
N.A. for the right to receive
a fixed rate of 5.39%
versus the three month
USD-LIBOR-BBA
maturing on January 29, 2018.	Jan-08/5.39	$10,076,000	$246,358	$19,812,000	$484,403	$16,390,000	$400,736

Option on an interest rate swap
with JPMorgan Chase Bank,
N.A. for the right to pay a
fixed rate of 5.39%
versus the three month
USD-LIBOR-BBA
maturing on January 29, 2018.	Jan-08/5.39	10,076,000	110,332	19,812,000	216,941	16,390,000	179,471

PURCHASED OPTIONS OUTSTANDING*		Growth 0.2%		Balanced 0.6%		Conservative 1.0%
	Expiration date/	Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right
to receive a fixed rate of 5.3475%
versus the three month
USD-LIBOR-BBA
maturing on February 4, 2018.	Jan-08/5.348	$5,076,000	$115,327	$14,572,000	$331,076	$12,403,000	$281,796

Option on an interest rate swap
with Lehman Brothers
Special Financing, Inc. for the
right to pay a fixed rate swap of
5.3475% versus the three
month USD-LIBOR-BBA
maturing on February 4, 2018.	Jan-08/5.348	5,076,000	64,465	14,572,000	185,064	12,403,000	157,518

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed
rate of 5.34% versus the three
month USD-LIBOR-BBA
maturing on February 15, 2018.	Feb-08/5.34	1,597,000	36,747	—	—	—	—

Option on an interest rate swap
with JPMorgan Chase Bank,
N.A. for the right to pay a
fixed rate of 5.34%
versus the three month
USD-LIBOR-BBA maturing
on February 15, 2018.	Feb-08/5.34	1,597,000	22,023	—	—	—	—

Option on an interest rate swap
with Goldman Sachs
International for the right to
receive a fixed rate swap
of 4.965% versus the
three month
USD-LIBOR-BBA
maturing on April 29, 2013.	Apr-08/4.965	19,000,000	283,100	53,000,000	789,700	48,000,000	715,200

Option on an interest rate swap
with Goldman Sachs
International for the right to
pay a fixed rate swap
of 4.965% versus the
three month
USD-LIBOR-BBA
maturing on April 29, 2013.	Apr-08/4.965	19,000,000	232,180	53,000,000	647,660	48,000,000	586,560

Option on an interest rate swap
with Goldman Sachs
International for the right to
receive a fixed rate swap
of 5.16% versus the three month
USD-LIBOR-BBA maturing on
April 28, 2018.	Apr-08/5.16	1,586,000	30,039	—	—	—	—

Option on an interest rate swap
with Goldman Sachs
International for the right to pay
a fixed rate swap of 5.16%
versus the three month
USD-LIBOR-BBA maturing on
April 28, 2018.	Apr-08/5.16	1,586,000	39,602	—	—	—	—

PURCHASED OPTIONS OUTSTANDING*		Growth 0.2%		Balanced 0.6%		Conservative 1.0%
	Expiration date/	Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.175% versus the three month
USD-LIBOR-BBA maturing on
April 29, 2018.	Apr-08/5.175	$9,000,000	$176,130	$27,000,000	$528,390	$24,000,000	$469,680

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 5.175% versus the three
month USD-LIBOR-BBA
maturing on April 29, 2018.	Apr-08/5.175	9,000,000	218,520	27,000,000	655,560	24,000,000	582,720

Option on an interest rate swap
with Goldman Sachs
International for the right to
receive a fixed rate of 5.1975%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.198	2,794,000	58,227	9,744,000	203,065	7,233,000	150,736

Option on an interest rate swap
with Goldman Sachs
International for the right to
pay a fixed rate of 5.1975%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.198	2,794,000	68,341	9,744,000	238,338	7,233,000	176,919

Option on an interest rate swap
with Lehman Brothers
Special Financing, Inc. for the
right to receive a fixed rate of
5.20% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.2	4,114,000	86,065	12,203,000	255,287	9,715,000	203,238

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to
pay a fixed rate of 5.20% versus
the three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.2	4,114,000	100,135	12,203,000	297,021	9,715,000	236,463

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right
to receive a fixed rate of 5.21%
versus the three month
USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.21	1,646,000	35,010	4,881,000	103,819	3,886,000	82,655

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to
pay a fixed rate of 5.21% versus
the three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.21	1,646,000	39,422	4,881,000	116,900	3,886,000	93,070

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.215% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2018.	May-08/5.215	8,228,000	176,491	24,406,000	523,509	19,430,000	416,774

PURCHASED OPTIONS OUTSTANDING*		Growth 0.2%		Balanced 0.6%		Conservative 1.0%
	Expiration date/	Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 5.215% versus the three month
USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.215	$8,228,000	$195,415	$24,406,000	$579,643	$19,430,000	$461,463

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.22% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.22	2,794,000	60,406	9,744,000	210,665	7,233,000	156,377

Option on an interest rate swap
with JPMorgan Chase Bank,
N.A. for the right to pay a
fixed rate of 5.22% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.22	2,794,000	65,771	9,744,000	229,374	7,233,000	170,265

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed
rate of 5.235% versus the
three month USD-LIBOR-BBA
maturing on May 8, 2018.	May-08/5.235	5,616,000	123,384	16,824,000	369,623	13,370,000	293,739

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 5.235% versus the three month
USD-LIBOR-BBA
maturing on May 8, 2018.	May-08/5.235	5,616,000	126,922	16,824,000	380,222	13,370,000	302,162

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed
rate of 5.45% versus the three
month USD-LIBOR-BBA
maturing on May 28, 2018.	May-08/5.45	14,575,000	454,594	—	—	—	—

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
5.45% versus the three month
USD-LIBOR-BBA maturing on
May 28, 2018.	May-08/5.45	14,575,000	234,075	—	—	—	—

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed
rate of 5.315% versus the three
month USD-LIBOR-BBA
maturing on April 8, 2019.	Apr-09/5.315	6,132,000	187,271	29,348,000	896,288	23,230,000	709,444

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 5.315% versus the three month
USD-LIBOR-BBA maturing
on April 8, 2019.	Apr-09/5.315	6,132,000	216,950	29,348,000	1,038,332	23,230,000	821,877

PURCHASED OPTIONS OUTSTANDING*			Growth 0.2%		Balanced 0.6%		Conservative 1.0%
Expiration date/			Contract		Contract		Contract
		strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate swap
with Goldman Sachs International
for the right to receive a fixed
rate swap of 5.325% versus the
three month USD-LIBOR-BBA
maturing on April 8, 2019.	Apr-09/5.325		$6,132,000	$189,356	$29,348,000	$906,266	$23,230,000	$717,342

Option on an interest rate swap
with Goldman Sachs International
for the right to pay a fixed rate
swap of 5.325% versus the three
month USD-LIBOR-BBA
maturing on April 8, 2019.	Apr-09/5.325		6,132,000	214,620	29,348,000	1,027,180	23,230,000	813,050

Option on an interest rate swap with
Deutschbank for the right to
receive a fixed rate swap of
5.385% versus the three month
USD-LIBOR-BBA maturing on
April 16, 2019.	Apr-09/5.385		5,940,000	195,961	32,873,000	1,084,480	20,822,000	686,918

Option on an interest rate swap
with Deutschbank for the right
to pay a fixed rate swap of
5.385% versus the three month
USD-LIBOR-BBA
maturing on April 16, 2019.	Apr-09/5.385		5,940,000	196,198	32,873,000	1,085,795	20,822,000	687,751

Total purchased options outstanding
(cost $4,181,318, $12,147,152
and $9,618,894)				$4,599,437		$13,384,601		$10,553,924

SENIOR LOANS* (c)			Growth —%		Balanced —%		Conservative —%
			Principal		Principal		Principal
			amount	Value	amount	Value	amount	Value

Sandridge Energy bank term loan FRN
8.985s, 2014			$100,000	$99,000	$95,000	$94,050	$45,000	$44,550
Sandridge Energy bank term loan FRN
8 5/8s, 2015			410,000	403,850	400,000	394,000	190,000	187,150

Total senior loans (cost $510,000,
$495,000 and $235,000)				$502,850		$488,050		$231,700

CONVERTIBLE BONDS AND NOTES*

(cost $439,341, $433,917 and $200,687)			Growth —%		Balanced —%		Conservative —%

			Principal		Principal		Principal
			amount	Value	amount	Value	amount	Value

DRS Technologies, Inc. 144A cv. unsec.
notes 2s, 2026			$405,000	$435,375	$400,000	$430,000	$185,000	$198,875

WARRANTS* †			Growth —%		Balanced —%		Conservative —%

Expiration Strike
	date	price	Warrants	Value	Warrants	Value	Warrants	Value

Abu Dhabi Commercial Bank 144A
(United Arab Emirates)	6/20/10	$0.01	702,069	$1,208,261	—	$—	—	$—
Dayton Superior Corp. 144A (F)	6/15/09	0.01	630	6,635	—	—	330	3,475

Total warrants
(cost $1,388,415, $— and $6,238)				$1,214,896		$—		$3,475

MUNICIPAL BONDS AND NOTES*		Growth —%		Balanced —%		Conservative 0.1%

		Principal		Principal		Principal
	Rating **	amount	Value	amount	Value	amount	Value

MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 7.309s, 6/1/34	Baa3	$—	$—	$220,000	$217,400	$230,000	$227,281
WV Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 7.467s, 6/1/47	Baa3	—	—	660,000	649,763	520,000	511,935

Total municipal bonds and notes
(cost $—, $879,976 and $749,975)			$—		$867,163		$739,216

SHORT-TERM INVESTMENTS*		Growth 17.1%		Balanced 10.4%		Conservative 9.7%

		Principal amount/		Principal amount/		Principal amount/
		shares	Value	shares	Value	shares	Value

Interest in $100,000,000 joint
tri-party repurchase agreement dated
September 28, 2007 with Bank of
America Securities, LLC due October 1,
2007 with respect to various U.S.
Government obligations — maturity value
of $33,299,146 and $5,327,263 (for
Growth Portfolio and Balanced Portfolio,
respectively) for an effective yield of 5.10%
(collateralized by Fannie Mae securities
with a yield of 5.00% and a due date of
October 1, 2035 valued at $102,000,001)		$33,285,000	$33,285,000	$5,325,000	$5,325,000	$—	$—

Short-term investments held as
collateral for loaned securities
with yields ranging from 3.90%
to 6.49% and due dates ranging from
October 1, 2007 to November 27, 2007 (d)		173,347,809	173,069,529	116,970,150	116,781,825	12,889,849	12,869,096
Putnam Prime Money Market Fund (e)		258,122,122	258,122,122	124,331,804	124,331,804	94,025,098	94,025,098

Total short-term investments (cost $464,476,651,
$246,438,629 and $106,894,194)			$464,476,651		$246,438,629		$106,894,194

TOTAL INVESTMENTS
Total investments (cost $2,459,034,606,
$2,183,378,264 and $1,026,859,558)			$2,846,287,445		$2,480,499,090		$1,116,444,362

* Percentages indicated are based on net assets as follows:

Growth Portfolio	$2,712,954,180
Balanced Portfolio	2,375,383,552
Conservative Portfolio	1,100,025,907

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2007. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

† †The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. VFB, LLC was acquired on various dates from 6/22/99 to 1/21/00 with a cost of $230,697 (for Conservative Portfolio). The total market value of restricted securities held by the fund was less than 0.01% of the fund’s net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the custodian to cover margin requirements for futures contracts for one or more of the funds at September 30, 2007.

## Forward commitments (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at September 30, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees. On September 30, 2007, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

(R) Real Estate Investment Trust.

(SG)Securities on loan, in part or in entirety, at September 30, 2007 (Growth Portfolio).

(SB) Securities on loan, in part or in entirety, at September 30, 2007 (Balanced Portfolio).

(SC)Securities on loan, in part or in entirety, at September 30, 2007 (Conservative Portfolio).

At September 30, 2007, liquid assets totaling $181,567,093, $202,383,212 and $52,926,484 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) have been designated as collateral for open forward commitments, swap contracts, forward contracts, options and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, SDR or GDR after the name of a foreign holding stands for American Depository Receipts, Swedish Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2007.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2007 (as a percentage of Portfolio Value):

Growth Portfolio

Australia	1.8%
Austria	0.5
Belgium	1.1
Brazil	0.9
China	1.1
Finland	0.8
France	2.1
Germany	1.2
Hong Kong	0.6
Italy	1.1
Japan	4.7
Luxembourg	0.8
Netherlands	1.5
Norway	0.5
Russia	0.8
South Korea	1.1
Spain	0.7
Sweden	0.9
Switzerland	1.0
Taiwan	0.7
United Kingdom	4.2
United States	68.2
Other	3.7

Total	100.0%

Balanced Portfolio

Australia	1.5%
Belgium	0.9
Finland	0.6
France	1.5
Germany	0.8
Italy	0.9
Japan	3.7
Luxembourg	0.7
Netherlands	1.3
Spain	0.5
Sweden	0.7
Switzerland	0.7
United Kingdom	3.4
United States	80.1
Other	2.7

Total	100.0%

Conservative Portfolio

Australia	0.9%
Belgium	0.5
France	0.9
Germany	0.5
Italy	0.5
Japan	2.1
Luxembourg	0.5
Netherlands	0.8
United Kingdom	2.2
United States	87.5
Other	3.6

Total	100.0%

Growth Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/07 (aggregate face value $567,457,953)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$129,637,942	$121,803,408	10/17/07	$ 7,834,534
Brazilian Real	9,446,527	8,924,401	10/17/07	522,126
British Pound	24,684,807	24,345,921	12/19/07	338,886
Canadian Dollar	22,819,688	22,446,569	10/17/07	373,119
Chilean Peso	4,877,108	4,766,918	10/17/07	110,190
Danish Krone	911,812	881,888	12/19/07	29,924
Euro	117,891,424	113,979,817	12/19/07	3,911,607
Hong Kong Dollar	2,773,501	2,759,449	11/21/07	14,052
Hungarian Forint	3,729,387	3,555,670	12/19/07	173,717
Indian Rupee	2,302,432	2,261,126	11/21/07	41,306
Japanese Yen	103,137,513	102,988,042	11/21/07	149,471
Mexican Peso	1,123,067	1,121,208	10/17/07	1,859
New Zealand Dollar	4,208,070	4,056,898	10/17/07	151,172
Norwegian Krone	135,048,720	127,106,764	12/19/07	7,941,956
Polish Zloty	7,812	7,707	12/19/07	105
South African Rand	4,495,458	4,366,832	10/17/07	128,626
South Korean Won	2,049,135	2,034,695	11/21/07	14,440
Swedish Krona	1,116,371	1,051,458	12/19/07	64,913
Swiss Franc	19,513,578	18,999,182	12/19/07	514,396

Total				$22,316,399

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/07 (aggregate face value $740,285,543)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 25,902,661	$ 24,823,816	10/17/07	$ (1,078,845)
British Pound	93,414,194	92,045,781	12/19/07	(1,368,413)
Canadian Dollar	92,271,279	87,404,715	10/17/07	(4,866,564)
Czech Koruna	2,813,898	2,699,123	12/19/07	(114,775)
Euro	181,017,591	174,854,392	12/19/07	(6,163,199)
Japanese Yen	166,648,840	163,206,754	11/21/07	(3,442,086)
New Zealand Dollar	5,384,404	5,532,202	10/17/07	147,798
Norwegian Krone	21,162,692	19,689,995	12/19/07	(1,472,697)
Polish Zloty	23,324	21,904	12/19/07	(1,420)
Singapore Dollar	8,837,177	8,677,931	11/21/07	(159,246)
South African Rand	1,367,213	1,265,487	10/17/07	(101,726)
Swedish Krona	98,491,567	93,959,074	12/19/07	(4,532,493)
Swiss Franc	55,336,481	53,925,523	12/19/07	(1,410,958)
Taiwan Dollar	12,306,114	12,178,846	11/21/07	(127,268)

Total				$(24,691,892)

FUTURES CONTRACTS OUTSTANDING at 9/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Short)	176	$ 27,248,081	Oct-07	$ 80,183
Canadian Government Bond 10 yr (Long)	113	12,788,998	Dec-07	45,059
Dow Jones Euro Stoxx 50 Index (Short)	1,959	123,300,548	Dec-07	(384,907)
Euro-Bobl 5 yr (Long)	23	3,533,917	Dec-07	(5,641)
Euro-Bund 10 yr (Long)	105	16,882,224	Dec-07	(150,102)
Euro-Bund 10 yr (Short)	113	18,168,488	Dec-07	104,509
Euro-CAC 40 Index (Long)	503	41,104,435	Oct-07	(62,804)
Euro-Dollar 90 day (Long)	98	23,392,600	Mar-08	83,033
Euro-Dollar 90 day (Short)	223	53,310,938	Jun-08	(197,257)
Euro-Dollar 90 day (Short)	211	50,476,475	Sep-08	(177,424)
Euro-Dollar 90 day (Long)	90	21,463,876	Sep-09	37,031
FTSE 100 Index (Long)	569	75,868,606	Dec-07	(377,522)
FTSE 100 Index (Short)	128	17,067,103	Dec-07	57,952
Japanese Government Bond 10 yr (Long)	11	12,938,808	Dec-07	(36,479)
Japanese Government Bond 10 yr (Short)	9	10,586,297	Dec-07	(9,449)
OMXS 30 Index (Short)	903	17,113,646	Oct-07	(226,368)
Russell 2000 Index Mini (Long)	1,925	156,541,000	Dec-07	5,612,438
Russell 2000 Index Mini (Short)	2,838	230,786,160	Dec-07	(6,676,754)
S&P 500 Index (Long)	290	111,512,250	Dec-07	3,042,087
S&P 500 Index E-Mini (Long)	4,438	341,282,200	Dec-07	7,825,651
S&P 500 Index E-Mini (Short)	374	28,760,600	Dec-07	(911,438)
S&P ASX 200 Index (Short)	127	18,633,348	Dec-07	(756,218)
S&P/MIB Index (Short)	58	16,569,832	Dec-07	145,452
S&P Mid Cap 400 Index E-Mini (Long)	671	59,940,430	Dec-07	170,571
SGX MSCI Singapore Index (Short)	50	3,068,381	Oct-07	(34,675)
Tokyo Price Index (Short)	484	68,516,039	Dec-07	(4,485,577)
U.K. Gilt 10 yr (Long)	17	3,718,131	Dec-07	8,296
U.S. Treasury Bond 20 yr (Long)	207	23,048,156	Dec-07	175,603
U.S. Treasury Note 2 yr (Short)	79	16,356,703	Dec-07	(55,555)
U.S. Treasury Note 5 yr (Short)	165	17,660,157	Dec-07	(23,491)
U.S. Treasury Note 10 yr (Long)	255	27,866,719	Dec-07	211,708
U.S. Treasury Note 10 yr (Short)	174	19,014,938	Dec-07	(11,054)

Total				$ 3,016,858

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $2,966,002)

		Contract	Expiration date/
		amount	strike price	Value

Blue Coat Systems, Inc. (Call)		$ 3,880	Oct-09/87.80	$ 10,437
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate
of 5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.		1,078,000	May-08/5.70	9,907

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of
5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.		1,078,000	May-08/5.70	46,850
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.		4,114,000	May-12/5.51	212,365

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.		4,114,000	May-12/5.51	164,240

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.905% versus the three month USD-LIBOR-BBA
maturing on December 17, 2017.		52,118,000	Dec-07/5.905	47,427

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.905% versus the three month USD-LIBOR-BBA maturing
on December 17, 2017.		52,118,000	Dec-07/5.905	2,845,645

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing on June 16, 2018.		2,512,000	Jun-08/5.95	15,549

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $2,966,002) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.95% versus the three month USD-LIBOR-BBA maturing
on June 16, 2018.	$ 2,512,000	Jun-08/5.95	$ 146,173

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.84% versus the three month USD-LIBOR-BBA
maturing on June 18, 2018.	1,246,000	Jun-08/5.84	9,968

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.84% versus the three month USD-LIBOR-BBA maturing
on June 18, 2018.	1,246,000	Jun-08/5.84	64,393

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.835 versus the three month USD-LIBOR-BBA
maturing on June 18, 2018.	374,000	Jun-08/5.835	3,022

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.835% versus the three month USD-LIBOR-BBA
maturing on June 18, 2018.	374,000	Jun-08/5.835	19,220

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.385% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	3,501,000	Aug-08/5.385	80,089

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.385% versus the three month USD-LIBOR-BBA maturing
on August 28, 2018.	3,501,000	Aug-08/5.385	107,218

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.35% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	1,400,000	Aug-08/5.35	33,706

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.35% versus the three month USD-LIBOR-BBA maturing
on August 28, 2018.	1,400,000	Aug-08/5.35	40,915

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	2,032,000	Mar-08/5.225	39,055

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA maturing
on March 5, 2018.	2,032,000	Mar-08/5.225	39,258

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	823,000	May-12/5.52	42,195

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	823,000	May-12/5.52	33,342

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	2,057,000	May-12/5.515	105,382

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	2,057,000	May-12/5.515	83,045

Total			$4,199,401

TBA SALE COMMITMENTS OUTSTANDING at 9/30/07 (proceeds receivable $10,544,082)

	Principal	Settlement
	amount	date	Value

FNMA, 6 1/2s, October 1, 2037	$2,500,000	10/11/07	$ 2,545,313
FNMA, 5 1/2s, October 1, 2037	469,000	10/11/07	459,620
FNMA, 5s, October 1, 2037	7,902,000	10/11/07	7,541,472

Total			$10,546,405

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)
Bank of America, N.A.
$ 80,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	$ (3,624)

786,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	(9,935)

130,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	4,309

2,500,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(22,197)

740,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	17,295

4,800,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(4,858)

110,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	3,206

260,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	7,302

5,500,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	(208,441)

9,748,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	14,506

1,000,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	23,180

Bear Stearns Bank PLC
5,500,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	(105,710)

Citibank, N.A.
4,920,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(71,745)

230,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(6,706)

Credit Suisse First Boston International
687,400	7/9/14	4.945%	3 month USD-LIBOR-BBA	3,666

13,580,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	(198,847)

Credit Suisse International
269,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	1,461

18,500,000	12/4/08	4.9485%	3 month USD-LIBOR-BBA	(244,139)

1,111,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	3,725

516,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(3,518)

Deutsche Bank AG
317,679	8/2/32	5.86%	3 month USD-LIBOR-BBA	(18,341)

283,084	8/2/22	3 month USD-LIBOR-BBA	5.7756%	12,332

Goldman Sachs Capital Markets, L.P.
317,679	8/12/32	5.689%	3 month USD-LIBOR-BBA	(10,693)

2,448,129	8/15/10	3 month USD-LIBOR-BBA	5.405%	(44,337)

283,084	8/12/22	3 month USD-LIBOR-BBA	5.601%	7,049

639,659	8/1/32	5.919%	3 month USD-LIBOR-BBA	(42,159)

570,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	28,971

Goldman Sachs International
8,287,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(125,430)

1,700,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	8,477

1,846,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	9,540

690,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(21,943)

285,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(12,607)

414,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(662)

795,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(20,003)

1,243,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(3,117)

1,865,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(11,843)

8,290,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(132,101)

1,835,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(23,450)

3,968,000	9/21/17	5.149%	3 month USD-LIBOR-BBA	16,089

14,259,300	9/21/09	3 month USD-LIBOR-BBA	4.60%	(17,212)

975,000	9/14/17	5.0625%	3 month USD-LIBOR-BBA	11,654

1,999,000	9/14/14	4.906%	3 month USD-LIBOR-BBA	17,004

7,200,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(80,580)

21,860,000	6/12/17	3 month USD-LIBOR-BBA	5.7175%	1,176,366

8,931,300	9/19/09	3 month USD-LIBOR-BBA	4.763%	8,501

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
$810,000	1/26/17	5.287%	3 month USD-LIBOR-BBA	$ (6,602)

640,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	15,668

1,859,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(10,656)

2,841,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(11,533)

1,200,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	31,634

2,700,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	10,347

3,600,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	(45,751)

739,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(6,728)

5,150,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	31,587

600,000	4/17/09	5.12%	3 month USD-LIBOR-BBA	(11,063)

200,000	4/17/17	3 month USD-LIBOR-BBA	5.266%	3,831

486,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(1,032)

7,234,000	4/11/17	5.1975%	3 month USD-LIBOR-BBA	(81,850)

2,690,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(49,684)

160,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	5,335

685,000	2/23/17	5.211%	3 month USD-LIBOR-BBA	(1,307)

13,000,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(560,925)

466,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(13,541)

1,930,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(31,321)

2,763,000	11/14/11	5.0235%	3 month USD-LIBOR-BBA	(53,696)

2,210,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(86,803)

7,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	89,434

17,000,000	8/25/10	4.4725%	3 month USD-LIBOR-BBA	128,509

644,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	11,481

8,269,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(132,329)

4,353,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(92,935)

4,400,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	3,900

1,457,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(3,743)

3,870,000	11/6/16	3 month USD-LIBOR-BBA	5.12%	34,534

19,800,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	267,641

4,139,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(34,427)

10,099,000	8/24/09	3 month USD-LIBOR-BBA	4.9125%	35,293

700,000	8/7/12	3 month USD-LIBOR-BBA	5.194%	9,522

1,175,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(5,125)

1,200,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	42,513

3,430,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	(176,003)

7,300,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	395,905

1,507,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(3,773)

3,968,000	9/21/17	5.15%	3 month USD-LIBOR-BBA	15,810

14,259,300	9/21/09	3 month USD-LIBOR-BBA	4.6125%	(13,883)

Lehman Brothers Special Financing, Inc.
16,076,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(370,854)

13,949,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(419,812)

965,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(24,307)

965,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	24,491

2,400,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	41,432

2,400,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(41,259)

14,433,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(30,781)

3,494,125	8/29/09	5.005%	3 month USD-LIBOR-BBA	(18,316)

3,942,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(21,005)

384,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(3,387)

976,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(6,519)

985,708	8/29/12	5.075%	3 month USD-LIBOR-BBA	(8,215)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)
Lehman Brothers Special Financing, Inc. continued
$ 3,000,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	$ 35,000

141,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	4,670

7,039,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	28,625

7,670,000	11/29/16	3 month USD-LIBOR-BBA	5.02%	10,626

21,370,000	11/29/08	3 month USD-LIBOR-BBA	5.045%	312,005

1,900,000	11/29/26	3 month USD-LIBOR-BBA	5.135%	(40,954)

1,530,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(7,781)

10,390,000	11/15/08	5.1125%	3 month USD-LIBOR-BBA	(157,390)

2,300,000	11/15/26	3 month USD-LIBOR-BBA	5.246%	(17,681)

7,140,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(82,959)

7,900,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(16,604)

2,371,000	3/15/17	5.0431%	3 month USD-LIBOR-BBA	25,994

2,426,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	30,989

217,271	8/29/17	3 month USD-LIBOR-BBA	5.32%	1,917

1,190,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(10,046)

3,968,000	9/24/17	5.285%	3 month USD-LIBOR-BBA	(25,929)

8,900,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(271,508)

5,954,200	9/19/09	3 month USD-LIBOR-BBA	4.755%	4,758

14,259,300	9/24/09	3 month USD-LIBOR-BBA	4.695%	9,694

Merrill Lynch Capital Services, Inc.
553,964	8/1/12	5.204%	3 month USD-LIBOR-BBA	(7,776)

570,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	28,971

283,084	8/12/22	3 month USD-LIBOR-BBA	5.601%	7,049

275,120	8/13/12	4.94%	3 month USD-LIBOR-BBA	(545)

7,200,000	3/2/11	5.815%	3 month USD-LIBOR-BBA	(239,222)

Morgan Stanley Capital Services, Inc.
1,452,000	2/20/17	5.192%	3 month USD-LIBOR-BBA	(661)

413,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(2,768)

Total				$(1,631,389)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$5,430,000	5/2/08	5 bp plus change	Banc of America	$(61,547)
		in spread of Banc	Securities- CMBS
		of America	AAA 10 year Index
		Securities AAA
		10 yr Index
		multiplied by
		the modified
		duration factor

1,320,000	5/2/08	10 bp plus	Banc of America	(13,892)
		change in spread	Securities- CMBS
		of Banc of America	AAA 10 year Index
		Securities AAA
		10 yr Index multiplied by
		the modified duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$68,220,117		4/3/08	(Russell 2000	3 month USD-	$2,879,054
			Total Return	LIBOR-BBA
Index)

1,230,000	(F)	5/2/08	12.5 bp plus	Banc of America	(6,131)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

231,499,511		10/8/08	(1 month USD-	A basket of	9,637,372
			LIBOR-BBA plus	equity positions as
			25 bp)	set forth by the issuer

230,497,460		10/8/08	1 month USD-	A basket of	(11,127,352)
			LIBOR-BBA minus	equity positions as
			30 bp	set forth by the issuer

67,916,517		9/11/08	(3 month USD-	PowerShares QQQ	4,826,650
LIBOR-BBA minus
30 bp)

67,849,063		9/11/08	3 month USD-	The units	(1,850,275)
			LIBOR-BBA minus	of Financial
			75 bp	Select Sector
SPDR Fund

50,453,447		1/16/08	3 month USD-	(Russell 2000	2,436,510
			LIBOR-BBA	Total Return
Index)

4,389,000	(F)	10/1/07	(7.5 bp plus	The spread	85,575
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

2,310,000	(F)	10/31/07	10 bp plus	Banc of America	(13,110)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

1,810,000	(F)	11/2/07	15 bp plus	Banc of America	(10,717)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

17,605,835		9/4/08	1 month USD-	Russell 2000	(242,791)
			LIBOR-BBA minus	Total Return
			0.95%	Index

Deutsche Bank AG
224,000	(F)	2/1/08	(75 bp minus	The spread	(3,186)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG continued

$ 169,000	(F)	2/1/08	50 bp plus	The spread	$ 3,287
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

1,235,000	(F)	2/1/08	30 bp plus	The spread	23,690
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Goldman Sachs International

1,070,000		5/2/08	10 bp plus	Banc of America	9,875
			change in spread	Securities- CMBS
			of Banc of America	AAA 10 year Index
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

2,920,000		1/1/08	(10 bp plus	The spread	52,507
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

JPMorgan Chase Bank, N.A.
91,789,386		9/24/08	3 month USD-	Russell 2000	1,186,120
			LIBOR-BBA	Total Return
Index

9,785,357		10/8/07	(1 month USD-	Standard & Poors 500	26,395
			LIBOR-BBA plus	Transportation Index
25 bp)

8,526,358		10/8/07	(1 month USD-	Standard & Poors 500	585,368
			LIBOR-BBA plus	Materials
			25 bp)	Index

7,970,304		10/8/07	(1 month USD-	Standard & Poors 500	204,785
			LIBOR-BBA plus	Pharmaceuticals,
			25 bp)	Biotechnology &
Life Sciences
Index

17,901,062		10/8/07	(1 month USD-	Standard & Poors	634,609
			LIBOR-BBA plus	500 Diversified
			25 bp)	Financials Index

7,382,285		10/8/07	(1 month USD-	Standard & Poors	187,496
			LIBOR-BBA plus	500 Utilities
			25 bp)	Index

22,755,291		10/8/07	(1 month USD-	Standard & Poors	946,749
			LIBOR-BBA plus	500 Insurance
			25 bp)	Index

26,881,756		10/8/07	(1 month USD-	Standard & Poors	1,651,609
			LIBOR-BBA plus	500 Capital
			25 bp)	Goods Index

27,120,192		10/8/07	(1 month USD-	Standard & Poors	843,406
			LIBOR-BBA plus	500 Technology
			25 bp)	Hardware &
Equipment Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$13,824,731	10/8/07	(1 month USD-	Standard & Poors	$ (37,011)
		LIBOR-BBA plus	500 Commercial
		25 bp)	Services &
Supplies Index

23,290,639	10/8/07	(1 month USD-	Standard & Poors	(337,519)
		LIBOR-BBA plus	500 Consumer
		25 bp)	Durables &
Apparel Index

36,747,277	10/8/07	(1 month USD-	Standard & Poors	(289,857)
		LIBOR-BBA plus	500 Media Index
25 bp)

9,599,377	10/8/07	(1 month USD-	Standard & Poors	220,607
		LIBOR-BBA plus	500 Health Care
		25 bp)	Equipment &
Services Index

14,050,730	10/8/07	1 month USD-	Standard & Poors	(759,046)
		LIBOR-BBA minus	500 Real Estate
		30 bp	Index

29,902,988	10/8/07	1 month USD-	Standard & Poors	42,871
		LIBOR-BBA minus	500 Banks Index
30 bp

19,932,591	10/8/07	1 month USD-	Standard & Poors	(1,322,813)
		LIBOR-BBA minus	500 Household &
		30 bp	Personal
Products Index

15,181,651	10/8/07	1 month USD-	Standard & Poors	(615,457)
		LIBOR-BBA minus	500 Food
		30 bp	Beverage &
Tobacco Index

14,005,509	10/8/07	1 month USD-	Standard and	69,864
		LIBOR-BBA minus	Poor’s 500
		30 bp	Semiconductors and
Semiconductors
Equipment
Industry Group
Index

18,320,717	10/8/07	1 month USD-	Standard & Poors	(856,866)
		LIBOR-BBA minus	500 Energy Index
30 bp

4,995,454	10/8/07	1 month USD-	Standard & Poors	(204,585)
		LIBOR-BBA minus	500 Consumer
		30 bp	Services Index

2,624,860	10/8/07	1 month USD-	Standard & Poors	(103,687)
		LIBOR-BBA minus	500 Software &
		30 bp	Services Index

5,750,221	10/8/07	1 month USD-	Standard & Poors	146,683
		LIBOR-BBA minus	500 Retailing
		30 bp	Index

13,145,821	10/8/07	1 month USD-	Standard & Poors	(732,170)
		LIBOR-BBA minus	500 Automobiles
		30 bp	& Components
Index

27,815,985	10/8/07	1 month USD-	Standard & Poors	(1,179,124)
		LIBOR-BBA minus	500 Telecommunication
		30 bp	Services Index

46,058,445	10/8/07	1 month USD-	Standard & Poors	(1,928,347)
		LIBOR-BBA minus	500 Food &
		30 bp	Staples
Retailing GICS
Industry Group
Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$ 43,000		2/1/08	(50 bp minus	The spread	$ (310)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

1,511,000		2/1/08	25 bp plus	The spread	19,643
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

1,363,000		10/1/07	17.5 bp plus	The spread	(27,260)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

1,431,150	(F)	8/1/08	17.5 bp minus	The spread	12,084
			change in spread	return of Lehman
			of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

Lehman Brothers Special Financing, Inc.
7,900,000	(F)	4/1/08	(175 bp minus	The spread	(47,217)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

7,900,000	(F)	9/1/08	Beginning	The spread	103,604
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

6,438,000	(F)	3/1/08	(2.5 bp plus	The spread	(67,189)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

3,444,000	(F)	3/1/08	70 bp minus	The spread	51,919
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$ 2,424,000	(F)	2/1/08	57.5 bp plus	The spread	$ 32,373
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

1,366,000	(F)	1/1/08	(5 bp plus	The spread	26,721
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

2,920,000	(F)	1/1/08	(Beginning	The spread	40,947
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

2,920,000	(F)	1/1/08	(10 bp plus	The spread	39,397
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

4,642,000	(F)	2/1/08	50 bp minus	The spread	61,348
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

8,799,939		5/1/08	(1 month USD-	Lehman Brothers	(241,435)
			LIBOR-BBA minus	U.S. High Yield
			0.50%)	Index

4,000,004		4/1/08	($4,000,004)	Lehman Brothers	(76,578)
U.S. High Yield Index

3,026,000	(F)	10/1/07	10 bp plus	The spread	(58,855)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

3,230,196		3/1/08	(1 month USD-	Lehman Brothers	(75,636)
			LIBOR-BBA minus	U.S. High Yield
			20 bp)	Index

132,884,899		2/1/08	(1 month USD-	Lehman Brothers	582,603
			LIBOR-BBA plus	US Aggregate RBI
			15 bp)	Series 1 Index

4,170,000	(F)	3/1/08	(120 bp minus	The spread	(55,637)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$ 5,562,000	(F)	2/1/08	(100 bp minus	The spread	$ (97,028)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

5,756,000	(F)	2/1/08	30 bp plus	The spread	106,477
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

1,235,000	(F)	2/1/08	50 bp minus	The spread	20,111
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

3,330,000	(F)	12/2/07	8 bp plus	The spread	(56,027)
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Merrill Lynch International
1,465,661		2/5/08	(12 month USD-	MSCI Daily Total	504,989
			LIBOR-BBA minus	Return Net
			300 BP)	Emerging Markets
India USD Index

40,162,686		11/27/07	(3 month USD-	Russell 2000	(716,394)
			LIBOR-BBA minus	Total Return
			0.70%)	Index

24,623,392		10/26/07	3 month USD-	Russell 2000	1,043,314
			LIBOR-BBA minus	Total Return
			0.85%	Index

Morgan Stanley Capital Services Inc.
350,000		10/31/07	10 bp plus	Banc of America	(3,144)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

4,416,000		1/31/08	25 bp minus	The spread	(66,047)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services Inc. continued

$ 1,209,000	1/31/08	110 bp minus	The spread	$ 10,642
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

1,047,000	1/31/08	80 bp minus	Banc of America	14,316
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

1,047,000	1/31/08	70 bp minus	The spread	11,211
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

830,000	11/30/07	7.5 bp plus	The spread	(12,774)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

5,462,000	1/31/08	40 bp plus	The spread	40,489
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Total				$ 6,126,256

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)
Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$ 623	$905,000	10/12/52	(134 bp)	$ 69,726

DJ CDX NA HY Series 8
Index	478,325	80,560,000	6/20/12	(275 bp)	2,553,685

Nalco Co. 7.75%,11/15/11	—	70,000	9/20/12	350 bp	1,949

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	(5,264)	1,086,860	10/12/52	(134 bp)	77,726

Citibank, N.A.
Freescale Semiconductor, 8 7/8%,
12/15/14	—	190,000	9/20/12	495 bp	(376)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Credit Suisse International
Dynegy Holdings, Inc.,
6 7/8%, 4/1/11	$ —	$ 115,000	6/20/17	297 bp	$ (7,648)

Nalco Co. 7.75%,
11/15/11	—	70,000	9/20/12	320bp	1,077

Deutsche Bank AG
Nalco Co. 7.75%,
11/15/11	—	60,000	12/20/12	363 bp	1,981

Goldman Sachs International
DJ CDX NA HY Series 8
Index	152,915	10,170,000	6/20/12	35 bp	41,522

General Motors Corp.,
7 1/8%, 7/15/13	—	160,000	9/20/08	620 bp	5,130

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/08	620 bp	1,122

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—	1,363,000	3/15/49	(7 bp)	8,768

General Motors Corp.,
7 1/8%, 7/15/13	—	25,000	9/20/08	500 bp	508

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 8
Index	(1,039)	2,640,000	6/20/12	(35 bp)	27,877

DJ ABX NA CMBX BBB Index	(1,114)	270,400	10/12/52	(134 bp)	21,354

DJ CDX NA CMBX AA Index	6,654	210,000	3/15/49	(15 bp)	10,579

DJ CDX NA CMBX AAA Index	—	2,112,000	3/15/49	(7 bp)	16,556

DJ CDX NA EM Series 7
Index	(870,048)	80,560,000	6/20/12	125 bp	(1,065,294)

DJ CDX NA HY Series 7
Index	(197,535)	5,000,000	12/20/11	325 bp	(150,844)

DJ CDX NA IG Series 8
Index	23,253	1,488,000	6/20/12	35 bp	6,955

Nalco Co. 7.75%,
11/15/11	—	70,000	9/20/12	340 bp	1,658

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	50,000	9/20/12	395 bp	1,829

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	110,000	9/20/08	500 bp	2,234

Merrill Lynch International
Dynegy Holdings, Inc.,
6 7/8%, 4/1/11	—	115,000	6/20/17	295 bp	(7,781)

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	(275)	378,051	10/12/52	(134 bp)	28,592

DJ CDX NA IG Series 8
Index	(86)	8,000	6/20/12	(35 bp)	1

DJ CDX NA IG Series 8
Index	41,636	3,463,000	6/20/12	35 bp	3,706

Dynegy Holdings, Inc.,
6 7/8%, 4/1/11	—	115,000	6/20/12	225 bp	(3,947)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	609

Jefferson Smurfit Corp,
7.5%, 6/1/13	—	70,000	9/20/12	445 bp	3,417

Nalco Co. 7.75%,
11/15/11	—	70,000	9/20/12	330 bp	1,367

Total					$1,654,038

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Balanced Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/07 (aggregate face value $497,046,245)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$114,085,319	$107,226,045	10/17/07	$ 6,859,274
Brazilian Real	8,059,086	7,609,193	10/17/07	449,893
British Pound	21,047,641	20,757,942	12/19/07	289,699
Canadian Dollar	17,911,562	17,692,062	10/17/07	219,500
Chilean Peso	4,527,043	4,440,845	10/17/07	86,198
Euro	106,402,440	102,954,525	12/19/07	3,447,915
Hong Kong Dollar	1,620,489	1,612,279	11/21/07	8,210
Hungarian Forint	3,558,620	3,390,284	12/19/07	168,336
Indian Rupee	2,345,420	2,303,342	11/21/07	42,078
Japanese Yen	86,413,350	86,263,924	11/21/07	149,426
Mexican Peso	880,906	880,370	10/17/07	536
New Zealand Dollar	3,833,476	3,701,067	10/17/07	132,409
Norwegian Krone	119,365,709	112,340,149	12/19/07	7,025,560
Polish Zloty	41,566	41,006	12/19/07	560
South African Rand	4,014,150	3,898,179	10/17/07	115,971
South Korean Won	1,794,484	1,781,853	11/21/07	12,631
Swiss Franc	20,689,636	20,153,180	12/19/07	536,456

Total				$19,544,652

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/07 (aggregate face value $648,989,088)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 21,999,381	$ 21,084,621	10/17/07	$ (914,760)
British Pound	81,760,475	80,555,028	12/19/07	(1,205,447)
Canadian Dollar	82,661,520	78,290,135	10/17/07	(4,371,385)
Czech Koruna	2,726,936	2,616,106	12/19/07	(110,830)
Danish Krone	1,072,517	1,037,319	12/19/07	(35,198)
Euro	153,419,366	147,972,274	12/19/07	(5,447,092)
Japanese Yen	145,059,640	142,345,131	11/21/07	(2,714,509)
New Zealand Dollar	5,419,009	5,567,757	10/17/07	148,748
Norwegian Krone	13,411,269	12,439,355	12/19/07	(971,914)
Polish Zloty	34,132	32,055	12/19/07	(2,077)
Singapore Dollar	8,471,069	8,316,516	11/21/07	(154,553)
South African Rand	1,235,397	1,135,840	10/17/07	(99,557)
Swedish Krona	86,970,162	82,961,515	12/19/07	(4,008,647)
Swiss Franc	55,536,829	54,044,295	12/19/07	(1,492,534)
Taiwan Dollar	10,709,858	10,591,141	11/21/07	(118,717)

Total				$(21,498,472)

FUTURES CONTRACTS OUTSTANDING at 9/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Short)	142	$ 21,984,247	Oct-07	$ 64,693
Canadian Government Bond 10 yr (Long)	143	16,184,307	Dec-07	57,013
Dow Jones Euro Stoxx 50 Index (Short)	1,366	85,976,798	Dec-07	(261,075)
Euro-Bobl 5 yr (Long)	28	4,302,160	Dec-07	(6,867)
Euro-Bund 10 yr (Long)	129	20,741,018	Dec-07	(184,411)
Euro-Bund 10 yr (Short)	135	21,705,716	Dec-07	124,856
Euro-CAC 40 Index (Long)	339	27,702,591	Oct-07	(42,327)
Euro-Dollar 90 day (Long)	424	101,208,800	Mar-08	359,247

FUTURES CONTRACTS OUTSTANDING at 9/30/07 continued

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	655	$156,585,938	Jun-08	$ (579,420)
Euro-Dollar 90 day (Short)	831	198,795,975	Sep-08	(714,248)
Euro-Dollar 90 day (Long)	281	67,014,988	Sep-09	115,549
FTSE 100 Index (Long)	453	60,401,544	Dec-07	(300,558)
FTSE 100 Index (Short)	117	15,600,399	Dec-07	55,712
Japanese Government Bond 10 yr (Long)	14	16,467,573	Dec-07	(46,429)
Japanese Government Bond 10 yr (Short)	12	14,115,063	Dec-07	(12,600)
OMXS 30 Index (Short)	679	12,868,400	Oct-07	(168,516)
Russell 2000 Index Mini (Long)	1,107	90,021,240	Dec-07	3,251,370
Russell 2000 Index Mini (Short)	1,568	127,509,760	Dec-07	(4,124,672)
S&P 500 Index (Long)	94	36,145,350	Dec-07	1,010,803
S&P 500 Index E-Mini (Long)	3,188	245,157,200	Dec-07	5,508,327
S&P 500 Index E-Mini (Short)	328	25,223,200	Dec-07	(799,336)
S&P ASX 200 Index (Short)	189	27,729,942	Dec-07	(1,211,271)
S&P/MIB Index (Short)	43	12,284,531	Dec-07	107,835
S&P Mid Cap 400 Index E-Mini (Long)	443	39,573,190	Dec-07	28,466
SGX MSCI Singapore Index (Short)	43	2,638,807	Oct-07	(35,907)
Tokyo Price Index (Short)	384	54,359,833	Dec-07	(3,560,498)
U.K. Gilt 10 yr (Long)	22	4,811,699	Dec-07	10,736
U.S. Treasury Bond 20 yr (Long)	535	59,568,906	Dec-07	453,674
U.S. Treasury Note 2 yr (Short)	1,260	260,879,063	Dec-07	(1,170,961)
U.S. Treasury Note 5 yr (Long)	65	6,957,031	Dec-07	51,167
U.S. Treasury Note 5 yr (Short)	344	36,818,750	Dec-07	(115,162)
U.S. Treasury Note 10 yr (Long)	702	76,715,438	Dec-07	584,298

Total				$(1,550,512)

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $9,180,323)

		Contract	Expiration date/
		amount	strike price	Value

Blue Coat Systems, Inc. (Call)		2,801	Oct-07/87.80	$ 7,535
S&P 500 Index Depository Receipts (SPDR Trust Series 1) (Call)		51,689	Oct-07/156.28	30,497

Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 5.79% versus the three month USD-LIBOR-BBA maturing on
January 16, 2018.		74,216,000	Jan-08/5.79	207,063

Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 5.79% versus the three month USD-LIBOR-BBA maturing on
January 16, 2018.		74,216,000	Jan-08/5.79	3,493,347

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.		12,203,000	May-12/5.51	629,919

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.		12,203,000	May-12/5.51	487,171

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing on March 5, 2018.		7,124,000	Mar-08/5.225	137,636

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing on March 5, 2018.		7,124,000	Mar-08/5.225	136,923

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing on June 16, 2018.		44,022,000	Jun-08/5.95	272,496

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $9,180,323) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing on June 16, 2018.	$44,022,000	Jun-08/5.95	$ 2,561,640

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.31% versus the three month USD-LIBOR-BBA
maturing on August 29, 2018.	53,578,000	Aug-08/5.31	1,476,610

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.31% versus the three month USD-LIBOR-BBA
maturing on August 29, 2018.	53,578,000	Aug-08/5.31	1,376,953

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	2,440,500	May-12/5.52	98,872

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	2,440,500	May-12/5.52	125,124

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	6,101,500	May-12/5.515	312,586

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	6,101,500	May-12/5.515	246,330

Total			$11,600,702

TBA SALE COMMITMENTS OUTSTANDING at 9/30/07 (proceeds receivable $95,505,992)

	Principal	Settlement
	amount	date	Value

FNMA, 6 1/2s, October 1, 2037	$30,800,000	10/11/07	$31,358,250
FNMA, 6s, October 1, 2037	900,000	10/11/07	901,406
FNMA, 5 1/2s, October 1, 2037	34,105,000	10/11/07	33,422,901
FNMA, 5s, October 1, 2037	25,936,000	10/11/07	24,752,670
FNMA, 4 1/2s, October 1, 2022	5,400,000	10/16/07	5,205,093

Total			$95,640,320

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 17,346,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	$ 80,994

1,470,000	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(18,580)

800,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	26,517

18,600,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(165,146)

4,410,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	103,071

8,600,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(8,704)

660,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	19,237

1,590,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	44,650

1,500,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	(56,848)

27,200,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(409,096)

954,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	1,420

20,743,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	(394,069)

7,100,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	164,575

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bear Stearns Bank PLC
$ 16,400,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	$ (315,208)

Citibank, N.A.
13,500,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(196,860)

900,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(30,382)

Credit Suisse First Boston International
9,662,000	3/9/09	3 month USD-LIBOR-BBA	3.195%	(223,048)

Credit Suisse International
802,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	4,356

2,060,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	6,906

2,399,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(16,357)

Deutsche Bank AG
1,404,369	8/2/32	5.86%	3 month USD-LIBOR-BBA	(81,078)

1,251,434	8/2/22	3 month USD-LIBOR-BBA	5.7756%	54,518

Goldman Sachs Capital Markets, L.P.
1,404,369	8/12/32	5.689%	3 month USD-LIBOR-BBA	(47,270)

9,013,565	8/15/10	3 month USD-LIBOR-BBA	5.405%	(163,243)

1,251,434	8/12/22	3 month USD-LIBOR-BBA	5.601%	31,163

2,822,353	8/1/32	5.919%	3 month USD-LIBOR-BBA	(186,019)

2,515,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	127,827

Goldman Sachs International
33,572,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(508,136)

6,080,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	30,319

4,999,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	25,835

2,770,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(88,088)

1,095,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(48,437)

2,762,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(4,415)

1,464,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(36,835)

8,657,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(21,711)

7,686,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(48,808)

34,166,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(544,435)

7,431,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(94,961)

11,821,800	9/21/17	5.149%	3 month USD-LIBOR-BBA	47,932

42,465,200	9/21/09	3 month USD-LIBOR-BBA	4.60%	(51,259)

4,358,000	9/14/17	5.0625%	3 month USD-LIBOR-BBA	52,089

8,933,000	9/14/14	4.906%	3 month USD-LIBOR-BBA	75,988

50,200,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(561,824)

8,111,000	6/12/17	3 month USD-LIBOR-BBA	5.7175%	436,489

45,000,000	10/1/12	3 month USD-LIBOR-BBA	4.909%	77,976

26,240,200	9/19/09	3 month USD-LIBOR-BBA	4.763%	24,976

JPMorgan Chase Bank, N.A.
3,840,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	94,006

37,730,000	12/7/08	3 month USD-LIBOR-BBA	4.8485%	435,791

7,664,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(43,932)

4,472,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(18,154)

12,700,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	334,795

24,400,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	93,506

16,210,000	12/7/26	5.036%	3 month USD-LIBOR-BBA	556,911

8,800,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	(111,835)

1,368,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(12,455)

18,126,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	111,175

3,100,000	4/17/09	5.12%	3 month USD-LIBOR-BBA	(57,161)

1,000,000	4/17/17	3 month USD-LIBOR-BBA	5.266%	19,134

3,238,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(6,873)

12,180,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(224,961)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 960,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	$ 32,011

3,084,000	2/23/17	5.211%	3 month USD-LIBOR-BBA	(5,885)

4,000,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(172,592)

2,690,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(78,168)

8,750,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(142,001)

13,300,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(522,387)

35,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	447,169

42,206,000	1/31/17	3 month USD-LIBO R-BBA	5.415%	752,408

34,078,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(545,352)

20,700,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(364,210)

7,800,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	6,914

10,143,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(26,055)

69,400,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	938,095

17,075,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(142,023)

2,800,000	8/7/12	3 month USD-LIBOR-BBA	5.194%	38,086

5,426,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(23,665)

8,600,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	304,677

19,820,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	(1,017,019)

10,000,000	9/25/12	3 month USD-LIBOR-BBA	4.945%	30,575

18,300,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	992,473

6,589,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(16,497)

11,821,800	9/21/17	5.15%	3 month USD-LIBOR-BBA	47,102

42,465,200	9/21/09	3 month USD-LIBOR-BBA	4.6125%	(41,345)

Lehman Brothers Special Financing, Inc.
40,316,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(930,043)

51,091,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(1,537,644)

25,180,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	(170,161)

4,452,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(112,140)

4,452,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	112,990

11,076,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	191,209

11,076,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(190,412)

37,352,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(79,659)

14,326,072	8/29/09	5.005%	3 month USD-LIBOR-BBA	(75,098)

30,117,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(160,479)

4,107,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(36,227)

4,076,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(27,213)

5,193,029	8/29/12	5.075%	3 month USD-LIBOR-BBA	(43,280)

20,700,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	241,503

622,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	20,601

46,963,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	190,980

10,730,000	11/29/16	3 month USD-LIBOR-BBA	5.02%	14,865

36,430,000	11/29/08	3 month USD-LIBOR-BBA	5.045%	531,882

4,560,000	11/29/26	3 month USD-LIBOR-BBA	5.135%	(98,290)

15,850,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(80,604)

18,750,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(217,854)

55,000,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(115,597)

11,112,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	141,940

890,858	8/29/17	3 month USD-LIBOR-BBA	5.32%	7,859

7,090,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(59,854)

11,821,800	9/24/17	5.285%	3 month USD-LIBOR-BBA	(77,251)

43,500,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(1,327,033)

17,493,500	9/19/09	3 month USD-LIBOR-BBA	4.755%	13,980

42,465,200	9/24/09	3 month USD-LIBOR-BBA	4.695%	28,870

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
$ 2,444,243		8/1/12	5.204%	3 month USD-LIBOR-BBA	$ (34,311)

2,515,000		8/1/22	3 month USD-LIBOR-BBA	5.845%	127,827

1,251,434		8/12/22	3 month USD-LIBOR-BBA	5.601%	31,163

1,216,226		8/13/12	4.94%	3 month USD-LIBOR-BBA	(2,409)

Morgan Stanley Capital Services, Inc.
5,473,000		2/20/17	5.19%	3 month USD-LIBOR-BBA	(2,490)

1,936,000		8/29/17	5.26021%	3 month USD-LIBOR-BBA	(8,013)

Total					$(4,952,114)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$ 14,480,000		5/2/08	5 bp plus change	Banc of America	$ (164,125)
			in spread	Securities- CMBS
			of Banc	AAA 10 year Index
			of America
			Securities AAA
			10 yr Index
			multiplied by
			the modified
			duration factor

8,650,000		5/2/08	10 bp plus	Banc of America	(91,033)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
			of America
			Securities AAA
			10 yr Index
			multiplied by
			the modified
			duration factor

Citibank, N.A.
163,845,925		4/3/08	(Russell 2000	3 month USD-	6,914,694
			Total Return	LIBOR-BBA
			Index)

8,120,000	(F)	5/2/08	12.5 bp plus	Banc of America	(40,478)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
			of America
			Securities AAA
			10 yr Index
			multiplied by
			the modified
			duration factor

174,014,695		10/8/08	(1 month USD-	A basket of	7,244,349
			LIBOR-BBA plus	equity positions as
			25 bp)	set forth by the issuer

173,261,547		10/8/08	1 month USD-	A basket of	(8,364,272)
			LIBOR-BBA minus	equity positions as
			30 bp	set forth by the issuer

51,290,076		9/11/08	(3 month USD-	PowerShares QQQ	3,645,052
			LIBOR-BBA minus
			30 bp)

51,239,161		9/11/08	3 month USD-	The units	(1,397,316)
			LIBOR-BBA minus	of Financial
			75 bp	Select Sector
				SPDR Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. continued

$ 55,260,238		1/16/08	3 month USD-	(Russell 2000	$ 2,668,641
			LIBOR-BBA	Total Return
Index)

13,000,000	(F)	10/1/07	(7.5 bp plus	The spread	253,470
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

11,680,000	(F)	10/31/07	10 bp plus	Banc of America	(66,290)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

4,830,000	(F)	11/2/07	15 bp plus	Banc of America	(28,600)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Deutsche Bank AG
4,501,000	(F)	2/1/08	30 bp plus	The spread	86,338
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Goldman Sachs International
12,550,000		1/1/08	(10 bp plus	The spread	225,673
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

12,950,000		5/2/08	10 bp plus	Banc of America	119,516
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

768,000		9/15/11	678 bp (1 month	Ford Credit Auto	15,656
			USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
$ 21,148,000	(F)	3/1/08	(115 bp minus	The spread	$ (333,466)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

24,956,946		9/24/08	3 month USD-	Russell 2000	322,498
			LIBOR-BBA	Total Return
Index

8,693,837		10/8/07	(1 month USD-	Standard & Poors 500	23,451
			LIBOR-BBA plus	Transportation
			25 bp)	Index

7,575,245		10/8/07	(1 month USD-	Standard & Poors 500	520,071
			LIBOR-BBA plus	Materials
			25 bp)	Index

7,081,274		10/8/07	(1 month USD-	Standard & Poors 500	181,944
			LIBOR-BBA plus	Pharmaceuticals,
			25 bp)	Biotechnology &
Life Sciences
Index

15,903,506		10/8/07	(1 month USD-	Standard & Poors	563,795
			LIBOR-BBA plus	500 Diversified
			25 bp)	Financials Index

6,558,682		10/8/07	(1 month USD-	Standard & Poors	166,579
			LIBOR-BBA plus	500 Utilities
			25 bp)	Index

20,216,555		10/8/07	(1 month USD-	Standard & Poors	841,123
			LIBOR-BBA plus	500 Insurance
			25 bp)	Index

23,882,660		10/8/07	(1 month USD-	Standard & Poors	1,467,346
			LIBOR-BBA plus	500 Capital
			25 bp)	Goods Index

24,094,588		10/8/07	(1 month USD-	Standard & Poors	749,313
			LIBOR-BBA plus	500 Technology
			25 bp)	Hardware &
Equipment Index

12,282,275		10/8/07	(1 month USD-	Standard & Poors	(32,880)
			LIBOR-BBA plus	500 Commercial
			25 bp)	Services &
Supplies Index

20,692,200		10/8/07	(1 month USD-	Standard & Poors	(299,863)
			LIBOR-BBA plus	500 Consumer
			25 bp)	Durables &
Apparel Index

32,647,724		10/8/07	(1 month USD-	Standard & Poors	(257,519)
			LIBOR-BBA plus	500 Media Index
25 bp)

8,528,481		10/8/07	(1 month USD-	Standard & Poors	195,996
			LIBOR-BBA plus	500 Health Care
			25 bp)	Equipment &
Services Index

12,483,031		10/8/07	1 month USD-	Standard & Poors	(674,357)
			LIBOR-BBA minus	500 Real Estate
			30 bp	Index

26,567,151		10/8/07	1 month USD-	Standard & Poors	38,088
			LIBOR-BBA minus	500 Banks Index
30 bp

17,708,711		10/8/07	1 month USD-	Standard & Poors	(1,175,226)
			LIBOR-BBA minus	500 Household &
			30 bp	Personal
Products Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$ 13,487,805	10/8/07	1 month USD-	Standard & Poors	$ (546,789)
		LIBOR-BBA minus	500 Food
		30 bp	Beverage &
Tobacco Index

12,442,884	10/8/07	1 month USD-	Standard &	62,069
		LIBOR-BBA minus	Poors 500
		30 bp	Semiconductors
and
Semiconductors
Equipment
Industry Group
Index

16,276,495	10/8/07	1 month USD-	Standard & Poors	(761,257)
		LIBOR-BBA minus	500 Energy Index
30 bp

4,438,046	10/8/07	1 month USD-	Standard & Poors	(181,758)
		LIBOR-BBA minus	500 Consumer
		30 bp	Services Index

2,331,987	10/8/07	1 month USD-	Standard & Poors	(92,119)
		LIBOR-BBA minus	500 Software &
		30 bp	Services Index

5,108,894	10/8/07	1 month USD-	Standard & Poors	130,323
		LIBOR-BBA minus	500 Retailing
		30 bp	Index

11,679,204	10/8/07	1 month USD-	Standard & Poors	(650,485)
		LIBOR-BBA minus	500 Automobiles
		30 bp	& Components
Index

24,712,731	10/8/07	1 month USD-	Standard & Poors	(1,047,577)
		LIBOR-BBA minus	500
		30 bp	Telecommunicatio
n Services Index

40,919,868	10/8/07	1 month USD-	Standard & Poors	(1,713,208)
		LIBOR-BBA minus	500 Food &
		30 bp	Staples
Retailing GICS
Industry Group
Index

6,229,000	2/1/08	25 bp plus	The spread	80,977
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

3,886,000	10/1/07	17.5 bp plus	The spread	(77,720)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

5,170,200 (F)	8/1/08	17.5 bp minus	The spread	43,655
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
$ 21,900,000	(F)	4/1/08	(175 bp minus	The spread	$ (130,892)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

21,900,000	(F)	9/1/08	Beginning	The spread	287,208
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

17,726,000	(F)	3/1/08	(2.5 bp plus	The spread	(184,994)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

11,648,000	(F)	3/1/08	70 bp minus	The spread	175,594
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

11,356,000	(F)	2/1/08	(45 bp minus	The spread	(177,845)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

8,787,000	(F)	2/1/08	57.5 bp plus	The spread	117,352
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

12,109,000	(F)	1/1/08	(5 bp plus	The spread	236,876
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

12,550,000	(F)	1/1/08	(Beginning	The spread	175,989
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$ 12,550,000	(F)	1/1/08	(10 bp plus	The spread	$ 169,325
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

3,599,432		5/1/08	(1 month USD-	Lehman Brothers	(98,754)
			LIBOR-BBA minus	U.S. High Yield
			0.50%)	Index

8,625,000	(F)	10/1/07	10 bp plus	The spread	(167,756)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

3,969,769		3/1/08	(1 month USD-	Lehman Brothers	(92,953)
			LIBOR-BBA minus	U.S. High Yield
			20 bp)	Index

108,048,916		2/1/08	(1 month USD-	Lehman Brothers	473,715
			LIBOR-BBA plus	US Aggregate RBI
			15 bp)	Series 1 Index

15,863,000	(F)	3/1/08	(120 bp minus	The spread	(211,647)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

24,415,000	(F)	2/1/08	30 bp plus	The spread	451,638
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

4,502,000	(F)	2/1/08	50 bp minus	The spread	73,310
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

12,160,000	(F)	12/1/07	8 bp plus	The spread	(204,592)
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Merrill Lynch International
10,039,833		11/27/07	(3 month USD-	Russell 2000	(179,084)
			LIBOR-BBA minus	Total Return
			0.70%)	Index

18,661,191		10/26/07	3 month USD-	Russell 2000	790,691
			LIBOR-BBA minus	Total Return
			0.85%	Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services Inc.
$ 6,170,000	10/31/07	10 bp plus	Banc of America	$ (55,423)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

21,341,000	1/31/08	110 bp minus	The spread	187,846
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

3,823,000	1/31/08	80 bp minus	Banc of America	52,273
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

3,823,000	1/31/08	70 bp minus	The spread	40,939
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

3,040,000	11/30/07	7.5 bp plus	The spread	(46,785)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

19,873,000	1/31/08	40 bp plus	The spread	147,315
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Total				$10,393,625

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$ 1,846	$ 2,685,000	10/12/52	(134 bp)	$ 207,993

DJ CDX NA HY Series 8
Index	437,172	73,629,000	6/20/12	(275 bp)	2,334,571

DJ CDX NA IG Series 8
Index	(4,190)	7,225,000	6/20/17	(60 bp)	103,077

DJ CDX NA IG Series 8
Index	(42,988)	11,805,000	6/20/17	(60 bp)	132,277

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	65,000	6/20/11	(101 bp)	18

Nalco, Co.
7.75%,11/15/11	—	60,000	9/20/12	350 bp	1,670

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	15,603	3,221,698	10/12/52	(134 bp)	260,885

Citibank, N.A.
CMS Energy Corp.,
6.875%, 12/15/15	—	550,000	6/20/12	57 bp	(11,262)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	170,000	9/20/12	495 bp	(336)

Credit Suisse International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	105,000	6/20/17	297 bp	(6,983)

Nalco, Co. 7.75%,
11/15/11	—	65,000	9/20/12	320bp	1,000

Sprint Capital Corp, 8
3/8%, 3/15/12	—	930,000	6/20/12	(59 bp)	1,469

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	1,107,000	6/20/12	22 bp	(16,885)

France Telecom, 7.25%,
1/28/13	—	410,000	6/20/16	70 bp	6,951

Nalco, Co. 7.75%,
11/15/11	—	60,000	12/20/12	363 bp	1,981

Goldman Sachs International
Any one of the underlying securities
in the basket of BB CMBS securities	—	1,804,000	(a)	2.461%	111,171

DJ CDX NA HY Series 8
Index	(886)	41,695	6/20/10	(275 bp)	(1,036)

DJ CDX NA HY Series 8
Index	447,769	29,780,000	6/20/12	35 bp	121,587

DJ CDX NA IG Series 8
Index	(6)	7,220,000	6/20/17	(60 bp)	107,189

DJ CDX NA IG Series 8
Index	(44,427)	10,555,000	6/20/17	(60 bp)	112,280

General Motors Corp.,
7 1/8%, 7/15/13	—	180,000	9/20/08	620 bp	5,772

General Motors Corp.,
7 1/8%, 7/15/13	—	40,000	9/20/08	620 bp	1,283

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	565,000	9/20/17	(67.8 bp)	7,155

Merrill Lynch & Co.,
5%, 1/15/15	—	565,000	9/20/12	48 bp	(2,833)

Merrill Lynch & Co.,
5%, 1/15/15	—	565,000	9/20/17	(59.8 bp)	(24)

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—	3,886,000	3/15/49	(7 bp)	24,954

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	609

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)
Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	$ —	$ 565,000	9/20/12	63.5 bp	$ (6,365)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	565,000	9/20/17	(77 bp)	5,336

CMS Energy Corp.,
6.875%, 12/15/15	—	140,000	6/20/12	62 bp	(2,573)

DJ ABX NA CMBX BBB Index	3,193	775,000	10/12/52	(134 bp)	67,415

DJ CDX NA CMBX AA Index	(15,399)	486,000	3/15/49	(15 bp)	(6,327)

DJ CDX NA CMBX AAA Index	—	8,625,000	3/15/49	(7 bp)	47,088

DJ CDX NA EM Series 7
Index	(795,193)	73,629,000	6/20/12	125 bp	(973,641)

DJ CDX NA HY Series 8
Index	(52,290)	1,494,000	6/20/10	(275 bp)	(57,654)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	24,229,000	6/20/12	104 bp	(338,986)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	5,000,000	12/20/10	104.5 bp	—

DJ CDX NA IG Series 8
Index	77,261	4,944,000	6/20/12	35 bp	23,109

DJ CDX NA IG Series 8
Index	40,554	1,158,692	6/20/10	275 bp	44,714

DJ CDX NA IG Series 8
Index	162,137	10,533,000	6/20/12	35 bp	45,043

DJ CDX NA IG Series 8
Index 30-100% tranche	—	17,192,450	6/20/12	(3.125 bp)	47,119

DJ CDX NA IG Series 8
Index 30-100% tranche	—	14,066,550	6/20/12	(8 bp)	8,844

DJ CDX NA IG Series 8
Index 7-10% tranche	—	429,000	6/20/14	(152 bp)	(9,710)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	565,000	9/20/17	(58 bp)	(3,688)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	565,000	9/20/12	48 bp	(1,392)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	565,000	9/20/17	(60.5 bp)	(2,489)

Nalco, Co. 7.75%,
11/15/11	—	60,000	9/20/12	340 bp	1,421

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	60,000	9/20/12	395 bp	2,195

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	125,000	9/20/08	500 bp	2,538

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	105,000	6/20/17	295 bp	(7,104)

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	815	1,121,000	10/12/52	(134 bp)	86,161

DJ CDX NA HY Series 8
Index	(6,126)	377,003	6/20/10	275 bp	(4,773)

DJ CDX NA IG Series 8
Index	216,417	18,000,000	6/20/12	35 bp	19,262

DJ CDX NA IG Series 8
Index	—	7,165,000	6/20/17	(60 bp)	106,376

DJ CDX NA IG Series 8
Index 7-10% tranche	—	429,000	6/20/14	95 bp	(4,346)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	105,000	6/20/12	225 bp	(3,604)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	609

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
Jefferson Smurfit Corp,
7.5%, 6/1/13	$ —	$ 35,000	9/20/12	445 bp	$ 1,708

Nalco, Co. 7.75%,
11/15/11	—	65,000	9/20/12	330 bp	1,269

Total					$2,592,088

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

Conservative Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/07 (aggregate face value $114,492,494)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$25,873,727	$24,270,413	10/17/07	$1,603,314
Brazilian Real	1,859,260	1,756,696	10/17/07	102,564
British Pound	4,802,057	4,736,250	12/19/07	65,807
Canadian Dollar	4,128,952	4,078,000	10/17/07	50,952
Chilean Peso	1,027,456	1,004,257	10/17/07	23,199
Danish Krone	900,669	871,111	12/19/07	29,558
Euro	24,293,416	23,509,364	12/19/07	784,052
Hong Kong Dollar	383,968	382,023	11/21/07	1,945
Hungarian Forint	818,502	779,800	12/19/07	38,702
Indian Rupee	567,029	556,857	11/21/07	10,172
Japanese Yen	19,426,650	19,422,947	11/21/07	3,703
Mexican Peso	220,445	220,216	10/17/07	229
New Zealand Dollar	889,726	858,947	10/17/07	30,779
Norwegian Krone	28,099,914	26,442,243	12/19/07	1,657,671
Polish Zloty	9,822	9,690	12/19/07	132
Singapore Dollar	441,842	433,687	11/21/07	8,155
South African Rand	939,072	911,763	10/17/07	27,309
South Korean Won	407,577	404,712	11/21/07	2,865
Swiss Franc	3,942,006	3,843,518	12/19/07	98,488

Total				$4,539,596

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/07 (aggregate face value $160,321,730)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 6,533,194	$6,257,881	10/17/07	$ (275,313)
British Pound	24,428,362	24,080,543	12/19/07	(347,819)
Canadian Dollar	18,457,858	17,483,425	10/17/07	(974,433)
Czech Koruna	634,472	608,724	12/19/07	(25,748)
Euro	41,812,433	40,230,961	12/19/07	(1,581,472)
Japanese Yen	35,070,813	34,330,996	11/21/07	(739,817)
Norwegian Krone	2,196,201	2,038,185	12/19/07	(158,016)
Polish Zloty	8,533	8,014	12/19/07	(519)
Singapore Dollar	1,075,958	1,056,631	11/21/07	(19,327)
South African Rand	293,241	271,423	10/17/07	(21,818)
Swedish Krona	20,141,297	19,198,805	12/19/07	(942,492)
Swiss Franc	12,647,211	12,309,421	12/19/07	(337,790)
Taiwan Dollar	2,474,192	2,446,721	11/21/07	(27,471)

Total				$(5,452,035)

FUTURES CONTRACTS OUTSTANDING at 9/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Short)	36	$ 5,573,471	Oct-07	$ 16,401
Canadian Government Bond 10 yr (Long)	96	10,864,989	Dec-07	38,300
Dow Jones Euro Stoxx 50 Index (Short)	498	31,344,396	Dec-07	(99,007)
Euro-Bobl 5 yr (Long)	25	3,841,215	Dec-07	(6,130)
Euro-Bund 10 yr (Long)	120	19,293,970	Dec-07	(171,546)
Euro-Bund 10 yr (Short)	137	22,027,282	Dec-07	126,705
Euro-CAC 40 Index (Long)	90	7,354,670	Oct-07	(11,238)
Euro-Dollar 90 day (Long)	465	110,995,500	Mar-08	393,985
Euro-Dollar 90 day (Short)	557	133,157,813	Jun-08	(492,778)
Euro-Dollar 90 day (Short)	846	202,384,350	Sep-08	(746,614)
Euro-Dollar 90 day (Long)	240	57,237,000	Sep-09	98,672
FTSE 100 Index (Long)	151	20,133,848	Dec-07	(100,186)
FTSE 100 Index (Short)	64	8,533,551	Dec-07	35,772
Japanese Government Bond 10 yr (Long)	13	15,291,318	Dec-07	(43,112)
Japanese Government Bond 10 yr (Short)	8	9,410,042	Dec-07	(8,400)
OMXS 30 Index (Long)	39	739,128	Oct-07	11,741
OMXS 30 Index (Short)	177	3,354,502	Oct-07	(42,359)
Russell 2000 Index Mini (Long)	329	26,754,280	Dec-07	962,372
Russell 2000 Index Mini (Short)	407	33,097,240	Dec-07	(1,123,722)
S&P 500 Index (Long)	36	13,842,900	Dec-07	387,116
S&P 500 Index E-Mini (Short)	428	32,913,200	Dec-07	(1,043,036)
S&P ASX 200 Index (Short)	62	9,096,595	Dec-07	(399,196)
S&P/MIB Index (Short)	12	3,428,241	Dec-07	30,094
S&P Mid Cap 400 Index E-Mini (Long)	12	1,071,960	Dec-07	30,646
S&P Mid Cap 400 Index E-Mini (Short)	16	1,429,280	Dec-07	5,408
SGX MSCI Singapore Index (Short)	26	1,595,558	Oct-07	(27,406)
Tokyo Price Index (Short)	135	19,110,878	Dec-07	(1,328,551)
U.K. Gilt 10 yr (Long)	20	4,374,271	Dec-07	9,759
U.K. Gilt 10 yr (Short)	32	6,998,834	Dec-07	(8,776)
U.S. Treasury Bond 20 yr (Long)	471	52,442,906	Dec-07	398,849
U.S. Treasury Note 2 yr (Short)	556	115,118,063	Dec-07	(446,638)
U.S. Treasury Note 5 yr (Long)	76	8,134,375	Dec-07	59,826
U.S. Treasury Note 5 yr (Short)	168	17,981,250	Dec-07	(41,894)
U.S. Treasury Note 10 yr (Long)	426	46,553,813	Dec-07	305,724

Total				$(3,229,219)

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $8,546,975)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 5.79% versus the three month USD-LIBOR-BBA maturing on
January 16, 2018.	$62,952,000	Jan-08/5.79	$ 175,636

Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 5.79% versus the three month USD-LIBOR-BBA maturing on
January 16, 2018.	62,952,000	Jan-08/5.79	2,963,151

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	9,715,000	May-12/5.51	501,488

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	9,715,000	May-12/5.51	387,844

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing on March 5, 2018.	7,746,000	Mar-08/5.225	148,878

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $8,546,975) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing on March 5, 2018.	$ 7,746,000	Mar-08/5.225	$ 149,653

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing on June 16, 2018.	51,424,000	Jun-08/5.95	318,315

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing on June 16, 2018.	51,424,000	Jun-08/5.95	2,992,362

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.31% versus the three month USD-LIBOR-BBA
maturing on August 29, 2018.	48,472,000	Aug-08/5.31	1,245,730

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.31% versus the three month USD-LIBOR-BBA
maturing on August 29, 2018.	48,472,000	Aug-08/5.31	1,335,888

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	4,857,500	May-12/5.515	248,855

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	4,857,500	May-12/5.515	196,107

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	1,943,000	May-12/5.52	99,618

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	1,943,000	May-12/5.52	78,717

Total			$10,842,242

TBA SALE COMMITMENTS OUTSTANDING at 9/30/07 (proceeds receivable $30,742,429)

	Principal	Settlement
	amount	date	Value

FNMA, 6 1/2s, October 1, 2037	$13,000,000	10/11/07	$13,235,625
FNMA, 6s, October 1, 2037	900,000	10/11/07	901,406
FNMA, 5 1/2s, October 1, 2037	4,664,000	10/11/07	4,570,720
FNMA, 5s, October 1, 2037	12,600,000	10/11/07	12,025,125

Total			$30,732,876

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$13,689,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	$ 63,918

1,725,000	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(21,803)

770,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	25,523

15,300,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(135,846)

4,260,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	99,565

6,300,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(6,376)

640,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	18,654

1,540,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	43,249

5,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	(189,492)

12,300,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(184,995)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)
Bank of America, N.A. continued
$18,177,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	$ (345,321)

7,000,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	162,257

Bear Stearns Bank PLC
14,000,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	(269,080)

Citibank, N.A.
18,650,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(271,958)

910,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(30,719)

Credit Suisse First Boston International
19,400,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	131,113

Credit Suisse International
887,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	4,817

2,464,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	8,261

1,853,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(12,634)

Deutsche Bank AG
925,147	8/2/32	5.86%	3 month USD-LIBOR-BBA	(53,411)

824,399	8/2/22	3 month USD-LIBOR-BBA	5.7756%	35,914

Goldman Sachs Capital Markets, L.P.
925,147	8/12/32	5.689%	3 month USD-LIBOR-BBA	(31,140)

5,675,208	8/15/10	3 month USD-LIBOR-BBA	5.405%	(102,782)

824,399	8/12/22	3 month USD-LIBOR-BBA	5.601%	20,529

1,851,643	8/1/32	5.919%	3 month USD-LIBOR-BBA	(122,040)

1,650,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	83,862

Goldman Sachs International
26,326,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(398,462)

6,330,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	31,566

5,193,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	26,838

2,770,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(88,088)

1,017,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(44,987)

6,031,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(9,641)

1,660,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(41,767)

19,018,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(47,695)

6,109,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(38,794)

27,184,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(433,177)

5,821,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(74,387)

2,895,200	9/21/17	5.149%	3 month USD-LIBOR-BBA	11,739

10,473,000	9/21/09	3 month USD-LIBOR-BBA	4.60%	(12,642)

3,416,000	9/14/17	5.0625%	3 month USD-LIBOR-BBA	40,830

7,002,000	9/14/14	4.906%	3 month USD-LIBOR-BBA	59,562

11,900,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(133,181)

11,385,000	6/12/17	3 month USD-LIBOR-BBA	5.7175%	612,668

22,316,700	9/19/09	3 month USD-LIBOR-BBA	4.763%	21,242

JPMorgan Chase Bank, N.A.
3,710,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	90,824

6,092,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(34,921)

3,882,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(15,759)

14,800,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	390,155

25,700,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	98,488

14,500,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	(184,274)

1,659,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(15,104)

17,583,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	107,844

7,069,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(15,004)

13,990,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(258,391)

920,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	30,677

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$12,600,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	$ (543,666)

2,156,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(62,651)

10,050,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(163,099)

12,900,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(506,676)

31,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	396,064

2,932,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	52,269

27,115,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(433,923)

22,000,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(387,083)

5,163,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(110,228)

5,700,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	5,053

22,282,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(57,238)

70,200,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	948,909

13,962,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(116,131)

2,200,000	8/7/12	3 month USD-LIBOR-BBA	5.194%	29,925

4,241,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(18,497)

2,000,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	70,855

15,880,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	(814,847)

20,800,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	1,128,056

5,149,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(12,892)

2,895,200	9/21/17	5.15%	3 month USD-LIBOR-BBA	11,535

10,473,000	9/21/09	3 month USD-LIBOR-BBA	4.6125%	(10,197)

Lehman Brothers Special Financing, Inc.
24,138,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(556,835)

26,397,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(794,449)

26,210,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	(177,121)

5,046,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(127,102)

5,046,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	128,065

12,553,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	216,707

12,553,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(215,803)

29,401,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(62,702)

12,250,354	8/29/09	5.005%	3 month USD-LIBOR-BBA	(64,217)

24,945,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(132,920)

3,439,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(30,335)

3,491,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(23,308)

4,425,010	8/29/12	5.075%	3 month USD-LIBOR-BBA	(36,879)

14,300,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	166,835

410,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	13,580

6,002,000	8/3/08	5.425%	3 month USD-LIBOR-BBA	(24,408)

3,990,000	11/29/16	3 month USD-LIBOR-BBA	5.02%	5,528

17,700,000	11/29/08	3 month USD-LIBOR-BBA	5.045%	258,422

3,010,000	11/29/26	3 month USD-LIBOR-BBA	5.135%	(64,880)

20,650,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(105,014)

41,960,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(487,527)

38,000,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(79,867)

7,701,000	4/12/12	3 month USD-LIBOR-BBA	5.087%	168,503

8,672,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	110,773

761,781	8/29/17	3 month USD-LIBOR-BBA	5.32%	6,720

6,020,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(50,821)

2,895,200	9/24/17	5.285%	3 month USD-LIBOR-BBA	(18,919)

30,200,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(921,296)

14,877,800	9/19/09	3 month USD-LIBOR-BBA	4.755%	11,890

10,473,000	9/24/09	3 month USD-LIBOR-BBA	4.695%	7,120

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
$ 1,603,579	8/1/12	5.204%	3 month USD-LIBOR-BBA	$ (22,510)

1,650,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	83,863

824,399	8/12/22	3 month USD-LIBOR-BBA	5.601%	20,529

801,206	8/13/12	4.94%	3 month USD-LIBOR-BBA	(1,587)

Morgan Stanley Capital Services, Inc.
1,850,000	2/20/17	5.19%	3 month USD-LIBOR-BBA	(842)

1,502,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(6,217)

Total				$(4,805,262)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$15,280,000	5/2/08	5 bp plus change	Banc of America	$(173,193)
		in spread	Securities- CMBS
		of Banc	AAA 10 year Index
		of America
		Securities AAA
		10 yr Index
		multiplied by
		the modified
		duration factor

6,050,000	5/2/08	10 bp plus	Banc of America	(63,671)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
		of America
		Securities AAA
		10 yr Index
		multiplied by
		the modified
		duration factor

Citibank, N.A.
18,266,918	4/3/08	(Russell 2000	3 month USD-	770,908
		Total Return	LIBOR-BBA
		Index)

5,670,000 (F)	5/2/08	12.5 bp plus	Banc of America	(28,265)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
		of America
		Securities AAA
		10 yr Index
		multiplied by
		the modified
		duration factor

61,398,222	10/8/08	(1 month USD-	A basket of	2,556,024
		LIBOR-BBA plus	equity positions as
		25 bp)	set forth by the issuer

61,132,458	9/11/08	1 month USD-	A basket of	(2,951,192)
		LIBOR-BBA minus	equity positions as
		30 bp	set forth by the issuer

13,089,757	9/11/08	(3 month USD-	PowerShares QQQ	930,255
		LIBOR-BBA minus
		30 bp)

13,076,755	9/11/08	3 month USD-	The units	(356,609)
		LIBOR-BBA minus	of Financial
		75 bp	Select Sector
			SPDR Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. continued

$11,500,000	(F)	10/1/07	(7.5 bp plus	The spread	$224,223
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

7,610,000	(F)	10/31/07	10 bp plus	Banc of America	(43,191)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

5,090,000	(F)	11/2/07	15 bp plus	Banc of America	(30,140)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Deutsche Bank AG
3,972,000	(F)	2/1/08	30 bp plus	The spread	76,191
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Goldman Sachs International
846,000		9/15/11	678 bp (1 month	Ford Credit Auto	17,247
			USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

8,250,000		5/2/08	10 bp plus	Banc of America	76,139
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

10,240,000		1/1/08	(10 bp plus	The spread	184,135
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
$19,012,000	(F)	3/1/08	(115 bp minus	The spread	$(299,785)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

27,492,641		9/24/08	3 month USD-	Russell 2000	355,265
			LIBOR-BBA	Total Return
Index

4,032,752		10/8/07	(1 month USD-	Standard & Poors 500	10,877
			LIBOR-BBA plus	Transportation
			25 bp)	Index

3,513,995		10/8/07	(1 month USD-	Standard & Poors	241,250
			LIBOR-BBA plus	500 Materials
			25 bp)	Index

3,284,838		10/8/07	(1 month USD-	Standard & Poors	84,400
			LIBOR-BBA plus	500
			25 bp)	Pharmaceuticals,
Biotechnology &
Life Sciences
Index

7,377,544		10/8/07	(1 month USD-	Standard & Poors	261,541
			LIBOR-BBA plus	500 Diversified
			25 bp)	Financials Index

3,042,464		10/8/07	(1 month USD-	Standard & Poors	77,273
			LIBOR-BBA plus	500 Utilities
			25 bp)	Index

9,377,817		10/8/07	(1 month USD-	Standard & Poors	390,170
			LIBOR-BBA plus	500 Insurance
			25 bp)	Index

11,078,577		10/8/07	(1 month USD-	Standard & Poors	680,665
			LIBOR-BBA plus	500 Capital
			25 bp)	Goods Index

11,176,841		10/8/07	(1 month USD-	Standard & Poors	347,587
			LIBOR-BBA plus	500 Technology
			25 bp)	Hardware &
Equipment Index

5,697,448		10/8/07	(1 month USD-	Standard & Poors	(15,253)
			LIBOR-BBA plus	500 Commercial
			25 bp)	Services &
Supplies Index

9,598,605		10/8/07	(1 month USD-	Standard & Poors	(139,100)
			LIBOR-BBA plus	500 Consumer
			25 bp)	Durables &
Apparel Index

15,144,600		10/8/07	(1 month USD-	Standard & Poors	(119,459)
			LIBOR-BBA plus	500 Media Index
25 bp)

3,956,134		10/8/07	(1 month USD-	Standard & Poors	90,917
			LIBOR-BBA plus	500 Health Care
			25 bp)	Equipment &
Services Index

5,790,598		10/8/07	1 month USD-	Standard & Poors	(312,819)
			LIBOR-BBA minus	500 Real Estate
			30 bp	Index

12,323,786		10/8/07	1 month USD-	Standard & Poors	17,668
			LIBOR-BBA minus	500 Banks Index
30 bp

8,214,670		10/8/07	1 month USD-	Standard & Poors	(545,161)
			LIBOR-BBA minus	500 Household &
			30 bp	Personal
Products Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$ 6,256,567		10/8/07	1 month USD-	Standard & Poors	$(253,639)
			LIBOR-BBA minus	500 Food
			30 bp	Beverage &
Tobacco Index

5,772,151		10/8/07	1 month USD-	Standard and &	28,793
			LIBOR-BBA minus	Poor’s 500
			30 bp	Semiconductors
and
Semiconductors
Equipment
Industry Group
Index

7,550,319		10/8/07	1 month USD-	Standard & Poors	(353,131)
			LIBOR-BBA minus	500 Energy Index
30 bp

2,058,754		10/8/07	1 month USD-	Standard & Poors	(84,315)
			LIBOR-BBA minus	500 Consumer
			30 bp	Services Index

1,081,530		10/8/07	1 month USD-	Standard & Poors	(42,723)
			LIBOR-BBA minus	500 Software &
			30 bp	Services Index

2,369,867		10/8/07	1 month USD-	Standard & Poors	60,453
			LIBOR-BBA minus	500 Retailing
			30 bp	Index

5,417,680		10/8/07	1 month USD-	Standard & Poors	(301,742)
			LIBOR-BBA minus	500 Automobiles
			30 bp	& Components
Index

11,463,753		10/8/07	1 month USD-	Standard & Poors	(485,951)
			LIBOR-BBA minus	500
			30 bp	Telecommunication
Services Index

18,981,802		10/8/07	1 month USD-	Standard & Poors	(794,719)
			LIBOR-BBA minus	500 Food &
			30 bp	Staples
Retailing GICS
Industry Group
Index

5,649,000		2/1/08	25 bp plus	The spread	73,437
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

3,339,000		10/1/07	17.5 bp plus	The spread	(66,780)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

4,634,700	(F)	8/1/08	17.5 bp minus	The spread	39,133
			change in spread	return of Lehman
			of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
$18,700,000	(F)	4/1/08	(175 bp minus	The spread	$(111,766)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

18,700,000	(F)	9/1/08	Beginning	The spread	245,241
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

16,043,000	(F)	3/1/08	(2.5 bp plus	The spread	(167,430)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

9,964,000	(F)	3/1/08	70 bp minus	The spread	150,207
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

5,140,000	(F)	2/1/08	(45 bp minus	The spread	(80,497)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

7,814,000	(F)	2/1/08	57.5 bp plus	The spread	104,358
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

9,326,000	(F)	1/1/08	(5 bp plus	The spread	182,435
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

10,240,000	(F)	1/1/08	(Beginning	The spread	143,596
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$10,240,000	(F)	1/1/08	(10 bp plus	The spread	$ 138,158
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

1,449,337		5/1/08	(1 month USD-	Lehman Brothers	(39,764)
			LIBOR-BBA minus 0.50%)	U.S. High Yield Index

3,500,000		4/1/08	($3,500,000)	Lehman Brothers	(67,006)
U.S. High Yield Index

7,410,000	(F)	10/1/07	10 bp plus	The spread	(144,124)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

2,099,990		3/1/08	(1 month USD-	Lehman Brothers	(49,172)
			LIBOR-BBA minus	U.S. High Yield
			20 bp)	Index

99,818,409		2/1/08	(1 month USD-	Lehman Brothers	437,631
			LIBOR-BBA plus	US Aggregate RBI
			15 bp)	Series 1 Index

14,261,000	(F)	3/1/08	(120 bp minus	The spread	(190,273)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

22,143,000	(F)	2/1/08	30 bp plus	The spread	409,610
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

3,973,000	(F)	2/1/08	50 bp minus	The spread	64,696
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

18,206,000	(F)	3/1/08	40 bp minus	The spread	242,650
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

11,590,000	(F)	12/2/07	8 bp plus	The spread	(195,002)
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services Inc.
$ 3,960,000	10/31/07	10 bp plus	Banc of America	$ (35,571)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

3,382,000	1/31/08	80 bp minus	Banc of America	46,243
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

3,382,000	1/31/08	70 bp minus	The spread	36,216
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

2,900,000	11/30/07	7.5 bp plus	The spread	(44,631)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

17,813,000	1/31/08	40 bp plus	The spread	132,044
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Total				$1,341,562

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)
Bank of America, N.A.

DJ ABX NA CMBX BBB Index	$ 1,718	$2,499,000	10/12/52	(134 bp)	$ 191,978

DJ CDX NA HY Series 8
Index	198,105	33,365,000	6/20/12	(275 bp)	1,057,912

DJ CDX NA IG Series 8
Index	(4,338)	7,480,000	6/20/17	(60 bp)	106,715

DJ CDX NA IG Series 8
Index	(47,285)	12,985,000	6/20/17	(60 bp)	145,499

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	65,000	6/20/11	(101 bp)	18

Nalco Co. 7.75%,11/15/11	—	30,000	9/20/12	350 bp	835

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	14,524	2,998,898	10/12/52	(134 bp)	242,843

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Citibank, N.A.
CMS Energy Corp.,
6.875%, 12/15/15	$ —	$ 470,000	6/20/12	57 bp	$(9,624)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	80,000	9/20/12	495 bp	(158)

Credit Suisse International
Dynegy Holdings, Inc.,
6 7/8%, 4/1/11	—	50,000	6/20/17	297 bp	(3,325)

Nalco Co. 7.75%,
11/15/11	—	30,000	9/20/12	320bp	461

Sprint Capital Corp. 8
3/8%, 3/15/12	—	790,000	6/20/12	(59 bp)	1,248

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	953,000	6/20/12	22 bp	(14,536)

France Telecom, 7.25%,
1/28/13	—	390,000	6/20/16	70 bp	6,612

Nalco Co. 7.75%,
11/15/11	—	25,000	12/20/12	363 bp	825

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	1,678,000	(a)	2.461%	103,407

DJ CDX NA HY Series 8
Index	(759)	35,714	6/20/10	(275 bp)	(887)

DJ CDX NA HY Series 8
Index	405,217	26,950,000	6/20/12	35 bp	110,032

DJ CDX NA IG Series 8
Index	(6)	7,475,000	6/20/17	(60 bp)	110,973

DJ CDX NA IG Series 8
Index	(50,424)	11,980,000	6/20/17	(60 bp)	127,439

General Motors Corp.,
7 1/8%, 7/15/13	—	90,000	9/20/08	620 bp	2,886

General Motors Corp.,
7 1/8%, 7/15/13	—	20,000	9/20/08	620 bp	641

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	485,000	9/20/17	(67.8 bp)	6,142

Merrill Lynch & Co.,
5%, 1/15/15	—	485,000	9/20/12	48 bp	(2,431)

Merrill Lynch & Co.,
5%, 1/15/15	—	485,000	9/20/17	(59.8 bp)	(21)

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—	3,339,000	3/15/49	(7 bp)	21,441

DJ CDX NA IG Series 8
Index	76,337	4,757,000	6/20/12	35 bp	24,233

General Motors Corp.,
7 1/8%, 7/15/13	—	15,000	9/20/08	500 bp	305

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	485,000	9/20/12	63.5 bp	(5,464)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	485,000	9/20/17	(77 bp)	4,581

CMS Energy Corp.,
6.875%, 12/15/15	—	120,000	6/20/12	62 bp	(2,206)

DJ ABX NA CMBX BBB Index	3,049	740,000	10/12/52	(134 bp)	64,371

DJ CDX NA CMBX AA Index	(15,241)	481,000	3/15/49	(15 bp)	(6,262)

DJ CDX NA CMBX AAA Index	—	7,410,000	3/15/49	(7 bp)	40,455

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA EM Series 7
Index	$ (360,342)	$ 33,365,000	6/20/12	125 bp	$ (441,206)

DJ CDX NA HY Series 8
Index	(44,100)	1,260,000	6/20/10	(275 bp)	(48,624)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	20,769,000	6/20/12	104 bp	(290,577)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,300,000	12/20/10	104.5 bp	—

DJ CDX NA IG Series 8
Index	34,099	974,239	6/20/10	275 bp	37,596

DJ CDX NA IG Series 8
Index	22,320	1,450,000	6/20/12	35 bp	6,438

DJ CDX NA IG Series 8
Index 30-100% tranche	—	14,744,950	6/20/12	(3.125 bp)	40,411

DJ CDX NA IG Series 8
Index 30-100% tranche	—	12,064,050	6/20/12	(8 bp)	7,585

DJ CDX NA IG Series 8
Index 7-10% tranche	—	360,000	6/20/14	(152 bp)	(8,148)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	485,000	9/20/17	(58 bp)	(3,166)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	485,000	9/20/12	48 bp	(1,195)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	485,000	9/20/17	(60.5 bp)	(2,136)

Nalco Co. 7.75%, 11/15/11	—	30,000	9/20/12	340 bp	711

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	30,000	9/20/12	395 bp	1,097

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	65,000	9/20/08	500 bp	1,320

Merrill Lynch International
Dynegy Holdings, Inc.,
6 7/8%, 4/1/11	—	50,000	6/20/17	295 bp	(3,383)

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	758	1,043,200	10/12/52	(134 bp)	80,181

DJ CDX NA HY Series 8
Index	(5,067)	321,475	6/20/10	275 bp	(3,914)

DJ CDX NA IG Series 8
Index	130,417	8,470,000	6/20/12	35 bp	37,644

DJ CDX NA IG Series 8
Index	194,775	16,200,000	6/20/12	35 bp	17,336

DJ CDX NA IG Series 8
Index	—	7,450,000	6/20/17	(60 bp)	110,608

DJ CDX NA IG Series 8
Index 7-10% tranche	—	360,000	6/20/14	95 bp	(3,571)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	50,000	6/20/12	225 bp	(1,716)

General Motors Corp.,
7 1/8%, 7/15/13	—	15,000	9/20/08	500 bp	305

Jefferson Smurfit
Corp., 7.5%, 6/1/13	—	35,000	9/20/12	445 bp	1,708

Nalco Co. 7.75%,
11/15/11	—	30,000	9/20/12	330 bp	586

Total					$1,862,828

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

Putnam Asset Allocation: Growth Portfolio

ASSETS

Investment in securities, at value, including $167,308,842 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,200,912,484)	$2,588,165,323
Affiliated issuers (identified cost $258,122,122) (Note 5)	258,122,122

Foreign currency (cost $45,545,863) (Note 1)	46,310,573

Dividends, interest and other receivables	8,948,385

Receivable for shares of the fund sold	6,019,663

Receivable for securities sold	16,213,020

Receivable for sales of delayed delivery securities (Note 1)	10,560,287

Receivable for open forward currency contracts (Note 1)	22,486,331

Receivable for closed forward currency contracts (Note 1)	4,875,897

Receivable for closed swap contracts (Note 1)	293,936

Premium paid on swap contracts (Note 1)	1,075,361

Unrealized appreciation on swap contracts (Note 1)	35,386,996

Total assets	2,998,457,894

LIABILITIES

Payable to custodian (Note 2)	3,312,950

Payable for variation margin (Note 1)	2,139,560

Payable for securities purchased	7,100,431

Payable for purchases of delayed delivery securities (Note 1)	12,314,404

Payable for shares of the fund repurchased	3,905,305

Payable for compensation of Manager (Notes 2 and 5)	3,705,010

Payable for investor servicing (Note 2)	932,856

Payable for custodian fees (Note 2)	143,256

Payable for Trustee compensation and expenses (Note 2)	199,955

Payable for administrative services (Note 2)	6,899

Payable for distribution fees (Note 2)	1,653,760

Payable for open forward currency contracts (Note 1)	24,861,824

Payable for closed forward currency contracts (Note 1)	7,009,925

Payable for closed swap contracts (Note 1)	90,039

Premium received on swap contracts (Note 1)	703,406

Unrealized depreciation on swap contracts (Note 1)	29,238,091

Written options outstanding, at value (premiums received $2,966,002) (Notes 1 and 3)	4,199,401

TBA sale commitments, at value (proceeds receivable $10,544,082) (Note 1)	10,546,405

Collateral on securities loaned, at value (Note 1)	173,069,529

Other accrued expenses	370,708

Total liabilities	285,503,714

Net assets	$2,712,954,180

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,330,907,737

Distributions in excess of net investment income (Note 1)	(13,553,048)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,049,585

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	393,549,906

Total — Representing net assets applicable to capital shares outstanding	$2,712,954,180

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,763,893,459 divided by 116,529,529 shares)	$15.14

Offering price per class A share (100/94.75 of $15.14)*	$15.98

Net asset value and offering price per class B share ($432,178,145 divided by 29,210,414 shares)**	$14.80

Net asset value and offering price per class C share ($241,464,025 divided by 16,562,180 shares)**	$14.58

Net asset value and redemption price per class M share ($50,657,411 divided by 3,408,189 shares)	$14.86

Offering price per class M share (100/96.75 of $14.86)*	$15.36

Net asset value, offering price and redemption price per class R share ($7,446,691 divided by 497,873 shares)	$14.96

Net asset value, offering price and redemption price per class Y share ($217,314,449 divided by 14,217,741 shares)	$15.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

Putnam Asset Allocation: Growth Portfolio

INVESTMENT INCOME

Dividends (net of foreign tax of $1,858,333)	$ 37,341,380

Interest (including interest income of $8,822,546 from investments in affiliated issuers) (Note 5)	23,953,875

Securities lending	1,113,772

Total investment income	62,409,027

EXPENSES

Compensation of Manager (Note 2)	13,615,893

Investor servicing fees (Note 2)	5,249,121

Custodian fees (Note 2)	1,206,448

Trustee compensation and expenses (Note 2)	90,100

Administrative services (Note 2)	52,102

Distribution fees — Class A (Note 2)	3,782,588

Distribution fees — Class B (Note 2)	4,159,655

Distribution fees — Class C (Note 2)	2,022,693

Distribution fees — Class M (Note 2)	350,437

Distribution fees — Class R (Note 2)	40,662

Other	1,012,778

Non-recurring costs (Notes 2 and 7)	1,363

Costs assumed by Manager (Notes 2 and 7)	(1,363)

Fees waived and reimbursed by Manager (Note 5)	(143,096)

Total expenses	31,439,381

Expense reduction (Note 2)	(522,451)

Net expenses	30,916,930

Net investment income	31,492,097

Net realized gain on investments (net of foreign taxes of $121,210) (Notes 1 and 3)	106,008,234

Net realized loss on swap contracts (Note 1)	(58,140,438)

Net realized gain on futures contracts (Note 1)	4,673,632

Net realized gain on foreign currency transactions (Note 1)	1,811,616

Net realized gain on written options (Notes 1 and 3)	274,801

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(5,035,415)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	209,013,921

Net gain on investments	258,606,351

Net increase in net assets resulting from operations	$290,098,448

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Growth Portfolio

INCREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06

Operations:
Net investment income	$ 31,492,097	$ 21,043,041

Net realized gain on investments and foreign currency transactions	54,627,845	104,495,743

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	203,978,506	56,190,492

Net increase in net assets resulting from operations	290,098,448	181,729,276

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(7,447,050)	(6,684,450)

Class B	—	(351,132)

Class C	(38,086)	(209,543)

Class M	(47,209)	(120,535)

Class R	(29,365)	(10,862)

Class Y	(1,310,547)	(1,487,947)

Redemption fees (Note 1)	11,760	8,738

Increase from capital share transactions (Note 4)	563,286,369	170,844,886

Total increase in net assets	844,524,320	343,718,431

NET ASSETS

Beginning of year	1,868,429,860	1,524,711,429

End of year (including distributions in excess of net investment income of $13,553,048
and undistributed net investment income of $3,458,686, respectively)	$2,712,954,180	$1,868,429,860

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2007	$13.32	.22(d)	1.68	1.90	(.08)	(.08)	—(e)	$15.14	14.31	$1,763,893	1.14(d)	1.52(d)	80.70
September 30, 2006	11.97	.19(d,g)	1.26	1.45	(.10)	(.10)	—(e)	13.32	12.19(g)	1,152,980	1.14(d,g)	1.51(d,g)	85.02
September 30, 2005	10.26	.15(d,f)	1.69	1.84	(.13)	(.13)	—(e)	11.97	18.02	775,947	1.25(d)	1.34(d,f)	111.90
September 30, 2004	9.22	.11(d)	1.13	1.24	(.20)	(.20)	—(e)	10.26	13.51	547,168	1.32(d)	1.12(d)	120.17
September 30, 2003	7.69	.13	1.64	1.77	(.24)	(.24)	—	9.22	23.41	629,578	1.35	1.54	126.07

CLASS B
September 30, 2007	$13.05	.11(d)	1.64	1.75	—	—	—(e)	$14.80	13.41	$432,178	1.89(d)	.76(d)	80.70
September 30, 2006	11.73	.09(d,g)	1.24	1.33	(.01)	(.01)	—(e)	13.05	11.37(g)	363,651	1.89(d,g)	.75(d,g)	85.02
September 30, 2005	10.06	.06(d,f)	1.67	1.73	(.06)	(.06)	—(e)	11.73	17.22	315,199	2.00(d)	.59(d,f)	111.90
September 30, 2004	9.06	.04(d)	1.09	1.13	(.13)	(.13)	—(e)	10.06	12.55	261,591	2.07(d)	.37(d)	120.17
September 30, 2003	7.54	.06	1.62	1.68	(.16)	(.16)	—	9.06	22.57	236,650	2.10	.78	126.07

CLASS C
September 30, 2007	$12.86	.11(d)	1.61	1.72	—(e)	—(e)	—(e)	$14.58	13.40	$241,464	1.89(d)	.77(d)	80.70
September 30, 2006	11.57	.09(d,g)	1.22	1.31	(.02)	(.02)	—(e)	12.86	11.38(g)	150,255	1.89(d,g)	.76(d,g)	85.02
September 30, 2005	9.92	.06(d,f)	1.64	1.70	(.05)	(.05)	—(e)	11.57	17.21	96,350	2.00(d)	.59(d,f)	111.90
September 30, 2004	8.93	.04(d)	1.08	1.12	(.13)	(.13)	—(e)	9.92	12.57	73,936	2.07(d)	.37(d)	120.17
September 30, 2003	7.44	.06	1.59	1.65	(.16)	(.16)	—	8.93	22.47	76,075	2.10	.78	126.07

CLASS M
September 30, 2007	$13.09	.14(d)	1.65	1.79	(.02)	(.02)	—(e)	$14.86	13.65	$50,657	1.64(d)	1.00(d)	80.70
September 30, 2006	11.77	.12(d,g)	1.24	1.36	(.04)	(.04)	—(e)	13.09	11.60(g)	40,409	1.64(d,g)	1.00(d,g)	85.02
September 30, 2005	10.09	.09(d,f)	1.67	1.76	(.08)	(.08)	—(e)	11.77	17.48	34,029	1.75(d)	.84(d,f)	111.90
September 30, 2004	9.07	.06(d)	1.11	1.17	(.15)	(.15)	—(e)	10.09	12.97	29,373	1.82(d)	.62(d)	120.17
September 30, 2003	7.56	.08	1.61	1.69	(.18)	(.18)	—	9.07	22.70	32,490	1.85	1.02	126.07

CLASS R
September 30, 2007	$13.18	.18(d)	1.66	1.84	(.06)	(.06)	—(e)	$14.96	14.00	$7,447	1.39(d)	1.28(d)	80.70
September 30, 2006	11.87	.17(d,g)	1.23	1.40	(.09)	(.09)	—(e)	13.18	11.85(g)	6,258	1.39(d,g)	1.31(d,g)	85.02
September 30, 2005	10.21	.12(d,f)	1.68	1.80	(.14)	(.14)	—(e)	11.87	17.80	1,285	1.50(d)	1.10(d,f)	111.90
September 30, 2004	9.21	.09(d)	1.11	1.20	(.20)	(.20)	—(e)	10.21	13.15	32	1.57(d)	.87(d)	120.17
September 30, 2003†	8.08	.07	1.06	1.13	—	—	—	9.21	13.99*	1	1.11*	.89*	126.07

CLASS Y
September 30, 2007	$13.44	.26(d)	1.69	1.95	(.11)	(.11)	—(e)	$15.28	14.55	$217,314	.89(d)	1.75(d)	80.70
September 30, 2006	12.08	.22(d,g)	1.27	1.49	(.13)	(.13)	—(e)	13.44	12.40(g)	154,877	.89(d,g)	1.73(d,g)	85.02
September 30, 2005	10.35	.18(d,f)	1.70	1.88	(.15)	(.15)	—(e)	12.08	18.35	301,901	1.00(d)	1.58(d,f)	111.90
September 30, 2004	9.30	.14(d)	1.13	1.27	(.22)	(.22)	—(e)	10.35	13.79	432,322	1.07(d)	1.37(d)	120.17
September 30, 2003	7.76	.15	1.65	1.80	(.26)	(.26)	—	9.30	23.70	420,617	1.10	1.79	126.07

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

142	143

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

September 30, 2007	0.01%

September 30, 2006	0.01

September 30, 2005	0.02

September 30, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006.

(h) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

Putnam Asset Allocation: Balanced Portfolio

ASSETS

Investment in securities, at value, including $112,698,312 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,059,046,460)	$2,356,167,286
Affiliated issuers (identified cost $124,331,804) (Note 5)	124,331,804

Foreign currency (cost $36,218,315) (Note 1)	37,165,908

Dividends, interest and other receivables	9,046,570

Receivable for shares of the fund sold	5,738,992

Receivable for securities sold	24,434,323

Receivable for sales of delayed delivery securities (Notes 1)	95,643,119

Receivable from Manager (Note 2)	102,935

Receivable for open forward currency contracts (Note 1)	19,698,163

Receivable for closed forward currency contracts (Note 1)	4,328,306

Receivable for open swap contracts (Note 1)	25,763

Receivable for closed swap contracts (Note 1)	486,445

Premium paid on swap contracts (Note 1)	961,505

Unrealized appreciation on swap contracts (Note 1)	42,322,122

Total assets	2,720,453,241

LIABILITIES

Payable to custodian (Note 2)	5,618,050

Payable for variation margin (Note 1)	3,067,330

Payable for securities purchased	10,899,761

Payable for purchases of delayed delivery securities (Notes 1)	26,324,320

Payable for shares of the fund repurchased	5,691,589

Payable for compensation of Manager (Notes 2 and 5)	3,330,953

Payable for investor servicing (Note 2)	670,360

Payable for Trustee compensation and expenses (Note 2)	224,745

Payable for administrative services (Note 2)	3,196

Payable for distribution fees (Note 2)	1,419,589

Payable for open forward currency contracts (Note 1)	21,651,983

Payable for closed forward currency contracts (Note 1)	6,105,419

Payable for open swap contracts (Note 1)	37,419

Payable for closed swap contracts (Note 1)	71,989

Premium received on swap contracts (Note 1)	1,402,767

Unrealized depreciation on swap contracts (Note 1)	34,288,523

Written options outstanding, at value (premiums received $9,180,323) (Notes 1 and 3)	11,600,702

TBA sale commitments, at value (proceeds receivable $95,505,992) (Note 1)	95,640,320

Collateral on securities loaned, at value (Note 1)	116,781,825

Other accrued expenses	238,849

Total liabilities	345,069,689

Net assets	$2,375,383,552
(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,182,905,145

Distributions in excess of net investment income (Note 1)	(24,015,279)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(83,582,755)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	300,076,441

Total — Representing net assets applicable to capital shares outstanding	$2,375,383,552

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,619,706,188 divided by 127,110,384 shares)	$12.74

Offering price per class A share (100/94.75 of $12.74)*	$13.45

Net asset value and offering price per class B share ($311,753,924 divided by 24,619,485 shares)**	$12.66

Net asset value and offering price per class C share ($162,250,996 divided by 12,951,083 shares)**	$12.53

Net asset value and redemption price per class M share ($38,124,250 divided by 2,996,448 shares)	$12.72

Offering price per class M share (100/96.75 of $12.72)*	$13.15

Net asset value, offering price and redemption price per class R share ($5,150,883 divided by 405,776 shares)	$12.69

Net asset value, offering price and redemption price per class Y share ($238,397,311 divided by 18,676,462 shares)	$12.76

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT INCOME

Interest (including interest income of $13,488,472 from investments in affiliated issuers) (Note 5)	$ 44,308,038

Dividends (net of foreign tax of $1,008,297)	27,031,746

Securities lending	910,166

Total investment income	72,249,950

EXPENSES

Compensation of Manager (Note 2)	12,975,753

Investor servicing fees (Note 2)	3,963,302

Custodian fees (Note 2)	513,062

Trustee compensation and expenses (Note 2)	87,045

Administrative services (Note 2)	46,847

Distribution fees — Class A (Note 2)	3,810,138

Distribution fees — Class B (Note 2)	3,291,569

Distribution fees — Class C (Note 2)	1,484,849

Distribution fees — Class M (Note 2)	279,108

Distribution fees — Class R (Note 2)	51,077

Other	713,985

Non-recurring costs (Notes 2 and 7)	1,321

Costs assumed by Manager (Notes 2 and 7)	(1,321)

Fees waived and reimbursed by Manager (Note 5)	(220,617)

Total expenses	26,996,118

Expense reduction (Note 2)	(505,860)

Net expenses	26,490,258

Net investment income	45,759,692

Net realized gain on investments (Notes 1 and 3)	67,629,514

Net realized loss on swap contracts (Note 1)	(56,113,105)

Net realized loss on futures contracts (Note 1)	(920,616)

Net realized gain on foreign currency transactions (Note 1)	3,040,381

Net realized gain on written options (Notes 1 and 3)	1,621,479

Net increase from payments by affiliates (Note 2)	5,387

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,777,985)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	133,147,300

Net gain on investments	144,632,355

Net increase in net assets resulting from operations	$190,392,047

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Balanced Portfolio

INCREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06

Operations:
Net investment income	$ 45,759,692	$ 35,029,176

Net realized gain on investments and foreign currency transactions	15,263,040	66,402,150

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	129,369,315	68,214,714

Net increase in net assets resulting from operations	190,392,047	169,646,040

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(27,387,020)	(23,836,313)

Class B	(3,358,713)	(4,317,206)

Class C	(1,630,697)	(1,479,301)

Class M	(477,984)	(519,992)

Class R	(132,749)	(72,778)

Class Y	(4,068,344)	(3,796,620)

Redemption fees (Note 1)	6,913	3,997

Increase (decrease) from capital share transactions (Note 4)	228,829,194	(50,641,573)

Total increase in net assets	382,172,647	84,986,254

NET ASSETS

Beginning of year	1,993,210,905	1,908,224,651

End of year (including distributions in excess of net investment income of
$24,015,279 and $6,491,015, respectively)	$2,375,383,552	$1,993,210,905

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2007	$11.86	.27(d)	.83	1.10	(.22)	(.22)	—(e)	$12.74	9.36	$1,619,706	1.06(d)	2.19(d)	106.89
September 30, 2006	11.04	.23(d,g)	.82	1.05	(.23)	(.23)	—(e)	11.86	9.64(g)	1,329,409	1.00(d,g)	2.04(d,g)	90.03
September 30, 2005	9.94	.18(d,f)	1.05	1.23	(.13)	(.13)	—(e)	11.04	12.40	1,077,903	1.12(d)	1.72(d,f)	144.41
September 30, 2004	9.26	.13(d)	.79	.92	(.24)	(.24)	—(e)	9.94	10.05	911,128	1.21(d)	1.36(d)	159.30
September 30, 2003	8.10	.14	1.25	1.39	(.23)	(.23)	—	9.26	17.40	1,156,736	1.20	1.62	145.04

CLASS B
September 30, 2007	$11.78	.18(d)	.83	1.01	(.13)	(.13)	—(e)	$12.66	8.58	$311,754	1.81(d)	1.43(d)	106.89
September 30, 2006	10.96	.14(d,g)	.83	.97	(.15)	(.15)	—(e)	11.78	8.88(g)	324,825	1.75(d,g)	1.28(d,g)	90.03
September 30, 2005	9.87	.10(d,f)	1.04	1.14	(.05)	(.05)	—(e)	10.96	11.54	340,442	1.87(d)	.97(d,f)	144.41
September 30, 2004	9.20	.06(d)	.78	.84	(.17)	(.17)	—(e)	9.87	9.20	327,229	1.96(d)	.61(d)	159.30
September 30, 2003	8.05	.08	1.23	1.31	(.16)	(.16)	—	9.20	16.52	310,616	1.95	.87	145.04

CLASS C
September 30, 2007	$11.66	.18(d)	.82	1.00	(.13)	(.13)	—(e)	$12.53	8.64	$162,251	1.81(d)	1.43(d)	106.89
September 30, 2006	10.87	.14(d,g)	.80	.94	(.15)	(.15)	—(e)	11.66	8.72(g)	128,541	1.75(d,g)	1.29(d,g)	90.03
September 30, 2005	9.79	.10(d,f)	1.03	1.13	(.05)	(.05)	—(e)	10.87	11.58	101,610	1.87(d)	.97(d,f)	144.41
September 30, 2004	9.13	.06(d)	.77	.83	(.17)	(.17)	—(e)	9.79	9.15	83,403	1.96(d)	.61(d)	159.30
September 30, 2003	7.99	.07	1.23	1.30	(.16)	(.16)	—	9.13	16.52	87,992	1.95	.87	145.04

CLASS M
September 30, 2007	$11.84	.21(d)	.83	1.04	(.16)	(.16)	—(e)	$12.72	8.83	$38,124	1.56(d)	1.68(d)	106.89
September 30, 2006	11.02	.17(d,g)	.82	.99	(.17)	(.17)	—(e)	11.84	9.11(g)	34,730	1.50(d,g)	1.54(d,g)	90.03
September 30, 2005	9.92	.13(d,f)	1.05	1.18	(.08)	(.08)	—(e)	11.02	11.87	32,605	1.62(d)	1.22(d,f )	144.41
September 30, 2004	9.24	.08(d)	.79	.87	(.19)	(.19)	—(e)	9.92	9.49	31,184	1.71(d)	.86(d)	159.30
September 30, 2003	8.08	.09	1.25	1.34	(.18)	(.18)	—	9.24	16.85	39,902	1.70	1.11	145.04

CLASS R
September 30, 2007	$11.79	.24(d)	.83	1.07	(.17)	(.17)	—(e)	$12.69	9.13	$5,151	1.31(d)	1.95(d)	106.89
September 30, 2006	10.99	.22(d,g)	.79	1.01	(.21)	(.21)	—(e)	11.79	9.25(g)	9,385	1.25(d,g)	1.87(d,g)	90.03
September 30, 2005	9.91	.16(d,f)	1.03	1.19	(.11)	(.11)	—(e)	10.99	12.06	1,210	1.37(d)	1.49(d,f)	144.41
September 30, 2004	9.25	.12(d)	.77	.89	(.23)	(.23)	—(e)	9.91	9.73	44	1.46(d)	1.11(d)	159.30
September 30, 2003†	8.50	.08	.76	.84	(.09)	(.09)	—	9.25	10.00*	1	1.00*	.95*	145.04

CLASS Y
September 30, 2007	$11.88	.30(d)	.84	1.14	(.26)	(.26)	—(e)	$12.76	9.61	$238,397	.81(d)	2.43(d)	106.89
September 30, 2006	11.06	.26(d,g)	.82	1.08	(.26)	(.26)	—(e)	11.88	9.89(g)	166,321	.75(d,g)	2.28(d,g)	90.03
September 30, 2005	9.95	.21(d,f)	1.06	1.27	(.16)	(.16)	—(e)	11.06	12.77	354,455	.87(d)	1.97(d,f)	144.41
September 30, 2004	9.27	.16(d)	.79	.95	(.27)	(.27)	—(e)	9.95	10.32	439,865	.96(d)	1.61(d)	159.30
September 30, 2003	8.11	.16	1.25	1.41	(.25)	(.25)	—	9.27	17.67	564,799.95		1.87	145.04

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

150	151

Financial highlights (Continued)

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

* Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

September 30, 2007	0.01%

September 30, 2006	0.01

September 30, 2005	0.02

September 30, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006.

(h) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

Putnam Asset Allocation: Conservative Portfolio

ASSETS

Investment in securities, at value, including $12,392,690 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $932,834,460)	$1,022,419,264
Affiliated issuers (identified cost $94,025,098) (Note 5)	94,025,098

Cash	13,142,049

Foreign currency (cost $13,143,531) (Note 1)	13,470,693

Dividends, interest and other receivables	3,292,225

Receivable for shares of the fund sold	4,323,541

Receivable for securities sold	23,022,934

Receivable for sales of delayed delivery securities (Notes 1)	30,792,027

Receivable from Manager (Note 2)	178,935

Receivable for open forward currency contracts (Note 1)	4,549,911

Receivable for closed forward currency contracts (Note 1)	1,061,231

Receivable for open swap contracts (Note 1)	12,191

Receivable for closed swap contracts (Note 1)	654,247

Premium paid on swap contracts (Note 1)	527,562

Unrealized appreciation on swap contracts (Note 1)	18,704,310

Total assets	1,230,176,218

LIABILITIES

Payable for variation margin (Note 1)	68,422

Payable for securities purchased	17,110,374

Payable for purchases of delayed delivery securities (Notes 1)	25,923,063

Payable for shares of the fund repurchased	1,261,865

Payable for compensation of Manager (Notes 2 and 5)	1,699,664

Payable for investor servicing (Note 2)	339,020

Payable for Trustee compensation and expenses (Note 2)	115,014

Payable for administrative services (Note 2)	2,079

Payable for distribution fees (Note 2)	419,421

Payable for open forward currency contracts (Note 1)	5,462,350

Payable for closed forward currency contracts (Note 1)	1,490,415

Payable for open swap contracts (Note 1)	32,884

Payable for closed swap contracts (Note 1)	329,396

Premium received on swap contracts (Note 1)	1,081,319

Unrealized depreciation on swap contracts (Note 1)	20,305,182

Written options outstanding, at value (premiums received $8,546,975) (Notes 1 and 3)	10,842,242

TBA sale commitments, at value (proceeds receivable $30,742,429) (Note 1)	30,732,876

Collateral on securities loaned, at value (Note 1)	12,869,096

Other accrued expenses	65,629

Total liabilities	130,150,311

Net assets	$1,100,025,907

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,077,036,572

Distributions in excess of net investment income (Note 1)	(3,183,472)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(55,743,848)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	81,916,655

Total — Representing net assets applicable to capital shares outstanding	$1,100,025,907

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($492,124,695 divided by 49,998,137 shares)	$9.84

Offering price per class A share (100/94.75 of $9.84)*	$10.39

Net asset value and offering price per class B share ($73,812,924 divided by 7,568,497 shares)**	$9.75

Net asset value and offering price per class C share ($56,646,516 divided by 5,803,774 shares)**	$9.76

Net asset value and redemption price per class M share ($12,409,339 divided by 1,272,741 shares)	$9.75

Offering price per class M share (100/96.75 of $9.75)*	$10.08

Net asset value, offering price and redemption price per class R share ($1,250,936 divided by 125,770 shares)	$9.95

Net asset value, offering price and redemption price per class Y share ($463,781,497 divided by 47,196,722 shares)	$9.83

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT INCOME
Interest (including interest income of $8,652,870 from investments in affiliated issuers) (Note 5)	$35,643,423

Dividends (net of foreign tax of $270,630)	7,716,011

Securities lending	196,842

Total investment income	43,556,276

EXPENSES

Compensation of Manager (Note 2)	6,698,229

Investor servicing fees (Note 2)	1,995,463

Custodian fees (Note 2)	289,948

Trustee compensation and expenses (Note 2)	56,687

Administrative services (Note 2)	30,772

Distribution fees — Class A (Note 2)	1,155,431

Distribution fees — Class B (Note 2)	824,370

Distribution fees — Class C (Note 2)	518,026

Distribution fees — Class M (Note 2)	91,688

Distribution fees — Class R (Note 2)	5,837

Other	357,386

Non-recurring costs (Notes 2 and 7)	613

Costs assumed by Manager (Notes 2 and 7)	(613)

Fees waived and reimbursed by Manager (Note 5)	(144,126)

Total expenses	11,879,711

Expense reduction (Note 2)	(361,137)

Net expenses	11,518,574

Net investment income	32,037,702

Net realized gain on investments (Notes 1 and 3)	16,161,575

Net realized loss on swap contracts (Note 1)	(14,567,233)

Net realized loss on futures contracts (Note 1)	(5,005,330)

Net realized gain on foreign currency transactions (Note 1)	1,155,296

Net realized gain on written options (Notes 1 and 3)	1,254,058

Net increase from payments by affiliates (Note 2)	118,850

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,392,082)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	27,731,521

Net gain on investments	25,456,655

Net increase in net assets resulting from operations	$57,494,357

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Conservative Portfolio

INCREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06
Operations:
Net investment income	$ 32,037,702	$ 26,833,294

Net realized gain (loss) on investments and foreign currency transactions	(882,784)	10,245,191

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	26,339,439	20,335,519

Net increase in net assets resulting from operations	57,494,357	57,414,004

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(13,942,663)	(13,671,190)

Class B	(1,876,948)	(2,827,861)

Class C	(1,174,564)	(1,179,477)

Class M	(309,260)	(356,858)

Class R	(32,017)	(18,619)

Class Y	(13,945,501)	(13,695,158)

Redemption fees (Note 1)	5,593	3,426

Increase from capital share transactions (Note 4)	122,462,025	7,629,939

Total increase in net assets	148,681,022	33,298,206

NET ASSETS

Beginning of year	951,344,885	918,046,679

End of year (including distribution in excess of net investment income of $3,183,472
and undistributed net investment income of $3,048,174, respectively)	$1,100,025,907	$951,344,885

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2007	$9.59	.30(d)	.25	.55	(.30)	(.30)	—(e)	$9.84	5.76	$492,125	1.15(d)	3.09(d)	150.59
September 30, 2006	9.33	.28(d,g)	.31	.59	(.33)	(.33)	—(e)	9.59	6.46(g)	414,952	1.06(d,g)	2.95(d,g)	133.41
September 30, 2005	8.84	.21(d,f)	.48	.69	(.20)	(.20)	—(e)	9.33	7.92	378,616	1.20(d)	2.28(d,f)	209.05
September 30, 2004	8.65	.15(d)	.37	.52	(.33)	(.33)	—(e)	8.84	6.11	590,441	1.39(d)	1.66(d)	258.72
September 30, 2003	7.94	.21	.93	1.14	(.43)	(.43)	—	8.65	14.88	680,678	1.39	2.55	200.28

CLASS B
September 30, 2007	$9.50	.23(d)	.24	.47	(.22)	(.22)	—(e)	$9.75	5.00	$73,813	1.90(d)	2.36(d)	150.59
September 30, 2006	9.25	.20(d,g)	.31	.51	(.26)	(.26)	—(e)	9.50	5.61(g)	89,287	1.81(d,g)	2.21(d,g)	133.41
September 30, 2005	8.78	.14(d,f)	.47	.61	(.14)	(.14)	—(e)	9.25	6.94	109,941	1.95(d)	1.56(d,f)	209.05
September 30, 2004	8.60	.08(d)	.37	.45	(.27)	(.27)	—(e)	8.78	5.23	120,168	2.14(d)	.92(d)	258.72
September 30, 2003	7.89	.15	.93	1.08	(.37)	(.37)	—	8.60	14.14	127,586	2.14	1.80	200.28

CLASS C
September 30, 2007	$9.49	.23(d)	.26	.49	(.22)	(.22)	—(e)	$9.76	5.21	$56,647	1.90(d)	2.34(d)	150.59
September 30, 2006	9.24	.20(d,g)	.31	.51	(.26)	(.26)	—(e)	9.49	5.64(g)	46,990	1.81(d,g)	2.20(d,g)	133.41
September 30, 2005	8.76	.14(d,f)	.48	.62	(.14)	(.14)	—(e)	9.24	7.08	38,901	1.95(d)	1.56(d,f)	209.05
September 30, 2004	8.58	.08(d)	.37	.45	(.27)	(.27)	—(e)	8.76	5.24	35,850	2.14(d)	.92(d)	258.72
September 30, 2003	7.88	.15	.92	1.07	(.37)	(.37)	—	8.58	13.99	38,868	2.14	1.81	200.28

CLASS M
September 30, 2007	$9.50	.25(d)	.25	.50	(.25)	(.25)	—(e)	$9.75	5.27	$12,409	1.65(d)	2.59(d)	150.59
September 30, 2006	9.25	.23(d,g)	.30	.53	(.28)	(.28)	—(e)	9.50	5.86(g)	11,794	1.56(d,g)	2.45(d,g)	133.41
September 30, 2005	8.77	.16(d,f)	.48	.64	(.16)	(.16)	—(e)	9.25	7.32	12,913	1.70(d)	1.81(d,f)	209.05
September 30, 2004	8.59	.10(d)	.37	.47	(.29)	(.29)	—(e)	8.77	5.51	12,728	1.89(d)	1.17(d)	258.72
September 30, 2003	7.90	.16	.92	1.08	(.39)	(.39)	—	8.59	14.10	16,114	1.89	2.09	200.28

CLASS R
September 30, 2007	$9.67	.28(d)	.27	.55	(.27)	(.27)	—(e)	$9.95	5.77	$1,251	1.40(d)	2.84(d)	150.59
September 30, 2006	9.38	.26(d,g)	.34	.60	(.31)	(.31)	—(e)	9.67	6.49(g)	927	1.31(d,g)	2.70(d,g)	133.41
September 30, 2005	8.86	.19(d,f)	.51	.70	(.18)	(.18)	—(e)	9.38	7.98	428	1.45(d)	2.10(d,f)	209.05
September 30, 2004	8.65	.13(d)	.39	.52	(.31)	(.31)	—(e)	8.86	6.10	102	1.64(d)	1.41(d)	258.72
September 30, 2003†	8.01	.13	.66	.79	(.15)	(.15)	—	8.65	9.91*	1	1.13*	1.60*	200.28

CLASS Y
September 30, 2007	$9.57	.33(d)	.25	.58	(.32)	(.32)	—(e)	$9.83	6.14	$463,781	.90(d)	3.34(d)	150.59
September 30, 2006	9.31	.30(d,g)	.31	.61	(.35)	(.35)	—(e)	9.57	6.75(g)	387,395	.81(d,g)	3.20(d,g)	133.41
September 30, 2005	8.83	.24(d,f)	.47	.71	(.23)	(.23)	—(e)	9.31	8.11	377,247	.95(d)	2.62(d,f)	209.05
September 30, 2004	8.64	.17(d)	.38	.55	(.36)	(.36)	—(e)	8.83	6.40	89,925	1.14(d)	1.87(d)	258.72
September 30, 2003	7.94	.23	.92	1.15	(.45)	(.45)	—	8.64	15.08	169,684	1.14	2.83	200.28

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

158	159

Financial highlights (Continued)

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

* Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

September 30, 2007	0.01%

September 30, 2006	0.03

September 30, 2005	0.08

September 30, 2004	0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

Percentage
of average
	Per share	net assets

Class A	<$0.01	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

Class R	<0.01	<0.01

Class Y	<0.01	<0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006.

(h) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/07

Note 1: Significant accounting policies

Putnam Asset Allocation Funds (the “trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the “funds”), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of that fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds expect the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the funds’ manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. At September 30, 2007, fair value pricing was used for certain foreign securities in the portfolios. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Each fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Each fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

G) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios.

H) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds’ portfolios.

I) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

J) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

K) Credit default contracts Each fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the funds’ portfolios.

L) TBA purchase commitments Each fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds’ portfolios.

N) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2007, the value of securities loaned amounted to $167,308,842, $112,698,312 and $12,392,690 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). The funds received cash collateral of $173,069,529, $116,781,825 and $12,869,096 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), which is pooled with collateral of other Putnam funds into 54 (Growth Portfolio) and 52 (Balanced Portfolio and Conservative Portfolio) issues of short-term investments.

P) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, Balanced Portfolio and Conservative Portfolio had capital loss carryovers of $73,296,521 and $54,515,023, respectively available to the extent allowed by the Code to offset future net capital gain, if any. These capital loss carryovers will expire on September 30, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the funds have elected to defer to their fiscal year ending September 30, 2008 $5,521,754, $12,611,088 and $2,304,924 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of losses recognized during the period November 1, 2006 to September 30, 2007.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, both realized and unrealized gains and losses on certain futures contracts, income on swap contracts (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio) and interest only securities (Balanced Portfolio and Conservative Portfolio). Reclassifications are made to the funds’ respective capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2007, reclassifications were as follows:

Undistributed Net Investment Income
Growth Portfolio	$(39,631,574)

Balanced Portfolio	(26,228,449)

Conservative Portfolio	(6,988,395)

Accumulated Net Realized Loss
Growth Portfolio	$39,634,532

Balanced Portfolio	36,098,447

Conservative Portfolio	6,982,376

Paid-in Capital
Growth Portfolio	$(2,958)

Balanced Portfolio	(9,869,998)

Conservative Portfolio	6,019

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

Growth Portfolio
Unrealized appreciation	$ 454,843,913
Unrealized depreciation	(75,062,094)
———————————————
Net unrealized appreciation	379,781,819
Undistributed long-term gain	18,294.663
Post-October loss	(5,521,754)
Cost for federal income tax purposes	$2,466,505,626

Balanced Portfolio
Unrealized appreciation	$ 352,809,931
Unrealized depreciation	(62,386,342)
———————————————
Net unrealized appreciation	290,423,589
Capital loss carryforward	(73,296,521)
Post-October loss	(12,611,088)
Cost for federal income tax purposes	$2,190,075,501

Conservative Portfolio
Unrealized appreciation	$ 110,777,124
Unrealized depreciation	(23,752,324)
———————————————
Net unrealized appreciation	87,024,800
Capital loss carryforward	(54,515,023)
Post-October loss	(2,304,924)
Cost for federal income tax purposes	$1,029,419,562

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of each fund through June 30, 2009 to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding

12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the Growth Portfolio for the period from July 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper, Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the year ended September 30, 2007, the funds’ expenses were limited to the lower of the limits specified above and accordingly, Putnam Management did not waive any of its management fee from the funds.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. Each fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended September 30, 2007, Putnam Management has assumed $1,363, $1,321 and $613 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of legal, shareholder servicing and communication, audit and Trustee fees incurred by each fund in connection with certain legal and regulatory matters (including those described in Note 7).

In October 2007, Putnam Management agreed to and did reimburse each fund in the amount of $73,462, $192,828, $268,429 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) in connection with the misidentification in 2006 of the characteristics of certain securities in the funds’ portfolios. The reimbursement by Putnam Management had no impact on total return.

Putnam Management voluntarily reimbursed Balanced Portfolio and Conservative Portfolio $5,387 and $118,850, respectively, for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total returns.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for each fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on each fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to each fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in each funds and the level of defined contribution plan assets in each fund. During the year ended September 30, 2007, the funds incurred $6,217,528, $4,348,123 and $2,201,813 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between each fund and State Street, the custodian bank has a lien on the securities of each fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2007, the payable to the custodian bank (for Growth Portfolio and Balanced Portfolio) represents the amount due for cash advanced for the settlement of securities purchased.

The funds have entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The funds also reduced expenses through brokerage service arrangements. For the year ended September 30, 2007, the funds’ expenses were reduced by $522,451, $505,860 and $361,137 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under these arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $761, $711 and $460 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the funds who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the funds is included in Trustee compensation and expenses in the Statements of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statements of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received the following:

	Class A	Class M
	Net	Net
	Commissions	Commissions

Growth Portfolio	$572,496	$8,087

Balanced Portfolio	382,688	4,765

Conservative Portfolio	95,161	1,934

	Class B	Class C
	Contingent	Contingent
	Deferred	Deferred
	Sales Charges	Sales Charges

Growth Portfolio	$369,748	$31,137

Balanced Portfolio	331,126	24,724

Conservative Portfolio	102,298	10,403

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received the following:

	Class A	Class M
	Deferred	Deferred
	Sales Charges	Sales Charges

Growth Portfolio	$16,684	$—

Balanced Portfolio	12,106	—

Conservative Portfolio	467	—

Note 3: Purchases and sales of securities

During the year ended September 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

U.S. Government Securities

	Purchases	Sales

Growth Portfolio	$9,649,142	$6,429,242

Balanced Portfolio	3,715,333	3,715,333

Conservative Portfolio	4,037,921	6,492,999

Other Securities

	Purchases	Sales

Growth Portfolio	$2,064,961,422	$1,719,232,454

Balanced Portfolio	2,418,431,651	2,094,810,608

Conservative Portfolio	1,520,384,061	1,258,738,778

Written option transactions during the year ended September 30, 2007 are summarized as follows:

	Contract	Premiums
Growth Portfolio	Amounts	Received

Written options
outstanding at
beginning of year	$ 13,080,000	$ 477,767

Options opened	136,293,953	2,771,522
Options exercised	—	—
Options expired	(6,860,000)	(265,311)
Options closed	(73)	(17,976)

Written options
outstanding at
end of year	$142,513,880	$2,966,002

	Contract	Premiums
Balanced Portfolio	Amounts	Received

Written options
outstanding at
beginning of year	$ 53,939,689	$ 2,028,120

Options opened	385,693,611	8,800,536
Options exercised	—	—
Options expired	(40,208,579)	(1,591,449)
Options closed	(231)	(56,884)

Written options
outstanding at
end of year	$399,424,490	$ 9,180,323

	Contract	Premiums
Conservative Portfolio	Amounts	Received

Written options
outstanding at
beginning of year	$ 47,252,000	$ 1,764,729

Options opened	358,727,198	8,059,322
Options exercised	—	—
Options expired	(31,760,000)	(1,228,318)
Options closed	(198)	(48,758)

Written options
outstanding at
end of year	$374,219,000	$ 8,546,975

Note 4: Capital shares

At September 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Growth Portfolio:

CLASS A	Shares	Amount

Year ended 9/30/07:
Shares sold	49,394,482	$ 714,263,561

Shares issued in connection with
reinvestment of distributions	513,672	7,206,819

Shares repurchased	(19,916,795)	(289,497,473)

Net increase	29,991,359	$ 431,972,907

Year ended 9/30/06:
Shares sold	38,664,985	$ 489,972,563

Shares issued in connection with
reinvestment of distributions	536,598	6,514,294

Shares repurchased	(17,463,960)	(219,675,426)

Net increase	21,737,623	$ 276,811,431

CLASS B	Shares	Amount

Year ended 9/30/07:
Shares sold	9,941,081	$ 140,374,912

Shares issued in connection with
reinvestment of distributions	—	—

Shares repurchased	(8,604,613)	(122,588,795)

Net increase	1,336,468	$ 17,786,117

Year ended 9/30/06:
Shares sold	10,155,844	$ 126,273,710

Shares issued in connection with
reinvestment of distributions	28,064	335,771

Shares repurchased	(9,179,020)	(113,756,664)

Net increase	1,004,888	$ 12,852,817

CLASS C	Shares	Amount

Year ended 9/30/07:
Shares sold	7,068,104	$ 98,926,128

Shares issued in connection with
reinvestment of distributions	2,328	31,659

Shares repurchased	(2,194,558)	(30,775,911)

Net increase	4,875,874	$ 68,181,876

Year ended 9/30/06:
Shares sold	4,716,321	$ 57,930,595

Shares issued in connection with
reinvestment of distributions	15,551	183,348

Shares repurchased	(1,371,637)	(16,789,631)

Net increase	3,360,235	$ 41,324,312

CLASS M	Shares	Amount

Year ended 9/30/07:
Shares sold	890,847	$12,702,808

Shares issued in connection with
reinvestment of distributions	3,316	45,856

Shares repurchased	(573,304)	(8,178,217)

Net increase	320,859	$ 4,570,447

Year ended 9/30/06:
Shares sold	824,301	$10,237,347

Shares issued in connection with
reinvestment of distributions	9,918	118,820

Shares repurchased	(638,666)	(7,965,198)

Net increase	195,553	$ 2,390,969

CLASS R	Shares	Amount
Year ended 9/30/07:
Shares sold	314,485	$ 4,503,517

Shares issued in connection with
reinvestment of distributions	2,114	29,365

Shares repurchased	(293,482)	(4,208,290)

Net increase	23,117	$ 324,592

Year ended 9/30/06:
Shares sold	408,571	$ 5,173,547

Shares issued in connection with
reinvestment of distributions	902	10,862

Shares repurchased	(43,024)	(533,138)

Net increase	366,449	$ 4,651,271

CLASS Y	Shares	Amount

Year ended 9/30/07:
Shares sold	7,103,031	$ 103,903,164

Shares issued in connection with
reinvestment of distributions	92,684	1,310,547

Shares repurchased	(4,497,487)	(64,763,281)

Net increase	2,698,228	40,450,430

Year ended 9/30/06:
Shares sold	4,124,585	52,313,145

Shares issued in connection with
reinvestment of distributions	121,664	1,487,947

Shares repurchased	(17,722,193)	(220,987,006)

Net decrease	(13,475,944)	$(167,185,914)

Balanced Portfolio:

CLASS A	Shares	Amount
Year ended 9/30/07:
Shares sold	43,989,625	$ 550,413,768

Shares issued in connection with
reinvestment of distributions	2,092,978	26,157,309

Shares repurchased	(31,098,194)	(390,178,638)

Net increase	14,984,409	$ 186,392,439

Year ended 9/30/06:
Shares sold	39,574,113	$ 451,846,355

Shares issued in connection with
reinvestment of distributions	2,016,629	22,770,815

Shares repurchased	(27,082,282)	(308,419,046)

Net increase	14,508,460	$ 166,198,124

CLASS B	Shares	Amount

Year ended 9/30/07:
Shares sold	6,143,300	$ 76,283,337

Shares issued in connection with
reinvestment of distributions	253,215	3,142,916

Shares repurchased	(9,362,150)	(116,653,435)

Net decrease	(2,965,635)	$ (37,227,182)

Year ended 9/30/06:
Shares sold	7,546,153	$ 85,221,717

Shares issued in connection with
reinvestment of distributions	361,588	4,039,363

Shares repurchased	(11,373,608)	(128,492,821)

Net decrease	(3,465,867)	$ (39,231,741)

CLASS C	Shares	Amount

Year ended 9/30/07:
Shares sold	3,989,290	$ 49,116,520

Shares issued in connection with
reinvestment of distributions	111,515	1,370,182

Shares repurchased	(2,171,843)	(26,728,947)

Net increase	1,928,962	$ 23,757,755

Year ended 9/30/06:
Shares sold	3,570,987	$ 40,060,820

Shares issued in connection with
reinvestment of distributions	115,335	1,278,551

Shares repurchased	(2,011,544)	(22,539,113)

Net increase	1,674,778	$ 18,800,258

CLASS M	Shares	Amount

Year ended 9/30/07:
Shares sold	648,825	$ 8,089,016

Shares issued in connection with
reinvestment of distributions	36,762	458,630

Shares repurchased	(623,352)	(7,771,202)

Net increase	62,235	$ 776,444

Year ended 9/30/06:
Shares sold	646,138	$ 7,337,360

Shares issued in connection with
reinvestment of distributions	44,108	496,232

Shares repurchased	(714,178)	(8,133,498)

Net decrease	(23,932)	$ (299,906)

CLASS R	Shares	Amount
Year ended 9/30/07:
Shares sold	291,998	$ 3,636,355

Shares issued in connection with
reinvestment of distributions	10,653	132,749

Shares repurchased	(692,653)	(8,617,617)

Net decrease	(390,002)	$ (4,848,513)

Year ended 9/30/06:
Shares sold	1,155,979	$13,290,431

Shares issued in connection with
reinvestment of distributions	6,432	72,778

Shares repurchased	(476,786)	(5,484,373)

Net increase	685,625	$ 7,878,836

CLASS Y	Shares	Amount

Year ended 9/30/07:
Shares sold	10,065,783	$ 127,031,290

Shares issued in connection with
reinvestment of distributions	324,998	4,068,344

Shares repurchased	(5,719,357)	(71,121,383)

Net increase	4,671,424	$ 59,978,251

Year ended 9/30/06:
Shares sold	5,404,275	$61,516,446

Shares issued in connection with
reinvestment of distributions	335,817	3,796,620

Shares repurchased	(23,790,217)	(269,300,210)

Net decrease	(18,050,125)	$(203,987,144)

Conservative Portfolio:

CLASS A	Shares	Amount

Year ended 9/30/07:
Shares sold	17,272,079	$ 169,376,762

Shares issued in connection with
reinvestment of distributions	1,365,157	13,343,502

Shares repurchased	(11,924,353)	(116,968,282)

Net increase	6,712,883	65,751,982

Year ended 9/30/06:
Shares sold	14,651,816	$ 137,424,816

Shares issued in connection with
reinvestment of distributions	1,409,720	13,138,419

Shares repurchased	(13,359,361)	(125,477,862)

Net increase	2,702,175	25,085,373

CLASS B	Shares	Amount

Year ended 9/30/07:
Shares sold	1,710,100	$ 16,607,105

Shares issued in connection with
reinvestment of distributions	172,226	1,668,852

Shares repurchased	(3,715,042)	(36,119,970)

Net decrease	(1,832,716)	$(17,844,013)

Year ended 9/30/06:
Shares sold	1,981,831	$ 18,389,260

Shares issued in connection with
reinvestment of distributions	274,841	2,536,698

Shares repurchased	(4,737,745)	(44,007,165)

Net decrease	(2,481,073)	$(23,081,207)

CLASS C	Shares	Amount

Year ended 9/30/07:
Shares sold	2,036,431	$ 19,777,151

Shares issued in connection with
reinvestment of distributions	101,750	986,474

Shares repurchased	(1,286,299)	(12,476,087)

Net increase	851,882	$ 8,287,538

Year ended 9/30/06:
Shares sold	1,667,936	$ 15,493,382

Shares issued in connection with
reinvestment of distributions	112,352	1,036,254

Shares repurchased	(1,040,521)	(9,660,728)

Net increase	739,767	$ 6,868,908

CLASS M	Shares	Amount

Year ended 9/30/07:
Shares sold	224,533	$ 2,184,329

Shares issued in connection with
reinvestment of distributions	30,761	297,998

Shares repurchased	(224,129)	(2,170,760)

Net increase	31,165	$ 311,567

Year ended 9/30/06:
Shares sold	261,504	$ 2,427,608

Shares issued in connection with
reinvestment of distributions	37,596	347,175

Shares repurchased	(453,892)	(4,197,349)

Net decrease	(154,792)	$(1,422,566)

CLASS R	Shares	Amount

Year ended 9/30/07:
Shares sold	87,194	$ 859,834

Shares issued in connection with
reinvestment of distributions	3,241	32,017

Shares repurchased	(60,534)	(597,172)

Net increase	29,901	$ 294,679

Year ended 9/30/06:
Shares sold	78,336	$ 740,927

Shares issued in connection with
reinvestment of distributions	1,981	18,619

Shares repurchased	(30,048)	(283,376)

Net increase	50,269	$ 476,170

CLASS Y	Shares	Amount

Year ended 9/30/07:
Shares sold	9,824,015	$ 96,143,251

Shares issued in connection with
reinvestment of distributions	1,429,572	13,945,501

Shares repurchased	(4,544,101)	(44,428,480)

Net increase	6,709,486	$ 65,660,272

Year ended 9/30/06:
Shares sold	6,608,799	$ 61,825,623

Shares issued in connection with
reinvestment of distributions	1,472,481	13,695,158

Shares repurchased	(8,104,166)	(75,817,520)

Net decrease	(22,886)	$ (296,739)

Note 5: Investment in Putnam Prime Money Market Fund

Each fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by each fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2007, management fees paid were reduced by $143,096, $220,617 and $144,126 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) relating to the funds’ investment in Putnam Prime Money Market Fund. Income distributions earned by the funds are recorded as income in the Statement of operations and totaled $8,822,546, $13,488,472 and $8,652,870 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the year ended September 30, 2007. During the year ended September 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated as follows:

	Cost of	Proceeds of
	Purchases	Sales

Growth Portfolio	$1,483,874,560	$1,354,030,840

Balanced Portfolio	1,190,855,322	1,345,418,668

Conservative Portfolio	657,245,315	766,637,287

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the funds.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the funds’ financial statements.

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, Growth Portfolio hereby designates, $18,294,663 as long-term capital gain, for its taxable year ended September 30, 2007.

The funds have designated 100.00%, 54.07% and 16.34% (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For their tax year ended September 30, 2007, the funds hereby designate 100.00%, 93.53% and 26.63%, (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), or, in each case, the maximum amount allowable of their taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Global Asset Allocation group for the year ended September 30, 2007. The other Putnam mutual funds in this group are Putnam Income Strategies Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, Credit Suisse First Boston, and Lehman Brothers. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended September 30, 2007.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America London, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen Securities Corp., UBS Warburg, and Weeden & Company.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the funds and Putnam Investment Management, LLC was approved as follows:

	Votes for	Votes against	Abstentions

Growth Portfolio	89,790,840	3,015,762	3,278,547

Balanced Portfolio	104,197,924	2,457,507	3,672,313

Conservative Portfolio	81,090,159	1,179,685	1,345,634

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

 Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

 Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

 Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President	Wanda M. McManus
One Post Office Square
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer	Nancy E. Florek
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

| Not FDIC Insured | May Lose Value | No Bank Guarantee |
| --- | --- | --- |

AN060 247901 11/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2007	$585,061	$410	$62,807	$7,397*
September 30, 2006	$572,246*	$1,197	$63,546	$12,987

* Includes fees of $1,396 and $3,808 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September

30, 2007 and September 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2007and September 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 173,820 and $359,410 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and to the valuation of derivative securities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2007	$ -	$ 26,129	$ -	$ -
September 30,
2006	$ -	$ 153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007